UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: July 31, 2011

Date of reporting period: July 31, 2011

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage Capital Growth Fund

Annual Report

July 31, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Capital Growth Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Capital Growth Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Despite inflation concerns, the Federal Reserve focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices. Yet, core inflation remained fairly

Letter to Shareholders	Wells Fargo Advantage Capital Growth Fund	3

mild by historical standards, particularly in the absence of healthy wage gains. Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500 Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4	Wells Fargo Advantage Capital Growth Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael Harris, CFA

Thomas J. Pence, CFA

FUND INCEPTION

November 3, 1997

12 MONTH TOTAL RETURN AS OF JULY 31, 2011
Class A (Excluding Sales Charges)	24.43%
Russell 1000® Growth Index[1]	24.76%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 1.23% and 1.20%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Growth Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Capital Growth Fund Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Capital Growth Fund	5

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges underperformed its benchmark, the Russell 1000 Growth Index, as effective stock selection in consumer discretionary and healthcare was offset by a difficult environment for financial stocks for the 12-month period that ended July 31, 2011.

■	A slow but steady U.S. economic recovery helped to overcome numerous market risks, allowing the equity market to deliver impressive returns for the period.

■

While the macroeconomic environment continues to challenge bottom-up stock pickers, we remain committed to our fundamental, “surround the company” research process and to maintaining an appropriate balance between risk and return.

The period was marked by strong—but uneven—market performance.

The equity market posted double-digit returns for the period, but the market’s solid performance belies the uneven path that it followed as investors faced a variety of global and domestic challenges.

A strong market rally began in late August 2010—when the Federal Reserve first hinted at a second round of quantitative easing (QE2)—and, for the most part, continued through April 2011. In addition to QE2, continued strength in corporate earnings and growing optimism regarding the sustainability of the U.S. economic recovery helped fuel the market’s advance. Consumer spending picked up, manufacturing activity accelerated, and even the employment picture showed signs of improvement. However, the market lost ground in May, June, and July 2011 amid mounting evidence that the economy had entered a soft patch due to high energy prices and global supply disruptions from the natural disasters in Japan. Concerns about Europe’s sovereign debt crisis, slowing growth in China, the U.S. debt-ceiling debate, and other issues also weighed on the market. With investor confidence shaken, market volatility and uncertainty re-emerged as dominant themes.

The Fund underperformed as macroeconomic forces dominated stock returns.

The Fund’s Class A shares excluding sales charges underperformed its benchmark, the Russell 1000 Growth Index, for the period. Bottom-up, “surround the company” research is the hallmark of our investment philosophy and process, so we were therefore disappointed to see that stock prices were, at times, disconnected from underlying company fundamentals. Key individual detractors included networking companies Ciena Corporation and Juniper Neworks Incorporated and financial companies JPMorgan Chase & Company and MetLife Incorporated. In contrast, strong returns from consumer discretionary companies priceline.com Incorporated and Amazon.com Incorporated and information technology (IT) companies Apple Incorporated, Baidu Incorporated and Salesforce.com Incorporated contributed to the Fund’s performance.

We strive to ensure that sector and industry allocations are always a by-product of our bottom up stock selection process. We are, however, aware of the sector composition of the benchmark. The Fund’s overweight position to financials and underweight to materials detracted from relative performance during the period. Conversely, the Fund’s positioning in consumer discretionary and its underweight to consumer staples were additive.

6	Wells Fargo Advantage Capital Growth Fund	Performance Highlights (Unaudited)

SECTOR DISTRIBUTION[3] (AS OF JULY 31, 2011)

Stock selection should be increasingly important as the recovery matures.

We continue to expect a slow but steady U.S. economic recovery. As we saw in the spring of 2010, we believe that recent macroeconomic headwinds will prove transitory as liquidity is likely to remain robust and monetary policy is likely to remain accommodative for the foreseeable future. Most important, as macro fears begin to recede, investors are apt to refocus on the powerful commonality between 2010 and 2011—healthy corporate earnings growth, as evidenced by the fact that nearly 90% of the Fund’s holdings met or beat consensus earnings estimates during the latest reporting period. In many cases, we believe equity valuations do not appear to fully reflect this fundamental strength.

At the same time, as the recovery matures, we believe we have reached an inflection point where companies with high levels of organic growth are becoming scarcer – and, as a result, more valuable. Our bottom-up, “surround the company” approach to stock selection is well suited to identifying such secular growth opportunities. In the IT sector, for example, we see tremendous innovation in areas such as cloud computing, virtualization, and mobile devices. In health care, we see promising new drugs coming to market and cost savings measures being implemented. We see burgeoning consumer markets in a number of emerging economies. Companies that are poised to benefit from these and other secular trends should be able to generate strong revenue growth—which is, in our view, a critical driver of outperformance.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2011)
Apple Incorporated	7.00%
Google Incorporated Class A	3.28%
Baker Hughes Incorporated	3.20%
Halliburton Company	3.09%
QUALCOMM Incorporated	2.86%
Occidental Petroleum Corporation	2.81%
Amazon.com Incorporated	2.69%
DIRECTV Group Incorporated	2.51%
Danaher Corporation	2.40%
Baidu Incorporated ADR	2.39%

We will continue to execute with discipline and precision.

We often highlight the importance of executing our bottom-up investment process with discipline and precision. Regardless of the market environment, we will continue to seek companies with superior earnings growth and attractive valuations, and we will weight individual positions based on our research conviction. Our experience has historically shown that the rewards of such diligent portfolio construction tend to be most disproportionate following periods of extreme disconnections—as we have witnessed in recent months. In effect, we believe that the portfolio is well positioned going forward.

3.	Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Capital Growth Fund	7

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WFCGX)	07/31/2007	(4.47)	17.24	1.58	3.06	1.37	24.43	2.79	3.67	1.23%	1.20%
Class C (WFCCX)	07/31/2007	0.02	22.49	2.07	3.02	1.02	23.49	2.07	3.02	1.98%	1.95%
Administrator Class (WFCDX)	06/30/2003					1.51	24.68	3.10	4.00	1.07%	0.94%
Institutional Class (WWCIX)	04/08/2005					1.68	25.07	3.31	4.12	0.80%	0.70%
Investor Class (SLGIX)	11/03/1997					1.38	24.37	2.70	3.63	1.30%	1.27%
Russell 1000 Growth Index						3.14	24.76	5.52	2.40

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for Class A and Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

8	Wells Fargo Advantage Capital Growth Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2011	Ending Account Value 07-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,013.72	$5.99	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%
Class C
Actual	$1,000.00	$1,010.25	$9.72	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$9.74	1.95%
Administrator Class
Actual	$1,000.00	$1,015.13	$4.70	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71	0.94%
Institutional Class
Actual	$1,000.00	$1,016.79	$3.50	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Investor Class
Actual	$1,000.00	$1,013.78	$6.34	1.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.36	1.27%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Capital Growth Fund	9

Security Name	Shares	Value

Common Stocks: 100.31%

Consumer Discretionary: 15.48%

Auto Components: 1.36%
Johnson Controls Incorporated«	546,750	$20,202,413

Hotels, Restaurants & Leisure: 1.43%
Starbucks Corporation	531,574	21,310,802

Internet & Catalog Retail: 5.06%
Amazon.com Incorporated†	179,460	39,933,439
priceline.com Incorporated†	65,560	35,248,334

		75,181,773

Media: 5.80%
CBS Corporation Class B	920,970	25,206,949
DIRECTV Group Incorporated†	735,784	37,289,533
Walt Disney Company	613,875	23,707,853

		86,204,335

Textiles, Apparel & Luxury Goods: 1.83%
Coach Incorporated	421,470	27,210,103

Consumer Staples: 1.91%

Food & Staples Retailing: 1.91%
Costco Wholesale Corporation	361,900	28,318,675

Energy: 15.03%

Energy Equipment & Services: 8.06%
Baker Hughes Incorporated	614,850	47,577,093
Cameron International Corporation†	472,300	26,420,462
Halliburton Company	839,300	45,934,889

		119,932,444

Oil, Gas & Consumable Fuels: 6.97%
Newfield Exploration Company†	454,470	30,640,367
Occidental Petroleum Corporation	424,800	41,706,864
Pioneer Natural Resources Company«	335,880	31,233,481

		103,580,712

Financials: 7.24%

Capital Markets: 1.28%
TD Ameritrade Holding Corporation	1,041,600	19,123,776

Commercial Banks: 0.92%
Itau Unibanco Holding SA«	669,210	13,631,808

Consumer Finance: 5.04%
American Express Company	562,600	28,152,504
MasterCard Incorporated	53,560	16,242,070
Visa Incorporated Class A«	356,400	30,486,456

		74,881,030

10	Wells Fargo Advantage Capital Growth Fund	Portfolio of Investments—July 31, 2011

Security Name	Shares	Value

Health Care: 8.80%

Health Care Providers & Services: 5.10%
Cardinal Health Incorporated	543,600	$23,787,936
Laboratory Corporation of America Holdings«†	192,700	17,489,452
UnitedHealth Group Incorporated	696,260	34,555,384

		75,832,772

Health Care Technology: 1.12%
Cerner Corporation«†	249,800	16,609,202

Life Sciences Tools & Services: 0.97%
Illumina Incorporated«†	230,400	14,388,480

Pharmaceuticals: 1.61%
Allergan Incorporated	294,340	23,932,785

Industrials: 15.60%

Aerospace & Defense: 1.80%
Precision Castparts Corporation	165,700	26,740,666

Electrical Equipment: 2.16%
ABB Limited ADR«	847,900	20,298,726
Cooper Industries plc	224,950	11,767,135

		32,065,861

Industrial Conglomerates: 0.94%
General Electric Company	783,850	14,038,754

Machinery: 7.23%
AGCO Corporation†	447,500	21,220,450
Cummins Incorporated	237,361	24,894,422
Danaher Corporation	725,500	35,629,305
Eaton Corporation	538,100	25,801,895

		107,546,072

Road & Rail: 3.47%
Hertz Global Holdings Incorporated«†	1,417,500	19,944,225
Union Pacific Corporation	308,350	31,599,708

		51,543,933

Information Technology: 29.53%

Communications Equipment: 2.24%
F5 Networks Incorporated†	170,200	15,910,296
Juniper Networks Incorporated†	741,310	17,339,241

		33,249,537

Computers & Peripherals: 9.10%
Apple Incorporated†	266,625	104,111,730
EMC Corporation«†	1,195,270	31,172,642

		135,284,372

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Capital Growth Fund	11

Security Name			Shares	Value

Electronic Equipment & Instruments: 2.68%
Agilent Technologies Incorporated†			437,950	$18,463,972
TE Connectivity Limited			619,150	21,317,335

				39,781,307

Internet Software & Services: 5.67%
Baidu Incorporated ADR†			226,310	35,546,512
Google Incorporated Class A†			80,800	48,778,152

				84,324,664

IT Services: 2.31%
Cognizant Technology Solutions Corporation Class A†			492,050	34,379,534

Semiconductors & Semiconductor Equipment: 1.24%
ARM Holdings plc ADR			642,700	18,503,333

Software: 6.29%
Citrix Systems Incorporated†			381,900	27,512,076
Oracle Corporation			1,072,150	32,786,347
Salesforce.com Incorporated«†			229,730	33,244,228

				93,542,651

Materials: 2.07%

Chemicals: 2.07%
Dow Chemical Company			438,550	15,292,239
Monsanto Company			211,550	15,544,690

				30,836,929

Telecommunication Services: 4.65%

Wireless Telecommunication Services: 4.65%
American Tower Corporation Class A†			505,550	26,556,542
QUALCOMM Incorporated			776,450	42,533,932

				69,090,474

Total Common Stocks (Cost $1,296,307,841)				1,491,269,197

Interest Rate		Maturity Date	Principal

Short-Term Investments: 7.29%

Corporate Bonds and Notes: 0.30%
Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	$4,362,790	1,736,827
VFNC Corporation(a)(i)(v)††±	0.19	09/29/2011	5,138,227	2,774,643

				4,511,470

12	Wells Fargo Advantage Capital Growth Fund	Portfolio of Investments—July 31, 2011

	Yield	Shares	Value

Investment Companies: 6.99%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.02%	230,394	$230,394
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.14	103,637,052	103,637,052

			103,867,446

Total Short-Term Investments (Cost $105,919,153)			108,378,916

Total Investments in Securities
(Cost $1,402,226,994)*	107.60%	1,599,648,113
Other Assets and Liabilities, Net	(7.60)	(112,931,633)

Total Net Assets	100.00%	$1,486,716,480

«	All or a portion of this security is on loan.

†	Non-income earning security.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $1,406,513,145 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$227,311,424
Gross unrealized depreciation	(34,176,456)

Net unrealized appreciation	$193,134,968

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—July 31, 2011	Wells Fargo Advantage Capital Growth Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$1,495,780,667
In affiliated securities, at value	103,867,446

Total investments, at value (see cost below)	1,599,648,113
Receivable for investments sold	20,334,598
Receivable for Fund shares sold	1,063,636
Receivable for dividends	233,173
Receivable for securities lending income	10,800
Prepaid expenses and other assets	40,753

Total assets	1,621,331,073

Liabilities
Payable for investments purchased	25,700,052
Payable for Fund shares redeemed	1,981,130
Payable upon receipt of securities loaned	105,688,759
Advisory fee payable	694,702
Distribution fees payable	5,509
Due to other related parties	179,357
Accrued expenses and other liabilities	365,084

Total liabilities	134,614,593

Total net assets	$1,486,716,480

NET ASSETS CONSIST OF
Paid-in capital	$1,511,023,900
Accumulated net realized losses on investments	(221,728,539)
Net unrealized gains on investments	197,421,119

Total net assets	$1,486,716,480

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$20,692,999
Shares outstanding – Class A	1,273,213
Net asset value per share – Class A	$16.25
Maximum offering price per share – Class A2	$17.24
Net assets – Class C	$8,271,940
Shares outstanding – Class C	524,489
Net asset value per share – Class C	$15.77
Net assets – Administrator Class	$372,177,835
Shares outstanding – Administrator Class	22,189,867
Net asset value per share – Administrator Class	$16.77
Net assets – Institutional Class	$988,632,805
Shares outstanding – Institutional Class	58,297,342
Net asset value per share – Institutional Class	$16.96
Net assets – Investor Class	$96,940,901
Shares outstanding – Investor Class	5,991,904
Net asset value per share – Investor Class	$16.18

Total investments, at cost	$1,402,226,994

Securities on loan, at value	$103,710,292

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Capital Growth Fund	Statement of Operations—Year Ended July 31, 2011

Investment income
Dividends*	$9,950,358
Income from affiliated securities	17,600
Securities lending income, net	269,025

Total investment income	10,236,983

Expenses
Advisory fee	8,979,157
Administration fees
Fund level	717,099
Class A	61,086
Class C	21,508
Administrator Class	402,786
Institutional Class	716,592
Investor Class	342,886
Shareholder servicing fees
Class A	58,736
Class C	20,681
Administrator Class	1,005,255
Investor Class	259,475
Distribution fees
Class C	62,042
Custody and accounting fees	75,029
Professional fees	13,825
Registration fees	75,886
Shareholder report expenses	165,328
Trustees’ fees and expenses	14,513
Other fees and expenses	29,190

Total expenses	13,021,074
Less: Fee waivers and/or expense reimbursements	(1,203,375)

Net expenses	11,817,699

Net investment loss	(1,580,716)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	160,826,597
Net change in unrealized gains (losses) on investments	147,362,801

Net realized and unrealized gains (losses) on investments	308,189,398

Net increase in net assets resulting from operations	$306,608,682

* Net of foreign withholding taxes of	$153,781

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Capital Growth Fund	15

	Year Ended July 31, 2011		Year Ended July 31, 2010

Operations
Net investment loss		$(1,580,716)		$(3,587,085)
Net realized gains on investments		160,826,597		162,223,615
Net change in unrealized gains (losses) on investments		147,362,801		(7,236,999)

Net increase in net assets resulting from operations		306,608,682		151,399,531

Distributions to shareholders from
Net investment income
Administrator Class		0		(1,796,241)
Institutional Class		0		(1,989,485)

Total distributions to shareholders		0		(3,785,726)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	94,865	1,482,711	157,394	2,028,453
Class C	57,425	871,679	83,017	1,043,920
Administrator Class	5,250,091	82,207,407	23,765,072	315,845,859
Institutional Class	35,795,657	523,745,064	6,440,100	86,256,409
Investor Class	591,572	9,235,502	3,166,153	41,319,232

		617,542,363		446,493,873

Reinvestment of distributions
Administrator Class	0	0	103,940	1,403,195
Institutional Class	0	0	143,093	1,946,063

		0		3,349,258

Payment for shares redeemed
Class A	(675,574)	(10,233,303)	(516,717)	(6,738,627)
Class C	(90,936)	(1,394,981)	(125,512)	(1,585,782)
Administrator Class	(33,927,433)	(478,171,336)	(30,649,284)	(414,904,651)
Institutional Class	(12,422,744)	(201,343,608)	(7,832,283)	(104,387,950)
Investor Class	(2,605,808)	(39,824,815)	(13,814,442)	(177,008,436)

		(730,968,043)		(704,625,446)

Net asset value of shares issued in acquisition
Class A	0	0	432,622	5,473,469
Class C	0	0	19,391	239,920
Administrator Class	0	0	1,715,025	22,336,540
Institutional Class	0	0	642	8,427

		0		28,058,356

Net decrease in net assets resulting from capital share transactions		(113,425,680)		(226,723,959)

Total increase (decrease) in net assets		193,183,002		(79,110,154)

Net assets
Beginning of period		1,293,533,478		1,372,643,632

End of period		$1,486,716,480		$1,293,533,478

Undistributed net investment loss		$0		$0

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Capital Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2011	2010	2009	2008	2007[1]
Net asset value, beginning of period	$13.07	$11.83	$17.60	$18.64	$18.64
Net investment income (loss)	(0.07)[2]	(0.06)[2]	(0.00)[2,3]	(0.08)[2]	0.00
Net realized and unrealized gains (losses) on investments	3.25	1.30	(5.26)	0.08	0.00

Total from investment operations	3.18	1.24	(5.26)	0.00	0.00
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.51)	(1.04)	0.00
Net asset value, end of period	$16.25	$13.07	$11.83	$17.60	$18.64
Total return[4]	24.43%	10.40%	(29.23)%	(0.46)%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.27%	1.31%	1.22%	0.00%
Net expenses	1.20%	1.25%	1.25%	1.22%	0.00%
Net investment income (loss)	(0.48)%	(0.55)%	(0.01)%	(0.45)%	0.00%
Supplemental data
Portfolio turnover rate	116%	128%	172%	151%	114%
Net assets, end of period (000’s omitted)	$20,693	$24,222	$21,064	$33,756	$10

1.	Class A commenced operations on July 31, 2007 and had no activity during the period.

2.	Calculated based upon average shares outstanding.

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Capital Growth Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2011	2010	2009	2008	2007[1]
Net asset value, beginning of period	$12.77	$11.65	$17.47	$18.64	$18.64
Net investment income (loss)	(0.19)[2]	(0.17)	(0.08)[2]	(0.22)[2]	0.00
Net realized and unrealized gains (losses) on investments	3.19	1.29	(5.23)	0.09	0.00

Total from investment operations	3.00	1.12	(5.31)	(0.13)	0.00
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.51)	(1.04)	0.00
Net asset value, end of period	$15.77	$12.77	$11.65	$17.47	$18.64
Total return[3]	23.49%	9.61%	(29.75)%	(1.18)%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.96%	2.02%	2.02%	2.14%	0.00%
Net expenses	1.95%	2.00%	1.96%	2.00%	0.00%
Net investment income (loss)	(1.23)%	(1.31)%	(0.70)%	(1.21)%	0.00%
Supplemental data
Portfolio turnover rate	116%	128%	172%	151%	114%
Net assets, end of period (000’s omitted)	$8,272	$7,127	$6,772	$7,835	$10

1.	Class C commenced operations on July 31, 2007 and had no activity during the period.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Capital Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.45	$12.17	$18.03	$19.03	$16.07
Net investment income (loss)	(0.03)[1]	(0.03)[1]	0.04 [1]	(0.02)[1]	(0.02)[1]
Net realized and unrealized gains (losses) on investments	3.35	1.35	(5.39)	0.06	3.08

Total from investment operations	3.32	1.32	(5.35)	0.04	3.06
Distributions to shareholders from
Net investment income	0.00	(0.04)	0.00	0.00	0.00
Net realized gains	0.00	0.00	(0.51)	(1.04)	(0.10)

Total distributions to shareholders	0.00	(0.04)	(0.51)	(1.04)	(0.10)
Net asset value, end of period	$16.77	$13.45	$12.17	$18.03	$19.03
Total return	24.68%	10.81%	(29.02)%	(0.24)%	19.08%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.09%	1.13%	1.12%	1.18%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income (loss)	(0.21)%	(0.25)%	0.33%	(0.11)%	(0.09)%
Supplemental data
Portfolio turnover rate	116%	128%	172%	151%	114%
Net assets, end of period (000’s omitted)	$372,178	$684,207	$680,869	$678,414	$500,499

1.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Capital Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.57	$12.27	$18.14	$19.10	$16.10
Net Investment income (loss)	0.00 [2]	0.00 [2]	0.06 [1]	0.01 [1]	0.02 [1]
Net realized and unrealized gains (losses) on investments	3.39	1.36	(5.42)	0.07	3.08

Total from investment operations	3.39	1.36	(5.36)	0.08	3.10
Distributions to shareholders from
Net investment income	0.00	(0.06)	0.00	0.00	0.00
Net realized gains	0.00	0.00	(0.51)	(1.04)	(0.10)

Total distributions to shareholders	0.00	(0.06)	(0.51)	(1.04)	(0.10)
Net asset value, end of period	$16.96	$13.57	$12.27	$18.14	$19.10
Total return	25.07%	10.97%	(28.90)%	(0.02)%	19.36%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.82%	0.86%	0.85%	0.91%
Net expenses	0.70%	0.75%	0.75%	0.75%	0.76%
Net investment income (loss)	0.00%	(0.06)%	0.51%	0.07%	0.11%
Supplemental data
Portfolio turnover rate	116%	128%	172%	151%	114%
Net assets, end of period (000’s omitted)	$988,633	$473,777	$443,931	$539,373	$281,353

1.	Calculated based upon average shares outstanding.

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Capital Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Investor Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.02	$11.79	$17.56	$18.64	$15.81
Net investment loss	(0.08)[1]	(0.08)[1]	(0.01)[1]	(0.10)[1]	(0.10)[1]
Net realized and unrealized gains (losses) on investments	3.24	1.31	(5.25)	0.06	3.03

Total from investment operations	3.16	1.23	(5.26)	(0.04)	2.93
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.51)	(1.04)	(0.10)
Net asset value, end of period	$16.18	$13.02	$11.79	$17.56	$18.64
Total return	24.37%	10.35%	(29.30)%	(0.68)%	18.63%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.36%	1.41%	1.42%	1.53%
Net expenses	1.27%	1.35%	1.36%	1.39%	1.42%
Net investment loss	(0.55)%	(0.64)%	(0.12)%	(0.54)%	(0.56)%
Supplemental data
Portfolio turnover rate	116%	128%	172%	151%	114%
Net assets, end of period (000’s omitted)	$96,941	$104,200	$220,008	$379,966	$374,723

1.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Capital Growth Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Capital Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05%

22	Wells Fargo Advantage Capital Growth Fund	Notes to Financial Statements

and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss	Accumulated Net Realized Losses on Investments	Paid-in Capital
$1,580,716	$882,996	$(2,463,712)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Notes to Financial Statements	Wells Fargo Advantage Capital Growth Fund	23

As of July 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $217,442,388 with $4,472,500 expiring in 2015, $17,258,430 expiring in 2016 and $195,711,458 expiring in 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$1,491,269,197	$0	$0	$1,491,269,197
Short-term investments
Corporate bonds and notes	0	0	4,511,470	4,511,470
Investment companies	230,394	103,637,052	0	103,867,446
	$1,491,499,591	$103,637,052	$4,511,470	$1,599,648,113

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

24	Wells Fargo Advantage Capital Growth Fund	Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate bonds and notes
Balance as of July 31, 2010	$5,674,630
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	926,771
Purchases	0
Sales	(2,089,931)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of July 31, 2011	$4,511,470
Change in unrealized gains (losses) relating to securities still held at July 31, 2011	$(103,201)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Notes to Financial Statements	Wells Fargo Advantage Capital Growth Fund	25

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $1,263 from the sale of Class A shares and $537 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $1,648,896,007 and $1,720,984,195, respectively.

6. ACQUISITIONS

After the close of business on July 16, 2010, the Fund acquired the net assets of Wells Fargo Advantage Large Cap Appreciation Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Administrator Class and Institutional Class shares of Wells Fargo Advantage Large Cap Appreciation Fund received Class A, Class A, Class C, Administrator Class and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Large Cap Appreciation Fund for 2,167,680 shares of the Fund valued at $28,058,356 at an exchange ratio of 0.63, 0.59, 0.60, 0.38, and 0.62 for Class A, Class A, Class C, Institutional Class and Administrator Class shares, respectively. The investment portfolio of Wells Fargo Advantage Large Cap Appreciation Fund with a fair value of $28,005,044, identified cost of $25,947,445 and unrealized gains of $2,057,599 at July 16, 2010 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Large Cap Appreciation Fund and the Fund immediately prior to the acquisition were $28,058,356 and $1,224,216,103, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,252,274,459. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Large Cap Appreciation Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed August 1, 2009, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2010 would have been:

Net investment loss	$(3,026,839)
Net realized and unrealized gains on investments	$158,025,382
Net increase in net assets resulting from operations	$154,998,543

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid for the year ended July 31, 2011.

The tax character of distributions paid was $3,785,726 of ordinary income for the year ended July 31, 2010.

26	Wells Fargo Advantage Capital Growth Fund	Notes to Financial Statements

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains	Capital Loss Carryforward
$193,134,968	$(217,442,388)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Capital Growth Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Capital Growth Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Capital Growth Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

28	Wells Fargo Advantage Capital Growth Fund	Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

Other Information (Unaudited)	Wells Fargo Advantage Capital Growth Fund	29

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

30	Wells Fargo Advantage Capital Growth Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)	Wells Fargo Advantage Capital Growth Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and Strategic Large Cap Growth Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Capital Growth Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and Strategic Large Cap Growth Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the

32	Wells Fargo Advantage Capital Growth Fund	Other Information (Unaudited)

Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Growth Fund, the Large Cap Growth Fund, the Omega Growth Fund, the Premiere Large Company Growth Fund and the Strategic Large Cap Growth Fund was generally higher than the median performance of the Universe for the periods under review. The Board also noted that the one- and ten-year performance of the Capital Growth Fund and the Endeavor Select Fund was higher than the median performance of the Universe and the three- and five-year performance was lower than the median performance of the Universe, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of each of the Capital Growth Fund and the Endeavor Select Fund relative to the Universe. The Board received a report that showed (i) that the Capital Growth Fund recently outperformed its benchmark and (ii) that the performance of the Endeavor Select Fund was higher than its peer group for the year-to-date results. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to the Fund’s investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group, except for the Institutional Class of the Omega Growth Fund. The Board also noted that the Advisory Agreement Rates for the Investor Class and Class A were not appreciably higher or higher than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rate for the Investor Class and Class A of the Large Cap Growth Fund, the Premiere Large Company Growth Fund and the Strategic Large Cap Growth Fund was in range of the median rate for the Fund’s Expense Group and that for the Investor Class and Class A of the Capital Growth Fund, the Endeavor Select Fund, the Growth Fund and Omega

Other Information (Unaudited)	Wells Fargo Advantage Capital Growth Fund	33

Growth Fund the Net Advisory Rates were not appreciably higher or higher than the median rate of each Fund’s Expense Group. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’ expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

34	Wells Fargo Advantage Capital Growth Fund	Other Information (Unaudited)

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Capital Growth Fund	35

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204781 09-11 A200/AR200 7-11

Wells Fargo Advantage Classic Value Fund*

Annual Report

July 31, 2011

*	After the close of business on August 26, 2011, the net assets of Wells Fargo Advantage Classic Value Fund were acquired by Wells Fargo Advantage Equity Value Fund in an exchange for shares of Wells Fargo Advantage Equity Value Fund. Shareholders of Wells Fargo Advantage Classic Value Fund became shareholders of Wells Fargo Advantage Equity Value Fund.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Classic Value Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been
the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Classic Value Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary
result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually
adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Despite inflation concerns, the Federal Reserve
focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices.
Yet, core inflation remained fairly mild by historical standards, particularly in the absence of healthy wage gains.

Letter to Shareholders

Wells Fargo Advantage Classic Value Fund

3

Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the
Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting
investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500
Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs.
If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.
The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4

Wells Fargo Advantage Classic Value Fund

Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGER

James M. Tringas, CFA, CPA

FUND INCEPTION

August 31, 1978

12 MONTH TOTAL RETURN AS OF JULY 31, 2011

Class A (Excluding Sales Charges)

17.98%

  Russell 1000®
Value Index[1]

16.76%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 1.27% and 1.25%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Value Index measures the performance of those Russell
1000® Value Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Classic Value Fund Class A shares for the most recent ten years with the Russell 1000 Value
Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)

Wells Fargo Advantage Classic Value Fund

5

MANAGER’S
DISCUSSION

Fund highlights

■

Favorable stock selection in the financials and information technology (IT) sectors more than offset weak stock selection in the health care and industrials sectors, resulting in the Fund’s Class A shares excluding sales charges outperforming the Russell
1000® Value Index for the 12-month period that ended July 31, 2011.

■

Leading contributors included credit rating and research firm Moody’s Investors Service Incorporated; footwear manufacturer and retailer Timberland
Company; integrated oil and gas company Exxon Mobil Corporation; and digital wireless telecommunication services company QUALCOMM Incorporated.

■

Leading detractors included office supply retailer Staples Incorporated; financial services firm Bank of America Corporation; networking firm Cisco
Systems Incorporated; and electric power and retail distributor Entergy Corporation.

  SECTOR
DISTRIBUTION[3]   (AS OF JULY 31,
2011)

Strong stock selection allowed the Fund to outperform during a weak economy and, later in the period, a difficult and volatile market.

Half way through 2011, we have been presented with many events and data points that remind us that the path of the ongoing recovery in the United States and the rest of the world will be fraught with many twists, turns, and bumps along the way. The pitfalls on the path are potentially deep, with the United States and Europe facing difficult decisions regarding their respective budget deficits, the Federal Reserve on the verge of withdrawing its monetary stimulus, and China reaching a critical juncture in the effort to slow its economy without causing an outright collapse. We expected
2011 to be a year of increased volatility as opposed to the strong trending markets we experienced in 2009 and 2010, and so far the market has not disappointed us.

The Fund benefited from strong stock
selection despite the difficult environment. The strongest overall performance came within the financials sector, where rating agency Moody’s was a strong contributor. Robust issuance activity, particularly in the investment-grade and high-yield markets, led to steady improvements in Moody’s operating results, while concerns that regulation reform would have a meaningful effect on rating agencies’ underlying business model continued to fade. Although we reduced the
Fund’s position in Moody’s, we continue to like the company’s long-term story. We believe Moody’s should continue to play a key role in financial markets and benefit from global growth of credit markets.

3.
Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

6

Wells Fargo Advantage Classic Value Fund

Performance Highlights (Unaudited)

Within the IT sector, an
investment in QUALCOMM aided the Fund’s relative results. The company is a key developer of technology for wireless communications and has benefited from the growing global demand for smartphone technology. In addition, the recent upswing in the average selling prices of handsets was a positive catalyst for the stock, as the company’s licensing segment receives a small percentage of the price of every phone sold. We remain positive on QUALCOMM because we believe that increasing high-end smartphone functionality, along with explosive emerging markets demand for low-end smartphones, should support continued volume growth and ultimately higher profitability.

Investments in the consumer discretionary sector detracted from relative returns during the period.

Although the Fund benefited from an underweight to the consumer discretionary sector, stock selection within the sector was mixed, with office supply retailer Staples Incorporated a top detractor. High unemployment and government budgetary cutbacks reduced demand for Staples’ products, and price competition increased as consumers tried to stretch their discretionary spending dollars. We no longer own the stock.

Although overall performance in the financials sector aided the Fund’s results, Bank of America Corporation was a major detractor. The bank faced numerous headwinds, including pressured net interest margins; regulatory challenges; and losses on mortgage, credit card, and commercial loan products. The bank was also troubled by above-average mortgage-related losses that led to several material write-offs and charges against earnings. While we paid careful attention to the challenges facing Bank of America, we believed the shares still offered opportunity for long-term investors, and thus we continue to own the stock.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2011)

Exxon Mobil Corporation

4.41%

Diageo plc

4.14%

JPMorgan Chase & Company

3.81%

Home Depot Incorporated

3.69%

ConocoPhillips

3.28%

QUALCOMM Incorporated

3.16%

WellPoint Incorporated

3.03%

Chevron Corporation

2.91%

Pfizer Incorporated

2.88%

Novartis AG ADR

2.87%

Looking ahead, we hope to navigate this marketplace through wise stock selection that exploits company-specific opportunities as opposed to investing in companies that are heavily dependent on a global recovery.

The best
opportunities for many companies will come from finding other ways to grow earnings power now that the benefits available through cost-cutting have been largely exhausted. Mergers and acquisitions (M&A) are often used to accomplish this goal, and we have unsurprisingly seen an increase in M&A activity. The types of high-quality, undervalued companies that we prefer often make prime acquisition targets, and we benefited from M&A activity in the first half of 2011. An important part of investing is being aware of what expectations are embedded in a given stock price. In our view, stock prices suggest that investors expect several companies to continue to show above-average earnings growth. We will continue to focus on our bottom-up process of investing in companies with strong balance sheets and low expectations that we can buy at discounted valuations.

4.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)

Wells Fargo Advantage Classic Value Fund

7

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (ETRAX)

01/03/1995

(5.51
)

11.19

0.28

2.84

0.26

17.98

1.48

3.45

1.27%

1.25%

Class B (ETRBX)**

01/03/1995

(5.10
)

12.11

0.41

2.92

(0.10
)

17.11

0.73

2.92

2.02%

2.00%

Class C (ETRCX)

01/03/1995

(1.16
)

16.08

0.73

2.69

(0.16
)

17.08

0.73

2.69

2.02%

2.00%

Class R (ETRRX)

10/10/2003

0.10

17.65

1.23

3.19

1.52%

1.50%

Administrator Class (EVTRX)

08/31/1978

0.41

18.23

1.74

3.73

1.11%

1.00%

Institutional Class (ETRNX)

07/30/2010

0.51

18.52

1.79

3.75

0.84%

0.75%

Russell 1000 Value Index

0.14

16.76

(0.01
)

3.66

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Equity Income Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

8	Wells Fargo Advantage Classic Value Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2011	Ending Account Value 07-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,002.55	$6.16	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24%
Class B
Actual	$1,000.00	$998.97	$9.86	1.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.93	$9.94	1.99%
Class C
Actual	$1,000.00	$998.45	$9.86	1.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.93	$9.94	1.99%
Class R
Actual	$1,000.00	$1,001.02	$7.39	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Administrator Class
Actual	$1,000.00	$1,004.08	$4.97	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Institutional Class
Actual	$1,000.00	$1,005.10	$3.73	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Classic Value Fund	9

Security Name	Shares	Value

Common Stocks: 97.09%

Consumer Discretionary: 11.25%

Hotels, Restaurants & Leisure: 2.08%
Carnival Corporation	452,883	$15,081,007

Media: 2.82%
Comcast Corporation Class A	471,204	11,318,320
Omnicom Group Incorporated«	194,045	9,104,591

		20,422,911

Multiline Retail: 1.11%
Target Corporation	155,499	8,006,644

Specialty Retail: 5.24%
Home Depot Incorporated	764,935	26,719,180
Lowe’s Companies Incorporated	519,164	11,203,559

		37,922,739

Consumer Staples: 10.93%

Beverages: 5.10%
Diageo plc	1,465,403	29,947,075
PepsiCo Incorporated	108,779	6,966,207

		36,913,282

Food & Staples Retailing: 3.36%
Safeway Incorporated	424,030	8,552,685
Sysco Corporation	207,000	6,332,130
Walgreen Company«	241,669	9,434,758

		24,319,573

Household Products: 1.14%
Procter & Gamble Company	134,017	8,240,705

Tobacco: 1.33%
Philip Morris International	136,102	9,686,379

Energy: 14.23%

Oil, Gas & Consumable Fuels: 14.23%
Chevron Corporation	202,500	21,064,050
ConocoPhillips	330,289	23,777,505
Exxon Mobil Corporation	399,709	31,892,781
Occidental Petroleum Corporation	186,345	18,295,352
Southwestern Energy Company†«	179,619	8,003,823

		103,033,511

Financials: 21.80%

Capital Markets: 4.35%
Northern Trust Corporation	353,050	15,853,710
State Street Corporation	377,790	15,666,951

		31,520,661

10	Wells Fargo Advantage Classic Value Fund	Portfolio of Investments—July 31, 2011

Security Name	Shares	Value

Commercial Banks: 2.33%
US Bancorp	647,290	$16,868,377

Consumer Finance: 1.11%
American Express Company	160,345	8,023,664

Diversified Financial Services: 10.11%
Apollo Global Management LLC Class A«††	530,018	9,174,612
Bank of America Corporation	1,830,362	17,772,815
JPMorgan Chase & Company	681,497	27,566,554
Moody’s Corporation«	523,602	18,645,467

		73,159,448

Insurance: 3.90%
Prudential Financial Incorporated	329,812	19,353,368
Stewart Information Services Corporation	836,129	8,862,967

		28,216,335

Health Care: 15.46%

Biotechnology: 2.35%
Amgen Incorporated	311,243	17,024,992

Health Care Equipment & Supplies: 2.34%
Medtronic Incorporated	468,699	16,896,599

Health Care Providers & Services: 3.03%
WellPoint Incorporated	324,899	21,946,927

Pharmaceuticals: 7.74%
Merck & Company Incorporated	420,819	14,362,552
Novartis AG ADR«	339,908	20,802,370
Pfizer Incorporated	1,084,757	20,870,725

		56,035,647

Industrials: 10.26%

Aerospace & Defense: 2.54%
Boeing Company	105,930	7,464,887
ITT Corporation	205,100	10,940,034

		18,404,921

Air Freight & Logistics: 2.05%
FedEx Corporation	170,855	14,843,882

Commercial Services & Supplies: 3.45%
Avery Dennison Corporation	439,826	13,876,510
Cintas Corporation«	340,803	11,093,138

		24,969,648

Industrial Conglomerates: 2.22%
General Electric Company	897,264	16,069,998

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Classic Value Fund	11

Security Name			Shares	Value

Information Technology: 11.13%

Communications Equipment: 4.25%
Cisco Systems Incorporated			492,100	$7,858,837
QUALCOMM Incorporated			417,973	22,896,561

				30,755,398

Computers & Peripherals: 2.06%
Dell Incorporated†			919,833	14,938,088

IT Services: 1.18%
Automatic Data Processing Incorporated			166,173	8,556,248

Software: 3.64%
CA Incorporated			253,000	5,641,900
Microsoft Corporation			328,800	9,009,120
Oracle Corporation			383,036	11,713,241

				26,364,261

Materials: 0.91%

Metals & Mining: 0.91%
Newmont Mining Corporation			118,000	6,561,980

Utilities: 1.12%

Electric Utilities: 1.12%
Entergy Corporation			121,160	8,093,488

Total Common Stocks (Cost $637,397,888)				702,877,313

	Interest Rate	Maturity Date	Principal

Short-Term Investments: 10.23%

Corporate Bonds and Notes: 0.03%
Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	$206,846	82,345
VFNC Corporation(a)††(i)(v)±	0.19	09/29/2011	243,611	131,550

				213,895

	Yield		Shares

Investment Companies: 10.20%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.02		19,594,933	19,594,933
Wells Fargo Securities Lending Cash Investments, LLC(r)(v)(l)(u)	0.14		54,221,436	54,221,436

				73,816,369

Total Short-Term Investments (Cost $73,913,643)				74,030,264

Total Investments in Securities
(Cost $711,311,531)*	107.32%	776,907,577
Other Assets and Liabilities, Net	(7.32)	(52,994,699)

Total Net Assets	100.00%	$723,912,878

12	Wells Fargo Advantage Classic Value Fund	Portfolio of Investments—July 31, 2011

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

†	Non-income earning security.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

±	Variable rate investments.

*	Cost for federal income tax purposes is $715,548,950 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$121,536,071
Gross unrealized depreciation	(60,177,444)

Net unrealized appreciation	$61,358,627

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—July 31, 2011	Wells Fargo Advantage Classic Value Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$703,091,208
In affiliated securities, at value	73,816,369

Total investments, at value (see cost below)	776,907,577
Foreign currency, at value (see cost below)	771,886
Receivable for investments sold	1,571,501
Receivable for Fund shares sold	5,841
Receivable for dividends	584,686
Receivable for securities lending income	6,891
Prepaid expenses and other assets	49,236

Total assets	779,897,618

Liabilities
Payable for Fund shares redeemed	690,008
Payable upon receipt of securities loaned	54,318,710
Advisory fee payable	397,160
Distribution fees payable	12,342
Due to other related parties	138,459
Accrued expenses and other liabilities	428,061

Total liabilities	55,984,740

Total net assets	$723,912,878

NET ASSETS CONSIST OF
Paid-in capital	$733,199,559
Undistributed net investment income	3,520,479
Accumulated net realized losses on investments	(78,418,363)
Net unrealized gains on investments	65,611,203

Total net assets	$723,912,878

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$278,992,069
Shares outstanding – Class A	14,207,256
Net asset value per share – Class A	$19.64
Maximum offering price per share – Class A2	$20.84
Net assets – Class B	$7,047,148
Shares outstanding – Class B	364,341
Net asset value per share – Class B	$19.34
Net assets – Class C	$10,682,566
Shares outstanding – Class C	553,979
Net asset value per share – Class C	$19.28
Net assets – Class R	$171,305
Shares outstanding – Class R	8,716
Net asset value per share – Class R	$19.65
Net assets – Administrator Class	$423,800,110
Shares outstanding – Administrator Class	21,539,581
Net asset value per share – Administrator Class	$19.68
Net assets – Institutional Class	$3,219,680
Shares outstanding – Institutional Class	163,554
Net asset value per share – Institutional Class	$19.69

Total investments, at cost	$711,311,531

Securities on loan, at value	$52,752,850

Foreign currency, at cost	$756,729

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Classic Value Fund	Statement of Operations—Year Ended July 31, 2011

Investment income
Dividends*	$15,080,967
Income from affiliated securities	24,070
Securities lending income, net	138,476

Total investment income	15,243,513

Expenses
Advisory fee	4,761,434
Administration fees
Fund level	370,942
Class A	754,331
Class B	23,567
Class C	30,413
Class R	468
Administrator Class	428,748
Institutional Class	1,725
Shareholder servicing fees
Class A	722,308
Class B	22,661
Class C	29,243
Class R	450
Administrator Class	1,062,977
Distribution fees
Class B	67,983
Class C	87,730
Class R	450
Custody and accounting fees	65,440
Professional fees	33,661
Registration fees	62,118
Shareholder report expenses	124,771
Trustees’ fees and expenses	20,322
Other fees and expenses	47,259

Total expenses	8,719,001
Less: Fee waivers and/or expense reimbursements	(392,973)

Net expenses	8,326,028

Net investment income	6,917,485

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	13,313,907
Net change in unrealized gains (losses) on investments	101,069,338

Net realized and unrealized gains (losses) on investments	114,383,245

Net increase in net assets resulting from operations	$121,300,730

* Net of foreign withholding taxes of	$112,957

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Classic Value Fund	15

	Year Ended July 31, 2011		Year Ended July 31, 2010[1]

Operations
Net investment income		$6,917,485		$5,788,231
Net realized gains (losses) on investments		13,313,907		(37,140,015)
Net change in unrealized gains (losses) on investments		101,069,338		98,881,192

Net increase in net assets resulting from operations		121,300,730		67,529,408

Distributions to shareholders from
Net investment income
Class A		(1,264,307)		(1,546,623)
Class B		(3,323)		(18,810)
Class C		(9,034)		(21,451)
Class R		(635)		(677)
Administrator Class		(1,911,652)		(4,066,220)
Institutional Class		(13,856)		(0)[2]

Total distributions to shareholders		(3,202,807)		(5,653,781)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	324,913	6,420,852	273,689	4,436,206
Class B	5,304	103,055	19,034	322,654
Class C	36,837	686,193	40,567	678,914
Class R	1,890	36,425	10,144	173,938
Administrator Class	254,009	4,886,915	242,668	4,131,777
Institutional Class	162,952	2,900,000	598 [2]	10,000 [2]

		15,033,440		9,753,489

Reinvestment of distributions
Class A	60,745	1,149,275	83,858	1,424,788
Class B	163	3,041	962	16,706
Class C	406	7,575	1,005	17,387
Class R	33	635	39	677
Administrator Class	91,795	1,737,671	219,015	3,707,344
Institutional Class	4	73	0 [2]	0 [2]

		2,898,270		5,166,902

Payment for shares redeemed
Class A	(2,522,195)	(48,031,362)	(2,119,052)	(35,879,319)
Class B	(247,521)	(4,722,372)	(240,602)	(3,952,074)
Class C	(212,662)	(3,942,318)	(179,438)	(2,971,109)
Class R	(2,629)	(52,105)	(1,982)	(33,868)
Administrator Class	(2,193,334)	(41,796,175)	(2,263,041)	(38,434,396)

		(98,544,332)		(81,270,766)

Net asset value of shares issued in acquisitions
Class A	0	0	4,784,236	77,143,174
Class B	0	0	21,237	338,503
Class C	0	0	48,232	766,805

		0		78,248,482

Net increase (decrease) in net assets resulting from capital share transactions		(80,612,622)		11,898,107

Total increase in net assets		37,485,301		73,773,734

Net assets
Beginning of period		686,427,577		612,653,843

End of period		$723,912,878		$686,427,577

Undistributed (overdistributed) net investment income		$3,520,479		$(98,343)

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund. Evergreen Equity Income Fund was the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen Equity Income Fund.

2.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Classic Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$16.72	$15.27	$18.89	$23.98	$24.16
Net investment income	0.16	0.13	0.21	0.29	0.36
Net realized and unrealized gains (losses) on investments	2.84	1.44	(3.30)	(3.25)	2.70

Total from investment operations	3.00	1.57	(3.09)	(2.96)	3.06
Distributions to shareholders from
Net investment income	(0.08)	(0.12)	(0.21)	(0.28)	(0.49)
Net realized gains	0.00	0.00	(0.32)	(1.85)	(2.75)

Total distributions to shareholders	(0.08)	(0.12)	(0.53)	(2.13)	(3.24)
Net asset value, end of period	$19.64	$16.72	$15.27	$18.89	$23.98
Total return[2]	17.98%	10.30%	(15.85)%	(13.46)%	13.55%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.25%	1.28%	1.18%	1.19%
Net expenses	1.24%	1.24%	1.28%	1.15%	1.18%
Net investment income	0.81%	0.76%	1.47%	1.35%	1.49%
Supplemental data
Portfolio turnover rate	21%	21%	19%	23%	57%
Net assets, end of period (000’s omitted)	$278,992	$273,299	$203,472	$287,236	$404,494

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund. Evergreen Equity Income Fund was the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Equity Income Fund.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Classic Value Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,
Class B	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$16.52	$15.12	$18.71	$23.77	$23.96
Net investment income	0.01 [2]	0.00 [2]	0.11 [2]	0.13 [2]	0.19 [2]
Net realized and unrealized gains (losses) on investments	2.82	1.43	(3.28)	(3.23)	2.69

Total from investment operations	2.83	1.43	(3.17)	(3.10)	2.88
Distributions to shareholders from
Net investment income	(0.01)	(0.03)	(0.10)	(0.11)	(0.32)
Net realized gains	0.00	0.00	(0.32)	(1.85)	(2.75)

Total distributions to shareholders	(0.01)	(0.03)	(0.42)	(1.96)	(3.07)
Net asset value, end of period	$19.34	$16.52	$15.12	$18.71	$23.77
Total return[3]	17.11%	9.44%	(16.47)%	(14.10)%	12.76%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.00%	2.02%	1.89%	1.89%
Net expenses	1.99%	1.99%	2.02%	1.89%	1.89%
Net investment income	0.08%	0.03%	0.79%	0.61%	0.78%
Supplemental data
Portfolio turnover rate	21%	21%	19%	23%	57%
Net assets, end of period (000’s omitted)	$7,047	$10,019	$12,186	$27,550	$48,897

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund. Evergreen Equity Income Fund was the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Equity Income Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Classic Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$16.48	$15.08	$18.67	$23.72	$23.92
Net investment income (loss)	0.01 [2]	(0.01)[2]	0.09	0.13 [2]	0.19 [2]
Net realized and unrealized gains (losses) on investments	2.80	1.44	(3.26)	(3.22)	2.68

Total from investment operations	2.81	1.43	(3.17)	(3.09)	2.87
Distributions to shareholders from
Net investment income	(0.01)	(0.03)	(0.10)	(0.11)	(0.32)
Net realized gains	0.00	0.00	(0.32)	(1.85)	(2.75)

Total distributions to shareholders	(0.01)	(0.03)	(0.42)	(1.96)	(3.07)
Net asset value, end of period	$19.28	$16.48	$15.08	$18.67	$23.72
Total return[3]	17.08%	9.47%	(16.49)%	(14.07)%	12.74%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.00%	2.03%	1.90%	1.89%
Net expenses	1.99%	1.99%	2.03%	1.90%	1.89%
Net investment income	0.07%	0.02%	0.73%	0.61%	0.78%
Supplemental data
Portfolio turnover rate	21%	21%	19%	23%	57%
Net assets, end of period (000’s omitted)	$10,683	$12,022	$12,354	$17,571	$27,901

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund. Evergreen Equity Income Fund was the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Equity Income Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Classic Value Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Class R	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$16.76	$15.32	$18.92	$24.02	$24.19
Net investment income	0.10	0.08 [2]	0.16 [2]	0.21	0.30
Net realized and unrealized gains (losses) on investments	2.86	1.45	(3.30)	(3.23)	2.73

Total from investment operations	2.96	1.53	(3.14)	(3.02)	3.03
Distributions to shareholders from
Net investment income	(0.07)	(0.09)	(0.14)	(0.23)	(0.45)
Net realized gains	0.00	0.00	(0.32)	(1.85)	(2.75)

Total distributions to shareholders	(0.07)	(0.09)	(0.46)	(2.08)	(3.20)
Net asset value, end of period	$19.65	$16.76	$15.32	$18.92	$24.02
Total return	17.65%	9.99%	(16.05)%	(13.64)%	13.30%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.50%	1.52%	1.39%	1.39%
Net expenses	1.49%	1.49%	1.52%	1.39%	1.39%
Net investment income	0.55%	0.47%	1.06%	1.16%	1.27%
Supplemental data
Portfolio turnover rate	21%	21%	19%	23%	57%
Net assets, end of period (000’s omitted)	$171	$158	$19	$50	$103

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund. Evergreen Equity Income Fund was the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen Equity Income Fund.

2.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Classic Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$16.72	$15.27	$18.89	$23.98	$24.16
Net investment income	0.21	0.17	0.25	0.35	0.42
Net realized and unrealized gains (losses) on investments	2.83	1.45	(3.31)	(3.26)	2.72

Total from investment operations	3.04	1.62	(3.06)	(2.91)	3.14
Distributions to shareholders from
Net investment income	(0.08)	(0.17)	(0.24)	(0.33)	(0.57)
Net realized gains	0.00	0.00	(0.32)	(1.85)	(2.75)

Total distributions to shareholders	(0.08)	(0.17)	(0.56)	(2.18)	(3.32)
Net asset value, end of period	$19.68	$16.72	$15.27	$18.89	$23.98
Total return	18.23%	10.58%	(15.63)%	(13.18)%	13.84%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.00%	1.03%	0.90%	0.89%
Net expenses	1.00%	0.99%	1.03%	0.90%	0.89%
Net investment income	1.05%	1.02%	1.72%	1.61%	1.78%
Supplemental data
Portfolio turnover rate	21%	21%	19%	23%	57%
Net assets, end of period (000’s omitted)	$423,800	$390,920	$385,000	$502,000	$642,000

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund. Evergreen Equity Income Fund was the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Equity Income Fund.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Classic Value Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$16.72	$16.72
Net investment income	0.23 [2]	0.00
Net realized and unrealized gains (losses) on investments	2.86	0.00

Total from investment operations	3.09	0.00
Distributions to shareholders from
Net investment income	(0.12)	0.00
Net asset value, end of period	$19.69	$16.72
Total return[3]	18.52%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.00%
Net expenses	0.75%	0.00%
Net investment income	1.21%	0.00%
Supplemental data
Portfolio turnover rate	21%	21%
Net assets, end of period (000’s omitted)	$3,220	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Classic Value Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Classic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Notes to Financial Statements	Wells Fargo Advantage Classic Value Fund	23

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

24	Wells Fargo Advantage Classic Value Fund	Notes to Financial Statements

Temporary differences do not require reclassifications. At July 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$(95,856)	$51,554	$44,302

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At July 31, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2015	2016	2017	2018
$12,551,431	$3,137,764	$45,723,944	$12,969,969

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements	Wells Fargo Advantage Classic Value Fund	25

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$702,877,313	$0	$0	$702,877,313
Short-term investments
Corporate bonds and notes	0	0	213,895	213,895
Investment companies	19,594,933	54,221,436	0	73,816,369
	$722,472,246	$54,221,436	$213,895	$776,907,577

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds and Notes
Balance as of July 31, 2010	$269,043
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	43,939
Purchases	0
Sales	(99,087)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of July 31, 2011	$213,895
Change in unrealized gains (losses) relating to securities still held at July 31, 2011	$(4,893)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.64% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

26	Wells Fargo Advantage Classic Value Fund	Notes to Financial Statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B, Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $2,470 from the sale of Class A shares and $38, $8,402 and $517 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $151,812,077 and $234,864,956, respectively.

6. ACQUISITIONS

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund. Shareholders holding Class A, Class B and Class C shares of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund received Class A, Class B and Class C shares, respectively, of the Fund in the reorganizations. Class I and Class R shares of Evergreen Equity Income Fund received Administrator Class and Class R shares, respectively, of the Fund. The Fund was newly created to receive the assets of shares Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund. Evergreen Equity Income Fund became the accounting and performance survivor in the reorganizations. The investment portfolio of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund with fair values of $586,940,471 and $78,255,739, respectively, and identified costs of $656,973,756 and $78,873,358, respectively, at July 16, 2010 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with

Notes to Financial Statements	Wells Fargo Advantage Classic Value Fund	27

amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized losses acquired, exchange ratio and number of shares issued were as follows:

Acquired Fund	Value of Assets Acquired	Unrealized Losses	Exchange Ratio	Number of Shares Issued
Evergreen Equity Income Fund	$586,707,232	($70,033,285)	1.00	11,662,979	Class A
			1.00	591,667	Class B
			1.00	691,632	Class C
			1.00	23,458,156	Administrator Class
			1.00	9,483	Class R
Wells Fargo Advantage Specialized Financial Services Fund	78,248,482	(617,619)	0.10	4,784,236	Class A
			0.10	21,237	Class B
			0.10	48,232	Class C

The aggregate net assets of the Fund immediately after the acquisitions were $664,955,714.

Assuming the acquisitions had been completed August 1, 2009, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2010 would have been

Net investment income	$6,056,779
Net realized and unrealized gains on investments	$68,949,615
Net increase in net assets resulting from operations	$75,006,394

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $3,202,807 and $5,653,781 of ordinary income for the years ended July 31, 2011 and July 31, 2010, respectively.

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains	Capital Loss Carryforwards
$3,722,643	$61,373,784	$(74,383,108)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common

28	Wells Fargo Advantage Classic Value Fund	Notes to Financial Statements

requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

11. SUBSEQUENT EVENT

Effective at the close of business on August 26, 2011, Wells Fargo Advantage Equity Value Fund acquired the net assets of the Fund in a tax-free exchange for shares of Wells Fargo Advantage Equity Value Fund. Shareholders of Class A, Class B, Class C, Class R, Administrator Class and Institutional Class shares of the Fund received corresponding shares of Wells Fargo Advantage Equity Value Fund.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Classic Value Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Classic Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Classic Value Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

30

Wells Fargo Advantage Classic Value Fund

Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31,
2011.

Pursuant to Section 854 of the Internal Revenue Code, $3,202,807 of income dividends paid during the fiscal year ended July 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $5,038 has been designated as interest-related dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly,
30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A
description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at
www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On August 19, 2011, a Special Meeting of
Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 –
To approve the proposed reorganization of the Fund into Wells Fargo Advantage Equity Value Fund, a series of Wells Fargo Trust, a Delaware statutory trust:

Shares voted “For”

16,059,373

Shares voted “Against”

1,511,128

Shares voted “Abstain”

2,317,586

Other Information (Unaudited)

Wells Fargo Advantage Classic Value Fund

31

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the
Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust,
Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Peter G. Gordon (Born 1942)

Trustee, since 1998; Chairman, since 2005

Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College

Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)

Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth
Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of
Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)

Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms.
Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)

Trustee, since 2010

Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director,
Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation
Trust

David F. Larcker (Born 1950)

Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research
Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust

Olivia S. Mitchell (Born 1953)

Trustee, since 2006

International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the
University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University
Professor from 1978 to 1993.

Asset Allocation Trust

32

Wells Fargo Advantage Classic Value Fund

Other Information (Unaudited)

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Timothy J. Penny (Born 1951)

Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute
Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

Michael S. Scofield (Born 1943)

Trustee, since 2010

Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s
Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman,
Branded Media Corporation (multi-media branding company).

Asset Allocation Trust

Donald C. Willeke (Born 1940)

Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust

Officers

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)

President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and
Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)

Secretary, since 2000; Chief Legal Counsel, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank,
N.A. since 1996.

Kasey Phillips (Born 1970)

Treasurer, since 2008

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)

Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to
2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)

Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Debra Ann Early (Born 1964)

Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007.
Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.
The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)

Wells Fargo Advantage Classic Value Fund

33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and
Large Company Value Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report.
This shareholder report only relates to Classic Value Fund.)

Each year, as required by Section 15 of the
Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds
Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and Large Company Value Fund (collectively, the “Funds”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund and Disciplined Value Fund; (iii) an investment sub-advisory agreement with Metropolitan West Capital Management, LLC (“Met West”) for the Intrinsic Value Fund; (iv) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Large Cap Core
Fund; and (v) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with
Wells Capital Management, Met West, Golden and Phocas (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and continuation of the Advisory Agreements.
Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds
Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The
Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the
Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

34

Wells Fargo Advantage Classic Value Fund

Other Information (Unaudited)

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds
Management and the respective Sub-Adviser.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Core Equity Fund and the Intrinsic Value Fund was higher than the median performance of the Universe for all periods under review. The Board also noted that the longer-term performance of the Disciplined U.S. Core Fund was higher than or in range of the median performance of the Universe and the more recent performance was lower than the median performance of the Universe. The Board noted that the Large Company Value Fund’s performance was higher than the median performance of the Universe for the three- and five-year periods and lower than the median performance of the Universe for the one- and ten-year periods. The Board also noted that the performance of each of the Classic Value Fund, the Disciplined Value Fund and the Large Cap Core Fund was in range of or lower than the median performance of the Universe for all periods under review.

The Board noted that the performance of each of the Funds, except the Disciplined U.S. Core Fund and the Large Company Value Fund,
warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Funds relative to the Universe. The Board received a report that showed that (i) the
Classic Value Fund, Core Equity Fund and Large Cap Core Fund outperformed their benchmarks in the fourth quarter of 2010; (ii) the Classic Value Fund, Core Equity Fund and the Intrinsic Value Fund had experienced a change in their respective investment management team within the last year and (iii) the investment performance of the Disciplined Value Fund and the Intrinsic Value Fund was being appropriately monitored. The Board was satisfied that Funds Management and the Sub-Advisers were taking appropriate actions with respect to each Fund’s investment performance and requested continued reports on the performance of each of the Funds.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the
Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory
Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the
“Net Advisory Rates”).

Other Information (Unaudited)

Wells Fargo Advantage Classic Value Fund

35

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates
with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s
Expense Group. The Board also noted that the Advisory Agreement Rates for the Investor Class and Class A of the Classic Value Fund, Core Equity Fund, the Intrinsic Value Fund, the Large Cap Core and the Large Company Value Fund were higher than the median rate of each Fund’s Expense Group. The Board further noted that the Advisory Agreement Rates for the Investor Class and Class A of the Disciplined U.S. Core Fund and Disciplined Value Fund were in range of or not appreciably higher than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Funds were in range of, not appreciably higher or lower than the median rates of each Fund’s respective Expense Group, except for the Classic
Value Fund (Class A) and Core Equity Fund (Class A). The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’ expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the
Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, Met West and Golden, because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to Phocas, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Phocas had been negotiated by Funds Management on an arm’s-length basis and that their profitability from their relationship with the Large Company Value Fund was not a material factor in determining whether to renew the agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the
Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

36

Wells Fargo Advantage Classic Value Fund

Other Information (Unaudited)

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management’s and each Sub-Adviser’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds
Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and
broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and each Sub-Adviser annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year.
In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory
Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations

Wells Fargo Advantage Classic Value Fund

37

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG
— Association of Bay Area Governments

ACB
— Agricultural Credit Bank

ADR
— American Depositary Receipt

ADS
— American Depository Shares

AGC-ICC
— Assured Guaranty Corporation - Insured Custody Certificates

AGM
— Assured Guaranty Municipal

AMBAC
— American Municipal Bond Assurance Corporation

AMT
— Alternative Minimum Tax

ARM
— Adjustable Rate Mortgages

AUD
— Australian Dollar

BAN
— Bond Anticipation Notes

BART
— Bay Area Rapid Transit

BHAC
— Berkshire Hathaway Assurance Corporation

BRL
— Brazil Real

CAD
— Canadian Dollar

CCAB
— Convertible Capital Appreciation Bond

CDA
— Community Development Authority

CDO
— Collateralized Debt Obligation

CDSC
— Contingent Deferred Sales Charge

CGIC
— Capital Guaranty Insurance Company

CGY
— Capital Guaranty Corporation

CHF
— Swiss Franc

CIFG
— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee

COP
— Certificate of Participation

CP
— Commercial Paper

CR
— Custody Receipts

CTF
— Common Trust Fund

DEM
— Deutsche Mark

DKK
— Danish Krone

DRIVER
— Derivative Inverse Tax-Exempt Receipts

DW&P
— Department of Water & Power

DWR
— Department of Water Resources

ECFA
— Educational & Cultural Facilities Authority

EDFA
— Economic Development Finance Authority

ETET
— Eagle Tax-Exempt Trust

ETF
— Exchange-Traded Fund

EUR
— Euro

FFCB
— Federal Farm Credit Bank

FGIC
— Financial Guaranty Insurance Corporation

FHA
— Federal Housing Authority

FHAG
— Federal Housing Agency

FHLB
— Federal Home Loan Bank

FHLMC
— Federal Home Loan Mortgage Corporation

FNMA
— Federal National Mortgage Association

FRF
— French Franc

FSA
— Farm Service Agency

GBP
— Great British Pound

GDR
— Global Depositary Receipt

GNMA
— Government National Mortgage Association

GO
— General Obligation

HCFR
— Healthcare Facilities Revenue

HEFA
— Health & Educational Facilities Authority

HEFAR
— Higher Education Facilities Authority Revenue

HFA
— Housing Finance Authority

HFFA
— Health Facilities Financing Authority

HKD
— Hong Kong Dollar

HUD
—  Housing & Urban Development

HUF
— Hungarian Forint

IBC
— Insured Bond Certificate

IDA
— Industrial Development Authority

IDAG
— Industrial Development Agency

IDR
— Industrial Development Revenue

IEP
— Irish Pound

JPY
— Japanese Yen

KRW
— Republic of Korea Won

LIBOR
— London Interbank Offered Rate

LLC
— Limited Liability Company

LLP
— Limited Liability Partnership

LOC
— Letter of Credit

LP
— Limited Partnership

MBIA
— Municipal Bond Insurance Association

MFHR
— Multi-Family Housing Revenue

MFMR
— Multi-Family Mortgage Revenue

MMD
— Municipal Market Data

MSTR
— Municipal Securities Trust Receipts

MTN
— Medium Term Note

MUD
— Municipal Utility District

MXN
— Mexican Peso

MYR
— Malaysian Ringgit

NATL-RE
— National Public Finance Guarantee Corporation

NLG
— Netherlands Guilder

NOK
— Norwegian Krone

NZD
— New Zealand Dollar

PCFA
— Pollution Control Finance Authority

PCR
— Pollution Control Revenue

PFA
— Public Finance Authority

PFFA
— Public Facilities Financing Authority

PFOTER
— Puttable Floating Option Tax-Exempt Receipts

plc
— Public Limited Company

PLN
— Polish Zloty

PSFG
— Public School Fund Guaranty

PUTTER
— Puttable Tax-Exempt Receipts

R&D
— Research & Development

RDA
— Redevelopment Authority

RDFA
— Redevelopment Finance Authority

REIT
— Real Estate Investment Trust

RIB
— Residual Interest Bond

ROC
— Reset Option Certificates

SAVRS
— Select Auction Variable Rate Securities

SEK
— Swedish Krona

SFHR
— Single Family Housing Revenue

SFMR
— Single Family Mortgage Revenue

SGD
— Singapore Dollar

SKK
— Slovakian Koruna

SLMA
— Student Loan Marketing Association

SPDR
— Standard & Poor’s Depositary Receipts

STIT
— Short-Term Investment Trust

TAN
— Tax Anticipation Notes

TBA
— To Be Announced

TIPS
— Treasury Inflation-Protected Securities

TRAN
— Tax Revenue Anticipation Notes

TCR
— Transferable Custody Receipts

TRY
— Turkish Lira

TTFA
— Transportation Trust Fund Authority

USD
— Unified School District

XLCA
— XL Capital Assurance

ZAR
—  South African Rand

This page is intentionally left
blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail:
wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage
Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call
1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about
Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of
Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC
INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204782 09-11 A201/AR201 7-11

Wells Fargo Advantage Core
Equity Fund*

Annual Report

July 31, 2011

*
After the close of business on August 26, 2011, the net assets of Wells Fargo Advantage Core Equity Fund were acquired by Wells Fargo Advantage Opportunity
Fund in an exchange for shares of Wells Fargo Advantage Opportunity Fund. Shareholders of Wells Fargo Advantage Core Equity Fund became shareholders of Wells Fargo Advantage Opportunity Fund.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any
forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells
Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932

Keystone creates one of the first mutual fund families.

1971

Wells Fargo & Company introduces one of the first institutional index funds.

1978

Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984

Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989

The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994

Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996

Evergreen Investments and Keystone Funds merge.

1997

Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999

Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002

Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005

The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United
States.

2006

Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010

The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage
Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides
institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is
built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives,
risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the
Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow
Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow
Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY
LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual
report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds

Asia Pacific Fund

Global Opportunities Fund

Premier Large Company Growth Fund

C&B Large Cap Value Fund

Growth Fund

Small Cap Opportunities Fund

C&B Mid Cap Value Fund

Health Care Fund

Small Cap Value Fund

Capital Growth Fund

Index Fund

Small Company Growth Fund

Common Stock Fund

International Equity Fund

Small Company Value Fund

Disciplined U.S. Core Fund

International Value Fund

Small/Mid Cap Core Fund

Discovery Fund†

Intrinsic Small Cap Value Fund

Small/Mid Cap Value Fund

Diversified Equity Fund

Intrinsic Value Fund

Social Sustainability Fund†

Diversified International Fund

Intrinsic World Equity Fund

Special Mid Cap Value Fund

Diversified Small Cap Fund

Large Cap Core Fund

Special Small Cap Value Fund

Emerging Growth Fund

Large Cap Growth Fund

Specialized Technology Fund

Emerging Markets Equity Fund

Large Company Value Fund

Strategic Large Cap Growth Fund

Endeavor Select Fund†

Omega Growth Fund

Traditional Small Cap Growth Fund

Enterprise Fund†

Opportunity Fund†

Utility and Telecommunications Fund

Equity Value Fund

Precious Metals Fund

Bond Funds

Adjustable Rate Government Fund

Inflation-Protected Bond Fund

Short-Term Bond Fund

California Limited-Term Tax-Free Fund

Intermediate Tax/AMT-Free Fund

Short-Term High Yield Bond Fund

California Tax-Free Fund

International Bond Fund

Short-Term Municipal Bond Fund

Colorado Tax-Free Fund

Minnesota Tax-Free Fund

Strategic Municipal Bond Fund

Government Securities Fund

Municipal Bond Fund

Total Return Bond Fund

High Income Fund

North Carolina Tax-Free Fund

Ultra Short-Term Income Fund

High Yield Bond Fund

Pennsylvania Tax-Free Fund

Ultra Short-Term Municipal Income Fund

Income Plus Fund

Short Duration Government Bond Fund

Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund

WealthBuilder Equity Portfolio†

Target 2020 Fund†

Conservative Allocation Fund

  WealthBuilder Growth Allocation
Portfolio†

Target 2025 Fund†

Diversified Capital Builder Fund

  WealthBuilder Growth Balanced
Portfolio†

Target 2030 Fund†

Diversified Income Builder Fund

  WealthBuilder Moderate Balanced
Portfolio†

Target 2035 Fund†

Growth Balanced Fund

  WealthBuilder Tactical Equity
Portfolio†

Target 2040 Fund†

Index Asset Allocation Fund

Target Today Fund†

Target 2045 Fund†

Moderate Balanced Fund

Target 2010 Fund†

Target 2050 Fund†

  WealthBuilder Conservative Allocation
Portfolio†

Target 2015 Fund†

Target 2055 Fund†

Money Market Funds

100% Treasury Money Market Fund

Minnesota Money Market Fund

New Jersey Municipal Money Market Fund

California Municipal Money Market Fund

Money Market Fund

New York Municipal Money Market Fund

Cash Investment Money Market Fund

Municipal Cash Management Money Market Fund

Pennsylvania Municipal Money Market Fund

Government Money Market Fund

Municipal Money Market Fund

Prime Investment Money Market Fund

Heritage Money Market Fund†

National Tax-Free Money Market Fund

Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Discovery Fund†

VT Intrinsic Value Fund

VT Small Cap Growth Fund

VT Index Asset Allocation Fund

VT Omega Growth Fund

VT Small Cap Value Fund

VT International Equity Fund

VT Opportunity Fund†

VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.
The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells
Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM,
Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability
FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM,
Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage
WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones
Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo
Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025
FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow
Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells
Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050
FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage
Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells
Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund,
WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio,
Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and
VT Opportunity Fund, respectively.

Not part of
the annual report.

2

Wells Fargo Advantage Core Equity Fund

Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been
the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Core Equity Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary
result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually
adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Despite inflation concerns, the Federal Reserve
focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices.
Yet, core inflation remained fairly mild by historical standards, particularly in the absence of healthy wage gains.

Letter to Shareholders

Wells Fargo Advantage Core Equity Fund

3

Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the
Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting
investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500 Index1 and the
Dow Jones Industrial Average2 were up 19.7% and 19.1%,
respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.
The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4

Wells Fargo Advantage Core Equity Fund

Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Ann M. Miletti

Thomas D.
Wooden, CFA

(Effective May 19, 2011)

FUND INCEPTION

October 15, 1986

12 MONTH TOTAL RETURN AS OF JULY 31, 2011

Class A (Excluding Sales Charges)

20.06%

  S&P 500®
Index[1]

19.65%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 1.27% and 1.25%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Core Equity Fund Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)

Wells Fargo Advantage Core Equity Fund

5

MANAGER'S
DISCUSSION

Fund highlights

■

Strong stock selection in the consumer discretionary, financials, and information technology (IT) sectors offset softness in the industrials, health care, and energy sectors, as the Fund's Class A shares excluding sales charge outperformed the S&P 500 Index for the 12-month period that ended July 31, 2011.

■

Leading contributors included retailer Amazon.com Incorporated; television broadcaster CBS Corporation; credit card providers American Express Company and
MasterCard Incorporated; rating agency Moody’s Corporation; and communications equipment firm QUALCOMM Incorporated. A notable detractor was Jacobs Engineering Group Incorporated, which is levered to the build out of global infrastructure and has a stock price that reflected increasing macroeconomic concerns.

■

Our disciplined investment process is focused on bottom-up, fundamental analysis. We employ a time-tested, private market valuation (PMV) approach in which we continuously compare a company’s stock price with our estimate of what a private investor would pay for the entire company. The PMV process helped us to favorably position the portfolio in an environment characterized by declining correlations among individual common stocks.

SECTOR DISTRIBUTION[3] (AS OF JULY 31, 2011)

We continued to focus on good-quality companies with competitive advantages.

During the reporting period, the Fund benefited from strong performance among its consumer discretionary holdings, as economic activity seemed to stabilize and many consumer companies’ earnings improved. CBS was a sizable outperformer, driven by a stronger advertising market.

Also in the consumer space, Amazon.com posted another year of impressive results as e-commerce continued to gain market share in the U.S. and globally. In our view, Amazon.com provides a high return on invested capital, a leading brand and customer experience, and a solid management team.

Financials holding Moody’s, a
provider of credit ratings, research, and analytics, rallied strongly on higher margins, revenue growth, and a share repurchase program. Indeed, the stock rallied so much that it neared the upper limit of our PMV range, and we began to take profits.

In the IT sector, QUALCOMM maintained a dominant position in the high-margin handset royalty business, where it collects a license fee on every
3G wireless handset sold globally. Given that 3G has yet to fully penetrate large markets such as China and India, we anticipate continued growth ahead.

Jacobs Engineering was a key detractor within the industrials group, hurt primarily by rolling bouts of economic softness that directly affected the company due to exposure to the build out of global infrastructure. Nevertheless, we believe that the company is fundamentally strong and is well positioned to benefit as economic growth continues and accelerates. Stock selection in the health care and energy sectors also detracted from relative results, as did the Fund’s more than 3% average cash holding. Our cash positions are purely transitory and do not reflect an attempt to time the market.

3.
Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

6

Wells Fargo Advantage Core Equity Fund

Performance Highlights (Unaudited)

  TEN LARGEST EQUITY HOLDINGS[4]
(AS OF JULY 31, 2011)

Exxon Mobil Corporation

2.23%

QUALCOMM Incorporated

1.99%

Chevron Corporation

1.89%

Covidien plc

1.84%

Moody's Corporation

1.84%

Comcast Corporation Class A

1.81%

Praxair Incorporated

1.65%

Goldman Sachs Group Incorporated

1.62%

Apollo Group Incorporated Class A

1.62%

Weatherford International Limited

1.55%

As long-term investors, we prefer high-quality companies with competitive advantages in a challenging economic environment.

The events of the past 12 months have seemingly cast a shadow over the economic landscape as we enter the next fiscal year. The Federal Reserve has expressed a more subdued outlook for the U.S. economy and reiterated that it intends to keep short-term interest rates at exceptionally low levels to help foster economic growth. Despite the markets renewed fears of a double-dip recession, we remain optimistic. Economic data points may be down, but our PMVs are showing favorable upside going forward. Specifically, companies within the cruise lines, airlines, and oil service industries (all of which are highly sensitive to the economy) are displaying large discounts to their PMVs, as the market seems to have priced in some risk for a double-dip already.

We anticipate that we will see waves of relief and panic in the markets as we deal with economic uncertainty. We will maintain our discipline of sticking with companies that we believe have strong business models and competitive positions and that trade at discounts to their PMVs.

4.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)

Wells Fargo Advantage Core Equity Fund

7

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (EGIAX)

01/03/1995

(6.37
)

13.16

3.72

3.73

(0.66
)

20.06

4.96

4.34

1.27%

1.25%

Class B (EGIBX)**

01/03/1995

(5.95
)

14.19

3.84

3.82

(1.00
)

19.19

4.18

3.82

2.02%

2.00%

Class C (EGICX)

01/03/1995

(2.04
)

18.18

4.18

3.59

(1.04
)

19.18

4.18

3.59

2.02%

2.00%

Administrator Class (EVVTX)

10/15/1986

(0.54
)

20.40

5.23

4.63

1.11%

1.00%

Institutional Class (EGIEX)

07/30/2010

(0.39
)

20.68

5.28

4.65

0.84%

0.75%

S&P 500 Index

1.46

19.65

2.39

2.61

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site –
www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares,
the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the
Fund’s predecessor, Evergreen Fundamental Large Cap Fund.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

8

Wells Fargo Advantage Core Equity Fund

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

  Beginning
Account Value 02-01-2011

  Ending
Account Value 07-31-2011

  Expenses
Paid During the Period[1]

  Net Annual
Expense Ratio

Class A

Actual

$
1,000.00

$
993.43

$
6.18

1.25
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.60

$
6.26

1.25
%

Class B

Actual

$
1,000.00

$
990.04

$
9.82

1.99
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.93

$
9.94

1.99
%

Class C

Actual

$
1,000.00

$
989.64

$
9.87

2.00
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.88

$
9.99

2.00
%

Administrator Class

Actual

$
1,000.00

$
994.63

$
4.95

1.00
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.84

$
5.01

1.00
%

Institutional Class

Actual

$
1,000.00

$
996.06

$
3.71

0.75
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.08

$
3.76

0.75
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—July 31, 2011

Wells Fargo Advantage Core Equity Fund

9

Security Name

Shares

Value

Common Stocks: 96.36%

Consumer Discretionary: 18.70%

Auto Components: 1.18%

Johnson Controls Incorporated

248,240

$
9,172,468

Diversified Consumer Services: 1.62%

Apollo Group Incorporated Class A†

248,470

12,629,730

Hotels, Restaurants & Leisure: 2.24%

Carnival Corporation

262,647

8,746,145

Darden Restaurants Incorporated«

172,692

8,772,754

17,518,899

Household Durables: 0.69%

Whirlpool Corporation

78,164

5,411,294

Media: 6.53%

Cablevision Systems Corporation New York Group Class A

316,241

7,703,631

CBS Corporation Class B

357,492

9,784,556

Comcast Corporation Class A

607,096

14,169,621

Discovery Communications Incorporated Class A†

204,287

7,360,461

Omnicom Group Incorporated

256,294

12,025,314

51,043,583

Multiline Retail: 4.20%

Kohl’s Corporation

205,044

11,217,957

Nordstrom Incorporated«

219,542

11,012,227

Target Corporation

205,798

10,596,539

32,826,723

Specialty Retail: 2.24%

Best Buy Company Incorporated

308,117

8,504,029

Staples Incorporated«

559,779

8,990,051

17,494,080

Consumer Staples: 5.86%

Beverages: 0.91%

PepsiCo Incorporated

110,884

7,101,011

Food & Staples Retailing: 1.53%

Kroger Company

479,878

11,934,566

Food Products: 1.16%

General Mills Incorporated

243,425

9,091,924

Household Products: 2.26%

Church & Dwight Company Incorporated

268,366

10,825,884

Procter & Gamble Company

111,295

6,843,530

17,669,414

10	Wells Fargo Advantage Core Equity Fund	Portfolio of Investments—July 31, 2011

Security Name	Shares	Value

Energy: 11.53%

Energy Equipment & Services: 2.84%
Transocean Limited	163,908	$10,090,176
Weatherford International Limited†	551,870	12,096,990

		22,187,166

Oil, Gas & Consumable Fuels: 8.69%
Apache Corporation	78,907	9,762,374
Chevron Corporation	142,203	14,791,956
Exxon Mobil Corporation	218,259	17,414,886
Occidental Petroleum Corporation	102,267	10,040,574
Peabody Energy Corporation	102,132	5,869,526
Southwestern Energy Company†«	225,121	10,031,392

		67,910,708

Financials: 17.92%

Capital Markets: 5.29%
Apollo Global Management	505,445	8,749,253
Goldman Sachs Group Incorporated	93,779	12,657,352
INVESCO Limited	447,925	9,934,977
TD Ameritrade Holding Corporation	545,181	10,009,523

		41,351,105

Commercial Banks: 3.98%
Branch Banking & Trust Corporation«	429,117	11,019,725
City National Corporation«	177,642	9,535,823
Fifth Third Bancorp	831,986	10,524,623

		31,080,171

Consumer Finance: 1.39%
MasterCard Incorporated	35,642	10,808,437

Diversified Financial Services: 1.84%
Moody’s Corporation«	403,094	14,354,177

Insurance: 3.52%
ACE Limited	116,979	7,835,253
Prudential Financial Incorporated	85,879	5,039,380
Reinsurance Group of America Incorporated	167,147	9,729,627
RenaissanceRe Holdings Limited	70,518	4,907,348

		27,511,608

REIT: 1.90%
Apartment Investment & Management Company Class A	148,420	4,051,866
BioMed Realty Trust Incorporated«	550,365	10,798,161

		14,850,027

Health Care: 8.80%

Health Care Equipment & Supplies: 3.08%
Covidien plc	283,619	14,405,009
Zimmer Holdings Incorporated†	160,218	9,616,284

		24,021,293

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Core Equity Fund	11

Security Name	Shares	Value

Health Care Providers & Services: 1.19%
Health Management Associates Incorporated Class A†	976,460	$9,276,370

Life Sciences Tools & Services: 3.63%
Covance Incorporated†«	147,611	8,450,730
Thermo Fisher Scientific Incorporated†	163,512	9,825,436
Waters Corporation†	114,951	10,103,043

		28,379,209

Pharmaceuticals: 0.90%
Novartis AG ADR	114,982	7,036,898

Industrials: 12.23%

Aerospace & Defense: 1.21%
Embraer SA ADR	319,056	9,418,533

Airlines: 1.60%
Delta Air Lines Incorporated†	1,158,858	9,143,390
United Continental Holdings Incorporated†«	185,746	3,365,718

		12,509,108

Building Products: 1.11%
Masco Corporation«	819,255	8,643,140

Commercial Services & Supplies: 1.32%
Republic Services Incorporated«	356,467	10,348,237

Construction & Engineering: 1.24%
Jacobs Engineering Group Incorporated†	247,416	9,683,862

Machinery: 3.33%
Illinois Tool Works Incorporated«	197,434	9,832,213
Oshkosh Corporation†«	345,141	8,566,400
Pall Corporation	153,046	7,605,085

		26,003,698

Professional Services: 1.16%
Manpower Incorporated	179,793	9,083,142

Road & Rail: 1.26%
Hertz Global Holdings Incorporated†«	699,372	9,840,164

Information Technology: 14.13%

Communications Equipment: 2.77%
Polycom Incorporated†	226,335	6,117,835
QUALCOMM Incorporated	283,908	15,552,479

		21,670,314

Computers & Peripherals: 0.97%
NetApp Incorporated†«	160,049	7,605,528

Electronic Equipment & Instruments: 1.16%
Amphenol Corporation Class A	186,166	9,101,656

12	Wells Fargo Advantage Core Equity Fund	Portfolio of Investments—July 31, 2011

Security Name			Shares	Value

Internet Software & Services: 3.57%
Akamai Technologies Incorporated†«			320,178	$7,754,711
Equinix Incorporated†			101,909	10,646,433
Google Incorporated Class A†			15,689	9,471,292

				27,872,436

IT Services: 0.83%
Global Payments Incorporated			136,414	6,467,388

Semiconductors & Semiconductor Equipment: 3.63%
Altera Corporation			221,369	9,049,565
Avago Technologies Limited			287,451	9,666,977
ON Semiconductor Corporation†«			1,110,397	9,649,350

				28,365,892

Software: 1.20%
Autodesk Incorporated†			271,432	9,337,261

Materials: 6.25%

Chemicals: 1.65%
Praxair Incorporated			124,227	12,874,886

Containers & Packaging: 2.87%
Bemis Company Incorporated«			324,664	10,259,382
Crown Holdings Incorporated†			83,491	3,200,953
Owens-Illinois Incorporated†			387,245	8,972,467

				22,432,802

Metals & Mining: 1.73%
Agnico-Eagle Mines Limited			73,537	4,099,688
United States Steel Corporation«			235,139	9,403,209

				13,502,897

Telecommunication Services: 0.94%

Wireless Telecommunication Services: 0.94%
American Tower Corporation Class A†			139,857	7,346,688

Total Common Stocks (Cost $720,298,806)				752,768,493

	Interest Rate	Maturity Date	Principal

Short-Term Investments: 16.10%

Corporate Bonds and Notes: 0.31%
Gryphon Funding Limited(a)(i)	0.00%	08/05/2011	$6,096,407	2,426,980

	Yield		Shares

Investment Companies: 15.79%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.02		18,763,778	18,763,778
Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(v)(r)	0.14		104,587,658	104,587,658

				123,351,436

Total Short-Term Investments (Cost $125,534,653)				125,778,416

Total Investments in Securities
(Cost $845,833,459)*	112.46%	878,546,909
Other Assets and Liabilities, Net	(12.46)	(97,363,351)

Total Net Assets	100.00%	$781,183,558

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Core Equity Fund	13

†	Non-income earning security.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $850,249,684 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$80,261,885
Gross unrealized depreciation	(51,964,660)

Net unrealized appreciation	$28,297,225

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Core Equity Fund	Statement of Assets and Liabilities—July 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$755,195,473
In affiliated securities, at value	123,351,436

Total investments, at value (see cost below)	878,546,909
Receivable for investments sold	66,873,321
Receivable for Fund shares sold	325,216
Receivable for dividends	592,254
Receivable for securities lending income	11,686
Prepaid expenses and other assets	36,432

Total assets	946,385,818

Liabilities
Payable for investments purchased	58,401,983
Payable for Fund shares redeemed	1,094,740
Payable upon receipt of securities loaned	104,587,658
Advisory fee payable	423,076
Distribution fees payable	52,678
Due to other related parties	185,790
Accrued expenses and other liabilities	456,335

Total liabilities	165,202,260

Total net assets	$781,183,558

NET ASSETS CONSIST OF
Paid-in capital	$611,077,363
Overdistributed net investment income	(17,474)
Accumulated net realized gains on investments	137,390,344
Net unrealized gains on investments	32,733,325

Total net assets	$781,183,558

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$468,611,596
Shares outstanding – Class A	17,209,435
Net asset value per share – Class A	$27.23
Maximum offering price per share – Class A2	$28.89
Net assets – Class B	$21,396,739
Shares outstanding – Class B	861,161
Net asset value per share – Class B	$24.85
Net assets – Class C	$55,512,751
Shares outstanding – Class C	2,234,574
Net asset value per share – Class C	$24.84
Net assets – Administrator Class	$225,061,315
Shares outstanding – Administrator Class	8,099,100
Net asset value per share – Administrator Class	$27.79
Net assets – Institutional Class	$10,601,157
Shares outstanding – Institutional Class	380,928
Net asset value per share – Institutional Class	$27.83

Total investments, at cost	$845,833,459

Securities on loan, at value	$101,313,825

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2011	Wells Fargo Advantage Core Equity Fund	15

Investment income
Dividends*	$12,727,257
Interest	32,535
Income from affiliated securities	44,144
Securities lending income, net	219,020

Total investment income	13,022,956

Expenses
Advisory fee	5,004,756
Administration fees
Fund level	390,408
Class A	1,230,879
Class B	68,930
Class C	140,214
Administrator Class	220,215
Institutional Class	5,396
Shareholder servicing fees
Class A	1,181,112
Class B	66,279
Class C	134,821
Administrator Class	546,878
Distribution fees
Class B	198,838
Class C	404,463
Custody and accounting fees	44,335
Professional fees	41,568
Registration fees	67,176
Shareholder report expenses	215,951
Trustees’ fees and expenses	12,001
Other fees and expenses	69,143

Total expenses	10,043,363
Less: Fee waivers and/or expense reimbursements	(294,111)

Net expenses	9,749,252

Net investment income	3,273,704

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	167,356,196
Net change in unrealized gains (losses) on investments	(34,634,362)

Net realized and unrealized gains (losses) on investments	132,721,834

Net increase in net assets resulting from operations	$135,995,538

* Net of foreign withholding taxes of	$104,509

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Core Equity Fund	Statements of Changes in Net Assets

	Year Ended July 31, 2011		Year Ended July 31, 2010[1]

Operations
Net investment income		$3,273,704		$3,386,236
Net realized gains on investments		167,356,196		43,162,861
Net change in unrealized gains (losses) on investments		(34,634,362)		38,639,525

Net increase in net assets resulting from operations		135,995,538		85,188,622

Distributions to shareholders from
Net investment income
Class A		(2,299,556)		(3,114,633)
Class B		(27,686)		(118,369)
Class C		(72,057)		(198,839)
Administrator Class		(1,315,455)		(1,711,436)
Institutional Class		(29,191)		0 [2]

Total distributions to shareholders		(3,743,945)		(5,143,277)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	1,377,060	37,401,248	1,172,800	26,796,950
Class B	18,836	471,112	45,346	947,744
Class C	313,661	7,940,794	170,995	3,606,858
Administrator Class	552,890	15,387,450	247,534	5,800,458
Institutional Class	421,094	11,477,146	431 [2]	10,006 [2]

		72,677,750		37,162,016

Reinvestment of distributions
Class A	80,232	2,129,368	127,942	2,906,318
Class B	1,088	26,479	5,390	113,904
Class C	2,576	62,655	8,354	176,516
Administrator Class	43,455	1,175,010	66,932	1,537,930
Institutional Class	1,080	29,191	0 [2]	0 [2]

		3,422,703		4,734,668

Payment for shares redeemed
Class A	(2,903,505)	(76,775,907)	(2,936,869)	(66,992,104)
Class B	(493,250)	(12,197,669)	(505,571)	(10,340,676)
Class C	(368,919)	(8,955,322)	(399,463)	(8,406,719)
Administrator Class	(786,120)	(21,269,983)	(735,706)	(17,081,229)
Institutional Class	(41,677)	(1,190,248)	0 [2]	0 [2]

		(120,389,129)		(102,820,728)

Net decrease in net assets resulting from capital share transactions		(44,288,676)		(60,924,044)

Total increase in net assets		87,962,917		19,121,301

Net assets
Beginning of period		693,220,641		674,099,340

End of period		$781,183,558		$693,220,641

Overdistributed net investment income		$(17,474)		$(185,237)

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Fundamental Large Cap Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen Fundamental Large Cap Fund.

2.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Core Equity Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$22.79	$20.36	$23.15	$26.73	$23.37
Net investment income	0.14	0.13	0.21	0.17 [2]	0.13 [2]
Net realized and unrealized gains (losses) on investments	4.43	2.46	(2.86)	(2.36)	3.65

Total from investment operations	4.57	2.59	(2.65)	(2.19)	3.78
Distributions to shareholders from
Net investment income	(0.13)	(0.16)	(0.14)	(0.12)	(0.11)
Net realized gains	0.00	0.00	0.00	(1.27)	(0.31)

Total distributions to shareholders	(0.13)	(0.16)	(0.14)	(1.39)	(0.42)
Net asset value, end of period	$27.23	$22.79	$20.36	$23.15	$26.73
Total return[3]	20.06%	12.76%	(11.36)%	(8.74)%	16.29%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.39%	1.50%	1.36%	1.41%
Net expenses	1.24%	1.38%	1.50%	1.33%	1.38%
Net investment income	0.42%	0.48%	0.99%	0.69%	0.50%
Supplemental data
Portfolio turnover rate	98%	25%	30%	24%	17%
Net assets, end of period (000’s omitted)	$468,612	$425,113	$413,058	$521,466	$646,271

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Fundamental Large Cap Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Fundamental Large Cap Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Core Equity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class B	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$20.87	$18.72	$21.41	$24.89	$21.87
Net investment income (loss)	(0.07)[2]	(0.05)[2]	0.05 [2]	(0.01)[2]	(0.04)[2]
Net realized and unrealized gains (losses) on investments	4.07	2.28	(2.64)	(2.19)	3.40

Total from investment operations	4.00	2.23	(2.59)	(2.20)	3.36
Distributions to shareholders from
Net investment income	(0.02)	(0.08)	(0.10)	(0.01)	(0.03)
Net realized gains	0.00	0.00	0.00	(1.27)	(0.31)

Total distributions to shareholders	(0.02)	(0.08)	(0.10)	(1.28)	(0.34)
Net asset value, end of period	$24.85	$20.87	$18.72	$21.41	$24.89
Total return[3]	19.19%	11.91%	(12.01)%	(9.42)%	15.44%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.14%	2.23%	2.07%	2.11%
Net expenses	1.99%	2.13%	2.23%	2.07%	2.09%
Net investment income (loss)	(0.31)%	(0.26)%	0.28%	(0.06)%	(0.18)%
Supplemental data
Portfolio turnover rate	98%	25%	30%	24%	17%
Net assets, end of period (000’s omitted)	$21,397	$27,848	$33,504	$76,590	$149,672

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Fundamental Large Cap Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Fundamental Large Cap Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Core Equity Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$20.87	$18.73	$21.41	$24.89	$21.87
Net investment income (loss)	(0.08)[2]	(0.06)[2]	0.04	(0.01)	(0.05)
Net realized and unrealized gains (losses) on investments	4.08	2.28	(2.63)	(2.19)	3.41

Total from investment operations	4.00	2.22	(2.59)	(2.20)	3.36
Distributions to shareholders from
Net investment income	(0.03)	(0.08)	(0.09)	(0.01)	(0.03)
Net realized gains	0.00	0.00	0.00	(1.27)	(0.31)

Total distributions to shareholders	(0.03)	(0.08)	(0.09)	(1.28)	(0.34)
Net asset value, end of period	$24.84	$20.87	$18.73	$21.41	$24.89
Total return[3]	19.18%	11.92%	(12.03)%	(9.40)%	15.44%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.14%	2.25%	2.08%	2.11%
Net expenses	1.99%	2.13%	2.25%	2.08%	2.09%
Net investment income (loss)	(0.33)%	(0.27)%	0.25%	(0.06)%	(0.20)%
Supplemental data
Portfolio turnover rate	98%	25%	30%	24%	17%
Net assets, end of period (000’s omitted)	$55,513	$47,741	$46,959	$61,460	$79,743

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Fundamental Large Cap Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Fundamental Large Cap Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Core Equity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$23.22	$20.73	$23.56	$27.21	$23.76
Net investment income	0.18 [2]	0.24	0.23 [2]	0.24 [2]	0.21 [2]
Net realized and unrealized gains (losses) on investments	4.55	2.45	(2.88)	(2.40)	3.70

Total from investment operations	4.73	2.69	(2.65)	(2.16)	3.91
Distributions to shareholders from
Net investment income	(0.16)	(0.20)	(0.18)	(0.22)	(0.15)
Net realized gains	0.00	0.00	0.00	(1.27)	(0.31)

Total distributions to shareholders	(0.16)	(0.20)	(0.18)	(1.49)	(0.46)
Net asset value, end of period	$27.79	$23.22	$20.73	$23.56	$27.21
Total return	20.40%	12.99%	(11.13)%	(8.46)%	16.59%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.14%	1.25%	1.08%	1.11%
Net expenses	1.00%	1.13%	1.25%	1.08%	1.09%
Net investment income	0.67%	0.73%	1.25%	0.94%	0.79%
Supplemental data
Portfolio turnover rate	98%	25%	30%	24%	17%
Net assets, end of period (000’s omitted)	$225,061	$192,508	$180,579	$225,227	$273,609

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Fundamental Large Cap Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Fundamental Large Cap Fund.

2.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Core Equity Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$23.22	$23.22
Net investment income	0.25 [2]	0.00
Net realized and unrealized gains (losses) on investments	4.55	0.00

Total from investment operations	4.80	23.22
Distributions to shareholders from
Net investment income	(0.19)	0.00
Net asset value, end of period	$27.83	$23.22
Total return[3]	20.68%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.00%
Net expenses	0.75%	0.00%
Net investment income	0.90%	0.00%
Supplemental data
Portfolio turnover rate	98%	25%
Net assets, end of period (000’s omitted)	$10,601	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Core Equity Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Core Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Notes to Financial Statements	Wells Fargo Advantage Core Equity Fund	23

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Income	Accumulated Net Realized Gains on Investments	Paid-in Capital
$638,004	$(755,471)	$117,467

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards)

24	Wells Fargo Advantage Core Equity Fund	Notes to Financial Statements

sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$752,768,493	$0	$0	$752,768,493
Short-term investments
Corporate bonds and notes	0	0	2,426,980	2,426,980
Investment companies	18,763,778	104,587,658	0	123,351,436
	$771,532,271	$104,587,658	$2,426,980	$878,546,909

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Notes to Financial Statements	Wells Fargo Advantage Core Equity Fund	25

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds and Notes
Balance as of July 31, 2010	$2,807,113
Accrued discounts (premiums)	0
Realized gains (losses)	117,467
Change in unrealized gains (losses)	455,499
Purchases	0
Sales	(953,099)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of July 31, 2011	$2,426,980
Change in unrealized gains (losses) relating to securities still held at July 31, 2011	$(610)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.64% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

26	Wells Fargo Advantage Core Equity Fund	Notes to Financial Statements

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $25,578 from the sale of Class A shares and $109, $26,648 and $805 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $734,045,472 and $794,957,130, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $3,743,945 and $5,143,277 of ordinary income for the years ended July 31, 2011 and July 31, 2010, respectively.

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gain	Unrealized Gains
$8,882,027	$133,087,064	$28,317,099

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

Notes to Financial Statements	Wells Fargo Advantage Core Equity Fund	27

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

10. SUBSEQUENT DISTRIBUTIONS

On August, 25, 2011, the Fund declared distributions from net investment income, short-term capital gains and long-term capital gains to shareholders of record on August 24, 2011. The per share amounts payable on August 25, 2011 were as follows:

	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains
Class A	$0.01064	$0.31065	$5.53976
Class B	0.00000	0.31065	5.53976
Class C	0.00000	0.31065	5.53976
Administrator Class	0.05860	0.31065	5.53976
Institutional Class	0.10674	0.31065	5.53976

These distributions are not reflected in the accompanying financial statements.

11. SUBSEQUENT EVENT

After the close of business on August 26, 2011, Wells Fargo Advantage Opportunity Fund acquired the net assets of the Fund in a tax-free exchange for shares of Wells Fargo Advantage Opportunity Fund. Shareholders of Class A, Class B, Class C, Administrator Class and Institutional Class shares of the Fund received corresponding shares of Wells Fargo Advantage Opportunity Fund.

28	Wells Fargo Advantage Core Equity Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Core Equity Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Core Equity Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

Other Information (Unaudited)	Wells Fargo Advantage Core Equity Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 82.64% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $3,604,049 of income dividends paid during the fiscal year ended has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $19,840 has been designated as interest-related dividends for nonresident alien shareholders.

Pursuant to Section 871 of the Internal Revenue Code, $323,335 has been designated as short-term capital gain dividends for nonresident alien shareholders.

30	Wells Fargo Advantage Core Equity Fund	Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On August 19, 2011, a Special Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – To approve the proposed reorganization of the Fund into Wells Fargo Advantage Opportunity Fund, a series of Wells Fargo Funds Trust, a Delaware statutory trust:

Shares voted “For”	11,700,374
Shares voted “Against”	764,665
Shares voted “Abstain”	2,279,260

Other Information (Unaudited)	Wells Fargo Advantage Core Equity Fund	31

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

32	Wells Fargo Advantage Core Equity Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)	Wells Fargo Advantage Core Equity Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and Large Company Value Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Core Equity Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and Large Company Value Fund (collectively, the “Funds”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund and Disciplined Value Fund; (iii) an investment sub-advisory agreement with Metropolitan West Capital Management, LLC (“Met West”) for the Intrinsic Value Fund; (iv) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Large Cap Core Fund; and (v) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management, Met West, Golden and Phocas (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

34	Wells Fargo Advantage Core Equity Fund	Other Information (Unaudited)

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and the respective Sub-Adviser.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Core Equity Fund and the Intrinsic Value Fund was higher than the median performance of the Universe for all periods under review. The Board also noted that the longer-term performance of the Disciplined U.S. Core Fund was higher than or in range of the median performance of the Universe and the more recent performance was lower than the median performance of the Universe. The Board noted that the Large Company Value Fund’s performance was higher than the median performance of the Universe for the three- and five-year periods and lower than the median performance of the Universe for the one- and ten-year periods. The Board also noted that the performance of each of the Classic Value Fund, the Disciplined Value Fund and the Large Cap Core Fund was in range of or lower than the median performance of the Universe for all periods under review.

The Board noted that the performance of each of the Funds, except the Disciplined U.S. Core Fund and the Large Company Value Fund, warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Funds relative to the Universe. The Board received a report that showed that (i) the Classic Value Fund, Core Equity Fund and Large Cap Core Fund outperformed their benchmarks in the fourth quarter of 2010; (ii) the Classic Value Fund, Core Equity Fund and the Intrinsic Value Fund had experienced a change in their respective investment management team within the last year and (iii) the investment performance of the Disciplined Value Fund and the Intrinsic Value Fund was being appropriately monitored. The Board was satisfied that Funds Management and the Sub-Advisers were taking appropriate actions with respect to each Fund’s investment performance and requested continued reports on the performance of each of the Funds.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

Other Information (Unaudited)	Wells Fargo Advantage Core Equity Fund	35

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group. The Board also noted that the Advisory Agreement Rates for the Investor Class and Class A of the Classic Value Fund, Core Equity Fund, the Intrinsic Value Fund, the Large Cap Core and the Large Company Value Fund were higher than the median rate of each Fund’s Expense Group. The Board further noted that the Advisory Agreement Rates for the Investor Class and Class A of the Disciplined U.S. Core Fund and Disciplined Value Fund were in range of or not appreciably higher than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Funds were in range of, not appreciably higher or lower than the median rates of each Fund’s respective Expense Group, except for the Classic Value Fund (Class A) and Core Equity Fund (Class A). The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’ expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, Met West and Golden, because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to Phocas, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Phocas had been negotiated by Funds Management on an arm’s-length basis and that their profitability from their relationship with the Large Company Value Fund was not a material factor in determining whether to renew the agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

36	Wells Fargo Advantage Core Equity Fund	Other Information (Unaudited)

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management’s and each Sub-Adviser’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and each Sub-Adviser annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Core Equity Fund	37

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204783 09-11 A202/AR202 7-11

Wells Fargo Advantage

Disciplined U.S. Core Fund

Annual Report

July 31, 2011

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The views expressed and any forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Disciplined U.S. Core Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been
the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Disciplined U.S. Core Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary
result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually
adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Despite inflation concerns, the Federal Reserve
focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for

Letter to Shareholders

Wells Fargo Advantage Disciplined U.S. Core Fund

3

consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices.
Yet, core inflation remained fairly mild by historical standards, particularly in the absence of healthy wage gains. Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All things
considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500
Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.
The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4

Wells Fargo Advantage Disciplined U.S. Core Fund

Letter to Shareholders

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

At a Special Meeting of Shareholders held on August 19, 2011, shareholders of the Fund approved a new sub-advisory agreement with Golden Capital Management, LLC (“Golden Capital”). Accordingly, on
October 1, 2011, Golden Capital assumed sub-advisory responsibility for the Fund, replacing Wells Capital Management Incorporated. In connection with this change, Greg Golden, CFA, became the portfolio manager of the Fund. For information regarding
Mr. Golden and the stock selection strategy that he will employ in managing the Fund, please see the Fund’s most recent prospectus.

Performance Highlights (Unaudited)

Wells Fargo Advantage Disciplined U.S. Core Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGER

Amit Chandra, Ph.D., CFA

(Effective March 1, 2011)

FUND INCEPTION

February 28, 1990

12 MONTH TOTAL RETURN AS OF JULY 31, 2011

Class A (Excluding Sales Charges)

19.50%

  S&P 500®
Index[1]

19.65%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 0.93% and 0.92%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Disciplined U.S. Core Fund Class A shares for the most recent ten years with S&P 500 Index.
The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Disciplined U.S. Core Fund

Performance Highlights (Unaudited)

MANAGER’S
DISCUSSION

Fund highlights

■

The Fund’s Class A shares performed nearly in line with its benchmark, the S&P 500 Index, during the 12-month period that ended July 31, 2011.
The Fund benefited from favorable stock selection relative to the S&P 500 Index. Although sector weightings were close to that of the index, a modest underweight to the energy sector detracted, as did a position in cash.

■

Our portfolio signature factors, especially the market sentiment measures, aided stock selection during the period.

■

  The Fund’s stock selection aided relative results in the consumer staples, health care, and materials sectors. Stock selection in the consumer discretionary sector detracted.

  SECTOR
DISTRIBUTION[3]   (AS OF JULY 31,
2011)

Our process-driven approach is based upon fundamental investment ideas implemented with quantitative discipline.

The investment strategy seeks to consistently add value while attempting to manage portfolio risk. Our process-driven approach is based upon fundamental investment research implemented with quantitative discipline. A central feature of the approach is our “portfolio signature,” which seeks to ensure that portfolio exposures to the various stock selection factors can be monitored and managed directly. The objective is to target a balanced composition of stock selection factors and to manage evolving sources of risk. Stock selection,

rather than sector rotation or market timing, tends to drive the Fund’s relative performance and is based upon proprietary evaluations of corporate and market fundamentals in the areas of valuation, sentiment, and quality. Risk is explicitly managed with both state-of-the-art tools and traditional-style research in an attempt to build a well-diversified portfolio that is highly reflective of the benchmark. Ongoing research supports the investment strategy.

For the period, our portfolio signature
factors generated positive results. In particular, market sentiment measures—earnings estimate metrics and price momentum—were the most successful. Exposures to valuation factors showed neutral to slightly negative results, both for relative valuation and intrinsic valuation. Finally, quality characteristics were generally associated with neutral to slightly negative returns, particularly in the first part of the period.

Over the past year, the Fund’s sector weightings were largely neutral to the index, which is typical with this strategy.

The Fund added value through stock selection, particularly in the consumer staples, health care, and materials sectors. In consumer staples, the overweight in nutritional product manufacturer Herbalife
Limited was a relative contributor. The company posted better-than-expected revenue and earnings numbers and raised its outlook for 2011. Within the health care sector, the portfolio benefited from an overweight in provider UnitedHealth Group
Incorporated, which reported quarterly results that beat consensus expectations by a wide margin. UnitedHealth also boosted its dividend by 30% and renewed a share repurchase program. Across materials names, an overweight in Eastman Chemical Company added value as the firm continued to grow earnings and raised its guidance. Finally, in the energy sector, an overweight to oil and gas driller National Oilwell Varco Incorporated, was another significant contributor. Strong oil prices, demand for equipment replacements, and a higher rig count domestically and internationally all allowed the company to repeatedly exceed earnings expectations.

3.
Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)

Wells Fargo Advantage Disciplined U.S. Core Fund

7

Security selection in the consumer
discretionary sector was a major detractor. The Fund held no position in internet retailer Amazon.com Incorporated, which detracted from relative value as the retailer’s stock continued to climb on increasing revenues, despite decreasing margins. Our overweight of home appliance manufacturer Whirlpool Corporation also proved unsuccessful as investors worried about the firm’s pricing power and slimmer margins. Finally, within the energy sector, a position in equipment and services company Schlumberger Limited detracted in part because we opened a position in December and missed some of the stock’s appreciation.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2011)

Exxon Mobil Corporation

3.60%

Apple Incorporated

3.45%

International Business Machines Corporation

2.57%

ChevronTexaco Corporation

2.39%

Microsoft Corporation

2.32%

JPMorgan Chase & Company

2.01%

General Electric Company

1.89%

Pfizer Incorporated

1.85%

Philip Morris International

1.77%

AT&T Incorporated

1.69%

We continue to try to add value for our shareholders.

This strategy is intended to add value relative to the benchmark through a full market cycle, independent of overall market direction or movements by style
(growth or value) or size (large or small). Our investment process will continue to focus on constructing a portfolio of securities with exposures to company valuation, sentiment expectations, and quality relative to peers that, taken together, we believe offers good potential appreciation for investors.

4.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

8

Wells Fargo Advantage Disciplined U.S. Core Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (EVSAX)

02/28/1990

(3.72
)

12.61

1.08

2.37

2.15

19.50

2.28

2.98

0.93%

0.92%

Class C (EVSTX)

06/30/1999

0.78

17.63

1.51

2.22

1.78

18.63

1.51

2.22

1.68%

1.67%

Administrator Class (EVSYX)

02/21/1995

2.28

19.84

2.53

3.24

0.77%

0.74%

Institutional Class (EVSIX)

07/30/2010

2.35

20.10

2.57

3.26

0.50%

0.48%

S&P 500 Index

1.46

19.65

2.39

2.61

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class
C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the
Fund’s predecessor, Evergreen Enhanced S&P 500 Fund.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses

Wells Fargo Advantage Disciplined U.S. Core Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 02-01-2011

Ending Account Value 07-31-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,021.51

$
4.61

0.92
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.23

$
4.61

0.92
%

Class C

Actual

$
1,000.00

$
1,017.84

$
8.36

1.67
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,016.51

$
8.35

1.67
%

Administrator Class

Actual

$
1,000.00

$
1,022.79

$
3.71

0.74
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.12

$
3.71

0.74
%

Institutional Class

Actual

$
1,000.00

$
1,023.47

$
2.36

0.47
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,022.46

$
2.36

0.47
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Disciplined U.S. Core Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Common Stocks: 99.07%

Consumer Discretionary: 9.50%

Auto Components: 0.27%

TRW Automotive Holdings Corporation†«

28,070

$
1,416,693

Automobiles: 0.73%

Ford Motor Company†

311,410

3,802,316

Hotels, Restaurants & Leisure: 0.52%

McDonald’s Corporation

31,068

2,686,761

Household Durables: 0.55%

Whirlpool Corporation

41,729

2,888,899

Media: 3.14%

Comcast Corporation Class A

186,269

4,474,181

DIRECTV Group Incorporated†

83,782

4,246,072

DISH Network Corporation†

68,709

2,035,848

Time Warner Cable Incorporated«

37,207

2,727,645

Viacom Incorporated Class B

60,411

2,925,101

16,408,847

Multiline Retail: 2.40%

Dillard’s Incorporated Class A

66,329

3,731,670

Dollar Tree Incorporated†

19,749

1,307,976

Kohl’s Corporation

35,463

1,940,181

Macy’s Incorporated

135,813

3,920,921

Target Corporation

31,423

1,617,970

12,518,718

Specialty Retail: 1.89%

AutoZone Incorporated†

13,687

3,906,954

Best Buy Company Incorporated

68,462

1,889,551

Limited Brands Incorporated

33,719

1,276,601

Lowe’s Companies Incorporated

129,943

2,804,170

9,877,276

Consumer Staples: 10.54%

Beverages: 1.37%

Coca-Cola Enterprises Incorporated

108,229

3,042,317

PepsiCo Incorporated

14,859

951,570

The Coca-Cola Company

46,345

3,151,923

7,145,810

Food & Staples Retailing: 3.00%

CVS Caremark Corporation

93,061

3,382,767

Kroger Company

146,379

3,640,446

Safeway Incorporated

85,268

1,719,856

Wal-Mart Stores Incorporated

131,467

6,929,626

15,672,695

Portfolio of Investments—July 31, 2011

Wells Fargo Advantage Disciplined U.S. Core Fund

11

Security Name

Shares

Value

Food Products: 1.67%

Archer Daniels Midland Company

88,977

$
2,703,121

Bunge Limited«

23,076

1,587,860

Dean Foods Company†

133,471

1,470,850

Tyson Foods Incorporated Class A«

168,226

2,954,049

8,715,880

Household Products: 0.81%

Procter & Gamble Company

69,069

4,247,053

Personal Products: 0.75%

Herbalife Limited

69,723

3,884,966

Tobacco: 2.94%

Altria Group Incorporated

98,439

2,588,946

Lorillard Incorporated

32,866

3,491,027

Philip Morris International

130,010

9,252,812

15,332,785

Energy: 12.86%

Energy Equipment & Services: 1.91%

Diamond Offshore Drilling Incorporated«

24,803

1,682,387

Halliburton Company

87,020

4,762,605

National Oilwell Varco Incorporated

27,236

2,194,405

Schlumberger Limited

14,873

1,344,073

9,983,470

Oil, Gas & Consumable Fuels: 10.95%

Apache Corporation

17,755

2,196,649

ChevronTexaco Corporation

120,119

12,494,778

ConocoPhillips

64,843

4,668,048

Exxon Mobil Corporation

235,800

18,814,482

Hess Corporation

20,789

1,425,294

Marathon Oil Corporation

97,298

3,013,319

Marathon Petroleum Corporation

48,649

2,130,340

Murphy Oil Corporation

43,141

2,770,515

Occidental Petroleum Corporation

35,973

3,531,829

Tesoro Corporation†«

80,577

1,957,215

Valero Energy Corporation

164,839

4,140,756

57,143,225

Financials: 14.02%

Capital Markets: 0.42%

Ameriprise Financial Incorporated

40,356

2,183,260

Commercial Banks: 2.04%

Huntington Bancshares Incorporated

236,557

1,429,987

KeyCorp

228,208

1,834,792

PNC Financial Services Group Incorporated

72,089

3,913,712

US Bancorp

134,219

3,497,747

10,676,238

12

Wells Fargo Advantage Disciplined U.S. Core Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Consumer Finance: 1.90%

Capital One Financial Corporation

85,241

$
4,074,520

Discover Financial Services

129,728

3,322,334

SLM Corporation

160,753

2,506,139

9,902,993

Diversified Financial Services: 3.11%

Bank of America Corporation

158,324

1,537,326

Citigroup Incorporated«

110,195

4,224,876

JPMorgan Chase & Company

259,515

10,497,382

16,259,584

Insurance: 4.38%

ACE Limited

34,847

2,334,052

AFLAC Incorporated

45,693

2,104,620

Assurant Incorporated

50,719

1,806,611

Berkshire Hathaway Incorporated Class B†

31,548

2,339,915

Hartford Financial Services Group Incorporated

96,026

2,248,929

Lincoln National Corporation

67,180

1,780,270

MetLife Incorporated

32,077

1,321,893

Prudential Financial Incorporated

44,800

2,628,864

Reinsurance Group of America Incorporated

26,133

1,521,202

The Travelers Companies Incorporated

59,800

3,296,774

UnumProvident Corporation

60,910

1,485,595

22,868,725

REIT: 2.17%

Annaly Capital Management Incorporated«

93,139

1,562,872

CommonWealth REIT

40,937

966,932

Equity Residential

12,742

787,710

HCP Incorporated

35,912

1,319,048

Hospitality Properties Trust«

46,583

1,176,221

Public Storage Incorporated«

18,471

2,209,686

Simon Property Group Incorporated«

27,270

3,286,308

11,308,777

Health Care: 12.27%

Biotechnology: 1.64%

Amgen Incorporated

28,919

1,581,869

Biogen Idec Incorporated†

32,979

3,359,571

Cephalon Incorporated†

20,261

1,619,664

Gilead Sciences Incorporated†

47,663

2,019,005

8,580,109

Health Care Equipment & Supplies: 0.78%

Baxter International Incorporated

26,493

1,541,098

Zimmer Holdings Incorporated†

42,080

2,525,642

4,066,740

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Disciplined U.S. Core Fund	13

Security Name	Shares	Value

Health Care Providers & Services: 3.62%
Aetna Incorporated	95,702	$3,970,676
CIGNA Corporation	50,385	2,507,661
Express Scripts Incorporated†	38,004	2,062,097
Humana Incorporated	23,552	1,756,508
McKesson Corporation	31,360	2,543,923
UnitedHealth Group Incorporated	121,853	6,047,564

		18,888,429

Life Sciences Tools & Services: 0.42%
Thermo Fisher Scientific Incorporated†	36,634	2,201,337

Pharmaceuticals: 5.81%
Abbott Laboratories	80,301	4,121,047
Eli Lilly & Company	123,299	4,722,352
Johnson & Johnson	75,497	4,891,451
Merck & Company Incorporated	203,116	6,932,349
Pfizer Incorporated	501,695	9,652,612

		30,319,811

Industrials: 11.15%

Aerospace & Defense: 3.99%
General Dynamics Corporation	57,106	3,891,203
L-3 Communications Holdings Incorporated«	30,550	2,417,116
Lockheed Martin Corporation«	46,130	3,493,425
Northrop Grumman Corporation	74,697	4,519,915
Raytheon Company	97,360	4,354,913
United Technologies Corporation	26,155	2,166,680

		20,843,252

Air Freight & Logistics: 0.53%
FedEx Corporation	32,092	2,788,153

Airlines: 0.36%
Southwest Airlines Company«	187,206	1,864,572

Commercial Services & Supplies: 0.18%
RR Donnelley & Sons Company	50,780	955,172

Industrial Conglomerates: 1.89%
General Electric Company	550,106	9,852,398

Machinery: 2.39%
Caterpillar Incorporated	43,728	4,319,889
Deere & Company	32,449	2,547,571
Parker Hannifin Corporation	39,535	3,124,056
Timken Company	56,328	2,459,844

		12,451,360

Road & Rail: 1.81%
Amerco Corporation†	3,560	320,898
CSX Corporation	79,360	1,949,875

14	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of Investments—July 31, 2011

Security Name	Shares	Value

Road & Rail (continued)
Norfolk Southern Corporation	35,377	$2,678,039
Ryder System Incorporated	34,510	1,943,603
Union Pacific Corporation	25,048	2,566,919

		9,459,334

Information Technology: 18.69%

Communications Equipment: 1.79%
QUALCOMM Incorporated	77,042	4,220,361
Cisco Systems Incorporated	321,773	5,138,715

		9,359,076

Computers & Peripherals: 4.98%
Apple Incorporated†	46,140	18,016,747
Dell Incorporated†	182,736	2,967,633
Hewlett-Packard Company	142,336	5,004,534

		25,988,914

Electronic Equipment & Instruments: 0.68%
Arrow Electronics Incorporated†	43,436	1,509,401
Vishay Intertechnology Incorporated†«	148,531	2,045,272

		3,554,673

Internet Software & Services: 1.36%
Google Incorporated Class A†	8,051	4,860,308
IAC InterActive Corporation†«	54,294	2,247,229

		7,107,537

IT Services: 2.57%
International Business Machines Corporation	73,685	13,399,617

Office Electronics: 0.31%
Xerox Corporation	172,029	1,605,031

Semiconductors & Semiconductor Equipment: 3.16%
Applied Materials Incorporated	165,251	2,035,892
Intel Corporation«	372,045	8,307,765
KLA-Tencor Corporation«	56,579	2,252,976
LSI Logic Corporation†	197,131	1,450,884
Teradyne Incorporated†	181,860	2,453,291

		16,500,808

Software: 3.84%
Microsoft Corporation	441,994	12,110,636
Oracle Corporation	258,728	7,911,902

		20,022,538

Materials: 2.81%

Chemicals: 1.60%
E.I. du Pont de Nemours & Company	73,571	3,783,021

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Disciplined U.S. Core Fund	15

Security Name		Shares	Value

Chemicals (continued)
Eastman Chemical Company		36,740	$3,548,717
PPG Industries Incorporated		12,004	1,010,737

			8,342,475

Metals & Mining: 1.21%
Cliffs Natural Resources Incorporated		21,433	1,925,112
Freeport-McMoRan Copper & Gold Incorporated Class B		82,657	4,377,515

			6,302,627

Telecommunication Services: 3.16%

Diversified Telecommunication Services: 2.98%
AT&T Incorporated		302,250	8,843,835
Verizon Communications Incorporated		189,755	6,696,454

			15,540,289

Wireless Telecommunication Services: 0.18%
Sprint Nextel Corporation†		224,676	950,379

Utilities: 4.07%

Electric Utilities: 1.83%
DPL Incorporated		67,402	2,038,910
Duke Energy Corporation		96,584	1,796,461
Entergy Corporation		44,975	3,004,329
Pepco Holdings Incorporated		143,785	2,685,903

			9,525,603

Independent Power Producers & Energy Traders: 0.50%
AES Corporation†		213,843	2,632,407

Multi-Utilities: 1.74%
Alliant Energy Corporation		52,589	2,072,532
Ameren Corporation		90,863	2,618,672
NiSource Incorporated«		138,739	2,792,816
Public Service Enterprise Group Incorporated		48,672	1,594,008

			9,078,028

Total Common Stocks (Cost $370,801,831)			517,105,640

	Yield

Short-Term Investments: 7.09%

Investment Companies: 6.90%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.02%	5,767,888	5,767,888
Wells Fargo Securities Lending Cash Investments, LLC(r)(v)(l)(u)	0.14	30,248,176	30,248,176

			36,016,064

16	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of Investments—July 31, 2011

Security Name	Yield	Maturity Date	Principal	Value

US Treasury Securities: 0.19%
US Treasury Bill#	0.09%	09/01/2011	$1,000,000	$999,921

Total Short-Term Investments (Cost $37,016,017)				37,015,985

Total Investments in Securities
(Cost $407,817,848)*	106.16%	554,121,625
Other Assets and Liabilities, Net	(6.16)	(32,165,600)

Total Net Assets	100.00%	$521,956,025

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

†	Non-income earning security.

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $409,959,265 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$154,322,540
Gross unrealized depreciation	(10,160,180)

Net unrealized appreciation	$144,162,360

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—July 31, 2011	Wells Fargo Advantage Disciplined U.S. Core Fund	17

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$518,105,561
In affiliated securities, at value	36,016,064

Total investments, at value (see cost below)	554,121,625
Receivable for investments sold	25,412,418
Receivable for Fund shares sold	107,359
Receivable for dividends	759,355
Receivable for securities lending income	4,334
Prepaid expenses and other assets	91,141

Total assets	580,496,232

Liabilities
Payable for investments purchased	25,402,435
Payable for Fund shares redeemed	2,287,399
Payable upon receipt of securities loaned	30,248,176
Payable for daily variation margin on open futures contracts	52,035
Advisory fee payable	80,154
Distribution fees payable	99
Due to other related parties	82,917
Accrued expenses and other liabilities	386,992

Total liabilities	58,540,207

Total net assets	$521,956,025

NET ASSETS CONSIST OF
Paid-in capital	$353,874,674
Undistributed net investment income	7,470,099
Accumulated net realized gains on investments	14,327,380
Net unrealized gains on investments	146,283,872

Total net assets	$521,956,025

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$268,459,967
Shares outstanding – Class A	18,836,328
Net asset value per share – Class A	$14.25
Maximum offering price per share – Class A2	$15.12
Net assets – Class C	$8,768,401
Shares outstanding – Class C	640,366
Net asset value per share – Class C	$13.69
Net assets – Administrator Class	$244,715,647
Shares outstanding – Administrator Class	17,045,587
Net asset value per share – Administrator Class	$14.36
Net assets – Institutional Class	$12,010
Shares outstanding – Institutional Class	835
Net asset value per share – Institutional Class	$14.39

Total investments, at cost	$407,817,848

Securities on loan, at value	$29,452,158

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Disciplined U.S. Core Fund	Statement of Operations—Year Ended July 31, 2011

Investment income
Dividends	$12,633,609
Interest	1,235
Income from affiliated securities	14,545
Securities lending income, net	79,457

Total investment income	12,728,846

Expenses
Advisory fee	1,812,176
Administration fees
Fund level	302,029
Class A	717,619
Class C	26,936
Administrator Class	317,680
Institutional Class	9
Shareholder servicing fees
Class A	689,250
Class C	25,900
Administrator Class	790,488
Distribution fees
Class C	77,699
Custody and accounting fees	87,238
Professional fees	48,270
Registration fees	87,622
Shareholder report expenses	130,658
Trustees’ fees and expenses	12,001
Other fees and expenses	76,803

Total expenses	5,202,378
Less: Fee waivers and/or expense reimbursements	(139,775)

Net expenses	5,062,603

Net investment income	7,666,243

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	104,965,133
Futures transactions	2,416,168

Net realized gains on investments	107,381,301

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,092,213)
Futures transactions	(254,020)

Net change in unrealized gains (losses) on investments	(1,346,233)

Net realized and unrealized gains (losses) on investments	106,035,068

Net increase in net assets resulting from operations	$113,701,311

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Disciplined U.S. Core Fund	19

	Year Ended July 31, 2011		Year Ended July 31, 2010[1]

Operations
Net investment income		$7,666,243			$10,095,453
Net realized gains on investments		107,381,301			54,951,201
Net change in unrealized gains (losses) on investments		(1,346,233)			19,610,901

Net increase in net assets resulting from operations		113,701,311			84,657,555

Distributions to shareholders from
Net investment income
Class A		(124,951)			(3,182,758)
Class B		NA			(33,499)[2]
Class C		0			(68,521)
Administrator Class		(212,566)			(6,590,347)
Institutional Class		(8)			0 [3]
Class IS		NA			(449,998)[4]

Total distributions to shareholders		(337,525)			(10,325,123)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	430,266	5,684,893	4,389,920		50,853,382
Class B	NA	NA	25,820	[2]	298,670 [2]
Class C	35,384	472,116	186,847		2,160,869
Administrator Class	1,012,926	13,285,992	2,057,300		24,824,392
Institutional Class	0	0	834	[3]	10,000 [3]
Class IS	NA	NA	34,977	[4]	418,294 [4]

		19,443,001			78,565,607

Reinvestment of distributions
Class A	8,603	115,201	245,282		2,934,591
Class B	NA	NA	2,459	[2]	27,919 [2]
Class C	0	0	3,002		34,787
Administrator Class	4,345	58,533	197,608		2,367,551
Institutional Class	1	8	0	[3]	0 [3]
Class IS	NA	NA	32,270	[4]	386,070 [4]

		173,742			5,750,918

Payment for shares redeemed
Class A	(3,893,101)	(52,287,068)	(4,738,421)		(56,357,790)
Class B	NA	NA	(668,046)[2]		(7,351,440)[2]
Class C	(401,485)	(5,197,587)	(274,818)		(3,224,498)
Administrator Class	(14,937,178)	(202,387,161)	(15,685,833)		(185,550,494)
Class IS	NA	NA	(3,147,253)[4]		(36,459,489)[4]

		(259,871,816)			(288,943,711)

Net decrease in net assets resulting from capital share transactions		(240,255,073)			(204,627,186)

Total decrease in net assets		(126,891,287)			(130,294,754)

Net assets
Beginning of period		648,847,312			779,142,066

End of period		$521,956,025			$648,847,312

Undistributed net investment income		$7,470,099			$249,175

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen Enhanced S&P 500 Fund.

2.	Class B shares of Evergreen Enhanced S&P 500 Fund became Class A shares on July 16, 2010.

3.	Class commenced operations on July 30, 2010.

4.	Class IS shares of Evergreen Enhanced S&P 500 Fund became Class A shares on July 16, 2010.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Disciplined U.S. Core Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,				Year Ended September 30,
Class A	2011	2010[1]	2009[1]	2008[1],[2]	2007[1]	2006[1]
Net asset value, beginning of period	$11.93	$10.85	$14.40	$18.97	$17.09	$15.56
Net investment income	0.16	0.15	0.18	0.14	0.18	0.19
Net realized and unrealized gains (losses) on investments	2.17	1.09	(3.15)	(2.58)	2.48	1.53

Total from investment operations	2.33	1.24	(2.97)	(2.44)	2.66	1.72
Distributions to shareholders from
Net investment income	(0.01)	(0.16)	(0.17)	(0.14)	(0.18)	(0.19)
Net realized gains	0.00	0.00	(0.41)	(1.99)	(0.60)	0.00

Total distributions to shareholders	(0.01)	(0.16)	(0.58)	(2.13)	(0.78)	(0.19)
Net asset value, end of period	$14.25	$11.93	$10.85	$14.40	$18.97	$17.09
Total return[3]	19.50%	11.39%	(20.07)%	(14.06)%	15.98%	11.13%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.76%	1.00%	0.94%	0.89%	0.82%
Net expenses	0.92%	0.76%	1.00%	0.94%	0.89%	0.81%
Net investment income	1.18%	1.27%	1.71%	1.12%	0.92%	1.20%
Supplemental data
Portfolio turnover rate	64%	63%	30%	29%	71%	52%
Net assets, end of period (000’s omitted)	$268,460	$265,835	$243,049	$348,350	$513,074	$115,630

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Enhanced S&P 500 Fund.

2.	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Disciplined U.S. Core Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,				Year Ended September 30,
Class C	2011	2010[1]	2009[1]	20081,[2]	2007[1]	2006[1]
Net asset value, beginning of period	$11.54	$10.50	$13.95	$18.45	$16.64	$15.17
Net investment income	0.05	0.06	0.11	0.05	0.04 [4]	0.07 [4]
Net realized and unrealized gains (losses) on investments	2.10	1.04	(3.06)	(2.51)	2.42	1.49

Total from investment operations	2.15	1.10	(2.95)	(2.46)	2.46	1.56
Distributions to shareholders from
Net investment income	0.00	(0.06)	(0.09)	(0.05)	(0.05)	(0.09)
Net realized gains	0.00	0.00	(0.41)	(1.99)	(0.60)	0.00

Total distributions to shareholders	0.00	(0.06)	(0.50)	(2.04)	(0.65)	(0.09)
Net asset value, end of period	$13.69	$11.54	$10.50	$13.95	$18.45	$16.64
Total return[3]	18.63%	10.51%	(20.65)%	(14.58)%	15.10%	10.29%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.51%	1.76%	1.69%	1.63%	1.56%
Net expenses	1.67%	1.51%	1.76%	1.69%	1.63%	1.55%
Net investment income	0.44%	0.52%	0.95%	0.36%	0.24%	0.45%
Supplemental data
Portfolio turnover rate	64%	63%	30%	29%	71%	52%
Net assets, end of period (000’s omitted)	$8,768	$11,613	$11,462	$10,409	$12,331	$7,944

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Enhanced S&P 500 Fund.

2.	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Disciplined U.S. Core Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,				Year Ended September 30,
Administrator Class	2011	2010[1]	2009[1]	20081,[2]	2007[1]	2006[1]
Net asset value, beginning of period	$11.99	$10.92	$14.48	$19.06	$17.16	$15.62
Net investment income	0.19 [4]	0.20	0.22	0.19	0.23	0.24
Net realized and unrealized gains (losses) on investments	2.19	1.06	(3.17)	(2.61)	2.49	1.53

Total from investment operations	2.38	1.26	(2.95)	(2.42)	2.72	1.77
Distributions to shareholders from
Net investment income	(0.01)	(0.19)	(0.20)	(0.17)	(0.22)	(0.23)
Net realized gains	0.00	0.00	(0.41)	(1.99)	(0.60)	0.00

Total distributions to shareholders	(0.01)	(0.19)	(0.61)	(2.16)	(0.82)	(0.23)
Net asset value, end of period	$14.36	$11.99	$10.92	$14.48	$19.06	$17.16
Total return[3]	19.84%	11.51%	(19.81)%	(13.89)%	16.28%	11.44%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.52%	0.75%	0.69%	0.62%	0.56%
Net expenses	0.74%	0.52%	0.75%	0.69%	0.62%	0.55%
Net investment income	1.37%	1.53%	1.99%	1.36%	1.25%	1.45%
Supplemental data
Portfolio turnover rate	64%	63%	30%	29%	71%	52%
Net assets, end of period (000’s omitted)	$244,716	$371,389	$484,594	$942,112	$1,592,166	$1,722,790

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Enhanced S&P 500 Fund.

2.	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

3.	Returns for periods of less than one year are not annualized.

4.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Disciplined U.S. Core Fund	23

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$11.99	$11.99
Net investment income	0.22	0.00
Net realized and unrealized gains (losses) on investments	2.19	0.00

Total from investment operations	2.41	0.00
Distributions to shareholders from
Net investment income	(0.01)	0.00
Net asset value, end of period	$14.39	$11.99
Total return[2]	20.10%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.00%
Net expenses	0.47%	0.00%
Net investment income	1.62%	0.00%
Supplemental data
Portfolio turnover rate	64%	63%
Net assets, end of period (000’s omitted)	$12	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest

Notes to Financial Statements	Wells Fargo Advantage Disciplined U.S. Core Fund	25

rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Gains on Investments
($107,794)	$107,794

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All

26	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to Financial Statements

shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$517,105,640	$0	$0	$517,105,640
Short-term investments
Investment companies	5,767,888	30,248,176	0	36,016,064
U.S. Treasury obligations	999,921	0	0	999,921
	$523,873,449	$30,248,176	$0	$554,121,625

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of July 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts	($19,905)	$0	$0	($19,905)

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Notes to Financial Statements	Wells Fargo Advantage Disciplined U.S. Core Fund	27

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for, Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $2,829 from the sale of Class A shares and $878 and $404 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $377,837,940 and $606,665,055, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended July 31, 2011, the Fund entered into futures contracts to gain market exposure.

At July 31, 2011, the Fund had long futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Initial Contract Amount	Value at July 31, 2011	Net Unrealized Losses
September 2011	16 Long	S&P 500 Index	$5,173,505	$5,153,600	$(19,905)

28	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to Financial Statements

The Fund had an average notional amount of $10,548,633 in futures contracts during the year ended July 31, 2011.

On July 31,2011, the cumulative unrealized losses on futures contracts in the amount of $19,905 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities for the Fund. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $337,525 and $10,325,123 of ordinary income for the years ended July 31, 2011 and July 31, 2010, respectively.

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)
$7,553,760	$16,448,892	$144,162,360

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Notes to Financial Statements	Wells Fargo Advantage Disciplined U.S. Core Fund	29

11. SUBSEQUENT EVENT

On October 1, 2011, Golden Capital Management, LLC (“Golden Capital“) assumed sub-advisory responsibility for the Fund, replacing Wells Capital Management. Golden Capital will be paid a fee from the adviser at the same rates as was paid to Wells Capital Management.

30	Wells Fargo Advantage Disciplined U.S. Core Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Disciplined U.S. Core Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

Other Information (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $337,525 of income dividends paid during the fiscal year ended July 31, 2011 has been designated as qualified dividend income (QDI).

32	Wells Fargo Advantage Disciplined U.S. Core Fund	Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On August 19, 2011, a Special Meeting of Shareholders for the Fund was held to consider the following proposal. The result of the proposal is indicated below.

Proposal 1 – To approve the proposed new Sub-Advisory Agreement with Golden Capital Management, LLC:

Shares voted “For”	19,687,656
Shares voted “Against”	369,751
Shares voted “Abstain”	661,278

Other Information (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	33

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

34	Wells Fargo Advantage Disciplined U.S. Core Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	35

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and Large Company Value Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Disciplined U.S. Core Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and Large Company Value Fund (collectively, the “Funds”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund and Disciplined Value Fund; (iii) an investment sub-advisory agreement with Metropolitan West Capital Management, LLC (“Met West”) for the Intrinsic Value Fund; (iv) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Large Cap Core Fund; and (v) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management, Met West, Golden and Phocas (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

36	Wells Fargo Advantage Disciplined U.S. Core Fund	Other Information (Unaudited)

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and the respective Sub-Adviser.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Core Equity Fund and the Intrinsic Value Fund was higher than the median performance of the Universe for all periods under review. The Board also noted that the longer-term performance of the Disciplined U.S. Core Fund was higher than or in range of the median performance of the Universe and the more recent performance was lower than the median performance of the Universe. The Board noted that the Large Company Value Fund’s performance was higher than the median performance of the Universe for the three- and five-year periods and lower than the median performance of the Universe for the one- and ten-year periods. The Board also noted that the performance of each of the Classic Value Fund, the Disciplined Value Fund and the Large Cap Core Fund was in range of or lower than the median performance of the Universe for all periods under review.

The Board noted that the performance of each of the Funds, except the Disciplined U.S. Core Fund and the Large Company Value Fund, warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Funds relative to the Universe. The Board received a report that showed that (i) the Classic Value Fund, Core Equity Fund and Large Cap Core Fund outperformed their benchmarks in the fourth quarter of 2010; (ii) the Classic Value Fund, Core Equity Fund and the Intrinsic Value Fund had experienced a change in their respective investment management team within the last year and (iii) the investment performance of the Disciplined Value Fund and the Intrinsic Value Fund was being appropriately monitored. The Board was satisfied that Funds Management and the Sub-Advisers were taking appropriate actions with respect to each Fund’s investment performance and requested continued reports on the performance of each of the Funds.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

Other Information (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	37

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group. The Board also noted that the Advisory Agreement Rates for the Investor Class and Class A of the Classic Value Fund, Core Equity Fund, the Intrinsic Value Fund, the Large Cap Core and the Large Company Value Fund were higher than the median rate of each Fund’s Expense Group. The Board further noted that the Advisory Agreement Rates for the Investor Class and Class A of the Disciplined U.S. Core Fund and Disciplined Value Fund were in range of or not appreciably higher than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Funds were in range of, not appreciably higher or lower than the median rates of each Fund’s respective Expense Group, except for the Classic Value Fund (Class A) and Core Equity Fund (Class A). The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’ expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, Met West and Golden, because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to Phocas, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Phocas had been negotiated by Funds Management on an arm’s-length basis and that their profitability from their relationship with the Large Company Value Fund was not a material factor in determining whether to renew the agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

38	Wells Fargo Advantage Disciplined U.S. Core Fund	Other Information (Unaudited)

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management’s and each Sub-Adviser’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and each Sub-Adviser annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

Other Information (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	39

BOARD CONSIDERATION OF SUB-ADVISORY AGREEMENTS:

Disciplined U.S. Core Fund and Index Portfolio

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Disciplined U.S. Core Fund.)

At a subsequent in person meeting held on May 17-18, 2011 (the “Meeting”), the respective Boards of Trustees (each a “Board”) of the Wells Fargo Funds Trust (“Trust”) and Wells Fargo Master Trust (“Master Trust”) (the “Trust” and “Master Trust” collectively, the “Trusts”), all the members of which have no direct or indirect interest in the sub-advisory agreements and are not “interested persons” of the respective Trusts, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (such members, the “Independent Trustees”), discussed and unanimously approved (i) a new Sub-Advisory Agreement among Wells Fargo Funds Management, LLC (“Funds Management”), Golden Capital Management, LLC (“Golden”) and the Trust on behalf of the Disciplined U.S. Core Fund, a portfolio series of the Trust and (ii) a new Sub-Advisory Agreement among Funds Management, Golden and Master Trust on behalf of the Index Portfolio, a portfolio series of Master Trust and the portfolio in which the Index Fund invests.

Each consideration and approval occurred in anticipation of the expected termination of the current agreements between Funds Management and Wells Capital Management Incorporated (“Wells Capital Management”) for the Disciplined U.S. Core Fund and the Index Portfolio. The expected termination results from Wells Capital Management’s agreement to contribute its Global Strategy Products advisory business to Golden, which business includes each of the current agreements for the Disciplined U.S. Core Fund and the Index Portfolio, in exchange for an additional 20% ownership interest in Golden (the “Transaction”). The respective Boards unanimously agreed to recommend that shareholders or interestholders of each of the Disciplined U.S. Core Fund and the Index Portfolio approve the new Sub-Advisory Agreement with Golden with respect to that fund. The Board of the Trust further unanimously agreed to recommend that shareholders of the Index Fund, the majority interestholder of the Index Portfolio, approve the new Sub-Advisory Agreement with Golden for the Index Portfolio. If approved by shareholders, the new Sub-Advisory Agreements would replace the current agreements with Wells Capital Management for the Disciplined U.S. Core Fund and the Index Portfolio.

In determining whether to approve the new Sub-Advisory Agreements, the respective Boards considered a presentation from Funds Management at the Meeting regarding the Transaction (the “Presentation”). The Boards also considered various alternatives to retaining Golden as sub-adviser to the Disciplined U.S. Core Fund and the Index Portfolio as a result of the Transaction, including the possible retention of other sub-advisers to one or both of the funds. The Boards had previously met with investment professionals of Golden, including the proposed lead portfolio managers of each of the Disciplined U.S. Core Fund and the Index Portfolio and the Chief Compliance Officer of Golden. The Presentation included, among other things, (i) information regarding the current and proposed ownership structure of Golden as a result of the Transaction; (ii) a copy of the form of each new Sub-Advisory Agreement; (iii) information regarding the experience, personnel and investment processes and strategies of Golden and the benefits of combining the Global Strategic Products group from Wells Capital Management with the existing investment capabilities at Golden; (iv) assurances from Funds Management that there would be no change to the existing gross/net expenses of the Disciplined U.S. Core Fund and the Index Portfolio or to the sub-advisory fees for the Disciplined U.S. Core Fund and the Index Portfolio; (v) assurances from Funds Management that there would be no change to the investment objective or principal investments of the Disciplined U.S. Core Fund and that there would be no change to the investment objective, principal investments or principal investment strategy of the Index Portfolio; (vi) the fact that, as a result of the change in sub-adviser to Golden, the principal investment strategy of the Disciplined U.S. Core Fund would be modified to reflect the new portfolio managers’ investment style; and (vii) assurances from Funds Management and Golden that Golden possesses the capabilities and resources needed to provide investment sub-advisory services to each of the Disciplined U.S. Core Fund and the Index Portfolio. The Boards also considered the detailed materials received from Golden (which currently acts as a sub-adviser for other Wells Fargo Advantage Funds) as part of the most recent annual re-approval process under Section 15 of the 1940 Act, which included a description of Golden’s current business continuity and disaster recovery plan, a copy of the current code of ethics of Golden and a description of Golden’s compliance program.

At the Meeting, the Independent Trustees also met in executive session with their independent legal counsel to discuss information relating to the Transaction and its effect on the Disciplined U.S. Core Fund, the Index Portfolio and the Index Fund. After receiving and considering the information described herein, the Boards, which consist solely of Independent

40	Wells Fargo Advantage Disciplined U.S. Core Fund	Other Information (Unaudited)

Trustees, determined that it was in the best interest of shareholders to replace the current agreements with the new Sub-Advisory Agreements and unanimously approved the new Sub-Advisory Agreements, subject to the required shareholder approval. The following is a summary of the Boards discussion and views regarding certain factors relevant to their consideration of the new Sub-Advisory Agreements.

Nature, extent and quality of services

The Boards received and considered various data and information that they believed necessary to evaluate the nature, extent and quality of services provided to the Disciplined U.S. Core Fund and the Index Portfolio by Wells Capital Management under the current agreements and proposed to be provided by Golden to the Disciplined U.S. Core Fund and the Index Portfolio under the new Sub-Advisory Agreements. The Boards noted that the nature and extent of services under the current agreements and the new Sub-Advisory Agreements were substantially similar, in that Wells Capital Management was, and Golden would be, required to provide day-to-day portfolio management services for the assets of the Disciplined U.S. Core Fund and the Index Portfolio and comply with all policies of the Trusts and applicable laws, rules and regulations. Among other information, the Boards reviewed and analyzed materials on Golden and considered the Presentation, which included, among other things, information about the background and experience of senior management and the expertise of the investment personnel of Golden.

With respect to the quality of services anticipated to be provided by Golden, the Boards considered, among other things, the background and experience of Golden’s senior management and the expertise of, and amount of attention expected to be given to the Disciplined U.S. Core Fund and the Index Portfolio by, senior investment personnel of Golden, as well as the fact that Golden will have additional personnel from the Global Strategic Products team following the closing of the Transaction. In so doing, the Board also reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are expected to be primarily responsible for day-to-day portfolio management services furnished to each of the Disciplined U.S. Core Fund and the Index Portfolio. In particular, the Board received information regarding Golden’s portfolio management team members, including years of experience in the money management industry and the fact that the proposed portfolio managers to each of the Disciplined U.S. Core Fund and Index Portfolio possessed strong capabilities in pursuing a large-cap core equity investment strategy.

Based on the above factors, together with those referenced below, the Boards concluded that they anticipated that the nature, extent and quality of the investment sub-advisory services to be provided to the Disciplined U.S. Core Fund and the Index Portfolio by Golden would be satisfactory and that there was a reasonable basis on which to conclude that the quality of investment sub-advisory services to be provided by Golden under the new Sub-Advisory Agreements should be comparable to the quality of investment sub-advisory services provided by Wells Capital Management under the current agreements and the quality of such services provided by Golden to other funds in the complex.

Each Board’s decision to approve the applicable new Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided to it. In approving the new Sub-Advisory Agreements, the Boards did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee attributed different weights to various factors. Each Board evaluated information provided to it with respect to the Disciplined U.S. Core Fund and the Index Portfolio specifically as it considered appropriate.

In considering these matters, the Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Golden about various topics in light of Golden’s sub-advisory relationship with other Wells Fargo Advantage Funds. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the respective Boards in concluding that each was satisfied with the nature, extent and quality of the investment sub-advisory services to be provided to each of Disciplined U.S. Core Fund and the Index Portfolio by Golden.

Performance and expenses

The Board received and considered information about the investment performance during specified periods of a composite of mutual funds and discretionary investment accounts managed by senior investment professionals of Golden that followed investment objectives and strategies substantially similar to the Disciplined U.S. Core Fund’s investment objective and strategies, as proposed to be modified. The Board noted the limitations inherent in such performance data, and compared such performance data to an appropriate benchmark and peer group and to the historic performance of the Disciplined U.S. Core Fund while managed by Wells Capital Management. The Board received

Other Information (Unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	41

and considered information about the investment performance of the Index Portfolio and took note of the continuity of the investment style and the portfolio managers proposed to be employed by Golden.

The respective Boards noted and viewed favorably Funds Management’s assurances that there would be no change to either the Disciplined U.S. Core Fund’s or the Index Portfolio’s net expense ratios.

Based on the above-referenced considerations and other factors, the respective Board concluded that it was reasonable to retain Golden to sub-advise each of the Disciplined U.S. Core Fund and the Index Portfolio.

Sub-advisory fee rates

The Boards also reviewed and considered the contractual investment sub-advisory fee rates that would be payable by Funds Management to Golden for investment sub-advisory services (the “Sub-Advisory Agreement Rates”) under the new Sub-Advisory Agreements. The Boards noted that for providing these services under the new Sub-Advisory Agreements, Golden would be compensated at the same fee rate previously paid to Wells Capital Management. The Boards received and considered information about the fee rates charged by Golden to separate accounts and mutual funds managed using the same or similar investment style proposed to be used for the Disciplined U.S. Core Fund and the Index Portfolio.

Each Board concluded that the respective Sub-Advisory Agreement Rate is fair and reasonable, based on its consideration of the factors described above.

Profitability

The Boards did not consider profitability information with respect to Golden. Because the proposed engagement of Golden would be made under new sub-advisory contracts, there is no historical profitability with regard to its proposed arrangements with either the Disciplined U.S. Core Fund or the Index Portfolio. The Boards also considered that any projection of profitability would in any event be uncertain, given that such a projection would depend on many assumptions, which are by their nature speculative.

Economies of scale

The Boards did not review specific information regarding possible economies of scale with respect to the management of either the Disciplined U.S. Core Fund or the Index Portfolio, principally because the Boards regard that information as less relevant at the sub-adviser level. Each Board noted that the investment advisory agreement with Funds Management for each Fund contained breakpoints, which operate generally to reduce the effective advisory fee rates of the Funds as they grow in size. Each Board also noted that it reviews information regarding potential economies of scale at its annual, in-person meeting to consider the re-approval of each fund’s investment advisory agreement with Funds Management, and may do so more frequently as appropriate.

Other benefits to the Sub-Adviser

The respective Boards considered potential “fall-out” or ancillary benefits that could be received by Golden as a result of its relationship with the Disciplined U.S. Core Fund and the Index Portfolio. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Golden with the Disciplined U.S. Core Fund and the Index Portfolio (such as soft dollar credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in Golden’s business as a result of its relationship with the Disciplined U.S. Core Fund and the Index Portfolio.

Other factors and broader review

The Boards considered the nature and extent of the sub-adviser selection process. Golden was selected as sub-adviser based on the nature, extent and quality of the services anticipated to be provided by Golden to the Disciplined U.S. Core Fund and the Index Portfolio. As discussed above, each Board reviews detailed materials received from Funds Management and Golden annually as part of the re-approval process under Section 15 of the 1940 Act with respect to other Wells Fargo Advantage Funds for which Golden serves as sub-adviser, and also reviews and assesses information about the quality of the services that such other funds sub-advised by Golden receive throughout the year.

Conclusion

No single factor was determinative. Rather, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, each Board unanimously concluded that the terms of the respective new Sub-Advisory Agreement are fair and reasonable and that approval of the respective new Sub-Advisory Agreement was in the best interest of the Disciplined U.S. Core Fund or the Index Portfolio, as applicable, and its shareholders. Accordingly, the Boards unanimously approved the respective new Sub-Advisory Agreements, subject to shareholder approval.

42	Wells Fargo Advantage Disciplined U.S. Core Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204784 09-11 A203/AR203 7-11

Wells Fargo Advantage

Disciplined Value Fund*

Annual Report

July 31, 2011

*	After the close of business on August 26, 2011, the net assets of Wells Fargo Advantage Disciplined Value Fund were acquired by Wells Fargo Advantage Large Company Value Fund in an exchange for shares of Wells Fargo Advantage Large Company Value Fund. Shareholders of Wells Fargo Advantage Disciplined Value Fund became shareholders of Wells Fargo Advantage Large Company Value Fund.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Disciplined Value Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been
the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Disciplined Value Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary
result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually
adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Despite inflation concerns, the Federal Reserve
focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North
Africa and the Middle East—an unwelcome development for

Letter to Shareholders

Wells Fargo Advantage Disciplined Value Fund

3

consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices.
Yet, core inflation remained fairly mild by historical standards, particularly in the absence of healthy wage gains. Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All
things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500
Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in The index proportionate to its market value. You cannot invest directly in an index.

2.
The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4

Wells Fargo Advantage Disciplined Value Fund

Letter to Shareholders

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)

Wells Fargo Advantage Disciplined Value Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGER

Amit Chandra, Ph.D., CFA

FUND INCEPTION

May 8, 1992

12 MONTH TOTAL RETURN AS OF JULY 31, 2011

Class A (Excluding Sales Charges)

17.71%

  Russell 1000®
Value Index[1]

16.76%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 1.24% and 1.10%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Value Index measures the performance of those Russell
1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Disciplined Value Fund Class A shares for the most recent ten years with the
Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Disciplined Value Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2011, primarily through favorable stock selection.

■

Our portfolio signature factors, especially the valuation exposures, aided stock selection during the period.

■

  Stock selection added value, particularly in the health care, consumer staples, and financials sectors, but detracted in the consumer discretionary and industrials sectors.

  SECTOR
DISTRIBUTION[3] (AS OF JULY 31, 2011)

Our process-driven approach is based upon fundamental investment ideas implemented with quantitative discipline.

The investment strategy seeks to consistently add value while attempting to manage portfolio risk. Our process-driven approach is based upon fundamental investment research implemented with quantitative discipline. A central feature of the approach is our “portfolio signature,” which seeks to ensure that portfolio exposures to the various stock selection factors can be monitored and managed directly. The objective is to target a balanced composition of stock selection factors and to manage evolving sources of risk. Stock selection, rather than sector rotation or market timing, tends to drive the Fund’s relative performance and is based upon proprietary evaluations of corporate and market fundamentals in the areas of valuation, sentiment, and quality. Risk is explicitly managed with both state-of-the-art tools and traditional-style research in an attempt to build a well-diversified portfolio that is highly reflective of the benchmark. Ongoing research supports the investment strategy.

For the period, our portfolio signature
factors generated positive results. In particular, valuation exposures—both relative valuation and intrinsic valuation—were successful during the period. Market sentiment measures were also rewarded, more from earnings estimate metrics and less from price momentum. Finally, quality characteristics were generally associated with neutral to slight positive returns, particularly in the second part of the period.

3.
Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)

Wells Fargo Advantage Disciplined Value Fund

7

Over the past year, the Fund’s sector weightings were largely neutral to the index, which is typical with this strategy.

The Fund added value through stock selection, particularly in the health care, consumer staples, and financials sectors. Within the health care sector, the portfolio benefited from an overweight in provider UnitedHealth Group Incorporated, which reported quarterly results that beat consensus expectations by a wide margin. UnitedHealth also boosted its dividend by 30% and renewed a share repurchase program. In consumer staples, the overweight in nutritional product manufacturer Herbalife Limited was a relative contributor. The company posted better-than-expected revenue and earnings numbers and raised its outlook for 2011. Finally, in the energy sector, an overweight to oil and gas driller National Oilwell Varco Incorporated was another significant contributor. Strong oil prices, bifurcation in drilling equipment, demand for equipment replacements, and a higher rig count domestically and internationally all allowed the company to repeatedly exceed earnings expectations.

Security selection in the consumer discretionary and industrials sectors detracted from performance. Within the consumer discretionary sector, our overweight of home appliance manufacturer Whirlpool Corporation proved unsuccessful as investors worried about the firm’s pricing power and slimmer margins. Stock selection within the industrials sector was broadly unsuccessful. Finally, within the energy sector, the Fund’s lack of exposure to Anadarko Petroleum Corporation, which rallied sharply on impressive results, was another notable detractor.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2011)

Chevron Corporation

3.60%

JPMorgan Chase & Company

3.12%

Pfizer Incorporated

2.99%

AT&T Incorporated

2.86%

General Electric Company

2.53%

Merck & Company Incorporated

2.27%

Intel Corporation

2.13%

Citigroup Incorporated

1.97%

Procter & Gamble Company

1.74%

Verizon Communications Incorporated

1.69%

We continue to try to add value for our shareholders.

This strategy is intended to add value relative to the benchmark through a full market cycle, independent of overall market direction or movements by style
(growth or value) or size (large or small). Our investment process will continue to focus on constructing a portfolio of securities with exposures to company valuation, sentiment expectations, and quality relative to peers that, taken together, we believe offers good potential appreciation for investors.

4.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

8

Wells Fargo Advantage Disciplined Value Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (EDSAX)

03/18/2005

(4.36
)

10.94

(0.89
)

2.42

1.48

17.71

0.29

3.03

1.24%

1.10%

Class C (EDSCX)

03/18/2005

0.02

15.83

(0.51
)

2.23

1.02

16.83

(0.51
)

2.23

1.99%

1.85%

Administrator Class (EDSIX)

05/08/1992

1.48

18.01

0.50

3.25

1.08%

0.85%

Institutional Class (EDSNX)

07/30/2010

1.64

18.29

0.55

3.28

0.81%

0.65%

Investor Class (WFDVX)

07/16/2010

1.40

17.67

0.19

2.92

1.31%

1.17%

Russell 1000 Value Index

0.14

16.76

(0.01
)

3.66

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s
Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the
Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for Class A and Class C shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class A and Class C shares. Historical performance shown for the Investor Class shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Investor Class shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the
Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen
Disciplined Value Fund.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses

Wells Fargo Advantage Disciplined Value Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 02-01-2011

Ending Account Value 07-31-2011

Expenses Paid During the Period¹

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,014.76

$
5.50

1.10
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.34

$
5.51

1.10
%

Class C

Actual

$
1,000.00

$
1,010.18

$
9.22

1.85
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,015.62

$
9.25

1.85
%

Administrator Class

Actual

$
1,000.00

$
1,014.81

$
4.25

0.85
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.58

$
4.26

0.85
%

Institutional Class

Actual

$
1,000.00

$
1,016.37

$
3.25

0.65
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.57

$
3.26

0.65
%

Investor Class

Actual

$
1,000.00

$
1,014.04

$
5.84

1.17
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.99

$
5.86

1.17
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Disciplined Value Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Common Stocks: 98.96%

Consumer Discretionary: 8.36%

Auto Components: 0.65%

Lear Corporation

21,889

$
1,072,561

TRW Automotive Holdings Corporation†«

26,255

1,325,090

2,397,651

Automobiles: 0.88%

Ford Motor Company†

266,212

3,250,449

Household Durables: 0.52%

Whirlpool Corporation

27,986

1,937,471

Leisure Equipment & Products: 0.35%

Mattel Incorporated

48,871

1,302,901

Media: 2.52%

DIRECTV†

43,568

2,208,026

DISH Network Corporation†

51,138

1,515,219

Gannett Company Incorporated

76,538

976,625

Time Warner Cable Incorporated

22,157

1,624,330

Viacom Incorporated Class B

31,484

1,524,455

Walt Disney Company«

37,770

1,458,677

9,307,332

Multiline Retail: 1.41%

JCPenney Company Incorporated«

34,912

1,073,893

Kohl’s Corporation

21,781

1,191,639

Macy’s Incorporated

101,292

2,924,300

5,189,832

Specialty Retail: 2.03%

AutoZone Incorporated†

8,258

2,357,246

Best Buy Company Incorporated

73,520

2,029,152

GameStop Corporation Class A†«

67,068

1,581,463

RadioShack Corporation

108,914

1,516,083

7,483,944

Consumer Staples: 8.17%

Beverages: 0.59%

Coca-Cola Enterprises Incorporated

48,214

1,355,296

Constellation Brands Incorporated Class A†

39,705

809,585

2,164,881

Food & Staples Retailing: 2.23%

CVS Caremark Corporation

43,949

1,597,546

Kroger Company

81,896

2,036,754

Safeway Incorporated

54,743

1,104,166

Wal-Mart Stores Incorporated

66,253

3,492,196

8,230,662

Portfolio of Investments—July 31, 2011

Wells Fargo Advantage Disciplined Value Fund

11

Security Name

Shares

Value

Food Products: 1.62%

Archer Daniels Midland Company

83,299

$
2,530,624

Smithfield Foods Incorporated†«

65,749

1,447,793

Tyson Foods Incorporated Class A«

113,556

1,994,043

5,972,460

Household Products: 1.74%

Procter & Gamble Company

104,308

6,413,899

Personal Products: 0.48%

Herbalife Limited

32,160

1,791,955

Tobacco: 1.51%

Altria Group Incorporated

71,799

1,888,314

Lorillard Incorporated

12,150

1,290,573

Philip Morris International

33,962

2,417,076

5,595,963

Energy: 12.48%

Energy Equipment & Services: 0.70%

Diamond Offshore Drilling Incorporated«

18,356

1,245,087

Patterson-UTI Energy Incorporated

41,236

1,341,407

2,586,494

Oil, Gas & Consumable Fuels: 11.78%

Apache Corporation

30,639

3,790,657

Arch Coal Incorporated

64,205

1,643,648

Chevron Corporation

127,887

13,302,806

ConocoPhillips

53,537

3,854,129

Devon Energy Corporation

13,334

1,049,386

Exxon Mobil Corporation

71,376

5,695,091

HollyFrontier Corporation

22,415

1,689,867

Marathon Oil Corporation

87,205

2,700,739

Marathon Petroleum Corporation

19,813

867,589

Murphy Oil Corporation

33,602

2,157,920

Occidental Petroleum Corporation

9,665

948,910

Tesoro Petroleum Corporation†«

101,240

2,459,120

Valero Energy Corporation

132,538

3,329,355

43,489,217

Financials: 25.33%

Capital Markets: 1.33%

Ameriprise Financial Incorporated

44,763

2,421,678

Goldman Sachs Group Incorporated

18,448

2,489,927

4,911,605

Commercial Banks: 5.33%

Bank of New York Mellon Corporation

66,281

1,664,316

BOK Financial Corporation«

10,217

556,418

Comerica Incorporated

28,107

900,267

Fifth Third Bancorp

226,694

2,867,679

12

Wells Fargo Advantage Disciplined Value Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Commercial Banks (continued)

Huntington Bancshares Incorporated

309,685

$
1,872,046

KeyCorp

305,413

2,455,521

PNC Financial Services Group Incorporated

70,932

3,850,898

US Bancorp

210,893

5,495,872

19,663,017

Consumer Finance: 2.46%

Capital One Financial Corporation

77,390

3,699,242

Discover Financial Services

114,203

2,924,739

SLM Corporation

158,075

2,464,389

9,088,370

Diversified Financial Services: 6.14%

Bank of America Corporation

399,188

3,876,115

Citigroup Incorporated«

189,290

7,257,379

JPMorgan Chase & Company

284,907

11,524,488

22,657,982

Insurance: 6.75%

ACE Limited

30,138

2,018,643

Aflac Incorporated

37,258

1,716,103

American Financial Group Incorporated

37,563

1,276,391

Assurant Incorporated

26,525

944,821

Berkshire Hathaway Incorporated Class B†

63,438

4,705,196

Hartford Financial Services Group Incorporated

76,339

1,787,859

Lincoln National Corporation

89,295

2,366,318

MetLife Incorporated

27,318

1,125,775

Principal Financial Group Incorporated

42,544

1,175,491

Protective Life Corporation

39,311

835,752

Prudential Financial Incorporated

66,338

3,892,714

Reinsurance Group of America Incorporated

34,528

2,009,875

Unum Group Corporation

43,789

1,068,014

24,922,952

REIT: 3.32%

Annaly Capital Management Incorporated

122,386

2,053,637

Brandywine Realty Trust«

80,222

961,862

Commonwealth REIT

52,291

1,235,113

Duke Realty Corporation

97,914

1,374,713

Hospitality Properties Trust«

66,050

1,667,763

Liberty Property Trust«

30,558

1,037,750

Simon Property Group Incorporated«

16,215

1,954,070

Vornado Realty Trust

21,057

1,969,882

12,254,790

Health Care: 12.62%

Biotechnology: 1.07%

Amgen Incorporated

50,719

2,774,329

Cephalon Incorporated†

14,591

1,166,405

3,940,734

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Disciplined Value Fund	13

Security Name	Shares	Value

Health Care Equipment & Supplies: 0.66%
Baxter International Incorporated	22,221	$1,292,596
Zimmer Holdings Incorporated†	18,813	1,129,156

		2,421,752

Health Care Providers & Services: 2.90%
Aetna Incorporated	69,365	2,877,954
CIGNA Corporation	42,854	2,132,844
UnitedHealth Group Incorporated	114,837	5,699,360

		10,710,158

Life Sciences Tools & Services: 0.24%
Thermo Fisher Scientific Incorporated†	15,070	905,556

Pharmaceuticals: 7.75%
Eli Lilly & Company	100,382	3,844,631
Johnson & Johnson	82,733	5,360,271
Merck & Company Incorporated	245,018	8,362,464
Pfizer Incorporated	573,927	11,042,355

		28,609,721

Industrials: 9.58%

Aerospace & Defense: 3.15%
General Dynamics Corporation	50,878	3,466,827
L-3 Communications Holdings Incorporated«	17,053	1,349,233
Lockheed Martin Corporation«	17,885	1,354,431
Northrop Grumman Corporation	55,745	3,373,130
Raytheon Company	46,536	2,081,555

		11,625,176

Air Freight & Logistics: 0.57%
FedEx Corporation	24,172	2,100,063

Airlines: 0.36%
Southwest Airlines Company	134,621	1,340,825

Commercial Services & Supplies: 0.78%
RR Donnelley & Sons Company«	69,149	1,300,693
Towers Watson & Company	25,997	1,589,717

		2,890,410

Industrial Conglomerates: 2.54%
General Electric Company	522,344	9,355,181

Machinery: 0.99%
Caterpillar Incorporated	18,516	1,829,196
Timken Company	42,012	1,834,664

		3,663,860

Road & Rail: 1.19%
AMERCO Incorporated†	2,924	263,569
CSX Corporation	112,033	2,752,651
Ryder System Incorporated	24,641	1,387,781

		4,404,001

14	Wells Fargo Advantage Disciplined Value Fund	Portfolio of Investments—July 31, 2011

Security Name	Shares	Value

Information Technology: 8.28%

Communications Equipment: 1.33%
Cisco Systems Incorporated	308,223	$4,922,321

Computers & Peripherals: 1.86%
Dell Incorporated†	153,160	2,487,318
Hewlett-Packard Company	125,025	4,395,879

		6,883,197

Electronic Equipment & Instruments: 0.70%
Arrow Electronics Incorporated†	39,248	1,363,868
Vishay Intertechnology Incorporated†	87,299	1,202,107

		2,565,975

IT Services: 1.04%
International Business Machines Corporation	14,409	2,620,277
SAIC Incorporated†«	77,102	1,235,945

		3,856,222

Semiconductors & Semiconductor Equipment: 2.36%
Avago Technologies Limited	24,964	839,539
Intel Corporation	352,410	7,869,315

		8,708,854

Software: 0.99%
Adobe Systems Incorporated†	38,301	1,061,704
Microsoft Corporation	94,106	2,578,504

		3,640,208

Materials: 2.99%

Chemicals: 1.62%
Cabot Corporation	28,508	1,114,663
Eastman Chemical Company	23,107	2,231,905
Huntsman Corporation	77,034	1,471,349
PPG Industries Incorporated	13,810	1,162,802

		5,980,719

Metals & Mining: 0.32%
Cliffs Natural Resources Incorporated	13,387	1,202,420

Paper & Forest Products: 1.05%
Domtar Corporation	19,596	1,566,700
International Paper Company	77,663	2,306,591

		3,873,291

Telecommunication Services: 4.55%

Diversified Telecommunication Services: 4.55%
AT&T Incorporated	360,384	10,544,836
Verizon Communications Incorporated	176,938	6,244,142

		16,788,978

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Disciplined Value Fund	15

Security Name			Shares	Value

Utilities: 6.60%

Electric Utilities: 3.06%
Alliant Energy Corporation			34,026	$1,340,965
American Electric Power Company Incorporated			75,673	2,789,307
DPL Incorporated			69,739	2,109,605
Entergy Corporation			40,623	2,713,616
Pepco Holdings Incorporated			125,355	2,341,631

				11,295,124

Gas Utilities: 0.40%
Energen Corporation			25,451	1,496,773

Independent Power Producers & Energy Traders: 1.19%
AES Corporation†			198,071	2,438,254
Constellation Energy Group Incorporated			50,018	1,942,199

				4,380,453

Multi-Utilities: 1.95%
Ameren Corporation			76,245	2,197,381
CMS Energy Corporation			110,448	2,113,975
NiSource Incorporated«			143,305	2,884,727

				7,196,083

Total Common Stocks (Cost $326,382,379)				365,371,882

	Interest Rate	Maturity Date	Principal

Short-Term Investments: 8.25%

Corporate Bonds and Notes: 0.12%
Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	$416,566	165,835
VFNC Corporation(a)††(i)(v)±	0.19	09/29/2011	490,606	264,927

				430,762

	Yield		Shares

Investment Companies: 7.99%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.02		2,929,956	2,929,956
Wells Fargo Securities Lending Cash Investments, LLC(r)(v)(l)(u)	0.14		26,588,827	26,588,827

				29,518,783

			Principal

US Treasury Bills: 0.14%
US Treasury Bill#	0.05	09/15/2011	$500,000	499,950

Total Short-Term Investments (Cost $30,214,652)				30,449,495

Total Investments in Securities
(Cost $356,597,031)*	107.21%	395,821,377
Other Assets and Liabilities, Net	(7.21)	(26,624,920)

Total Net Assets	100.00%	$369,196,457

16	Wells Fargo Advantage Disciplined Value Fund	Portfolio of Investments—July 31, 2011

«	All or a portion of this security is on loan.

†	Non-income earning security.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $359,234,493 and net unrealized appreciation (depreciation) consist of:

Gross unrealized appreciation	$50,316,588
Gross unrealized depreciation	(13,729,704)

Net unrealized appreciation	$36,586,884

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—July 31, 2011	Wells Fargo Advantage Disciplined Value Fund	17

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$366,302,594
In affiliated securities, at value	29,518,783

Total investments, at value (see cost below)	395,821,377
Receivable for investments sold	26,580,817
Receivable for Fund shares sold	100,087
Receivable for dividends	656,958
Receivable for securities lending income	3,460
Prepaid expenses and other assets	78,631

Total assets	423,241,330

Liabilities
Payable for investments purchased	26,473,138
Payable for Fund shares redeemed	344,599
Payable upon receipt of securities loaned	26,784,727
Payable for daily variation margin on open futures contracts	27,410
Due to custodian bank	39,113
Advisory fee payable	146,599
Distribution fees payable	3,026
Due to other related parties	50,871
Accrued expenses and other liabilities	175,390

Total liabilities	54,044,873

Total net assets	$369,196,457

NET ASSETS CONSIST OF
Paid-in capital	$368,323,195
Undistributed net investment income	3,090,709
Accumulated net realized losses on investments	(41,400,353)
Net unrealized gains on investments	39,182,906

Total net assets	$369,196,457

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$116,222,898
Shares outstanding – Class A	8,901,336
Net asset value per share – Class A	$13.06
Maximum offering price per share – Class A2	$13.86
Net assets – Class C	$4,403,669
Shares outstanding – Class C	341,366
Net asset value per share – Class C	$12.90
Net assets – Administrator Class	$221,189,809
Shares outstanding – Administrator Class	16,982,192
Net asset value per share – Administrator Class	$13.02
Net assets – Institutional Class	$4,223,529
Shares outstanding – Institutional Class	323,898
Net asset value per share – Institutional Class	$13.04
Net assets – Investor Class	$23,156,552
Shares outstanding – Investor Class	1,781,283
Net asset value per share – Investor Class	$13.00

Total investments, at cost	$356,597,031

Securities on loan, at value	$26,127,811

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Disciplined Value Fund	Statement of Operations—Year Ended July 31, 2011

Investment income
Dividends	$9,068,796
Income from affiliated securities	6,539
Securities lending income, net	66,579

Total investment income	9,141,914

Expenses
Advisory fee	2,121,409
Administration fees
Fund level	192,855
Class A	320,169
Class C	11,110
Administrator Class	231,696
Institutional Class	2,814
Investor Class	76,172
Shareholder servicing fees
Class A	306,650
Class C	10,683
Administrator Class	576,225
Investor Class	57,153
Distribution fees
Class C	32,049
Custody and accounting fees	71,238
Professional fees	40,073
Registration fees	61,862
Shareholder report expenses	42,053
Trustees’ fees and expenses	4,186
Other fees and expenses	18,899

Total expenses	4,177,296
Less: Fee waivers and/or expense reimbursements	(481,341)

Net expenses	3,695,955

Net investment income	5,445,959

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	25,179,251
Futures transactions	1,190,030

Net realized gains on investments	26,369,281

Net change in unrealized gains (losses) on:
Unaffiliated securities	31,824,571
Futures transactions	(155,962)

Net change in unrealized gains (losses) on investments	31,668,609

Net realized and unrealized gains (losses) on investments	58,037,890

Net increase in net assets resulting from operations	$63,483,849

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Disciplined Value Fund	19

	Year Ended July 31, 2011		Year Ended July 31, 2010[1]

Operations
Net investment income		$5,445,959			$1,794,174
Net realized gains (losses) on investments		26,369,281			(1,974,218)
Net change in unrealized gains (losses) on investments		31,668,609			26,043,282

Net increase in net assets resulting from operations		63,483,849			25,863,238

Distributions to shareholders from
Net investment income
Class A		(714,559)			(432,090)
Class B		NA			(5,590)[2]
Class C		(10,542)			(4,763)
Administrator Class		(1,600,610)			(1,267,689)[3]
Institutional Class		(28,514)			0 [4]
Investor Class		(125,725)			0 [5]

Total distributions to shareholders		(2,479,950)			(1,710,132)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	175,829	2,205,655	334,641		3,752,630
Class B	NA	NA	3,708	[2]	42,115 [2]
Class C	41,089	523,542	26,178		294,853
Administrator Class	1,471,278	17,894,673	445,266	[3]	4,808,019 [3]
Institutional Class	328,411	3,731,091	900	[4]	10,000 [4]
Investor Class	142,593	1,824,489	1,475	[5]	16,075 [5]

		26,179,450			8,923,692

Reinvestment of distributions
Class A	55,499	680,977	36,606		409,665
Class B	NA	NA	435	[2]	4,850 [2]
Class C	701	8,543	332		3,697
Administrator Class	101,216	1,236,862	46,894	[3]	522,990 [3]
Institutional Class	504	6,163	0	[4]	0 [4]
Investor Class	9,848	120,447	0	[5]	0 [5]

		2,052,992			941,202

Payment for shares redeemed
Class A	(2,127,715)	(26,694,167)	(1,051,386)		(11,782,922)
Class B	NA	NA	(214,885)[2]		(2,332,180)[2]
Class C	(67,095)	(810,332)	(55,345)		(619,417)
Administrator Class	(5,054,586)	(62,104,814)	(2,742,026)[3]		(30,603,358)[3]
Institutional Class	(5,917)	(80,000)	0	[4]	0 [4]
Investor Class	(302,712)	(3,793,604)	(16,843)[5]		(187,857)[5]

		(93,482,917)			(45,525,734)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Disciplined Value Fund	Statements of Changes in Net Assets

	Year Ended July 31, 2011		Year Ended July 31, 2010[1]

	Shares		Shares

Capital share transactions (continued)
Net asset value of shares issued in acquisitions
Class A	0	$0	7,504,335	$80,661,770
Class C	0	0	250,448	2,671,353
Administrator Class	0	0	13,047,775	139,685,853
Investor Class	0	0	1,946,922	20,843,094

		0		243,862,070

Net increase (decrease) in net assets resulting from capital share transactions		(65,250,475)		208,201,230

Total increase (decrease) in net assets		(4,246,576)		232,354,336

Net assets
Beginning of period		373,443,033		141,088,697

End of period		$369,196,457		$373,443,033

Undistributed net investment income		$3,090,709		$171,493

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund. Evergreen Disciplined Value Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen Disciplined Value Fund.

2.	Class B shares of Evergreen Disciplined Value Fund became Class A shares on July 19, 2010.

3.	Class I shares of Evergreen Disciplined Value Fund became Administrator Class shares on July 19, 2010.

4.	Class commenced operations on July 30, 2010.

5.	Class commenced operations on July 16, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Disciplined Value Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.16	$10.10	$13.75	$18.05	$16.62
Net investment income	0.17	0.12	0.22	0.27	0.27
Net realized and unrealized gains (losses) on investments	1.80	1.06	(3.42)	(2.15)	1.96

Total from investment operations	1.97	1.18	(3.20)	(1.88)	2.23
Distributions to shareholders from
Net investment income	(0.07)	(0.12)	(0.22)	(0.27)	(0.27)
Net realized gains	0.00	0.00	(0.23)	(2.15)	(0.53)

Total distributions to shareholders	(0.07)	(0.12)	(0.45)	(2.42)	(0.80)
Net asset value, end of period	$13.06	$11.16	$10.10	$13.75	$18.05
Total return[2]	17.71%	11.71%	(22.92)%	(11.90)%	13.60%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.26%	1.25%	1.11%	1.04%
Net expenses	1.10%	1.19%	1.12%	1.04%	1.04%
Net investment income	1.27%	1.09%	2.21%	1.67%	1.04%
Supplemental data
Portfolio turnover rate	66%	71%	33%	45%	60%
Net assets, end of period (000’s omitted)	$116,223	$120,466	$40,132	$69,864	$119,461

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund. Evergreen Disciplined Value Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Disciplined Value Fund.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Disciplined Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.07	$10.03	$13.65	$17.93	$16.53
Net investment income	0.06	0.04	0.15	0.14	0.13
Net realized and unrealized gains (losses) on investments	1.80	1.04	(3.40)	(2.13)	1.93

Total from investment operations	1.86	1.08	(3.25)	(1.99)	2.06
Distributions to shareholders from
Net investment income	(0.03)	(0.04)	(0.14)	(0.14)	(0.13)
Net realized gains	0.00	0.00	(0.23)	(2.15)	(0.53)

Total distributions to shareholders	(0.03)	(0.04)	(0.37)	(2.29)	(0.66)
Net asset value, end of period	$12.90	$11.07	$10.03	$13.65	$17.93
Total return[2]	16.83%	10.72%	(23.47)%	(12.58)%	12.65%
Ratios to average net assets (annualized)
Gross expenses	1.92%	2.01%	2.01%	1.86%	1.79%
Net expenses	1.85%	1.94%	1.88%	1.79%	1.79%
Net investment income	0.52%	0.33%	1.44%	0.91%	0.70%
Supplemental data
Portfolio turnover rate	66%	71%	33%	45%	60%
Net assets, end of period (000’s omitted)	$4,404	$4,059	$1,455	$1,890	$3,009

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund. Evergreen Disciplined Value Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Disciplined Value Fund.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Disciplined Value Fund	23

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.11	$10.07	$13.71	$18.01	$16.59
Net investment income	0.20	0.15	0.26	0.31	0.32
Net realized and unrealized gains (losses) on investments	1.80	1.04	(3.42)	(2.15)	1.94

Total from investment operations	2.00	1.19	(3.16)	(1.84)	2.26
Distributions to shareholders from
Net investment income	(0.09)	(0.15)	(0.25)	(0.31)	(0.31)
Net realized gains	0.00	0.00	(0.23)	(2.15)	(0.53)

Total distributions	(0.09)	(0.15)	(0.48)	(2.46)	(0.84)
Net asset value, end of period	$13.02	$11.11	$10.07	$13.71	$18.01
Total return	18.01%	11.84%	(22.72)%	(11.71)%	13.85%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.02%	1.00%	0.86%	0.79%
Net expenses	0.85%	0.94%	0.87%	0.79%	0.79%
Net investment income	1.52%	1.34%	2.48%	1.93%	1.78%
Supplemental data
Portfolio turnover rate	66%	71%	33%	45%	60%
Net assets, end of period (000’s omitted)	$221,190	$227,444	$97,385	$235,108	$559,719

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund. Evergreen Disciplined Value Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Disciplined Value Fund.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Disciplined Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$11.11	$11.11
Net Investment income	0.21 [3]	0.00
Net realized and unrealized gains (losses) on investments	1.82	0.00

Total from investment operations	2.03	0.00
Distributions to shareholders from
Net investment income	(0.10)	0.00
Net asset value, end of period	$13.04	$11.11
Total return[2]	18.29%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.00%
Net expenses	0.65%	0.00%
Net investment income	1.67%	0.00%
Supplemental data
Portfolio turnover rate	66%	71%
Net assets, end of period (000’s omitted)	$4,224	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Returns for periods of less than one year are not annualized.

3.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Disciplined Value Fund	25

(For a share outstanding throughout each period)

	Year Ended July 31,
Investor Class	2011	2010[1]
Net asset value, beginning of period	$11.11	$10.71
Net investment income	0.15	0.00
Net realized and unrealized gains (losses) on investments	1.81	0.40

Total from investment operations	1.96	0.40
Distributions to shareholders from
Net investment income	(0.07)	0.00
Net asset value, end of period	$13.00	$11.11
Total return[2]	17.67%	3.73%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.29%
Net expenses	1.17%	1.17%
Net investment income	1.20%	1.13%
Supplemental data
Portfolio turnover rate	66%	71%
Net assets, end of period (000’s omitted)	$23,157	$21,465

1.	For the period from July 16, 2010 (commencement of class of operations) to July 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Disciplined Value Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Disciplined Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The

Notes to Financial Statements	Wells Fargo Advantage Disciplined Value Fund	27

amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.

Futures contracts

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$(46,793)	$5,089,595	$(5,042,802)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

28	Wells Fargo Advantage Disciplined Value Fund	Notes to Financial Statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of July 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $46,896,941 with $8,140,517 expiring in 2016 and $38,756,424 expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$365,371,882	$0	$0	$365,371,882
Short-term investments
Corporate bonds and notes	0	0	430,762	430,762
Investment companies	2,929,956	26,588,827	0	29,518,783
US Treasury obligations	499,950	0	0	499,950
	$368,801,788	$26,588,827	$430,762	$395,821,377

Notes to Financial Statements	Wells Fargo Advantage Disciplined Value Fund	29

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of July 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts	$(41,440)	$0	$0	$(41,440)

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds and Notes
Balance as of July 31, 2010	$541,822
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	88,489
Purchases	0
Sales	(199,549)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of July 31, 2011	$430,762
Change in unrealized gains (losses) relating to securities still held at July 31, 2011	$(9,854)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

30	Wells Fargo Advantage Disciplined Value Fund	Notes to Financial Statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A , Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $3,535 from the sale of Class A shares and $15 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $251,324,262 and $310,958,675, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended July 31, 2011, the Fund entered into futures contracts to gain market exposure.

At July 31, 2011, the Fund had long futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Initial Contract Amount	Value at July 31, 2011	Net Unrealized Losses
September 2011	10 Long	S&P 500 Index	$3,262,440	$3,221,000	$(41,440)

The Fund had an average notional amount of $4,359,644 in futures contracts during the year ended July 31, 2011.

On July 31, 2011, the cumulative unrealized losses on futures contracts in the amount of $41,440 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

Notes to Financial Statements	Wells Fargo Advantage Disciplined Value Fund	31

7. ACQUISITIONS

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund. The purpose of the transactions was to combine four funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund. Shareholders holding Class A, Class B and Class C shares of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund received Class A, Class A and Class C shares, respectively, of the Fund in the reorganizations. Class I shares of Evergreen Disciplined Value Fund received Administrator Class shares of the Fund. Administrator Class shares of Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund received Administrator Class shares of the Fund. Investor Class shares of Wells Fargo Advantage U.S. Value Fund received Investor Class shares of the Fund. The Fund was newly created to receive the assets of shares of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund. Evergreen Disciplined Value Fund became the accounting and performance survivor in the reorganizations. The investment portfolio of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund with fair values of $116,604,858, $109,358,141 and $134,034,598, respectively, and identified costs of $121,376,863, $110,992,565 and $133,693,938, respectively, at July 16, 2010, were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains (losses) acquired, exchange ratio and number of shares issued were as follows:

Acquired Fund	Value of Net Assets Acquired	Unrealized Gains (Losses)	Exchange Ratio	Number of Shares Issued
Evergreen Disciplined Value Fund	$116,703,089	$(4,772,005)	1.00	3,372,837	Class A1
			1.00	123,270	Class C
			1.00	7,392,171	Administrator Class
Wells Fargo Advantage Equity Income Fund	109,383,038	(1,634,424)	1.09	7,384,795	Class A2
			1.20	173,103	Class C
			1.09	2,630,354	Administrator Class
Wells Fargo Advantage U.S. Value Fund	134,479,032	340,660	0.93	119,540	Class A3
			0.92	77,345	Class C
			0.92	10,417,421	Administrator Class
			0.94	1,946,922	Investor Class

1.	Amount includes 141,995 shares of Class A issued for Class B at an exchange ratio of 0.99.
2.	Amount includes 200,983 shares of Class A issued for Class B at an exchange ratio of 1.09.
3.	Amount includes 49,770 shares of Class A issued for Class B at an exchange ratio of 0.92.

The aggregate net assets of the Fund immediately after the acquisitions were $360,565,159.

Assuming the acquisitions had been completed August 1, 2009, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2010 would have been

Net investment income	$4,360,235
Net realized and unrealized gains on investments	$315,396,522
Net Increase In net assets resulting from operations	$319,756,757

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit

32	Wells Fargo Advantage Disciplined Value Fund	Notes to Financial Statements

agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,479,950 and $1,710,132 of ordinary income for the years ended July 31, 2011 and July 31, 2010, respectively.

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains	Capital Loss Carryforward
$5,082,620	$6,120,640	$36,586,884	$(46,896,941)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

12. SUBSEQUENT EVENT

After the close of business on August 26, 2011, Wells Fargo Advantage Large Company Value Fund acquired the net assets of the Fund in a tax-free exchange for shares of Wells Fargo Advantage Large Company Value Fund. Shareholders of Class A, Class C, Administrator Class, Institutional Class and Investor Class shares of the Fund received corresponding shares of Wells Fargo Advantage Large Company Value Fund.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Disciplined Value Fund	33

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Disciplined Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Disciplined Value Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

34

Wells Fargo Advantage Disciplined Value Fund

Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 97.31% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31,
2011.

Pursuant to Section 854 of the Internal Revenue Code, $2,409,667 of income dividends paid during the fiscal year ended July 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $2,251 has been designated as interest-related dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly,
30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A
description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at
www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On August 19, 2011, a Special Meeting of
Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 –
To approve the proposed reorganization of the Fund into Wells Fargo Advantage Large Company Value Fund, a series of Wells Fargo Funds Trust, a Delaware statutory trust:

Shares voted “For”

17,680,981

Shares voted “Against”

358,499

Shares voted “Abstain”

553,301

Other Information (Unaudited)

Wells Fargo Advantage Disciplined Value Fund

35

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the
Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust,
Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Peter G. Gordon (Born 1942)

Trustee, since 1998; Chairman, since 2005

Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College

Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)

Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth
Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of
Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)

Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms.
Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)

Trustee, since 2010

Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director,
Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation
Trust

David F. Larcker (Born 1950)

Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research
Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust

Olivia S. Mitchell (Born 1953)

Trustee, since 2006

International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the
University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University
Professor from 1978 to 1993.

Asset Allocation Trust

36

Wells Fargo Advantage Disciplined Value Fund

Other Information (Unaudited)

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Timothy J. Penny (Born 1951)

Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute
Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

Michael S. Scofield (Born 1943)

Trustee, since 2010

Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s
Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman,
Branded Media Corporation (multi-media branding company).

Asset Allocation Trust

Donald C. Willeke (Born 1940)

Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust

Officers

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)

President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and
Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)

Secretary, since 2000; Chief Legal Counsel, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank,
N.A. since 1996.

Kasey Phillips (Born 1970)

Treasurer, since 2008

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)

Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to
2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)

Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Debra Ann Early (Born 1964)

Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007.
Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.
The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information

Wells Fargo Advantage Disciplined Value Fund

37

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and
Large Company Value Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Disciplined Value Fund.)

Each year, as required by Section
15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds
Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and Large Company Value Fund (collectively, the “Funds”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund and Disciplined Value Fund; (iii) an investment sub-advisory agreement with Metropolitan West Capital Management, LLC (“Met West”) for the Intrinsic Value Fund; (iv) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Large Cap Core
Fund; and (v) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with
Wells Capital Management, Met West, Golden and Phocas (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and continuation of the Advisory Agreements.
Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds
Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The
Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the
Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

38

Wells Fargo Advantage Disciplined Value Fund

Other Information

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds
Management and the respective Sub-Adviser.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Core Equity Fund and the Intrinsic Value Fund was higher than the median performance of the Universe for all periods under review. The Board also noted that the longer-term performance of the Disciplined U.S. Core Fund was higher than or in range of the median performance of the Universe and the more recent performance was lower than the median performance of the Universe. The Board noted that the Large Company Value Fund’s performance was higher than the median performance of the Universe for the three- and five-year periods and lower than the median performance of the Universe for the one- and ten-year periods. The Board also noted that the performance of each of the Classic Value Fund, the Disciplined Value Fund and the Large Cap Core Fund was in range of or lower than the median performance of the Universe for all periods under review.

The Board noted that the performance of each of the Funds, except the Disciplined U.S. Core Fund and the Large Company Value Fund,
warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Funds relative to the Universe. The Board received a report that showed that (i) the
Classic Value Fund, Core Equity Fund and Large Cap Core Fund outperformed their benchmarks in the fourth quarter of 2010; (ii) the Classic Value Fund, Core Equity Fund and the Intrinsic Value Fund had experienced a change in their respective investment management team within the last year and (iii) the investment performance of the Disciplined Value Fund and the Intrinsic Value Fund was being appropriately monitored. The Board was satisfied that Funds Management and the Sub-Advisers were taking appropriate actions with respect to each Fund’s investment performance and requested continued reports on the performance of each of the Funds.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the
Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory
Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the
“Net Advisory Rates”).

Other Information

Wells Fargo Advantage Disciplined Value Fund

39

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates
with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s
Expense Group. The Board also noted that the Advisory Agreement Rates for the Investor Class and Class A of the Classic Value Fund, Core Equity Fund, the Intrinsic Value Fund, the Large Cap Core and the Large Company Value Fund were higher than the median rate of each Fund’s Expense Group. The Board further noted that the Advisory Agreement Rates for the Investor Class and Class A of the Disciplined U.S. Core Fund and Disciplined Value Fund were in range of or not appreciably higher than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Funds were in range of, not appreciably higher or lower than the median rates of each Fund’s respective Expense Group, except for the Classic
Value Fund (Class A) and Core Equity Fund (Class A). The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’ expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the
Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, Met West and Golden, because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to Phocas, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Phocas had been negotiated by Funds Management on an arm’s-length basis and that their profitability from their relationship with the Large Company Value Fund was not a material factor in determining whether to renew the agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the
Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

40

Wells Fargo Advantage Disciplined Value Fund

Other Information

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management’s and each Sub-Adviser’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds
Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader
review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the
Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and each Sub-Adviser annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory
Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations

Wells Fargo Advantage Disciplined Value Fund

41

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG
— Association of Bay Area Governments

ACB
— Agricultural Credit Bank

ADR
— American Depositary Receipt

ADS
— American Depository Shares

AGC-ICC
— Assured Guaranty Corporation - Insured Custody Certificates

AGM
— Assured Guaranty Municipal

AMBAC
— American Municipal Bond Assurance Corporation

AMT
— Alternative Minimum Tax

ARM
— Adjustable Rate Mortgages

AUD
— Australian Dollar

BAN
— Bond Anticipation Notes

BART
— Bay Area Rapid Transit

BHAC
— Berkshire Hathaway Assurance Corporation

BRL
— Brazil Real

CAD
— Canadian Dollar

CCAB
— Convertible Capital Appreciation Bond

CDA
— Community Development Authority

CDO
— Collateralized Debt Obligation

CDSC
— Contingent Deferred Sales Charge

CGIC
— Capital Guaranty Insurance Company

CGY
— Capital Guaranty Corporation

CHF
— Swiss Franc

CIFG
— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee

COP
— Certificate of Participation

CP
— Commercial Paper

CR
— Custody Receipts

CTF
— Common Trust Fund

DEM
— Deutsche Mark

DKK
— Danish Krone

DRIVER
— Derivative Inverse Tax-Exempt Receipts

DW&P
— Department of Water & Power

DWR
— Department of Water Resources

ECFA
— Educational & Cultural Facilities Authority

EDFA
— Economic Development Finance Authority

ETET
— Eagle Tax-Exempt Trust

ETF
— Exchange-Traded Fund

EUR
— Euro

FFCB
— Federal Farm Credit Bank

FGIC
— Financial Guaranty Insurance Corporation

FHA
— Federal Housing Authority

FHAG
— Federal Housing Agency

FHLB
— Federal Home Loan Bank

FHLMC
— Federal Home Loan Mortgage Corporation

FNMA
— Federal National Mortgage Association

FRF
— French Franc

FSA
— Farm Service Agency

GBP
— Great British Pound

GDR
— Global Depositary Receipt

GNMA
— Government National Mortgage Association

GO
— General Obligation

HCFR
— Healthcare Facilities Revenue

HEFA
— Health & Educational Facilities Authority

HEFAR
— Higher Education Facilities Authority Revenue

HFA
— Housing Finance Authority

HFFA
— Health Facilities Financing Authority

HKD
— Hong Kong Dollar

HUD
—  Housing & Urban Development

HUF
— Hungarian Forint

IBC
— Insured Bond Certificate

IDA
— Industrial Development Authority

IDAG
— Industrial Development Agency

IDR
— Industrial Development Revenue

IEP
— Irish Pound

JPY
— Japanese Yen

KRW
— Republic of Korea Won

LIBOR
— London Interbank Offered Rate

LLC
— Limited Liability Company

LLP
— Limited Liability Partnership

LOC
— Letter of Credit

LP
— Limited Partnership

MBIA
— Municipal Bond Insurance Association

MFHR
— Multi-Family Housing Revenue

MFMR
— Multi-Family Mortgage Revenue

MMD
— Municipal Market Data

MSTR
— Municipal Securities Trust Receipts

MTN
— Medium Term Note

MUD
— Municipal Utility District

MXN
— Mexican Peso

MYR
— Malaysian Ringgit

NATL-RE
— National Public Finance Guarantee Corporation

NLG
— Netherlands Guilder

NOK
— Norwegian Krone

NZD
— New Zealand Dollar

PCFA
— Pollution Control Finance Authority

PCR
— Pollution Control Revenue

PFA
— Public Finance Authority

PFFA
— Public Facilities Financing Authority

PFOTER
— Puttable Floating Option Tax-Exempt Receipts

plc
— Public Limited Company

PLN
— Polish Zloty

PSFG
— Public School Fund Guaranty

PUTTER
— Puttable Tax-Exempt Receipts

R&D
— Research & Development

RDA
— Redevelopment Authority

RDFA
— Redevelopment Finance Authority

REIT
— Real Estate Investment Trust

RIB
— Residual Interest Bond

ROC
— Reset Option Certificates

SAVRS
— Select Auction Variable Rate Securities

SEK
— Swedish Krona

SFHR
— Single Family Housing Revenue

SFMR
— Single Family Mortgage Revenue

SGD
— Singapore Dollar

SKK
— Slovakian Koruna

SLMA
— Student Loan Marketing Association

SPDR
— Standard & Poor’s Depositary Receipts

STIT
— Short-Term Investment Trust

TAN
— Tax Anticipation Notes

TBA
— To Be Announced

TIPS
— Treasury Inflation-Protected Securities

TRAN
— Tax Revenue Anticipation Notes

TCR
— Transferable Custody Receipts

TRY
— Turkish Lira

TTFA
— Transportation Trust Fund Authority

USD
— Unified School District

XLCA
— XL Capital Assurance

ZAR
—  South African Rand

This page is intentionally left
blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail:
wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage
Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call
1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about
Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of
Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC
INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204785 09-11 A204/AR204 7-11

Wells Fargo Advantage Endeavor
Select Fund

Annual Report

July 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any
forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells
Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932

Keystone creates one of the first mutual fund families.

1971

Wells Fargo & Company introduces one of the first institutional index funds.

1978

Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984

Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989

The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994

Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996

Evergreen Investments and Keystone Funds merge.

1997

Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999

Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002

Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005

The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United
States.

2006

Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010

The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage
Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides
institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is
built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives,
risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the
Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow
Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow
Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY
LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual
report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds

Asia Pacific Fund

Global Opportunities Fund

Premier Large Company Growth Fund

C&B Large Cap Value Fund

Growth Fund

Small Cap Opportunities Fund

C&B Mid Cap Value Fund

Health Care Fund

Small Cap Value Fund

Capital Growth Fund

Index Fund

Small Company Growth Fund

Common Stock Fund

International Equity Fund

Small Company Value Fund

Disciplined U.S. Core Fund

International Value Fund

Small/Mid Cap Core Fund

Discovery Fund†

Intrinsic Small Cap Value Fund

Small/Mid Cap Value Fund

Diversified Equity Fund

Intrinsic Value Fund

Social Sustainability Fund†

Diversified International Fund

Intrinsic World Equity Fund

Special Mid Cap Value Fund

Diversified Small Cap Fund

Large Cap Core Fund

Special Small Cap Value Fund

Emerging Growth Fund

Large Cap Growth Fund

Specialized Technology Fund

Emerging Markets Equity Fund

Large Company Value Fund

Strategic Large Cap Growth Fund

Endeavor Select Fund†

Omega Growth Fund

Traditional Small Cap Growth Fund

Enterprise Fund†

Opportunity Fund†

Utility and Telecommunications Fund

Equity Value Fund

Precious Metals Fund

Bond Funds

Adjustable Rate Government Fund

Inflation-Protected Bond Fund

Short-Term Bond Fund

California Limited-Term Tax-Free Fund

Intermediate Tax/AMT-Free Fund

Short-Term High Yield Bond Fund

California Tax-Free Fund

International Bond Fund

Short-Term Municipal Bond Fund

Colorado Tax-Free Fund

Minnesota Tax-Free Fund

Strategic Municipal Bond Fund

Government Securities Fund

Municipal Bond Fund

Total Return Bond Fund

High Income Fund

North Carolina Tax-Free Fund

Ultra Short-Term Income Fund

High Yield Bond Fund

Pennsylvania Tax-Free Fund

Ultra Short-Term Municipal Income Fund

Income Plus Fund

Short Duration Government Bond Fund

Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund

WealthBuilder Equity Portfolio†

Target 2020 Fund†

Conservative Allocation Fund

  WealthBuilder Growth Allocation
Portfolio†

Target 2025 Fund†

Diversified Capital Builder Fund

  WealthBuilder Growth Balanced
Portfolio†

Target 2030 Fund†

Diversified Income Builder Fund

  WealthBuilder Moderate Balanced
Portfolio†

Target 2035 Fund†

Growth Balanced Fund

  WealthBuilder Tactical Equity
Portfolio†

Target 2040 Fund†

Index Asset Allocation Fund

Target Today Fund†

Target 2045 Fund†

Moderate Balanced Fund

Target 2010 Fund†

Target 2050 Fund†

  WealthBuilder Conservative Allocation
Portfolio†

Target 2015 Fund†

Target 2055 Fund†

Money Market Funds

100% Treasury Money Market Fund

Minnesota Money Market Fund

New Jersey Municipal Money Market Fund

California Municipal Money Market Fund

Money Market Fund

New York Municipal Money Market Fund

Cash Investment Money Market Fund

Municipal Cash Management Money Market Fund

Pennsylvania Municipal Money Market Fund

Government Money Market Fund

Municipal Money Market Fund

Prime Investment Money Market Fund

Heritage Money Market Fund†

National Tax-Free Money Market Fund

Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Discovery Fund†

VT Intrinsic Value Fund

VT Small Cap Growth Fund

VT Index Asset Allocation Fund

VT Omega Growth Fund

VT Small Cap Value Fund

VT International Equity Fund

VT Opportunity Fund†

VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.
The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells
Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM,
Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability
FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM,
Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage
WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones
Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo
Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025
FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow
Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells
Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050
FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage
Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells
Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund,
WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio,
Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and
VT Opportunity Fund, respectively.

Not part of
the annual report.

2

Wells Fargo Advantage Endeavor Select Fund

Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Endeavor Select Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary
result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually
adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Despite inflation concerns, the Federal Reserve
focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices.
Yet, core inflation remained fairly mild by historical standards, particularly in the absence of healthy wage gains.

Letter to Shareholders

Wells Fargo Advantage Endeavor Select Fund

3

Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the
Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting
investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500
Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs.
If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.
The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4

Wells Fargo Advantage Endeavor Select Fund

Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Michael Harris, CFA

Thomas
J. Pence, CFA

Michael T. Smith, CFA

FUND INCEPTION

December 29, 2000

12 MONTH TOTAL RETURN AS OF JULY 31, 2011

Class A (Excluding Sales Charges)

24.63%

  Russell 1000®
Growth Index[1]

24.76%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through November 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 1.25% and 1.25%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Growth Index measures the performance of those Russell
1000 Growth Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Endeavor Select Fund Class A shares for the most recent ten years of the Fund with the Russell
1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)

Wells Fargo Advantage Endeavor Select Fund

5

MANAGER’S
DISCUSSION

Fund highlights

■

  A slow but steady U.S. economic recovery helped to overcome numerous market risks, allowing the equity market to deliver impressive returns for the
12-month period that ended July 31, 2011.

■

The Fund’s Class A shares excluding sales charge underperformed its benchmark, the Russell 1000 Growth Index, as effective stock selection in consumer discretionary and healthcare was offset by a difficult environment for financial stocks.

■

While the macroeconomic environment continues to challenge bottom-up stock pickers, we remain committed to our fundamental, “surround the company” research process and to maintaining an appropriate balance between risk and return.

The
period was marked by strong – but uneven – market performance.

The equity market posted double-digit returns for the period, but the market’s solid performance belies the uneven path that it followed as investors faced a variety of global and domestic challenges.

A
strong market rally began in late August 2010—when the Federal Reserve first hinted at a second round of quantitative easing (QE2)—and, for the most part, continued through April 2011. In addition to QE2, continued strength in corporate earnings and growing optimism regarding the sustainability of the U.S. economic recovery helped fuel the market’s advance. Consumer spending picked up, manufacturing activity accelerated, and even the employment picture showed signs of improvement. However, the market lost ground in May, June, and July 2011 amid mounting evidence that the economy had entered a soft patch due to high energy prices and global supply disruptions from the natural disasters in Japan. Concerns about
Europe’s sovereign debt crisis, slowing growth in China, the U.S. debt-ceiling debate, and other issues also weighed on the market. With investor confidence shaken, market volatility and uncertainty re-emerged as dominant themes.

The Fund underperformed as macroeconomic forces dominated stock returns.

The Fund’s Class A shares excluding sales charge underperformed its benchmark, the Russell 1000 Growth Index, for the period. Bottom-up, “surround the company” research is the hallmark of our investment philosophy and process, so we were therefore disappointed to see that stock prices were, at times, disconnected from underlying company fundamentals. Key individual detractors included networking company Juniper Neworks Incorporated and financial companies JPMorgan Chase & Company and MetLife Incorporated. In contrast, strong returns from consumer discretionary companies priceline.com Incorporated and Amazon.com Incorporated and information technology (IT) companies Apple
Incorporated, Baidu Incorporated and Salesforce.com Incorporated contributed to the Fund’s performance.

We strive to ensure that sector and
industry allocations are always a by-product of our bottom up stock selection process. We are, however, aware of the sector composition of the benchmark. The Fund’s overweight position to financials and underweight to materials detracted from relative performance during the period. Conversely, the Fund’s positioning in consumer discretionary and its underweight to consumer staples were additive.

6

Wells Fargo Advantage Endeavor Select Fund

Performance Highlights (Unaudited)

  SECTOR
DISTRIBUTION[3]   (AS OF JULY 31,
2011)

Stock selection should be increasingly important as the recovery matures.

We continue to expect a slow but steady U.S. economic recovery. As we saw in the spring of 2010, we believe that recent macroeconomic headwinds will prove transitory as liquidity is likely to remain robust and monetary policy is likely to remain accommodative for the foreseeable future. Most important, as macro fears begin to recede, investors are apt to refocus on the powerful commonality between
2010 and 2011—healthy corporate earnings growth, as evidenced by the fact that nearly 90% of the Fund’s holdings met or beat consensus earnings estimates during the latest reporting period. In many cases, we believe equity valuations do not appear to fully reflect this fundamental strength.

At the same time, as the recovery
matures, we believe we have reached an inflection point where companies with high levels of organic growth are becoming scarcer—and, as a result, more valuable. Our bottom-up, “surround the company” approach to stock selection is well suited to identifying such secular growth opportunities. In the IT sector, for example, we see tremendous innovation in areas such as cloud computing, virtualization, and mobile devices. In health care, we see promising new drugs coming to market and cost-saving measures being implemented. We see burgeoning consumer markets in a number of emerging economies. Companies that are poised to benefit from these and other secular trends should be able to generate strong revenue growth—which is, in our view, a critical driver of outperformance.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2011)

Apple Incorporated

7.98%

Baker Hughes Incorporated

4.50%

Occidental Petroleum Corporation

3.86%

Amazon.com Incorporated

3.57%

QUALCOMM Incorporated

3.49%

Google Incorporated Class A

3.37%

priceline.com Incorporated

3.32%

Danaher Corporation

3.23%

DIRECTV Group Incorporated

3.23%

Oracle Corporation

3.14%

We will continue to execute with discipline and precision.

We often highlight the importance of executing our bottom-up investment process with discipline and precision. Regardless of the market environment, we will continue to seek companies with superior earnings growth and attractive valuations, and we will weight individual positions based on our research conviction. Our experience has consistently shown that the rewards of such diligent portfolio construction tend to be most disproportionate following periods of extreme disconnections—as we have witnessed in recent months. In effect, we believe that the portfolio is well positioned going forward.

3.
Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

4.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)

Wells Fargo Advantage Endeavor Select Fund

7

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (STAEX)

12/29/2000

(3.25
)

17.40

1.41

2.69

2.64

24.63

2.62

3.31

1.25%

1.25%

Class B (WECBX)**

12/29/2000

(2.68
)

18.73

1.45

2.75

2.32

23.73

1.83

2.75

2.00%

2.00%

Class C (WECCX)

12/29/2000

1.32

22.73

1.85

2.52

2.32

23.73

1.85

2.52

2.00%

2.00%

Administrator Class (WECDX)

04/08/2005

2.80

24.94

2.90

3.47

1.09%

1.01%

Institutional Class (WFCIX)

04/08/2005

2.88

25.24

3.08

3.60

0.82%

0.81%

Russell 1000 Growth Index

3.14

24.76

5.52

2.40

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site –
www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares,
the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, foreign investment risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through November 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 1.00% for Administrator Class and 0.80% for Institutional Class shares. Without this cap, the Fund’s returns would have been lower.

8

Wells Fargo Advantage Endeavor Select Fund

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

  Beginning
Account Value 02-01-2011

  Ending
Account Value 07-31-2011

  Expenses
Paid During the Period[1]

  Net Annual
Expense Ratio

Class A

Actual

$
1,000.00

$
1,026.37

$
6.18

1.23
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.70

$
6.16

1.23
%

Class B

Actual

$
1,000.00

$
1,023.15

$
9.93

1.98
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.98

$
9.89

1.98
%

Class C

Actual

$
1,000.00

$
1,023.15

$
9.93

1.98
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.98

$
9.89

1.98
%

Administrator Class

Actual

$
1,000.00

$
1,028.03

$
5.03

1.00
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.84

$
5.01

1.00
%

Institutional Class

Actual

$
1,000.00

$
1,028.77

$
4.02

0.80
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.83

$
4.01

0.80
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—July 31, 2011

Wells Fargo Advantage Endeavor Select Fund

9

Security Name

Shares

Value

Common Stocks: 97.65%

Consumer Discretionary: 15.82%

Auto Components: 2.12%

Johnson Controls Incorporated

684,400

$
25,288,580

Hotels, Restaurants & Leisure: 1.94%

Starbucks Corporation

574,747

23,041,607

Internet & Catalog Retail: 6.89%

Amazon.com Incorporated†

190,900

42,479,068

priceline.com Incorporated†

73,500

39,517,275

81,996,343

Media: 4.87%

DIRECTV Group Incorporated†

757,900

38,410,372

Walt Disney Company«

507,412

19,596,251

58,006,623

Energy: 13.83%

Energy Equipment & Services: 7.63%

Baker Hughes Incorporated

692,900

53,616,602

Halliburton Company

678,800

37,150,724

90,767,326

Oil, Gas & Consumable Fuels: 6.20%

Newfield Exploration Company†

413,923

27,906,689

Occidental Petroleum Corporation

468,100

45,958,058

73,864,747

Financials: 7.29%

Capital Markets: 1.50%

TD Ameritrade Holding Corporation

970,100

17,811,036

Commercial Banks: 1.30%

Itau Unibanco Holding SA ADR«

760,800

15,497,496

Consumer Finance: 4.49%

MasterCard Incorporated

80,600

24,441,950

Visa Incorporated Class A«

339,400

29,032,276

53,474,226

Health Care: 4.13%

Health Care Providers & Services: 2.11%

UnitedHealth Group Incorporated

506,200

25,122,706

Pharmaceuticals: 2.02%

Allergan Incorporated

295,500

24,027,105

Industrials: 17.10%

Aerospace & Defense: 2.40%

Precision Castparts Corporation

176,800

28,531,984

10

Wells Fargo Advantage Endeavor Select Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Electrical Equipment: 2.01%

ABB Limited ADR«

1,001,200

$
23,968,728

Industrial Conglomerates: 1.45%

General Electric Company

965,800

17,297,478

Machinery: 7.05%

Cummins Incorporated

281,594

29,533,579

Danaher Corporation

783,400

38,472,774

Eaton Corporation

330,900

15,866,655

83,873,008

Road & Rail: 4.19%

Hertz Global Holdings Incorporated†«

1,103,000

15,519,210

Union Pacific Corporation

334,589

34,288,681

49,807,891

Information Technology: 34.48%

Communications Equipment: 5.06%

Juniper Networks Incorporated†

801,800

18,754,102

QUALCOMM Incorporated

757,900

41,517,762

60,271,864

Computers & Peripherals: 10.04%

Apple Incorporated†

243,349

95,022,918

EMC Corporation†

937,500

24,450,000

119,472,918

Electronic Equipment & Instruments: 1.34%

Agilent Technologies Incorporated†

377,600

15,919,616

Internet Software & Services: 5.72%

Baidu Incorporated ADR†

178,200

27,989,874

Google Incorporated Class A†

66,500

40,145,385

68,135,259

IT Services: 2.67%

Cognizant Technology Solutions Corporation Class A†

455,300

31,811,811

Semiconductors & Semiconductor Equipment: 1.71%

ARM Holdings plc ADR«

706,432

20,338,177

Software: 7.94%

Citrix Systems Incorporated†

364,800

26,280,192

Oracle Corporation

1,220,346

37,318,181

Salesforce.com Incorporated†«

213,500

30,895,585

94,493,958

Materials: 2.45%

Chemicals: 2.45%

Dow Chemical Company

487,900

17,013,073

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Endeavor Select Fund	11

Security Name			Shares	Value

Chemicals (continued)
Monsanto Company			165,400	$12,153,592

				29,166,665

Telecommunication Services: 2.55%

Wireless Telecommunication Services: 2.55%
American Tower Corporation Class A†			576,900	30,304,558

Total Common Stocks (Cost $920,238,845)				1,162,291,710

	Interest Rate	Maturity Date	Principal

Short-Term Investments: 8.04%

Corporate Bonds and Notes: 0.51%
Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	$5,833,229	2,322,208
VFNC Corporation(a)††(i)(v)±	0.19	09/29/2011	6,870,019	3,709,811

				6,032,019

	Yield		Shares

Investment Companies: 7.53%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.02		16,056,335	16,056,335
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.14		73,532,410	73,532,410

				89,588,745

Total Short-Term Investments (Cost $92,331,961)				95,620,764

Total Investments in Securities
(Cost $1,012,570,806)*	105.69%	1,257,912,474
Other Assets and Liabilities, Net	(5.69)	(67,678,857)

Total Net Assets	100.00%	$1,190,233,617

†	Non-income earning security.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

±	Variable rate investments.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $1,019,731,985 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$269,819,200
Gross unrealized depreciation	(31,638,711)

Net unrealized appreciation	$238,180,489

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Endeavor Select Fund	Statement of Assets and Liabilities—July 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$1,168,323,729
In affiliated securities, at value	89,588,745

Total investments, at value (see cost below)	1,257,912,474
Receivable for investments sold	48,574,661
Receivable for Fund shares sold	1,915,661
Receivable for dividends	165,379
Receivable for securities lending income	6,492
Prepaid expenses and other assets	44,570

Total assets	1,308,619,237

Liabilities
Payable for investments purchased	3,721,317
Payable for Fund shares redeemed	37,256,954
Payable upon receipt of securities loaned	76,275,625
Advisory fee payable	661,326
Distribution fees payable	5,976
Due to other related parties	156,528
Accrued expenses and other liabilities	307,894

Total liabilities	118,385,620

Total net assets	$1,190,233,617

NET ASSETS CONSIST OF
Paid-in capital	$1,187,121,113
Accumulated net realized losses on investments	(242,229,164)
Net unrealized gains on investments	245,341,668

Total net assets	$1,190,233,617

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$94,704,242
Shares outstanding – Class A	9,357,459
Net asset value per share – Class A	$10.12
Maximum offering price per share – Class A2	$10.74
Net assets – Class B	$1,633,015
Shares outstanding – Class B	175,955
Net asset value per share – Class B	$9.28
Net assets – Class C	$7,447,996
Shares outstanding – Class C	802,832
Net asset value per share – Class C	$9.28
Net assets – Administrator Class	$232,953,983
Shares outstanding – Administrator Class	22,698,043
Net asset value per share – Administrator Class	$10.26
Net assets – Institutional Class	$853,494,381
Shares outstanding – Institutional Class	82,331,996
Net asset value per share – Institutional Class	$10.37

Total investments, at cost	$1,012,570,806

Securities on loan, at value	$74,277,233

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2011	Wells Fargo Advantage Endeavor Select Fund	13

Investment income
Dividends*	$8,682,019
Income from affiliated securities	33,773
Securities lending income, net	239,461

Total investment income	8,955,253

Expenses
Advisory fee	7,935,021
Administration fees
Fund level	630,087
Class A	348,588
Class B	5,424
Class C	20,673
Administrator Class	238,103
Institutional Class	702,370
Shareholder servicing fees
Class A	335,181
Class B	5,215
Class C	19,877
Administrator Class	592,322
Distribution fees
Class B	15,646
Class C	59,632
Custody and accounting fees	58,026
Professional fees	30,872
Registration fees	89,755
Shareholder report expenses	293,228
Trustees’ fees and expenses	10,549
Other fees and expenses	24,879

Total expenses	11,415,448
Less: Fee waivers and/or expense reimbursements	(198,827)

Net expenses	11,216,621

Net investment loss	(2,261,368)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	185,914,884
Net change in unrealized gains (losses) on investments	93,350,136

Net realized and unrealized gains (losses) on investments	279,265,020

Net increase in net assets resulting from operations	$277,003,652

* Net of foreign withholding taxes of	$224,477

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Endeavor Select Fund	Statements of Changes in Net Assets

	Year Ended July 31, 2011		Year Ended July 31, 2010

Operations
Net investment loss		$(2,261,368)		$(2,193,222)
Net realized gains on investments		185,914,884		158,502,908
Net change in unrealized gains (losses) on investments		93,350,136		2,119,488

Net increase in net assets resulting from operations		277,003,652		158,429,174

Distributions to shareholders from
Net investment income
Administrator Class		0		(355,488)
Institutional Class		0		(3,063,991)

Total distributions to shareholders		0		(3,419,479)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	2,440,416	23,535,041	3,415,874	27,191,901
Class B	5,168	47,537	3,652	24,823
Class C	57,823	523,855	151,118	1,119,379
Administrator Class	6,705,953	65,199,722	7,765,878	62,834,674
Institutional Class	20,315,594	199,445,632	28,340,278	227,252,714

		288,751,787		318,423,491

Reinvestment of distributions
Administrator Class	0	0	39,132	318,536
Institutional Class	0	0	275,455	2,255,974

		0		2,574,510

Payment for shares redeemed
Class A	(8,510,412)	(83,011,574)	(9,458,711)	(75,229,101)
Class B	(178,672)	(1,550,952)	(243,174)	(1,795,652)
Class C	(298,247)	(2,609,826)	(462,208)	(3,457,087)
Administrator Class	(11,163,995)	(107,274,190)	(14,363,101)	(115,504,314)
Institutional Class	(50,686,101)	(473,696,678)	(33,296,910)	(270,645,094)

		(668,143,220)		(466,631,248)

Net decrease in net assets resulting from capital share transactions		(379,391,433)		(145,633,247)

Total increase (decrease) in net assets		(102,387,781)		9,376,448

Net assets
Beginning of period		1,292,621,398		1,283,244,950

End of period		$1,190,233,617		$1,292,621,398

Undistributed net investment loss		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Endeavor Select Fund	15

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.12	$7.25	$10.81	$10.85	$9.35
Net investment loss	(0.05)[1]	(0.04)[1]	(0.01)[1]	(0.04)[1]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	2.05	0.91	(3.29)	0.10	1.54

Total from investment operations	2.00	0.87	(3.30)	0.06	1.50
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.26)	(0.10)	(0.00)[2]
Net asset value, end of period	$10.12	$8.12	$7.25	$10.81	$10.85
Total return[3]	24.63%	12.00%	(30.10)%	0.50%	16.05%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.28%	1.32%	1.31%	1.36%
Net expenses	1.23%	1.25%	1.25%	1.25%	1.25%
Net investment loss	(0.52)%	(0.51)%	(0.08)%	(0.38)%	(0.40)%
Supplemental data
Portfolio turnover rate	100%	139%	173%	154%	91%
Net assets, end of period (000’s omitted)	$94,704	$125,266	$155,666	$237,689	$162,421

1.	Calculated based upon average shares outstanding.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Endeavor Select Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$7.50	$6.75	$10.18	$10.29	$8.94
Net investment loss	(0.11)[1]	(0.09)[1]	(0.06)[1]	(0.12)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	1.89	0.84	(3.11)	0.11	1.46

Total from investment operations	1.78	0.75	(3.17)	(0.01)	1.35
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.26)	(0.10)	(0.00)[2]
Net asset value, end of period	$9.28	$7.50	$6.75	$10.18	$10.29
Total return[3]	23.73%	11.11%	(30.71)%	(0.15)%	15.11%
Ratios to average net assets (annualized)
Gross expenses	1.98%	2.02%	2.07%	2.06%	2.11%
Net expenses	1.98%	2.00%	2.00%	2.00%	2.00%
Net investment loss	(1.26)%	(1.25)%	(0.85)%	(1.12)%	(1.16)%
Supplemental data
Portfolio turnover rate	100%	139%	173%	154%	91%
Net assets, end of period (000’s omitted)	$1,633	$2,622	$3,976	$9,097	$10,596

1.	Calculated based upon average shares outstanding.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Endeavor Select Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$7.50	$6.75	$10.18	$10.28	$8.93
Net investment loss	(0.11)[1]	(0.09)[1]	(0.05)[1]	(0.12)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	1.89	0.84	(3.12)	0.12	1.46

Total from investment operations	1.78	0.75	(3.17)	0.00	1.35
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.26)	(0.10)	(0.00)[2]
Net asset value, end of period	$9.28	$7.50	$6.75	$10.18	$10.28
Total return[3]	23.73%	11.11%	(30.70)%	(0.06)%	15.12%
Ratios to average net assets (annualized)
Gross expenses	1.98%	2.03%	2.07%	2.06%	2.11%
Net expenses	1.98%	2.00%	2.00%	2.00%	2.00%
Net investment loss	(1.27)%	(1.26)%	(0.82)%	(1.13)%	(1.14)%
Supplemental data
Portfolio turnover rate	100%	139%	173%	154%	91%
Net assets, end of period (000’s omitted)	$7,448	$7,825	$9,139	$12,297	$9,805

1.	Calculated based upon average shares outstanding.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Endeavor Select Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.22	$7.34	$10.91	$10.91	$9.37
Net investment income (loss)	(0.03)[1]	(0.02)[1]	0.01 [1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	2.07	0.91	(3.32)	0.11	1.55

Total from investment operations	2.04	0.89	(3.31)	0.10	1.54
Distributions to shareholders from
Net investment income	0.00	(0.01)	0.00	0.00	0.00
Net realized gains	0.00	0.00	(0.26)	(0.10)	(0.00)[2]

Total distributions to shareholders	0.00	(0.01)	(0.26)	(0.10)	(0.00)[2]
Net asset value, end of period	$10.26	$8.22	$7.34	$10.91	$10.91
Total return	24.94%	12.16%	(29.91)%	0.87%	16.44%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.10%	1.14%	1.12%	1.17%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.29)%	(0.26)%	0.20%	(0.12)%	(0.14)%
Supplemental data
Portfolio turnover rate	100%	139%	173%	154%	91%
Net assets, end of period (000’s omitted)	$232,954	$223,320	$247,298	$276,388	$108,062

1.	Calculated based upon average shares outstanding.

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Endeavor Select Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.28	$7.39	$10.97	$10.96	$9.40
Net Investment income (loss)	(0.01)[1]	(0.01)[1]	0.03 [1]	0.01 [1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	2.10	0.93	(3.35)	0.11	1.55

Total from investment operations	2.09	0.92	(3.32)	0.12	1.56
Distributions to shareholders from
Net investment income	0.00	(0.03)	0.00	(0.01)	0.00
Net realized gains	0.00	0.00	(0.26)	(0.10)	(0.00)[2]

Total distributions to shareholders	0.00	(0.03)	(0.26)	(0.11)	(0.00)[2]
Net asset value, end of period	$10.37	$8.28	$7.39	$10.97	$10.96
Total return	25.24%	12.41%	(29.84)%	1.06%	16.60%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.83%	0.88%	0.86%	0.91%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	(0.08)%	(0.07)%	0.38%	0.07%	0.06%
Supplemental data
Portfolio turnover rate	100%	139%	173%	154%	91%
Net assets, end of period (000’s omitted)	$853,494	$933,587	$867,167	$1,158,997	$1,099,424

1.	Calculated based upon average shares outstanding.

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Endeavor Select Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Endeavor Select Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a

Notes to Financial Statements	Wells Fargo Advantage Endeavor Select Fund	21

default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.

Security transactions and income

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss	Accumulated Net Realized Losses on Investments	Paid-in Capital
$2,261,368	$(335,643)	$(1,925,725)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of July 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $235,067,985 expiring in 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

22	Wells Fargo Advantage Endeavor Select Fund	Notes to Financial Statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$1,162,291,710	$0	$0	$1,162,291,710
Short-term investments
Corporate bonds and notes	0	0	6,032,019	6,032,019
Investment companies	16,056,335	73,532,410	0	89,588,745
	$1,178,348,045	$73,532,410	$6,032,019	$1,257,912,474

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Notes to Financial Statements	Wells Fargo Advantage Endeavor Select Fund	23

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate bonds and notes
Balance as of July 31, 2010	$7,587,211
Realized gains (losses)	0
Change in unrealized gains (losses)	1,239,130
Purchases	0
Sales	(2,794,322)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of July 31, 2011	$6,032,019
Change in unrealized gains (losses) relating to securities still held at July 31, 2011	$(137,984)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

24	Wells Fargo Advantage Endeavor Select Fund	Notes to Financial Statements

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $5,583 from the sale of Class A shares and $1,269, $1,334 and $254 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $1,231,649,110 and $1,581,626,311, respectively.

6. BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $0 and $3,419,479 of ordinary income during the years ended July 31, 2011 and July 31, 2010, respectively.

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains	Capital Loss Carryforwards
$238,180,489	$(235,067,985)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage

Notes to Financial Statements	Wells Fargo Advantage Endeavor Select Fund	25

dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

26	Wells Fargo Advantage Endeavor Select Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Endeavor Select Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Endeavor Select Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

Other Information (Unaudited)

Wells Fargo Advantage Endeavor Select Fund

27

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at
regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A
description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at
www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

28

Wells Fargo Advantage Endeavor Select Fund

Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the
Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust,
Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Peter G. Gordon (Born 1942)

Trustee, since 1998; Chairman, since 2005

Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College

Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)

Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth
Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of
Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)

Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms.
Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)

Trustee, since 2010

Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director,
Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation
Trust

David F. Larcker (Born 1950)

Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research
Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust

Olivia S. Mitchell (Born 1953)

Trustee, since 2006

International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the
University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University
Professor from 1978 to 1993.

Asset Allocation Trust

Other Information (Unaudited)

Wells Fargo Advantage Endeavor Select Fund

29

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Timothy J. Penny (Born 1951)

Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute
Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

Michael S. Scofield (Born 1943)

Trustee, since 2010

Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s
Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman,
Branded Media Corporation (multi-media branding company).

Asset Allocation Trust

Donald C. Willeke (Born 1940)

Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust

Officers

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)

President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and
Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)

Secretary, since 2000; Chief Legal Counsel, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank,
N.A. since 1996.

Kasey Phillips (Born 1970)

Treasurer, since 2008

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)

Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to
2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)

Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Debra Ann Early (Born 1964)

Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007.
Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.
The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

30

Wells Fargo Advantage Endeavor Select Fund

Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and
Strategic Large Cap Growth Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Endeavor Select Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells
Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the
“Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the
Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth
Fund, Premier Large Company Growth Fund and Strategic Large Cap Growth Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for
each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital
Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and
Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The
Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital
Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The
Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the

Other Information (Unaudited)

Wells Fargo Advantage Endeavor Select Fund

31

Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Growth Fund, the Large Cap Growth Fund, the Omega Growth Fund, the Premiere Large Company Growth Fund and
the Strategic Large Cap Growth Fund was generally higher than the median performance of the Universe for the periods under review. The Board also noted that the one- and ten-year performance of the Capital Growth Fund and the Endeavor Select Fund
was higher than the median performance of the Universe and the three- and five-year performance was lower than the median performance of the Universe, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of each of the Capital Growth Fund and the Endeavor Select Fund relative to the Universe. The Board received a report that showed (i) that the Capital Growth Fund recently outperformed its benchmark and (ii) that the performance of the Endeavor Select Fund was higher than its peer group for the year-to-date results. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to the Fund’s investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced
considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered
the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’
administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory
Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The
Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class
and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group, except for the Institutional Class of the Omega Growth Fund. The Board also noted that the Advisory Agreement Rates for the Investor
Class and Class A were not appreciably higher or higher than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rate for the Investor Class and Class A of the Large Cap Growth Fund, the Premiere Large Company Growth Fund and the Strategic Large Cap Growth Fund was in
range of the median rate for the Fund’s Expense Group and that for the Investor Class and Class A of the Capital Growth Fund, the Endeavor Select Fund, the Growth Fund and Omega Growth Fund the Net Advisory Rates were not appreciably higher or higher than the median rate of each Fund’s Expense

32

Wells Fargo Advantage Endeavor Select Fund

Other Information (Unaudited)

Group. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’
expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds
Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the
Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of
Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the
Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board
reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other Information (Unaudited)

Wells Fargo Advantage Endeavor Select Fund

33

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the
Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

34

Wells Fargo Advantage Endeavor Select Fund

List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG
— Association of Bay Area Governments

ACB
— Agricultural Credit Bank

ADR
— American Depositary Receipt

ADS
— American Depository Shares

AGC-ICC
— Assured Guaranty Corporation - Insured Custody Certificates

AGM
— Assured Guaranty Municipal

AMBAC
— American Municipal Bond Assurance Corporation

AMT
— Alternative Minimum Tax

ARM
— Adjustable Rate Mortgages

AUD
— Australian Dollar

BAN
— Bond Anticipation Notes

BART
— Bay Area Rapid Transit

BHAC
— Berkshire Hathaway Assurance Corporation

BRL
— Brazil Real

CAD
— Canadian Dollar

CCAB
— Convertible Capital Appreciation Bond

CDA
— Community Development Authority

CDO
— Collateralized Debt Obligation

CDSC
— Contingent Deferred Sales Charge

CGIC
— Capital Guaranty Insurance Company

CGY
— Capital Guaranty Corporation

CHF
— Swiss Franc

CIFG
— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee

COP
— Certificate of Participation

CP
— Commercial Paper

CR
— Custody Receipts

CTF
— Common Trust Fund

DEM
— Deutsche Mark

DKK
— Danish Krone

DRIVER
— Derivative Inverse Tax-Exempt Receipts

DW&P
— Department of Water & Power

DWR
— Department of Water Resources

ECFA
— Educational & Cultural Facilities Authority

EDFA
— Economic Development Finance Authority

ETET
— Eagle Tax-Exempt Trust

ETF
— Exchange-Traded Fund

EUR
— Euro

FFCB
— Federal Farm Credit Bank

FGIC
— Financial Guaranty Insurance Corporation

FHA
— Federal Housing Authority

FHAG
— Federal Housing Agency

FHLB
— Federal Home Loan Bank

FHLMC
— Federal Home Loan Mortgage Corporation

FNMA
— Federal National Mortgage Association

FRF
— French Franc

FSA
— Farm Service Agency

GBP
— Great British Pound

GDR
— Global Depositary Receipt

GNMA
— Government National Mortgage Association

GO
— General Obligation

HCFR
— Healthcare Facilities Revenue

HEFA
— Health & Educational Facilities Authority

HEFAR
— Higher Education Facilities Authority Revenue

HFA
— Housing Finance Authority

HFFA
— Health Facilities Financing Authority

HKD
— Hong Kong Dollar

HUD
—  Housing & Urban Development

HUF
— Hungarian Forint

IBC
— Insured Bond Certificate

IDA
— Industrial Development Authority

IDAG
— Industrial Development Agency

IDR
— Industrial Development Revenue

IEP
— Irish Pound

JPY
— Japanese Yen

KRW
— Republic of Korea Won

LIBOR
— London Interbank Offered Rate

LLC
— Limited Liability Company

LLP
— Limited Liability Partnership

LOC
— Letter of Credit

LP
— Limited Partnership

MBIA
— Municipal Bond Insurance Association

MFHR
— Multi-Family Housing Revenue

MFMR
— Multi-Family Mortgage Revenue

MMD
— Municipal Market Data

MSTR
— Municipal Securities Trust Receipts

MTN
— Medium Term Note

MUD
— Municipal Utility District

MXN
— Mexican Peso

MYR
— Malaysian Ringgit

NATL-RE
— National Public Finance Guarantee Corporation

NLG
— Netherlands Guilder

NOK
— Norwegian Krone

NZD
— New Zealand Dollar

PCFA
— Pollution Control Finance Authority

PCR
— Pollution Control Revenue

PFA
— Public Finance Authority

PFFA
— Public Facilities Financing Authority

PFOTER
— Puttable Floating Option Tax-Exempt Receipts

plc
— Public Limited Company

PLN
— Polish Zloty

PSFG
— Public School Fund Guaranty

PUTTER
— Puttable Tax-Exempt Receipts

R&D
— Research & Development

RDA
— Redevelopment Authority

RDFA
— Redevelopment Finance Authority

REIT
— Real Estate Investment Trust

RIB
— Residual Interest Bond

ROC
— Reset Option Certificates

SAVRS
— Select Auction Variable Rate Securities

SEK
— Swedish Krona

SFHR
— Single Family Housing Revenue

SFMR
— Single Family Mortgage Revenue

SGD
— Singapore Dollar

SKK
— Slovakian Koruna

SLMA
— Student Loan Marketing Association

SPDR
— Standard & Poor’s Depositary Receipts

STIT
— Short-Term Investment Trust

TAN
— Tax Anticipation Notes

TBA
— To Be Announced

TIPS
— Treasury Inflation-Protected Securities

TRAN
— Tax Revenue Anticipation Notes

TCR
— Transferable Custody Receipts

TRY
— Turkish Lira

TTFA
— Transportation Trust Fund Authority

USD
— Unified School District

XLCA
— XL Capital Assurance

ZAR
—  South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail:
wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage
Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call
1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about
Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of
Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC
INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204786 09-11 A205/AR205 7-11

Wells Fargo Advantage Growth
Fund

Annual Report

July 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any
forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells
Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932

Keystone creates one of the first mutual fund families.

1971

Wells Fargo & Company introduces one of the first institutional index funds.

1978

Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984

Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989

The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994

Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996

Evergreen Investments and Keystone Funds merge.

1997

Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999

Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002

Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005

The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United
States.

2006

Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010

The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage
Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides
institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is
built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives,
risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the
Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow
Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow
Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY
LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual
report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds

Asia Pacific Fund

Global Opportunities Fund

Premier Large Company Growth Fund

C&B Large Cap Value Fund

Growth Fund

Small Cap Opportunities Fund

C&B Mid Cap Value Fund

Health Care Fund

Small Cap Value Fund

Capital Growth Fund

Index Fund

Small Company Growth Fund

Common Stock Fund

International Equity Fund

Small Company Value Fund

Disciplined U.S. Core Fund

International Value Fund

Small/Mid Cap Core Fund

Discovery Fund†

Intrinsic Small Cap Value Fund

Small/Mid Cap Value Fund

Diversified Equity Fund

Intrinsic Value Fund

Social Sustainability Fund†

Diversified International Fund

Intrinsic World Equity Fund

Special Mid Cap Value Fund

Diversified Small Cap Fund

Large Cap Core Fund

Special Small Cap Value Fund

Emerging Growth Fund

Large Cap Growth Fund

Specialized Technology Fund

Emerging Markets Equity Fund

Large Company Value Fund

Strategic Large Cap Growth Fund

Endeavor Select Fund†

Omega Growth Fund

Traditional Small Cap Growth Fund

Enterprise Fund†

Opportunity Fund†

Utility and Telecommunications Fund

Equity Value Fund

Precious Metals Fund

Bond Funds

Adjustable Rate Government Fund

Inflation-Protected Bond Fund

Short-Term Bond Fund

California Limited-Term Tax-Free Fund

Intermediate Tax/AMT-Free Fund

Short-Term High Yield Bond Fund

California Tax-Free Fund

International Bond Fund

Short-Term Municipal Bond Fund

Colorado Tax-Free Fund

Minnesota Tax-Free Fund

Strategic Municipal Bond Fund

Government Securities Fund

Municipal Bond Fund

Total Return Bond Fund

High Income Fund

North Carolina Tax-Free Fund

Ultra Short-Term Income Fund

High Yield Bond Fund

Pennsylvania Tax-Free Fund

Ultra Short-Term Municipal Income Fund

Income Plus Fund

Short Duration Government Bond Fund

Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund

WealthBuilder Equity Portfolio†

Target 2020 Fund†

Conservative Allocation Fund

  WealthBuilder Growth Allocation
Portfolio†

Target 2025 Fund†

Diversified Capital Builder Fund

  WealthBuilder Growth Balanced
Portfolio†

Target 2030 Fund†

Diversified Income Builder Fund

  WealthBuilder Moderate Balanced
Portfolio†

Target 2035 Fund†

Growth Balanced Fund

  WealthBuilder Tactical Equity
Portfolio†

Target 2040 Fund†

Index Asset Allocation Fund

Target Today Fund†

Target 2045 Fund†

Moderate Balanced Fund

Target 2010 Fund†

Target 2050 Fund†

  WealthBuilder Conservative Allocation
Portfolio†

Target 2015 Fund†

Target 2055 Fund†

Money Market Funds

100% Treasury Money Market Fund

Minnesota Money Market Fund

New Jersey Municipal Money Market Fund

California Municipal Money Market Fund

Money Market Fund

New York Municipal Money Market Fund

Cash Investment Money Market Fund

Municipal Cash Management Money Market Fund

Pennsylvania Municipal Money Market Fund

Government Money Market Fund

Municipal Money Market Fund

Prime Investment Money Market Fund

Heritage Money Market Fund†

National Tax-Free Money Market Fund

Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Discovery Fund†

VT Intrinsic Value Fund

VT Small Cap Growth Fund

VT Index Asset Allocation Fund

VT Omega Growth Fund

VT Small Cap Value Fund

VT International Equity Fund

VT Opportunity Fund†

VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.
The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells
Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM,
Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability
FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM,
Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage
WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones
Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo
Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025
FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow
Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells
Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050
FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage
Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells
Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund,
WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio,
Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and
VT Opportunity Fund, respectively.

Not part of
the annual report.

2

Wells Fargo Advantage Growth Fund

Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been
the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Growth Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery
progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period,
fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from
2.8% for 2010.

Many economists viewed the slowdown as a temporary result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the
case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Despite inflation concerns, the Federal Reserve focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for

Letter to Shareholders

Wells Fargo Advantage Growth Fund

3

consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices.
Yet, core inflation remained fairly mild by historical standards, particularly in the absence of healthy wage gains. Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All
things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500
Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.
The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4

Wells Fargo Advantage Growth Fund

Letter to Shareholders

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)

Wells Fargo Advantage Growth Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

FUND INCEPTION

December 31, 1993

12 MONTH TOTAL RETURN AS OF JULY 31, 2011

Class A (Excluding Sales Charges)

37.43%

  Russell 3000®
Growth Index[1]

25.12%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through November 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.30% for Class A. The Fund’s gross and net expense ratios are 1.29% and 1.29%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 3000® Growth Index measures the performance of those Russell
3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth Index or the Russell 2000® Growth Index. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Growth Fund Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Growth Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2011.

■

  Our continued focus on companies with robust, sustainable, and underappreciated growth characteristics drove the majority of the Fund’s outperformance during the period.

■

  Stock selection in the consumer discretionary, health care, consumer staples, and information technology (IT) sectors had the most significant positive impact on relative performance.

Equity returns benefitted from strengthening corporate earnings.

Continued strength in corporate earnings and increased confidence that a double-dip recession would be unlikely provided strong tailwinds for the equity market during the past 12 months. As a consequence, equity returns were generally solid, driven by a high percentage of companies that reported impressive sales and earnings results. However, as we transitioned into 2011, market performance became more uneven as the U.S. and global economies suffered multiple setbacks. In this uncertain environment, asset returns were at times more influenced by risk tolerance than by company fundamentals.

Throughout the period, our team remained diligently focused on delivering outperformance through bottom-up stock selection rather than from any top-down sector or economic biases. Our ability to identify attractive opportunities in companies with sustainable growth drivers led to outperformance, with meaningful contributions from a number of different sectors. For example, our positioning in the IT sector lifted relative performance due partly to our identification of firms well positioned to benefit from growing demand for cloud computing and virtualization technologies. In consumer discretionary, our online-retail holdings have been successful at increasing market share, and our brick-and-mortar retailers have achieved favorable sales and store growth while effectively managing inventory levels.

  SECTOR
DISTRIBUTION[3]   (AS OF JULY 31,
2011)

priceline.com Incorporated and Alexion Pharmaceuticals Incorporated were leading contributors during the period

In terms of individual stocks, priceline.com Incorporated and Alexion Pharmaceuticals Incorporated were our two leading contributors during the period. priceline.com has not only experienced continued growth in the U.S. and Europe—its traditional markets—it has also seen brisk demand for its service and web travel offerings in Asia and South
America. Meanwhile, Alexion Pharmaceuticals has continued to benefit from robust sales of—and possible new indications for—its flagship drug Soliris. Other notable contributors included ULTA Salon Cosmetics & Fragrance
Incorporated, Tractor Supply Company, Green Mountain Coffee Roasters Incorporated, Whole Foods Market Incorporated, Fortinet Incorporated, and Ariba Incorporated.

3.
Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)

Wells Fargo Advantage Growth Fund

7

The largest individual detractors during the period were Vistaprint NV and WebMD Health Corporation. Although both companies expect healthy revenue growth in the period ahead, both tempered their outlook for the future. Vistaprint has decided to reinvest heavily over the next two years in an effort to expand its growth opportunities, while WebMD has seen some slowdown in customer spending amid medical advertisers’ concerns around an uncertain regulatory environment for the internet and social media marketplace.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2011)

Apple Incorporated

6.58%

Praxair Incorporated

2.52%

Alexion Pharmaceuticals Incorporated

2.41%

Whole Foods Market Incorporated

2.41%

CarMax Incorporated

2.36%

Pioneer Natural Resources Company

2.28%

Cognizant Technology Solutions Corporation Class A

2.17%

St. Jude Medical Incorporated

2.13%

priceline.com Incorporated

2.03%

Tractor Supply Company

1.89%

Economic uncertainty may continue to create volatility in the equity markets.

The stock market continues to be influenced by the sluggish pace of the economic recovery and the U.S. federal budget deficit, as well as by global headwinds such as Europe’s sovereign debt crisis and the prospect of slowing growth in emerging markets. While such risks have been hanging over the market for much of the past year, investors in recent months appear to have become increasingly concerned about the lack of resolution to—or even progress on—many of these issues. In the absence of further clarity, particularly on the macroeconomic front, there may be further market volatility in the months ahead.

As always, our focus remains on the
underlying fundamentals of individual companies. More specifically, our objective going forward is to invest in underappreciated companies that can generate robust, sustainable growth in revenues and earnings in a challenging economic environment—even if the broader market falters. In many cases, we find that such companies offer unique products or services or wield other distinct advantages that set them apart from their competitors. In addition, we are continuously adjusting the portfolio as we uncover new data points around company growth rates and as valuations fluctuate. During the past year, we sold some IT and consumer discretionary stocks as they reached what we believed were reasonable valuations in relation to the companies’ future growth prospects. Those decisions were consistent with our strict sell discipline and emphasis on ongoing risk management.

4.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

8

Wells Fargo Advantage Growth Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (SGRAX)

02/24/2000

2.60

29.54

10.57

5.67

8.86

37.43

11.89

6.30

1.29%

1.29%

Class C (WGFCX)

12/26/2002

7.49

35.44

11.06

5.50

8.49

36.44

11.06

5.50

2.04%

2.04%

Administrator Class (SGRKX)

08/30/2002

9.03

37.81

12.26

6.73

1.13%

0.96%

Institutional Class (SGRNX)

02/24/2000

9.13

38.06

12.44

6.92

0.86%

0.80%

Investor Class (SGROX)

12/31/1993

8.84

37.29

11.75

6.23

1.36%

1.36%

Russell 3000 Growth Index

3.28

25.12

5.56

2.60

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class
C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares through June 19, 2008 includes Advisor Class expenses.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through November 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at 1.30% for Class A, 2.05% for Class C, 0.96% for Administrator Class, 0.80% for Institutional Class and 1.37% for Investor Class shares. Without this cap, the Fund’s returns would have been lower.

Fund Expenses

Wells Fargo Advantage Growth Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 02-01-2011

Ending Account Value 07-31-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,088.62

$
6.37

1.23
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.70

$
6.16

1.23
%

Class C

Actual

$
1,000.00

$
1,084.94

$
10.24

1.98
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.98

$
9.89

1.98
%

Administrator Class

Actual

$
1,000.00

$
1,090.33

$
4.98

0.96
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.03

$
4.81

0.96
%

Institutional Class

Actual

$
1,000.00

$
1,091.30

$
4.15

0.80
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.83

$
4.01

0.80
%

Investor Class

Actual

$
1,000.00

$
1,088.42

$
6.68

1.29
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.40

$
6.46

1.29
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Growth Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Common Stocks: 94.98%

Consumer Discretionary: 18.58%

Auto Components: 2.19%

Gentex Corporation

1,864,000

$
52,825,760

Johnson Controls Incorporated

1,810,000

66,879,500

119,705,260

Hotels, Restaurants & Leisure: 1.80%

Life Time Fitness Incorporated†«

2,358,400

98,486,784

Internet & Catalog Retail: 4.01%

Amazon.com Incorporated†

301,000

66,978,520

priceline.com Incorporated†

207,000

111,293,550

Shutterfly Incorporated†

765,000

41,616,000

219,888,070

Multiline Retail: 1.22%

Dollar Tree Incorporated†

1,005,000

66,561,150

Specialty Retail: 9.36%

CarMax Incorporated†«

4,043,300

129,264,301

Dick’s Sporting Goods Incorporated†

1,430,000

52,910,000

Green Mountain Coffee Roasters Incorporated†«

515,000

53,534,250

Hibbett Sports Incorporated†«

1,060,000

41,594,400

Tractor Supply Company

1,568,800

103,415,296

ULTA Salon Cosmetics & Fragrance Incorporated†«

1,510,000

95,175,300

Vitamin Shoppe Incorporated†

845,300

36,821,268

512,714,815

Consumer Staples: 3.13%

Food & Staples Retailing: 3.13%

Fresh Market Incorporated†«

1,120,000

39,793,600

Whole Foods Market Incorporated

1,976,000

131,799,200

171,592,800

Energy: 8.12%

Energy Equipment & Services: 1.61%

Schlumberger Limited

978,000

88,381,860

Oil, Gas & Consumable Fuels: 6.51%

Brigham Exploration Company†

1,139,400

36,232,920

Concho Resources Incorporated†

584,000

54,650,720

Continental Resources Incorporated†«

824,900

56,579,891

Oasis Petroleum Incorporated†«

1,157,900

34,204,366

Pioneer Natural Resources Company

1,343,000

124,885,570

Southwestern Energy Company†«

525,000

23,394,000

Whiting Petroleum Corporation†

448,400

26,276,240

356,223,707

Portfolio of Investments—July 31, 2011

Wells Fargo Advantage Growth Fund

11

Security Name

Shares

Value

Financials: 7.53%

Capital Markets: 3.40%

Financial Engines Incorporated†«

2,224,000

$
52,842,240

LPL Investment Holdings Incorporated†«

1,530,000

50,566,500

TD Ameritrade Holding Corporation

4,525,000

83,079,000

186,487,740

Consumer Finance: 2.61%

American Express Company

925,000

46,287,000

MasterCard Incorporated

318,000

96,433,500

142,720,500

Diversified Financial Services: 1.52%

CME Group Incorporated

287,300

83,084,287

Health Care: 12.12%

Health Care Equipment & Supplies: 4.82%

DexCom Incorporated†

800,300

11,348,254

Intuitive Surgical Incorporated†«

256,000

102,540,800

NxStage Medical Incorporated†«

955,000

17,572,000

St. Jude Medical Incorporated

2,506,000

116,529,000

Volcano Corporation†«

505,000

15,862,050

263,852,104

Health Care Providers & Services: 0.35%

Express Scripts Incorporated†

350,000

18,991,000

Life Sciences Tools & Services: 1.73%

Mettler-Toledo International Incorporated†«

611,000

94,588,910

Pharmaceuticals: 5.22%

Alexion Pharmaceuticals Incorporated†

2,327,800

132,219,040

Allergan Incorporated

652,900

53,087,299

Shire plc ADR«

843,700

87,744,800

Watson Pharmaceuticals Incorporated†«

197,800

13,278,314

286,329,453

Industrials: 6.92%

Aerospace & Defense: 0.71%

United Technologies Corporation«

468,400

38,802,256

Electrical Equipment: 1.38%

Emerson Electric Company

650,000

31,908,500

Polypore International Incorporated†«

640,400

43,547,200

75,455,700

Machinery: 1.38%

Danaher Corporation

709,100

34,823,901

Joy Global Incorporated«

434,000

40,761,280

75,585,181

12

Wells Fargo Advantage Growth Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Road & Rail: 3.45%

Kansas City Southern†

1,671,000

$
99,173,850

Norfolk Southern Corporation

507,200

38,395,040

Union Pacific Corporation

505,200

51,772,896

189,341,786

Information Technology: 32.75%

Communications Equipment: 3.28%

Aruba Networks Incorporated†«

970,100

22,263,795

F5 Networks Incorporated†

715,000

66,838,200

QUALCOMM Incorporated

1,420,000

77,787,600

Riverbed Technology Incorporated†

450,000

12,883,500

179,773,095

Computers & Peripherals: 8.94%

Apple Incorporated†

923,000

360,413,040

EMC Corporation†

3,550,000

92,584,000

NetApp Incorporated†

765,000

36,352,800

489,349,840

Electronic Equipment & Instruments: 0.67%

Agilent Technologies Incorporated†

875,000

36,890,000

Internet Software & Services: 5.11%

Google Incorporated Class A†

159,000

95,986,710

LogMeIn Incorporated†

678,000

24,102,900

LoopNet Incorporated†

1,000,000

18,320,000

Mercadolibre Incorporated«

255,000

20,252,100

Quinstreet Incorporated†«

190,000

2,373,100

Rackspace Hosting Incorporated†«

1,102,500

44,100,000

Vistaprint NV†

1,491,870

39,832,929

WebMD Health Corporation†

992,000

34,968,000

279,935,739

IT Services: 4.57%

Alliance Data Systems Corporation†«

725,000

71,296,500

Cognizant Technology Solutions Corporation Class A†

1,704,000

119,058,480

VeriFone Holdings Incorporated†«

1,525,000

60,039,250

250,394,230

Semiconductors & Semiconductor Equipment: 3.74%

Analog Devices Incorporated

1,130,000

38,872,000

Avago Technologies Limited

599,800

20,171,274

Cavium Incorporated†«

733,800

25,308,762

Maxim Integrated Products Incorporated«

711,000

16,324,560

Microchip Technology Incorporated«

1,973,000

66,588,750

NetLogic Microsystems Incorporated†«

1,000,100

34,553,455

Silicon Laboratories Incorporated†«

90,000

3,186,900

205,005,701

Portfolio of Investments—July 31, 2011

Wells Fargo Advantage Growth Fund

13

Security Name

Shares

Value

Software: 6.44%

Ariba Incorporated†«

348,000

$
11,508,360

Check Point Software Technologies Limited†«

388,700

22,408,555

Citrix Systems Incorporated†

570,000

41,062,800

Fortinet Incorporated†

3,100,000

62,992,000

Informatica Corporation†

365,000

18,662,450

Qlik Technologies Incorporated†

615,000

18,640,650

Realpage Incorporated†

1,580,000

37,999,000

Red Hat Incorporated†

1,437,000

60,468,960

Salesforce.com Incorporated†«

144,000

20,838,240

SuccessFactors Incorporated†«

650,088

17,552,376

Ultimate Software Group Incorporated†«

665,000

36,162,700

Velti plc†

260,000

4,292,600

352,588,691

Materials: 3.97%

Chemicals: 3.97%

Air Products & Chemicals Incorporated

594,300

52,732,239

Mosaic Company«

383,000

27,085,760

Praxair Incorporated

1,329,900

137,830,836

217,648,835

Telecommunication Services: 1.86%

Wireless Telecommunication Services: 1.86%

NII Holdings Incorporated†«

2,404,900

101,847,519

Total Common Stocks (Cost $4,245,838,543)

5,202,227,013

Interest Rate

Maturity Date

Principal

Short-Term Investments: 16.21%

Corporate Bonds and Notes: 0.11%

Gryphon Funding Limited(a)(i)(v)

0.00
%

08/05/2011

$
5,567,990

2,216,617

VFNC Corporation(a)††(i)(v)±

0.19

09/29/2011

6,557,638

3,541,124

5,757,741

Yield

Shares

Investment Companies: 16.10%

Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)

0.02

228,219,666

228,219,666

Wells Fargo Securities Lending Cash Investments, LLC(r)(v)(l)(u)

0.14

653,768,503

653,768,503

881,988,169

Total Short-Term Investments (Cost $884,606,650)

887,745,910

Total Investments in Securities

(Cost $5,130,445,193)*

111.19
%

6,089,972,923

Other Assets and Liabilities, Net

(11.19
)

(612,906,099
)

Total Net Assets

100.00
%

$
5,477,066,824

14

Wells Fargo Advantage Growth Fund

Portfolio of Investments—July 31, 2011

†
Non-income earning security.

«
All or a portion of this security is on loan.

(a)
Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the
Board of Trustees.

††
Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of
1933, as amended.

(i)
Illiquid security for which the designation as illiquid is unaudited.

(l)
Investment in an affiliate.

(u)
Rate shown is the 7-day annualized yield at period end.

(v)
Security represents investment of cash collateral received from securities on loan.

±
Variable rate investments.

(r)
The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*
Cost for federal income tax purposes is $5,150,721,056 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation

$
1,042,723,388

Gross unrealized depreciation

(103,471,521
)

Net unrealized appreciation

$
939,251,867

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—July 31, 2011

Wells Fargo Advantage Growth Fund

15

Assets

Investments

In unaffiliated securities (including securities on loan), at value

$
5,207,984,754

In affiliated securities, at value

881,988,169

Total investments, at value (see cost below)

6,089,972,923

Receivable for investments sold

86,227,918

Receivable for Fund shares sold

88,372,422

Receivable for dividends

713,775

Receivable for securities lending income

60,847

Prepaid expenses and other assets

122,452

Total assets

6,265,470,337

Liabilities

Payable for investments purchased

113,999,410

Payable for Fund shares redeemed

12,629,302

Payable upon receipt of securities loaned

656,386,984

Advisory fee payable

2,877,496

Distribution fees payable

141,866

Due to other related parties

1,205,946

Accrued expenses and other liabilities

1,162,509

Total liabilities

788,403,513

Total net assets

$
5,477,066,824

NET ASSETS CONSIST OF

Paid-in capital

$
4,441,390,076

Accumulated net realized gains on investments

76,149,018

Net unrealized gains on investments

959,527,730

Total net assets

$
5,477,066,824

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]

Net assets – Class A

$
1,204,674,550

Shares outstanding – Class A

33,577,266

Net asset value per share – Class A

$35.88

  Maximum offering price per share – Class
A2

$38.07

Net assets – Class C

$
233,114,037

Shares outstanding – Class C

6,885,446

Net asset value per share – Class C

$33.86

Net assets – Administrator Class

$
1,339,244,848

Shares outstanding – Administrator Class

35,673,435

Net asset value per share – Administrator Class

$37.54

Net assets – Institutional Class

$
992,747,972

Shares outstanding – Institutional Class

25,791,919

Net asset value per share – Institutional Class

$38.49

Net assets – Investor Class

$
1,707,285,417

Shares outstanding – Investor Class

47,653,153

Net asset value per share – Investor Class

$35.83

Total investments, at cost

$
5,130,445,193

Securities on loan, at value

$
641,245,548

1.
The Fund has an unlimited number of authorized shares.

2.
Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16

Wells Fargo Advantage Growth Fund

Statement of Operations—Year Ended July 31, 2011

Investment income

Dividends*

$
14,038,435

Income from affiliated securities

141,339

Securities lending income, net

1,157,103

Total investment income

15,336,877

Expenses

Advisory fee

22,630,774

Administration fees

Fund level

1,712,369

Class A

1,450,075

Class C

237,535

Administrator Class

851,380

Institutional Class

468,801

Investor Class

4,444,664

Shareholder servicing fees

Class A

1,394,087

Class C

228,399

Administrator Class

2,093,382

Investor Class

3,298,258

Distribution fees

Class C

685,197

Custody and accounting fees

165,991

Professional fees

40,848

Registration fees

125,267

Shareholder report expenses

363,544

Trustees’ fees and expenses

10,549

Other fees and expenses

33,841

Total expenses

40,234,961

Less: Fee waivers and/or expense reimbursements

(1,056,521
)

Net expenses

39,178,440

Net investment loss

(23,841,563
)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on investments

100,634,865

Net change in unrealized gains (losses) on investments

773,966,368

Net realized and unrealized gains (losses) on investments

874,601,233

Net increase in net assets resulting from operations

$
850,759,670

* Net of foreign withholding taxes of

$15,399

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Growth Fund	17

	Year Ended July 31, 2011		Year Ended July 31, 2010

Operations
Net investment loss		$(23,841,563)		$(8,177,287)
Net realized gains on investments		100,634,865		137,614,003
Net change in unrealized gains (losses) on investments		773,966,368		166,064,598

Net increase in net assets resulting from operations		850,759,670		295,501,314

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	31,618,568	1,080,012,208	5,162,185	131,882,183
Class C	6,581,626	214,820,537	522,403	12,632,374
Administrator Class	32,395,353	1,154,516,727	8,511,076	226,937,191
Institutional Class	17,002,296	633,070,434	4,163,211	113,941,728
Investor Class	20,341,888	687,118,438	4,913,992	126,018,182

		3,769,538,344		611,411,658

Payment for shares redeemed
Class A	(4,304,058)	(146,726,940)	(1,087,771)	(27,488,193)
Class C	(290,159)	(9,588,300)	(46,378)	(1,111,266)
Administrator Class	(11,938,560)	(435,375,226)	(2,225,580)	(58,611,703)
Institutional Class	(4,385,240)	(158,832,388)	(2,352,443)	(61,389,437)
Investor Class	(8,785,871)	(294,439,261)	(4,206,997)	(105,020,809)

		(1,044,962,115)		(253,621,408)

Net increase in net assets resulting from capital share transactions		2,724,576,229		357,790,250

Total increase in net assets		3,575,335,899		653,291,564

Net assets
Beginning of period		1,901,730,925		1,248,439,361

End of period		$5,477,066,824		$1,901,730,925

Undistributed net investment loss		$0		$0

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2011	2010	2009	2008[1]	2007
Net asset value, beginning of period	$26.10	$21.13	$25.20	$26.36	$20.45
Net investment loss	(0.27)[2]	(0.16)[2]	(0.08)[2]	(0.16)[2]	(0.15)[2]
Net realized and unrealized gains (losses) on investments	10.05	5.13	(3.99)	(1.00)	6.06

Total from investment operations	9.78	4.97	(4.07)	(1.16)	5.91
Net asset value, end of period	$35.88	$26.10	$21.13	$25.20	$26.36
Total return[3]	37.43%	23.52%	(16.15)%	(4.40)%	28.85%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.31%	1.35%	1.35%	1.34%
Net expenses	1.24%	1.30%	1.29%	1.30%	1.30%
Net investment loss	(0.81)%	(0.64)%	(0.44)%	(0.60)%	(0.63)%
Supplemental data
Portfolio turnover rate	54%	72%	88%	122%	117%
Net assets, end of period (000’s omitted)	$1,204,675	$163,485	$46,250	$34,992	$23,142

1.	Effective June 20, 2008, the Advisor Class was renamed Class A.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$24.81	$20.24	$24.30	$25.62	$20.03
Net investment loss	(0.51)[1]	(0.34)[1]	(0.21)[1]	(0.35)[1]	(0.31)[1]
Net realized and unrealized gains (losses) on investments	9.56	4.91	(3.85)	(0.97)	5.90

Total from investment operations	9.05	4.57	(4.06)	(1.32)	5.59
Net asset value, end of period	$33.86	$24.81	$20.24	$24.30	$25.62
Total return[2]	36.44%	22.58%	(16.71)%	(5.15)%	27.86%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.06%	2.07%	2.11%	2.09%
Net expenses	1.99%	2.05%	2.02%	2.05%	2.05%
Net investment loss	(1.57)%	(1.40)%	(1.17)%	(1.36)%	(1.35)%
Supplemental data
Portfolio turnover rate	54%	72%	88%	122%	117%
Net assets, end of period (000’s omitted)	$233,114	$14,737	$2,387	$1,307	$325

1.	Calculated based upon average shares outstanding.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$27.24	$21.98	$26.12	$27.23	$21.06
Net investment loss	(0.18)[1]	(0.08)[1]	(0.01)[1]	(0.07)[1]	(0.07)[1]
Net realized and unrealized gains (losses) on investments	10.48	5.34	(4.13)	(1.04)	6.24

Total from investment operations	10.30	5.26	(4.14)	(1.11)	6.17
Net asset value, end of period	$37.54	$27.24	$21.98	$26.12	$27.23
Total return	37.81%	23.93%	(15.85)%	(4.08)%	29.25%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.13%	1.18%	1.17%	1.16%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.51)%	(0.29)%	(0.07)%	(0.25)%	(0.29)%
Supplemental data
Portfolio turnover rate	54%	72%	88%	122%	117%
Net assets, end of period (000’s omitted)	$1,339,245	$414,489	$196,301	$109,958	$128,523

1.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Growth Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$27.88	$22.46	$26.65	$27.74	$21.42
Net Investment income (loss)	(0.12)[1]	(0.03)[1]	0.01 [1]	(0.03)[1]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	10.73	5.45	(4.20)	(1.06)	6.36

Total from investment operations	10.61	5.42	(4.19)	(1.09)	6.32
Net asset value, end of period	$38.49	$27.88	$22.46	$26.65	$27.74
Total return	38.06%	24.13%	(15.72)%	(3.93)%	29.46%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.86%	0.91%	0.90%	0.89%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.82%
Net investment income (loss)	(0.35)%	(0.12)%	0.07%	(0.10)%	(0.14)%
Supplemental data
Portfolio turnover rate	54%	72%	88%	122%	117%
Net assets, end of period (000’s omitted)	$992,748	$367,360	$255,282	$260,671	$264,648

1.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Investor Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$26.09	$21.14	$25.23	$26.43	$20.55
Net investment loss	(0.28)[1]	(0.17)[1]	(0.10)[1]	(0.20)[1]	(0.19)[1]
Net realized and unrealized gains (losses) on investments	10.02	5.12	(3.99)	(1.00)	6.07

Total from investment operations	9.74	4.95	(4.09)	(1.20)	5.88
Net asset value, end of period	$35.83	$26.09	$21.14	$25.23	$26.43
Total return	37.29%	23.42%	(16.21)%	(4.54)%	28.61%
Ratios to average net assets (annualized)
Gross expenses	1.31%	1.41%	1.46%	1.49%	1.51%
Net expenses	1.31%	1.40%	1.40%	1.44%	1.47%
Net investment loss	(0.85)%	(0.71)%	(0.54)%	(0.73)%	(0.80)%
Supplemental data
Portfolio turnover rate	54%	72%	88%	122%	117%
Net assets, end of period (000’s omitted)	$1,707,285	$941,660	$748,218	$958,160	$1,063,168

1.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Growth Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

24	Wells Fargo Advantage Growth Fund	Notes to Financial Statements

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

Notes to Financial Statements	Wells Fargo Advantage Growth Fund	25

Temporary differences do not require reclassifications. At July 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss	Accumulated Net Realized Gains on Investments	Paid-in Capital
$23,841,563	$(17,098,954)	$(6,742,609)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Advantage Growth Fund	Notes to Financial Statements

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$5,202,227,013	$0	$0	$5,202,227,013

Short-term investments
Corporate bonds and notes	0	0	5,757,741	5,757,741
Investment companies	228,219,666	653,768,503	0	881,988,169
	$5,430,446,679	$653,768,503	$5,757,741	$6,089,972,923

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds and Notes
Balance as of July 31, 2010	$7,242,219
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	1,182,785
Purchases	0
Sales	(2,667,263)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of July 31, 2011	$5,757,741
Change in unrealized gains (losses) relating to securities still held at July 31, 2011	$(131,710)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.66% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual

Notes to Financial Statements	Wells Fargo Advantage Growth Fund	27

fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $343,504 from the sale of Class A shares and $30,000 and $17,157 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $4,341,629,251 and $1,833,149,010, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Capital Gains	Unrealized Gains (Losses)
$96,424,881	$939,251,867

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter

28	Wells Fargo Advantage Growth Fund	Notes to Financial Statements

into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Growth Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Growth Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Growth Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

30	Wells Fargo Advantage Growth Fund	Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

Other Information (Unaudited)	Wells Fargo Advantage Growth Fund	31

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

32	Wells Fargo Advantage Growth Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)	Wells Fargo Advantage Growth Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and Strategic Large Cap Growth Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Growth Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and Strategic Large Cap Growth Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the

34	Wells Fargo Advantage Growth Fund	Other Information (Unaudited)

Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Growth Fund, the Large Cap Growth Fund, the Omega Growth Fund, the Premiere Large Company Growth Fund and the Strategic Large Cap Growth Fund was generally higher than the median performance of the Universe for the periods under review. The Board also noted that the one- and ten-year performance of the Capital Growth Fund and the Endeavor Select Fund was higher than the median performance of the Universe and the three- and five-year performance was lower than the median performance of the Universe, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of each of the Capital Growth Fund and the Endeavor Select Fund relative to the Universe. The Board received a report that showed (i) that the Capital Growth Fund recently outperformed its benchmark and (ii) that the performance of the Endeavor Select Fund was higher than its peer group for the year-to-date results. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to the Fund’s investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group, except for the Institutional Class of the Omega Growth Fund. The Board also noted that the Advisory Agreement Rates for the Investor Class and Class A were not appreciably higher or higher than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rate for the Investor Class and Class A of the Large Cap Growth Fund, the Premiere Large Company Growth Fund and the Strategic Large Cap Growth Fund was in range of the median rate for the Fund’s Expense Group and that for the Investor Class and Class A of the Capital Growth Fund, the Endeavor Select Fund, the Growth Fund and Omega Growth Fund the Net Advisory Rates were not appreciably higher or higher than the median rate of each Fund’s Expense

Other Information (Unaudited)	Wells Fargo Advantage Growth Fund	35

Group. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’ expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

36	Wells Fargo Advantage Growth Fund	Other Information (Unaudited)

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Growth Fund	37

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204787 09-11 A206/AR206 7-11

Wells Fargo Advantage Intrinsic Value Fund

Annual Report

July 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Intrinsic Value Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Intrinsic Value Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Despite inflation concerns, the Federal Reserve focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices. Yet, core inflation remained fairly

Letter to Shareholders	Wells Fargo Advantage Intrinsic Value Fund	3

mild by historical standards, particularly in the absence of healthy wage gains. Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500 Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4	Wells Fargo Advantage Intrinsic Value Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Metropolitan West Capital Management, LLC

PORTFOLIO MANAGERS

Gary Lisenbee

Jeffrey Peck

David Graham

FUND INCEPTION

August 1, 2006

PERFORMANCE SUMMARY

12 MONTH TOTAL RETURN AS OF JULY 31, 2011
Class A (Excluding Sales Charges)	17.88%
Russell 1000® Value Index[1]	16.76%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.17% for Class A. The Fund’s gross and net expense ratios are 1.27% and 1.18%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Value Index measures the performance of those Russell 1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Intrinsic Value Fund Class A shares for the life of the Fund with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Intrinsic Value Fund	5

MANAGER’S DISCUSSION

Fund highlights

■

For the 12-month period that ended July 31, 2011, the Fund performed well on both an absolute and a relative basis. During this period, security selection was the primary source of the Fund’s outperformance relative to its benchmark, the Russell 1000® Value Index.

■

Stock selection in the information technology (IT) and consumer discretionary sectors contributed to the Fund’s outperformance. An underweight to the bottom-performing financials sector also added value, although this contribution was largely offset by poor stock selection in that sector. An underweight to the top-performing energy sector, coupled with weak security selection in that sector, detracted from relative performance. Concurrently, stock selection in health care subtracted from relative return.

■

Amid market volatility, we adhered to our disciplined investment process. We continued to focus on individual companies rather than on broad, top-down economic or sector forecasts. In an attempt to manage risk, we maintained the Fund’s broad diversification by sector, industry, and position.

SECTOR DISTRIBUTION[3] (AS OF JULY 31, 2011)

The Fund outperformed its benchmark in a difficult environment for large-cap companies.

As measured by the Russell U.S. indexes, large-cap companies underperformed their mid-cap and small-cap company counterparts during the period. Fund performance benefited from lower exposure to mega-cap companies relative to the Fund’s benchmark. However, when viewed by style, growth outperformed value stocks across all capitalization ranges, to the detriment of the value-oriented Fund.

Stock selection in the IT and consumer discretionary sectors contributed to the Fund’s outperformance. Within IT, consumer electronics firm Apple Incorporated and systems, software, and service provider International Business Machines added the most value. Luxury designer Polo Ralph Lauren Corporation was the top contributor to performance in the consumer discretionary sector. The Fund’s sizable underweight in energy, which was the result of bottom-up stock selection decisions rather than macroeconomic forecasts, detracted as that sector outperformed the market. Security selection in the energy and health care sectors also subtracted from relative performance, with primary detractors including integrated oil company Hess Corporation and injectable pharmaceutical developer Hospira Incorporated.

Overall, the Fund’s non-U.S. holdings were a drag on performance relative to the Russell 1000 Value Index during the reporting period. Nonetheless, we maintain our global perspective to better understand the companies in which we invest in the context of their worldwide competitors, suppliers, and customers.

3.	Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

6	Wells Fargo Advantage Intrinsic Value Fund	Performance Highlights (Unaudited)

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

As a result of trades, stock price movements, and the annual reconstitution of the Russell indexes on June 30, 2011, the Fund’s positioning relative to its benchmark shifted noticeably during the period. The Fund’s underweight in the energy sector increased significantly due to a divestment of international oil company ConocoPhillips as well as an increase in the benchmark’s weight in this sector. The Fund’s financials underweight lessened with the sale of Japanese bank Mitsubishi UFJ Financial Group Incorporated, and the purchase of custodian bank Northern Trust Corporation, which resulted in a net increase to the Fund’s financials weighting. We also selectively added to some financials positions during the period on weakness. In addition, the benchmark’s weight in the financials sector declined slightly after the reconstitution. As a result of the sale of branded consumer food firm ConAgra Foods Incorporated, and beauty product producer L’Oréal Company, the Fund also reduced its exposure to the consumer staples sector. In all cases, trades were made based on fundamental, bottom-up research rather than top-down sector allocation decisions.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2011)
International Business Machines Corporation	3.60%
EMC Corporation	3.08%
Oracle Corporation	3.08%
Apple Incorporated	2.92%
eBay Incorporated	2.75%
Nordstrom Incorporated	2.71%
Hess Corporation	2.65%
Time Warner Incorporated	2.63%
Northern Trust Corporation	2.60%
Boeing Company	2.57%

Outlook

Media headlines often influence investor attitudes—and thus stock prices—while having little or no impact on the long-term intrinsic value of a company. Consequently, we focus more on the relevant company-specific factors, including a company’s return on capital, free cash-flow generation, and how its cash is deployed. We do, however, recognize that macroeconomic conditions should be considered as part of the investment selection process, which often leads us to the identification of broad portfolio themes.

Our research indicates that the current economic recovery is roughly in line with other recoveries over the past 30 years, and we expect further uneven growth. We believe such an environment will lead to disproportionately strong operating results for those companies that distinguish themselves based upon factors other than the prices of their products or services. Such factors might include product innovation, entrance into new markets, superior business models, or productivity enhancements. Ultimately, we believe that the shape of the economic recovery is less important when viewed over our three- to five-year investment horizon. Over a complete market cycle, investment performance is more dependent on individual company results than on macroeconomic events. We believe the current uneven recovery scenario is well suited to our research-intensive process, which focuses on identifying high-quality companies that trade at a discount to intrinsic value and that we believe possess catalysts to narrow the valuation gap within our investment horizon.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Intrinsic Value Fund	7

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

		Including Sales Charge			Excluding Sales Charge			Expense Ratios[6]
	Inception Date	6 Months*	1 Year	Life of Fund	6 Months*	1 Year	Life of Fund	Gross	Net[7]
Class A (EIVAX)	08/01/2006	(4.25)	11.10	3.09	1.59	17.88	4.32	1.27%	1.18%
Class B (EIVBX)**	08/01/2006	(3.84)	12.03	3.22	1.16	17.03	3.57	2.02%	1.93%
Class C (EIVCX)	08/01/2006	0.16	15.98	3.56	1.16	16.98	3.56	2.02%	1.93%
Administrator Class (EIVDX)	07/30/2010				1.67	18.23	4.49	1.11%	0.96%
Institutional Class (EIVIX)	08/01/2006				1.76	18.32	4.59	0.84%	0.84%
Russell 1000 Value Index					0.14	16.76	0.04

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Intrinsic Value Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.17% for Class A, 1.92% for Class B, 1.92% for Class C, 0.95% for Administrator Class and 0.85% for Institutional Class shares. Without this cap, the Fund’s returns would have been lower.

8	Wells Fargo Advantage Intrinsic Value Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2011	Ending Account Value 07-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,015.90	$5.85	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	$5.86	1.17%
Class B
Actual	$1,000.00	$1,011.57	$9.58	1.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$9.59	1.92%
Class C
Actual	$1,000.00	$1,011.59	$9.58	1.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$9.59	1.92%
Administrator Class
Actual	$1,000.00	$1,016.73	$4.75	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,017.61	$4.05	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.06	0.81%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Intrinsic Value Fund	9

Security Name	Shares	Value

Common Stocks: 96.16%

Consumer Discretionary: 11.57%

Media: 2.63%
Time Warner Incorporated	360,000	$12,657,600

Multiline Retail: 3.96%
JCPenney Company Incorporated«	196,600	6,047,416
Nordstrom Incorporated«	260,000	13,041,600

		19,089,016

Specialty Retail: 2.46%
Home Depot Incorporated	340,000	11,876,200

Textiles, Apparel & Luxury Goods: 2.52%
Polo Ralph Lauren Corporation«	90,000	12,156,300

Consumer Staples: 10.70%

Beverages: 2.26%
Diageo plc«	134,000	10,886,160

Food & Staples Retailing: 1.53%
Safeway Incorporated«	365,000	7,362,050

Food Products: 6.91%
H.J. Heinz Company«	220,000	11,580,800
The Hershey Company	200,000	11,288,000
Unilever NV«	322,000	10,458,560

		33,327,360

Energy: 6.00%

Energy Equipment & Services: 1.88%
Weatherford International Limited†	413,900	9,072,688

Oil, Gas & Consumable Fuels: 4.12%
Hess Corporation	186,100	12,759,016
QEP Resources Incorporated	162,200	7,109,226

		19,868,242

Financials: 17.67%

Capital Markets: 5.07%
Charles Schwab Corporation	798,000	11,914,140
Northern Trust Corporation	279,400	12,546,457

		24,460,597

Commercial Banks: 10.18%
Banco Santander Central Hispano SA ADR«	1,110,000	11,333,100
East West Bancorp Incorporated«	263,900	4,897,984
M&T Bank Corporation«	130,000	11,211,200
SunTrust Banks Incorporated	405,000	9,918,450
Zions Bancorporation«	535,000	11,716,500

		49,077,234

10	Wells Fargo Advantage Intrinsic Value Fund	Portfolio of Investments—July 31, 2011

Security Name	Shares	Value

Diversified Financial Services: 2.42%
JPMorgan Chase & Company	287,900	$11,645,555

Health Care: 9.10%

Health Care Equipment & Supplies: 4.79%
Baxter International Incorporated	186,000	10,819,620
Hospira Incorporated«†	240,000	12,268,800

		23,088,420

Pharmaceuticals: 4.31%
Abbott Laboratories	222,000	11,393,040
Eli Lilly & Company«	245,000	9,383,500

		20,776,540

Industrials: 10.61%

Aerospace & Defense: 5.91%
Boeing Company	175,800	12,388,626
Huntington Ingalls Industries Incorporated†	146,000	4,888,080
Northrop Grumman Corporation	185,000	11,194,350

		28,471,056

Machinery: 4.70%
Deere & Company	150,800	11,839,308
SPX Corporation«	144,000	10,834,560

		22,673,868

Information Technology: 21.71%

Communications Equipment: 2.17%
QUALCOMM Incorporated	191,000	10,462,980

Computers & Peripherals: 6.00%
Apple Incorporated†	36,000	14,057,280
EMC Corporation«†	570,000	14,865,600

		28,922,880

Internet Software & Services: 2.75%
eBay Incorporated†	405,300	13,273,575

IT Services: 3.60%
International Business Machines Corporation	95,430	17,353,946

Semiconductors & Semiconductor Equipment: 1.91%
Texas Instruments Incorporated	310,000	9,222,500

Software: 5.28%
Intuit Incorporated†	227,500	10,624,250
Oracle Corporation	485,000	14,831,300

		25,455,550

Materials: 2.39%

Chemicals: 2.39%
Dow Chemical Company	330,000	11,507,100

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Intrinsic Value Fund	11

Security Name		Shares	Value

Telecommunication Services: 2.53%

Wireless Telecommunication Services: 2.53%
Vodafone Group plc ADR		433,900	$12,192,590

Utilities: 3.88%

Electric Utilities: 2.29%
Nextera Energy Incorporated		200,000	11,050,000

Gas Utilities: 1.59%
Questar Corporation		416,600	7,677,938

Total Common Stocks (Cost $375,493,668)			463,607,945

	Yield

Short-Term Investments: 23.10%

Investment Companies: 23.10%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.02%	17,999,903	17,999,903
Wells Fargo Securities Lending Cash Investments, LLC(r)(v)(l)(u)	0.14	93,353,016	93,353,016

Total Short-Term Investments (Cost $111,352,919)			111,352,919

Total Investments in Securities (Cost $486,846,587)*	119.26%	574,960,864
Other Assets and Liabilities, Net	(19.26)	(92,865,114)

Total Net Assets	100.00%	$482,095,750

«	All or a portion of this security is on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

†	Non-income earning security.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $487,027,102 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$93,223,918
Gross unrealized depreciation	(5,290,156)

Net unrealized appreciation	$87,933,762

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic Value Fund	Statement of Assets and Liabilities—July 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$463,607,945
In affiliated securities, at value	111,352,919

Total investments, at value (see cost below)	574,960,864
Receivable for investments sold	10,337,873
Receivable for Fund shares sold	1,112,655
Receivable for dividends	1,009,088
Receivable for securities lending income	8,191
Prepaid expenses and other assets	50,410

Total assets	587,479,081

Liabilities
Payable for investments purchased	10,032,094
Payable for Fund shares redeemed	1,267,651
Payable upon receipt of securities loaned	93,353,016
Advisory fee payable	256,363
Distribution fees payable	24,585
Due to other related parties	90,974
Accrued expenses and other liabilities	358,648

Total liabilities	105,383,331

Total net assets	$482,095,750

NET ASSETS CONSIST OF
Paid-in capital	$330,233,537
Undistributed net investment income	8,042,357
Accumulated net realized gains on investments	55,705,579
Net unrealized gains on investments	88,114,277

Total net assets	$482,095,750

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$159,178,055
Shares outstanding – Class A	13,845,703
Net asset value per share – Class A	$11.50
Maximum offering price per share – Class A2	$12.20
Net assets – Class B	$7,665,870
Shares outstanding – Class B	674,410
Net asset value per share – Class B	$11.37
Net assets – Class C	$28,229,921
Shares outstanding – Class C	2,487,248
Net asset value per share – Class C	$11.35
Net assets – Administrator Class	$9,692,558
Shares outstanding – Administrator Class	839,363
Net asset value per share – Administrator Class	$11.55
Net assets – Institutional Class	$277,329,346
Shares outstanding – Institutional Class	24,000,478
Net asset value per share – Institutional Class	$11.56

Total investments, at cost	$486,846,587

Securities on loan, at value	$90,580,953

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2011	Wells Fargo Advantage Intrinsic Value Fund	13

Investment income
Dividends*	$21,579,195
Income from affiliated securities	91,622
Securities lending income, net	234,864

Total investment income	21,905,681

Expenses
Advisory fee	6,997,859
Administration fees
Fund level	555,426
Class A	420,817
Class B	23,633
Class C	79,732
Administrator Class	268,146
Institutional Class	512,877
Shareholder servicing fees
Class A	395,192
Class B	22,724
Class C	71,497
Administrator Class	667,014
Distribution fees
Class B	68,173
Class C	229,997
Custody and accounting fees	71,882
Professional fees	52,030
Registration fees	43,470
Shareholder report expenses	224,001
Trustees’ fees and expenses	12,001
Other fees and expenses	30,515

Total expenses	10,746,986
Less: Fee waivers and/or expense reimbursements	(453,582)

Net expenses	10,293,404

Net investment income	11,612,277

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	234,614,091
Net change in unrealized gains (losses) on investments	18,798,707

Net realized and unrealized gains (losses) on investments	253,412,798

Net increase in net assets resulting from operations	$265,025,075

* Net of foreign withholding taxes of	$275,649

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic Value Fund	Statements of Changes in Net Assets

	Year Ended July 31, 2011		Year Ended July 31, 2010[1]

Operations
Net investment income		$11,612,277		$12,841,482
Net realized gains (losses) on investments		234,614,091		(7,295,417)
Net change in unrealized gains (losses) on investments		18,798,707		127,607,809

Net increase in net assets resulting from operations		265,025,075		133,153,874

Distributions to shareholders from
Net investment income
Class A		(1,412,791)		(525,147)
Class B		(4,240)		0
Class C		(57,276)		0
Administrator Class		(4,447,278)		0 [2]
Institutional Class		(9,157,759)		(7,617,772)

Total distributions to shareholders		(15,079,344)		(8,142,919)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	4,196,329	45,841,771	7,059,909	68,236,016
Class B	34,726	374,026	48,765	463,128
Class C	650,652	7,003,299	854,557	8,077,506
Administrator Class	47,209,092	462,799,715	1,013 [2]	10,000 [2]
Institutional Class	23,272,496	247,394,935	92,722,375	859,963,282

		763,413,746		936,749,932

Reinvestment of distributions
Class A	110,602	1,208,879	45,196	417,607
Class B	362	3,926	0	0
Class C	4,483	48,590	0	0
Administrator Class	402,094	4,406,952	0 [2]	0 [2]
Institutional Class	700,649	7,679,116	722,959	6,687,368

		13,347,463		7,104,975

Payment for shares redeemed
Class A	(5,498,609)	(61,172,846)	(2,723,217)	(25,589,377)
Class B	(307,645)	(3,443,351)	(293,976)	(2,717,172)
Class C	(938,856)	(10,500,544)	(512,214)	(4,807,399)
Administrator Class	(46,772,836)	(540,610,675)	0 [2]	0 [2]
Institutional Class	(112,371,263)	(1,222,497,717)	(21,942,543)	(211,024,272)

		(1,838,225,133)		(244,138,220)

Net increase (decrease) in net assets resulting from capital share transactions		(1,061,463,924)		699,716,687

Total increase (decrease) in net assets		(811,518,193)		824,727,642

Net assets
Beginning of period		1,293,613,943		468,886,301

End of period		$482,095,750		$1,293,613,943

Undistributed net investment income		$8,042,357		$11,509,424

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Intrinsic Value Fund.

2.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Intrinsic Value Fund	15

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2011	2010[1]	2009[1]	2008[1]	2007[1,2]
Net asset value, beginning of period	$9.84	$8.48	$10.19	$11.53	$10.00
Net investment income	0.10	0.10 [3]	0.10	0.09	0.07
Net realized and unrealized gains (losses) on investments	1.65	1.31	(1.71)	(0.96)	1.49

Total from investment operations	1.75	1.41	(1.61)	(0.87)	1.56
Distributions to shareholders from
Net investment income	(0.09)	(0.05)	(0.04)	(0.05)	(0.03)
Net realized gains	0.00	0.00	(0.06)	(0.42)	0.00

Total distributions to shareholders	(0.09)	(0.05)	(0.10)	(0.47)	(0.03)
Net asset value, end of period	$11.50	$9.84	$8.48	$10.19	$11.53
Total return[4]	17.88%	16.67%	(15.62)%	(7.89)%	15.58%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.17%	1.15%	1.12%	1.33%
Net expenses	1.17%	1.11%	1.14%	1.11%	1.21%
Net investment income	0.81%	1.05%	1.62%	0.96%	1.14%
Supplemental data
Portfolio turnover rate	25%	23%	23%	26%	91%
Net assets, end of period (000’s omitted)	$159,178	$147,957	$90,382	$88,456	$81,087

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Intrinsic Value Fund.

2.	For the period from August 1, 2006 (commencement of class operations) to July 31, 2007.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class B	2011	2010[1]	2009[1]	2008[1]	2007[1,2]
Net asset value, beginning of period	$9.72	$8.40	$10.11	$11.48	$10.00
Net investment income	0.01 [3]	0.03 [3]	0.07 [3]	0.02	0.02
Net realized and unrealized gains (losses) on investments	1.64	1.29	(1.72)	(0.97)	1.47

Total from investment operations	1.65	1.32	(1.65)	(0.95)	1.49
Distributions to shareholders from
Net investment income	(0.00)[4]	0.00	0.00	0.00	(0.01)
Net realized gains	0.00	0.00	(0.06)	(0.42)	0.00

Total distributions to shareholders	(0.00)[4]	0.00	(0.06)	(0.42)	(0.01)
Net asset value, end of period	$11.37	$9.72	$8.40	$10.11	$11.48
Total return[5]	17.03%	15.71%	(16.22)%	(8.58)%	14.89%
Ratios to average net assets (annualized)
Gross expenses	1.99%	1.93%	1.91%	1.91%	2.09%
Net expenses	1.91%	1.88%	1.90%	1.90%	1.97%
Net investment income	0.07%	0.30%	0.84%	0.15%	0.44%
Supplemental data
Portfolio turnover rate	25%	23%	23%	26%	91%
Net assets, end of period (000’s omitted)	$7,666	$9,206	$10,014	$18,248	$24,084

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Intrinsic Value Fund.

2.	For the period from August 1, 2006 (commencement of class operations) to July 31, 2007.

3.	Calculated based upon average shares outstanding.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Intrinsic Value Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2011	2010[1]	2009[1]	2008[1]	2007[1,2]
Net asset value, beginning of period	$9.72	$8.40	$10.11	$11.48	$10.00
Net investment income	0.02	0.03 [3]	0.06 [3]	0.01	0.02
Net realized and unrealized gains (losses) on investments	1.63	1.29	(1.71)	(0.96)	1.47

Total from investment operations	1.65	1.32	(1.65)	(0.95)	1.49
Distributions to shareholders from
Net investment income	(0.02)	0.00	0.00	0.00	(0.01)
Net realized gains	0.00	0.00	(0.06)	(0.42)	0.00

Total distributions to shareholders	(0.02)	0.00	(0.06)	(0.42)	(0.01)
Net asset value, end of period	$11.35	$9.72	$8.40	$10.11	$11.48
Total return[4]	16.98%	15.71%	(16.22)%	(8.58)%	14.90%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.94%	1.92%	1.91%	2.10%
Net expenses	1.92%	1.88%	1.91%	1.90%	1.98%
Net investment income	0.07%	0.29%	0.84%	0.18%	0.31%
Supplemental data
Portfolio turnover rate	25%	23%	23%	26%	91%
Net assets, end of period (000’s omitted)	$28,230	$26,934	$20,396	$22,369	$19,640

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Intrinsic Value Fund.

2.	For the period from August 1, 2006 (commencement of class operations) to July 31, 2007.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$9.87	$9.87
Net investment income	0.11 [2]	0.00
Net realized and unrealized gains (losses) on investments	1.68	0.00

Total from investment operations	1.79	0.00
Distributions to shareholders from
Net investment income	(0.11)	0.00
Net asset value, end of period	$11.55	$9.87
Total return[3]	18.23%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.06%	0.00%
Net expenses	0.95%	0.00%
Net investment income	1.04%	0.00%
Supplemental data
Portfolio turnover rate	25%	23%
Net assets, end of period (000’s omitted)	$9,693	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Intrinsic Value Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2011	2010[1]	2009[1]	2008[1]	2007[1,2]
Net asset value, beginning of period	$9.87	$8.51	$10.22	$11.55	$10.00
Net investment income	0.13 [3]	0.12 [3]	0.12	0.14 [3]	0.10
Net realized and unrealized gains (losses) on investments	1.67	1.32	(1.72)	(0.98)	1.48

Total from investment operations	1.80	1.44	(1.60)	(0.84)	1.58
Distributions to shareholders from
Net investment income	(0.11)	(0.08)	(0.05)	(0.07)	(0.03)
Net realized gains	0.00	0.00	(0.06)	(0.42)	0.00

Total distributions to shareholders	(0.11)	(0.08)	(0.11)	(0.49)	(0.03)
Net asset value, end of period	$11.56	$9.87	$8.51	$10.22	$11.55
Total return[4]	18.32%	16.93%	(15.44)%	(7.66)%	15.84%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.94%	0.92%	0.89%	1.11%
Net expenses	0.79%	0.88%	0.91%	0.88%	0.99%
Net investment income	1.16%	1.27%	1.86%	1.25%	1.18%
Supplemental data
Portfolio turnover rate	25%	23%	23%	26%	91%
Net assets, end of period (000’s omitted)	$277,329	$1,109,507	$348,093	$299,456	$61,469

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Intrinsic Value Fund.

2.	For the period from August 1, 2006 (commencement of class operations) to July 31, 2007.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intrinsic Value Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Notes to Financial Statements	Wells Fargo Advantage Intrinsic Value Fund	21

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2011 as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated Net Realized Gains on Investments	Paid-in Capital
$(125,761,199)	$125,761,199

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any

22	Wells Fargo Advantage Intrinsic Value Fund	Notes to Financial Statements

losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$463,607,945	$0	$0	$463,607,945
Short-term investments
Investment companies	17,999,903	93,353,016	0	111,352,919
	$481,607,848	$93,353,016	$0	$574,960,864

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Notes to Financial Statements	Wells Fargo Advantage Intrinsic Value Fund	23

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Metropolitan West Capital Management, LLC (“MWCM”) is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. Prior to April 1, 2011, MWCM was entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increased.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $16,030 from the sale of Class A shares and $10,413 and $1,506 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $255,123,588 and $1,292,925,563, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on

24	Wells Fargo Advantage Intrinsic Value Fund	Notes to Financial Statements

that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 were as follows:

	Year ended July 31,
	2011	2010
Ordinary Income	$15,079,344	$8,142,919

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains
$8,051,588	$55,886,092	$87,933,762

8. REDEMPTION IN-KIND

After the close of business on March 28, 2011, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $427,928,397 and cash in the amount of $23,965,784. The Fund recognized gains in the amount of $127,937,466 which are reflected on the Statement of Operations. The redemption in-kind represented 44.44% of the Fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Intrinsic Value Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic Value Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

26	Wells Fargo Advantage Intrinsic Value Fund	Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $15,079,344 of income dividends paid during the fiscal year ended July 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $27,638 has been designated as interest-related dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

Other Information (Unaudited)	Wells Fargo Advantage Intrinsic Value Fund	27

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

28	Wells Fargo Advantage Intrinsic Value Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)	Wells Fargo Advantage Intrinsic Value Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and Large Company Value Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Intrinsic Value Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and Large Company Value Fund (collectively, the “Funds”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund and Disciplined Value Fund; (iii) an investment sub-advisory agreement with Metropolitan West Capital Management, LLC (“Met West”) for the Intrinsic Value Fund; (iv) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Large Cap Core Fund; and (v) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management, Met West, Golden and Phocas (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

30	Wells Fargo Advantage Intrinsic Value Fund	Other Information (Unaudited)

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and the respective Sub-Adviser.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Core Equity Fund and the Intrinsic Value Fund was higher than the median performance of the Universe for all periods under review. The Board also noted that the longer-term performance of the Disciplined U.S. Core Fund was higher than or in range of the median performance of the Universe and the more recent performance was lower than the median performance of the Universe. The Board noted that the Large Company Value Fund’s performance was higher than the median performance of the Universe for the three- and five-year periods and lower than the median performance of the Universe for the one- and ten-year periods. The Board also noted that the performance of each of the Classic Value Fund, the Disciplined Value Fund and the Large Cap Core Fund was in range of or lower than the median performance of the Universe for all periods under review.

The Board noted that the performance of each of the Funds, except the Disciplined U.S. Core Fund and the Large Company Value Fund, warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Funds relative to the Universe. The Board received a report that showed that (i) the Classic Value Fund, Core Equity Fund and Large Cap Core Fund outperformed their benchmarks in the fourth quarter of 2010; (ii) the Classic Value Fund, Core Equity Fund and the Intrinsic Value Fund had experienced a change in their respective investment management team within the last year and (iii) the investment performance of the Disciplined Value Fund and the Intrinsic Value Fund was being appropriately monitored. The Board was satisfied that Funds Management and the Sub-Advisers were taking appropriate actions with respect to each Fund’s investment performance and requested continued reports on the performance of each of the Funds.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

Other Information (Unaudited)	Wells Fargo Advantage Intrinsic Value Fund	31

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group. The Board also noted that the Advisory Agreement Rates for the Investor Class and Class A of the Classic Value Fund, Core Equity Fund, the Intrinsic Value Fund, the Large Cap Core and the Large Company Value Fund were higher than the median rate of each Fund’s Expense Group. The Board further noted that the Advisory Agreement Rates for the Investor Class and Class A of the Disciplined U.S. Core Fund and Disciplined Value Fund were in range of or not appreciably higher than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Funds were in range of, not appreciably higher or lower than the median rates of each Fund’s respective Expense Group, except for the Classic Value Fund (Class A) and Core Equity Fund (Class A). The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’ expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, Met West and Golden, because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to Phocas, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Phocas had been negotiated by Funds Management on an arm’s-length basis and that their profitability from their relationship with the Large Company Value Fund was not a material factor in determining whether to renew the agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

32	Wells Fargo Advantage Intrinsic Value Fund	Other Information (Unaudited)

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management’s and each Sub-Adviser’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and each Sub-Adviser annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Intrinsic Value Fund	33

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204788 09-11 A207/AR207 7-11

Wells Fargo Advantage Large Cap Core Fund

Annual Report

July 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Large Cap Core Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Large Cap Core Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Despite inflation concerns, the Federal Reserve focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices. Yet, core inflation remained fairly

Letter to Shareholders	Wells Fargo Advantage Large Cap Core Fund	3

mild by historical standards, particularly in the absence of healthy wage gains. Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500 Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4	Wells Fargo Advantage Large Cap Core Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Golden Capital Management, LLC

PORTFOLIO MANAGER

Jeff C. Moser, CFA

FUND INCEPTION

December 17, 2007

12 MONTH TOTAL RETURN AS OF JULY 31, 2011
Class A (Excluding Sales Charges)	19.16%
S&P 500 Index[1]	19.65%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.14% for Class A. The Fund’s gross and net expense ratios are 2.19% and 1.15%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Large Cap Core Fund Class A shares for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	5

MANAGER’S DISCUSSION

Fund highlights

■

For the 12-month period that ended July 31, 2011, the Fund underperformed its benchmark, delivering a solid absolute return. Stocks and the economy continued to recover after declines in 2008 and 2009.

■

The Fund’s best-performing sectors relative to the benchmark were financials and materials. Of the Fund’s financials sector holdings, Ameriprise Financial Incorporated, and ACE Limited were strong performers. An underweight to the sector, which had the lowest return in the benchmark over the period, was also beneficial. The top performers in the materials sector were chemical companies International Flavors & Fragrances Incorporated and Rockwood Holdings Incorporated.

■

Relative to the benchmark, the Fund’s weakest-performing sectors were health care and consumer discretionary. The largest detractors in health care were Amgen Incorporated and Agilent Technologies Incorporated. In consumer discretionary, a pull back in shares of Ford Motor Company and a lack of exposure to internet and catalog retail, the best-performing industry within the sector, contributed to weaker relative performance.

SECTOR DISTRIBUTION[3] (AS OF JULY 31, 2011)

The period was defined by slow, steady economic growth.

Unfortunately for the many unemployed Americans, the rebound in the economy has not been strong enough to generate significant employment growth. However, economic growth has been sufficient for impressive growth in corporate profits. Many companies reacted to the economic downturn of 2008 and 2009 by reducing staff and cutting expenses, resulting in greater expansion of profit margins as sales increased. These conditions are generally beneficial to the Fund considering its investment process emphasizes relative improvements in sales and earnings.

The benchmark posted a solid return during the period, led by stocks with lower market capitalizations. Over the course of the period, we took efforts to incrementally increase the Fund’s exposure to companies with lower market capitalizations. However, the Fund’s median market capitalization was generally higher than that of the benchmark, and that larger-capitalization exposure modestly detracted from performance.

Energy was the top-performing sector within the benchmark for the period as crude oil prices rose due to global economic growth and geopolitical tensions. Within the sector, the Fund benefited from strong returns from Halliburton Company, Chevron Corporation and Exxon Mobil Corporation.

The Fund benefited from its relative underweight to the financials sector during the period, as it was the worst-performing sector within the index. Concerns about the still-weak real estate market and consumer and sovereign debt issues weighed on banks and other financials companies. In addition, the weak job market probably affected the financials sector more than others because high levels of unemployment have negative consequences for traditional lending, deposit and investment businesses. The Fund seeks out companies that we believe are high quality and have growing earnings. The list of financials companies demonstrating those qualities was relatively short, which explains why the Fund was underweight the sector.

3.	Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

6	Wells Fargo Advantage Large Cap Core Fund	Performance Highlights (Unaudited)

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2011)
IAC/InterActive Corporation	2.71%
Ross Stores Incorporated	2.65%
Rockwood Holdings Incorporated	2.57%
Apple Incorporated	2.45%
Chevron Incorporated	2.42%
International Business Machines Corporation	2.33%
Halliburton Company	2.33%
ConocoPhillips	2.30%
CBS Corporation Class B	2.24%
Exxon Mobil Corporation	2.18%

Two items investors are keenly focused on are job growth and debt burdens.

The current slow pace of job growth will limit gross domestic product growth because consumer spending makes up about two-thirds of the U.S. economy. Nonperforming consumer debts, continued tightness in consumer lending, and political fighting over how to address sovereign debt will also work to restrain economic growth. On a more positive note, corporate earnings have increased over the past several quarters. The tone of corporate managers and their forward-looking guidance will be critical to investor sentiment going forward. We believe that most companies will strike a cautious tone, which may contribute to volatility and market weakness in the short run. However, we believe reasonable equity valuations, improved clarity on the fiscal environment, continued monetary stimulus through the Federal Reserve’s near zero-interest-rate policy, and a lowered bar for corporate earnings expectations may set the stage for an improved equity market environment in the later part of 2011 and early 2012.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	7

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

		Including Sales Charge			Excluding Sales Charge			Expense Ratios[6]
	Inception Date	6 Months*	1 Year	Life of Fund	6 Months*	1 Year	Life of Fund	Gross	Net[7]
Class A (EGOAX)	12/17/2007	(5.10)	12.30	(4.43)	0.69	19.16	(2.85)	2.19%	1.15%
Class C (EGOCX)	12/17/2007	(0.77)	17.18	(3.54)	0.23	18.18	(3.54)	2.94%	1.90%
Administrator Class (WFLLX)	07/16/2010				0.80	19.44	(2.74)	2.03%	0.91%
Institutional Class (EGOIX)	12/17/2007				0.80	19.65	(2.53)	1.76%	0.67%
Investor Class (WFLNX)	07/16/2010				0.69	18.97	(3.07)	2.26%	1.22%
S&P 500 Index					1.46	19.65	(0.90)

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Administrator Class and Investor Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect higher expenses applicable to the Administrator Class and Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Golden Large Cap Core Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.14% for Class A, 1.89% for Class C, 0.90% for Administrator Class, 0.66% for Institutional Class, and 1.21% for Investor Class shares. Without this cap, the Fund’s returns would have been lower.

8	Wells Fargo Advantage Large Cap Core Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2011	Ending Account Value 07-31-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,006.90	$5.67	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71	1.14%
Class C
Actual	$1,000.00	$1,002.30	$9.38	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	$9.44	1.89%
Administrator Class
Actual	$1,000.00	$1,008.05	$4.18	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21	0.84%
Institutional Class
Actual	$1,000.00	$1,008.05	$3.29	0.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31	0.66%
Investor Class
Actual	$1,000.00	$1,006.90	$6.02	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06	1.21%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Large Cap Core Fund	9

Security Name	Shares	Value

Common Stocks: 98.32%

Consumer Discretionary: 12.15%

Automobiles: 1.63%
Ford Motor Company†	226,305	$2,763,184

Media: 4.28%
CBS Corporation Class B	138,465	3,789,787
Comcast Corporation Class A	143,670	3,450,953

		7,240,740

Specialty Retail: 6.24%
Gap Incorporated«	137,775	2,657,680
Home Depot Incorporated	97,610	3,409,517
Ross Stores Incorporated	59,215	4,486,721

		10,553,918

Consumer Staples: 5.43%

Food & Staples Retailing: 3.76%
CVS Caremark Corporation	95,005	3,453,432
Wal-Mart Stores Incorporated	55,060	2,902,213

		6,355,645

Food Products: 1.67%
Tyson Foods Incorporated Class A	161,435	2,834,799

Energy: 13.25%

Energy Equipment & Services: 4.35%
Halliburton Company	71,900	3,935,087
National Oilwell Varco Incorporated	42,355	3,412,542

		7,347,629

Oil, Gas & Consumable Fuels: 8.90%
Chevron Corporation	39,345	4,092,667
ConocoPhillips	54,035	3,889,980
Exxon Mobil Corporation	46,165	3,683,505
Occidental Petroleum Corporation	34,580	3,395,064

		15,061,216

Financials: 11.05%

Capital Markets: 5.29%
Ameriprise Financial Incorporated	62,760	3,395,316
Raymond James Financial Incorporated	86,350	2,742,476
T. Rowe Price Group Incorporated	49,475	2,810,180

		8,947,972

Diversified Financial Services: 1.76%
JPMorgan Chase & Company	73,515	2,973,682

Insurance: 4.00%
ACE Limited	52,720	3,531,186

10	Wells Fargo Advantage Large Cap Core Fund	Portfolio of Investments—July 31, 2011

Security Name	Shares	Value

Insurance (continued)
MetLife Incorporated	78,810	$3,247,760

		6,778,946

Health Care: 14.88%

Biotechnology: 1.67%
Amgen Incorporated	51,680	2,826,896

Health Care Equipment & Supplies: 1.84%
Hologic Incorporated†	167,310	3,106,947

Health Care Providers & Services: 5.86%
Cardinal Health Incorporated	78,335	3,427,940
McKesson Corporation	39,735	3,223,303
UnitedHealth Group Incorporated	65,855	3,268,384

		9,919,627

Pharmaceuticals: 5.51%
Bristol-Myers Squibb Company	106,275	3,045,842
Forest Laboratories Incorporated†	90,245	3,344,480
Johnson & Johnson	45,160	2,925,916

		9,316,238

Industrials: 13.83%

Aerospace & Defense: 2.02%
United Technologies Corporation	41,205	3,413,422

Industrial Conglomerates: 5.75%
3M Company	34,295	2,988,466
General Electric Company	190,835	3,417,855
Tyco International Limited	75,100	3,326,179

		9,732,500

Machinery: 4.01%
Danaher Corporation	69,510	3,413,636
Wabco Holdings Incorporated†	53,485	3,372,229

		6,785,865

Road & Rail: 2.05%
Union Pacific Corporation	33,760	3,459,725

Information Technology: 23.23%

Communications Equipment: 1.18%
Cisco Systems Incorporated	124,435	1,987,227

Computers & Peripherals: 3.72%
Apple Incorporated†	10,635	4,152,755
Hewlett-Packard Company	61,065	2,147,045

		6,299,800

Electronic Equipment & Instruments: 1.74%
Agilent Technologies Incorporated†	69,780	2,941,925

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Large Cap Core Fund	11

Security Name			Shares	Value

Internet Software & Services: 2.71%
IAC/InterActive Corporation†«			110,735	$4,583,322

IT Services: 2.33%
International Business Machines Corporation			21,700	3,946,145

Semiconductors & Semiconductor Equipment: 5.53%
Atmel Corporation†			236,715	2,864,252
Intel Corporation			137,220	3,064,123
Texas Instruments Incorporated			115,370	3,432,258

				9,360,633

Software: 6.02%
Microsoft Corporation			112,165	3,073,321
Oracle Corporation			119,580	3,656,756
Symantec Corporation†			180,690	3,443,951

				10,174,028

Materials: 2.57%

Chemicals: 2.57%
Rockwood Holdings Incorporated†			71,940	4,350,212

Telecommunication Services: 1.93%

Diversified Telecommunication Services: 1.93%
Verizon Communications Incorporated			92,575	3,266,969

Total Common Stocks (Cost $141,414,279)				166,329,212

	Interest Rate	Maturity Date	Principal

Short-Term Investments: 5.48%

Corporate Bonds and Notes: 0.71%
Gryphon Funding Limited(i)(a)(i)(v)	0.00%	08/05/2011	$1,158,702	461,279
VFNC Corporation(i)(a)††(i)(v)±	0.19	09/29/2011	1,364,648	736,910

				1,198,189

	Yield		Shares

Investment Companies: 4.77%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.02		2,262,703	2,262,703
Wells Fargo Securities Lending Cash Investments, LLC(r)(v)(l)(u)	0.14		5,799,918	5,799,918

				8,062,621

Total Short-Term Investments (Cost $8,607,528)				9,260,810

Total Investments in Securities
(Cost $150,021,807)*	103.80%	175,590,022
Other Assets and Liabilities, Net	(3.80)	(6,423,703)

Total Net Assets	100.00%	$169,166,319

12	Wells Fargo Advantage Large Cap Core Fund	Portfolio of Investments—July 31, 2011

(i)	Illiquid security for which the designation as illiquid is unaudited.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

†	Non-income earning security.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

±	Variable rate investments.

*	Cost for federal income tax purposes is $150,491,833 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$29,256,576
Gross unrealized depreciation	(4,158,387)

Net unrealized appreciation	$25,098,189

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—July 31, 2011	Wells Fargo Advantage Large Cap Core Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$167,527,401
In affiliated securities, at value	8,062,621

Total investments, at value (see cost below)	175,590,022
Receivable for Fund shares sold	11,289
Receivable for dividends	186,038
Receivable for securities lending income	312
Prepaid expenses and other assets	37,159

Total assets	175,824,820

Liabilities
Payable for Fund shares redeemed	152,653
Payable upon receipt of securities loaned	6,344,825
Advisory fee payable	61,250
Distribution fees payable	1,193
Due to other related parties	32,200
Accrued expenses and other liabilities	66,380

Total liabilities	6,658,501

Total net assets	$169,166,319

NET ASSETS CONSIST OF
Paid-in capital	$221,510,376
Undistributed net investment income	430,323
Accumulated net realized losses on investments	(78,342,595)
Net unrealized gains on investments	25,568,215

Total net assets	$169,166,319

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$7,495,472
Shares outstanding – Class A	856,922
Net asset value per share – Class A	$8.75
Maximum offering price per share – Class A2	$9.28
Net assets – Class C	$1,749,824
Shares outstanding – Class C	200,879
Net asset value per share – Class C	$8.71
Net assets – Administrator Class	$477,327
Shares outstanding – Administrator Class	54,416
Net asset value per share – Administrator Class	$8.77
Net assets – Institutional Class	$477,596
Shares outstanding – Institutional Class	54,437
Net asset value per share – Institutional Class	$8.77
Net assets – Investor Class	$158,966,100
Shares outstanding – Investor Class	18,174,630
Net asset value per share – Investor Class	$8.75

Total investments, at cost	$150,021,807

Securities on loan, at value	$6,085,141

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Cap Core Fund	Statement of Operations—Year Ended July 31, 2011

Investment income
Dividends*	$3,001,278
Income from affiliated securities	3,145
Securities lending income, net	6,100

Total investment income	3,010,523

Expenses
Advisory fee	1,121,986
Administration fees
Fund level	86,307
Class A	21,470
Class C	4,573
Administrator Class	333
Institutional Class	788
Investor Class	532,219
Shareholder servicing fees
Class A	20,645
Class C	4,397
Administrator Class	604
Investor Class	399,404
Distribution fees
Class C	13,191
Custody and accounting fees	17,786
Professional fees	49,575
Registration fees	57,028
Shareholder report expenses	20,541
Trustees’ fees and expenses	12,001
Other fees and expenses	1,602

Total expenses	2,364,450
Less: Fee waivers and/or expense reimbursements	(276,280)

Net expenses	2,088,170

Net investment income	922,353

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	14,284,176
Net change in unrealized gains (losses) on investments	14,508,213

Net realized and unrealized gains (losses) on investments	28,792,389

Net increase in net assets resulting from operations	$29,714,742

* Net of foreign withholding taxes of	$103

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Large Cap Core Fund	15

	Year Ended July 31, 2011		Year Ended July 31, 2010[1]

Operations
Net investment income		$922,353			$101,931
Net realized gains on investments		14,284,176			54,246
Net change in unrealized gains (losses) on investments		14,508,213			3,956,605

Net increase in net assets resulting from operations		29,714,742			4,112,782

Distributions to shareholders from
Net investment income
Class A		(30,356)			(9,940)
Class B		NA			(1,587)[2]
Class C		0			(3,291)
Administrator Class		(2,374)			0 [3]
Institutional Class		(4,157)			(52,972)
Investor Class		(555,179)			0 [3]

Total distributions to shareholders		(592,066)			(67,790)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	120,209	1,004,920	61,461		287,741
Class B	NA	NA	3,057	[2]	23,287 [2]
Class C	26,271	233,035	8,986		135,104
Administrator Class	68,492	571,173	0	[3]	0 [3]
Institutional Class	5,841	45,793	4,686		33,965
Investor Class	741,068	6,300,740	8,117	[3]	60,497 [3]

		8,155,661			540,594

Reinvestment of distributions
Class A	3,553	29,813	454		3,389
Class B	NA	NA	14	[2]	107 [2]
Class C	0	0	231		1,737
Administrator Class	118	994	0	[3]	0 [3]
Institutional Class	487	4,082	802		6,002
Investor Class	63,752	534,879	0	[3]	0 [3]

		569,768			11,235

Payment for shares redeemed
Class A	(419,887)	(3,475,235)	(34,995)		(261,614)
Class B	NA	NA	(57,834)[2]		(419,335)[2]
Class C	(89,604)	(714,295)	(36,761)		(268,482)
Administrator Class	(19,881)	(171,931)	0	[3]	0 [3]
Institutional Class	(376,395)	(2,908,594)	(21,148)		(160,584)
Investor Class	(2,988,793)	(25,190,566)	(102,995)[3]		(758,691)[3]

		(32,460,621)			(1,868,706)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Cap Core Fund	Statements of Changes in Net Assets

	Year Ended July 31, 2011		Year Ended July 31, 2010[1]

	Shares		Shares

Capital share transactions (continued)
Net asset value of shares issued in acquisitions
Class A	0	$0	994,781	$7,182,223
Class C	0	0	141,410	1,021,219
Administrator Class	0	0	5,687	41,090
Institutional Class	0	0	37,292	269,427
Investor Class	0	0	20,453,481	147,770,238

		0		156,284,197

Net increase (decrease) in net assets resulting from capital share transactions		(23,735,192)		154,967,320

Total increase in net assets		5,387,484		159,012,312

Net assets
Beginning of period		163,778,835		4,766,523

End of period		$169,166,319		$163,778,835

Undistributed net investment income		$430,323		$64,935

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Golden Large Cap Core Fund.

2.	Class B shares of Evergreen Golden Large Cap Core Fund became Class A shares on July 16, 2010.

3.	Class commenced operations on July 16, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Cap Core Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2011	2010[1]	2009[1]	2008[1],[2]
Net asset value, beginning of period	$7.37	$6.96	$8.77	$10.00
Net investment income	0.05	0.06	0.08	0.03
Net realized and unrealized gains (losses) on investments	1.36	0.46	(1.82)	(1.26)

Total from investment operations	1.41	0.52	(1.74)	(1.23)
Distributions to shareholders from net investment income	(0.03)	(0.11)	(0.07)	0.00
Net asset value, end of period	$8.75	$7.37	$6.96	$8.77
Total return[3]	19.16%	7.43%	(19.78)%	(12.30)%
Ratios to average net assets (annualized)
Gross expenses	1.30%	2.55%	4.10%	5.03%
Net expenses	1.14%	1.15%	1.15%	1.15%
Net investment income	0.61%	0.91%	1.22%	0.69%
Supplemental data
Portfolio turnover rate	43%	18%	45%	23%
Net assets, end of period (000’s omitted)	$7,495	$8,501	$533	$604

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Golden Large Cap Core Fund.

2.	For the period from December 17, 2007 (commencement of class operations) to July 31, 2008.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Cap Core Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2011	2010[1]	2009[1]	2008[1],[2]
Net asset value, beginning of period	$7.37	$6.94	$8.75	$10.00
Net investment income (loss)	(0.01)	0.01	0.03	0.00
Net realized and unrealized gains (losses) on investments	1.35	0.44	(1.81)	(1.25)

Total from investment operations	1.34	0.45	(1.78)	(1.25)
Distributions to shareholders from net investment income	0.00	(0.02)	(0.03)	0.00
Net asset value, end of period	$8.71	$7.37	$6.94	$8.75
Total return[3]	18.18%	6.54%	(20.33)%	(12.50)%
Ratios to average net assets (annualized)
Gross expenses	2.05%	3.75%	4.85%	5.78%
Net expenses	1.89%	1.90%	1.90%	1.90%
Net investment income (loss)	(0.13)%	0.09%	0.48%	(0.06)%
Supplemental data
Portfolio turnover rate	43%	18%	45%	23%
Net assets, end of period (000’s omitted)	$1,750	$1,947	$1,043	$942

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Golden Large Cap Core Fund.

2.	For the period from December 17, 2007 (commencement of class operations) to July 31, 2008.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Cap Core Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$7.38	$7.22
Net investment income	0.07 [2]	0.00
Net realized and unrealized gains (losses) on investments	1.36	0.16

Total from investment operations	1.43	0.16
Distributions to shareholders from net investment income	(0.04)	0.00
Net asset value, end of period	$8.77	$7.38
Total return[3]	19.44%	2.22%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.12%
Net expenses	0.86%	0.89%
Net investment income	0.76%	1.12%
Supplemental data
Portfolio turnover rate	43%	18%
Net assets, end of period (000’s omitted)	$477	$42

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Cap Core Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2011	2010[1]	2009[1]	20081,[2]
Net asset value, beginning of period	$7.38	$6.97	$8.79	$10.00
Net investment income	0.10 [3]	0.08	0.09	0.05
Net realized and unrealized gains (losses) on investments	1.35	0.46	(1.82)	(1.26)

Total from investment operations	1.45	0.54	(1.73)	(1.21)
Distributions to shareholders from net investment income	(0.06)	(0.13)	(0.09)	0.00
Net asset value, end of period	$8.77	$7.38	$6.97	$8.79
Total return[4]	19.65%	7.79%	(19.61)%	(12.10)%
Ratios to average net assets (annualized)
Gross expenses	0.86%	2.80%	3.85%	4.78%
Net expenses	0.66%	0.89%	0.90%	0.90%
Net investment income	1.32%	1.09%	1.47%	0.93%
Supplemental data
Portfolio turnover rate	43%	18%	45%	23%
Net assets, end of period (000’s omitted)	$478	$3,132	$2,809	$3,149

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Golden Large Cap Core Fund.

2.	For the period from December 17, 2007 (commencement of class operations) to July 31, 2008.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Cap Core Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,
Investor Class	2011	2010[1]
Net asset value, beginning of period	$7.38	$7.22
Net investment income	0.05	0.00
Net realized and unrealized gains (losses) on investments	1.35	0.16

Total from investment operations	1.40	0.16
Distributions to shareholders from net investment income	(0.03)	0.00
Net asset value, end of period	$8.75	$7.38
Total return[2]	18.97%	2.22%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.37%
Net expenses	1.21%	1.21%
Net investment income	0.53%	1.03%
Supplemental data
Portfolio turnover rate	43%	18%
Net assets, end of period (000’s omitted)	$158,966	$150,157

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Large Cap Core Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Large Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a

Notes to Financial Statements	Wells Fargo Advantage Large Cap Core Fund	23

default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2011 as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$35,101	$(122,176)	$87,075

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of July 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $77,872,569 with $1,336,271 expiring in 2016, $2,447,332 expiring in 2017 and $74,088,966 expiring in 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

24	Wells Fargo Advantage Large Cap Core Fund	Notes to Financial Statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$166,329,212	$0	$0	$166,329,212
Short-term investments
Corporate bonds and notes	0	0	1,198,189	1,198,189
Investment companies	2,262,703	5,799,918	0	8,062,621
	$168,591,915	$5,799,918	$1,198,189	$175,590,022

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Notes to Financial Statements	Wells Fargo Advantage Large Cap Core Fund	25

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate bonds and notes
Balance as of July 31, 2010	$1,507,110
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	246,138
Purchases	0
Sales	(555,059)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of July 31, 2011	$1,198,189
Change in unrealized gains (losses) relating to securities still held at July 31, 2011	$(27,409)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2011 the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Golden Capital Management, LLC (“Golden Capital”) is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase. Alternative Strategies Group, Inc., a wholly owned subsidiary of Wells Fargo, owns a 45% minority stake interest in Golden Capital.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

26	Wells Fargo Advantage Large Cap Core Fund	Notes to Financial Statements

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $1,810 from the sale of Class A shares and $140 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $73,358,559 and $96,304,599, respectively.

6. ACQUISITIONS

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Shareholders holding Class A, Class B and Class C shares of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund received Class A, Class A and Class C shares, respectively, of the Fund in the reorganizations. Class I shares of Evergreen Golden Large Cap Core Fund received Institutional Class shares of the Fund. Investor Class, Administrator Class and Institutional Class shares of Wells Fargo Advantage Large Company Core Fund received Investor Class, Administrator Class and Institutional Class shares, respectively, of the Fund. The Fund was newly created to receive the assets of shares Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund became the accounting and performance survivor in the reorganizations. The investment portfolio of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund with fair values of $4,975,455, and $155,853,080, respectively, and identified costs of $5,166,068, and $148,426,284, respectively, at July 16, 2010 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains (losses) acquired, exchange ratio and number of shares issued were as follows:

Acquired Fund	Value of Net Assets Acquired	Unrealized Gains (Losses)	Exchange Ratio	Number of Shares Issued
Evergreen Golden Large Cap Core Fund	$4,954,202	$(190,613)	1.00	173,992	Class A1
			1.00	124,659	Class C
			1.00	387,212	Instutional Class
Wells Fargo Advantage Large Company Core Fund	156,284,197	7,426,796	2.49	994,781	Class A
			2.48	141,410	Class C
			2.49	5,687	Institutional Class
			2.50	20,453,481	Investor Class
			2.38	37,292	Administrator Class

[1]	Amount includes 54,939 shares of Class A issued for Class B at exchange ratio of 1.00.

The aggregate net assets of the Fund immediately after the acquisitions were $161,238,399.

Notes to Financial Statements	Wells Fargo Advantage Large Cap Core Fund	27

Assuming the acquisitions had been completed August 1, 2009, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2010 would have been:

Net investment income	$783,509
Net realized and unrealized gains on investments	$10,137,271
Net increase in net assets resulting from operations	$10,920,780

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $592,066 and $67,790 of ordinary income for the years ended July 31, 2011 and July 31, 2010, respectively.

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$430,346	$25,098,189	$(77,872,569)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011 management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

28	Wells Fargo Advantage Large Cap Core Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Large Cap Core Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Cap Core Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

Other Information (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 98.02% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $592,066 of income dividends paid during the fiscal year ended July 31, 2011 has been designated as qualified dividend income (QDI).

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

30	Wells Fargo Advantage Large Cap Core Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	31

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

32	Wells Fargo Advantage Large Cap Core Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and Large Company Value Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Large Cap Core Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and Large Company Value Fund (collectively, the “Funds”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund and Disciplined Value Fund; (iii) an investment sub-advisory agreement with Metropolitan West Capital Management, LLC (“Met West”) for the Intrinsic Value Fund; (iv) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Large Cap Core Fund; and (v) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management, Met West, Golden and Phocas (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

Other Information (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	33

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and the respective Sub-Adviser.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Core Equity Fund and the Intrinsic Value Fund was higher than the median performance of the Universe for all periods under review. The Board also noted that the longer-term performance of the Disciplined U.S. Core Fund was higher than or in range of the median performance of the Universe and the more recent performance was lower than the median performance of the Universe. The Board noted that the Large Company Value Fund’s performance was higher than the median performance of the Universe for the three- and five-year periods and lower than the median performance of the Universe for the one- and ten-year periods. The Board also noted that the performance of each of the Classic Value Fund, the Disciplined Value Fund and the Large Cap Core Fund was in range of or lower than the median performance of the Universe for all periods under review.

The Board noted that the performance of each of the Funds, except the Disciplined U.S. Core Fund and the Large Company Value Fund, warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Funds relative to the Universe. The Board received a report that showed that (i) the Classic Value Fund, Core Equity Fund and Large Cap Core Fund outperformed their benchmarks in the fourth quarter of 2010; (ii) the Classic Value Fund, Core Equity Fund and the Intrinsic Value Fund had experienced a change in their respective investment management team within the last year and (iii) the investment performance of the Disciplined Value Fund and the Intrinsic Value Fund was being appropriately monitored. The Board was satisfied that Funds Management and the Sub-Advisers were taking appropriate actions with respect to each Fund’s investment performance and requested continued reports on the performance of each of the Funds.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

34	Wells Fargo Advantage Large Cap Core Fund	Other Information (Unaudited)

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group. The Board also noted that the Advisory Agreement Rates for the Investor Class and Class A of the Classic Value Fund, Core Equity Fund, the Intrinsic Value Fund, the Large Cap Core and the Large Company Value Fund were higher than the median rate of each Fund’s Expense Group. The Board further noted that the Advisory Agreement Rates for the Investor Class and Class A of the Disciplined U.S. Core Fund and Disciplined Value Fund were in range of or not appreciably higher than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Funds were in range of, not appreciably higher or lower than the median rates of each Fund’s respective Expense Group, except for the Classic Value Fund (Class A) and Core Equity Fund (Class A). The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’ expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, Met West and Golden, because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to Phocas, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Phocas had been negotiated by Funds Management on an arm’s-length basis and that their profitability from their relationship with the Large Company Value Fund was not a material factor in determining whether to renew the agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other Information (Unaudited)	Wells Fargo Advantage Large Cap Core Fund	35

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management’s and each Sub-Adviser’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and each Sub-Adviser annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36	Wells Fargo Advantage Large Cap Core Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204789 09-11 A208/AR208 7-11

     Wells Fargo Advantage Large Cap Growth Fund

Annual Report

July 31, 2011

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The views expressed and any forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Large Cap Growth Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Large Cap Growth Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary
result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually
adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Letter to Shareholders

Wells Fargo Advantage Large Cap Growth Fund

3

Despite inflation concerns, the Federal Reserve focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices. Yet, core inflation remained fairly mild by historical standards, particularly in the absence of healthy wage gains. Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All
things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500
Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles.

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.
The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially
ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4

Wells Fargo Advantage Large Cap Growth Fund

Letter to Shareholders

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)

Wells Fargo Advantage Large Cap Growth Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

FUND INCEPTION

December 30, 1981

12 MONTH TOTAL RETURN AS OF JULY 31, 2011

Class A (Excluding Sales Charges)

28.89%

  Russell 1000®
Growth Index[1]

24.76%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through November 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 1.27% and 1.12%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Growth Index measures the performance of those Russell
1000 Growth Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Large Cap Growth Fund Class A shares for the most recent ten years with the Russell 1000 Growth
Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Large Cap Growth Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

  The Fund’s Class A shares excluding sales charges outperformed its benchmark for the 12-month period that ended July 31, 2011.

■

  Our continued focus on companies with robust, sustainable, and underappreciated growth characteristics drove the majority of the Fund’s outperformance during the period.

■

  Stock selection in the health care, consumer discretionary, information technology (IT), and industrials sectors had the most significant positive impact on relative performance.

Equity returns benefitted from strengthening corporate earnings.

Continued strength in corporate earnings and increased confidence that a double-dip recession would be unlikely provided strong tailwinds for the equity market during the past 12 months. As a consequence, equity returns were generally solid, driven by a high percentage of companies that reported impressive sales and earnings results. However, as we transitioned into 2011, market performance became more uneven as the U.S. and global economies suffered multiple setbacks. In this uncertain environment, asset returns were at times more influenced by risk tolerance than by company fundamentals.

Throughout the period, our team remained diligently focused on delivering outperformance through bottom-up stock selection rather than from any top-down sector or economic biases. Our ability to identify attractive opportunities in companies with sustainable growth drivers led to outperformance, with meaningful contributions from a number of different sectors. For example, our positioning in the IT sector lifted relative performance due largely to our identification of firms well positioned to benefit from growing demand for cloud computing and virtualization technologies. In consumer discretionary, our outperformance stemmed from our positions in internet-retail firms that have benefited from increased e-commerce spending as a percentage of total retail sales. Our positioning in the energy and materials sectors held back further outperformance.

  SECTOR
DISTRIBUTION[3]   (AS OF JULY 31,
2011)

priceline.com Incorporated and Alexion Pharmaceutical Incorporated were leading contributors during the period.

In terms of individual stocks, priceline.com Incorporated and Alexion Pharmaceuticals Incorporated were our two leading contributors during the period. priceline.com Incorporated has not only experienced continued growth in the U.S. and Europe—its traditional markets—it has also seen brisk demand for its service and web travel offerings in Asia and South America. Meanwhile, Alexion Pharmaceuticals Incorporated has continued to benefit from robust sales of—and possible new indications for—its flagship drug Soliris. Other notable contributors included Amazon.com Incorporated, Wynn
Resorts Limited, Check Point Software Technologies Limited, Joy Global Incorporated, and Schlumberger Limited.

3.
Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)

Wells Fargo Advantage Large Cap Growth Fund

7

The largest individual detractors during the period were Visa Incorporated and Strayer Education Incorporated.
Both stocks sold off in the latter part of 2010 on mounting concerns that new regulations could severely hamper these companies’ long-term growth and profitability. In the case of Visa Incorporated, the Durbin Amendment to the Dodd-Frank Act
limited the fees that the company can charge retailers to process debit-card transactions over its network. Strayer Education Incorporated was hurt by new Department of Education regulations affecting for-profit education providers.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2011)

Apple Incorporated

6.93%

Praxair Incorporated

2.95%

Amazon.com Incorporated

2.61%

Google Incorporated Class A

2.57%

QUALCOMM Incorporated

2.49%

Alexion Pharmaceuticals Incorporated

2.47%

Cognizant Technology Solutions Corporation Class A

2.21%

St. Jude Medical Incorporated

2.18%

Schlumberger Limited

2.17%

Shire plc ADR

2.13%

Economic uncertainty may continue to create volatility in the equity markets.

The stock market continues to be influenced by the sluggish pace of the economic recovery and the U.S. federal budget deficit, as well as by global headwinds such as Europe’s sovereign debt crisis and the prospect of slowing growth in emerging markets. While such risks have been hanging over the market for much of the past year, investors in recent months appear to have become increasingly concerned about the lack of resolution to—or even progress on—many of these issues. In the absence of further clarity, particularly on the macroeconomic front, there may be further market volatility in the period ahead.

As always, our focus remains on the underlying fundamentals of individual companies. More specifically, our objective going forward is to invest in underappreciated companies that we believe can generate robust, sustainable growth in revenues and earnings in a challenging economic environment—even if the broader market falters. In many cases, we find that such companies offer unique products or services or wield other distinct advantages that set them apart from their competitors. In addition, we are continuously adjusting the portfolio as we uncover new data points around company growth rates and as valuations fluctuate.
During the past year, we sold some IT and consumer discretionary stocks as they reached what we believed were reasonable valuations in relation to the companies’ future growth prospects. Those decisions were consistent with our strict sell discipline and emphasis on ongoing risk management.

4.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

8

Wells Fargo Advantage Large Cap Growth Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (STAFX)

07/30/2010

0.24

21.48

5.18

1.67

6.36

28.89

6.43

2.27

1.27%

1.12%

Class C (STOFX)

07/30/2010

4.98

26.91

5.69

1.57

5.98

27.91

5.69

1.57

2.02%

1.87%

Administrator Class (STDFX)

07/30/2010

6.42

29.05

6.46

2.29

1.11%

0.95%

Institutional Class (STNFX)

07/30/2010

6.55

29.34

6.50

2.31

0.84%

0.75%

Investor Class (STRFX)

12/30/1981

6.29

28.73

6.40

2.26

1.34%

1.19%

Russell 1000 Growth Index

3.14

24.76

5.52

2.40

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site –
www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the
maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional
Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high
double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for the Class A, Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor
Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through November 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses

Wells Fargo Advantage Large Cap Growth Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 02-01-2011

Ending Account Value 07-31-2011

Expenses Paid During the Period¹

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,063.55

$
5.73

1.12
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.24

$
5.61

1.12
%

Class C

Actual

$
1,000.00

$
1,059.76

$
9.55

1.87
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,015.52

$
9.35

1.87
%

Administrator Class

Actual

$
1,000.00

$
1,064.18

$
4.81

0.94
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.13

$
4.71

0.94
%

Institutional Class

Actual

$
1,000.00

$
1,065.46

$
3.84

0.75
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.08

$
3.76

0.75
%

Investor Class

Actual

$
1,000.00

$
1,062.92

$
6.09

1.19
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.89

$
5.96

1.19
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Large Cap Growth Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Common Stocks: 97.60%

Consumer Discretionary: 19.85%

Auto Components: 1.41%

Johnson Controls Incorporated«

130,000

$
4,803,500

Hotels, Restaurants & Leisure: 4.97%

McDonald’s Corporation

70,000

6,053,600

Starbucks Corporation

130,000

5,211,700

Wynn Resorts Limited

37,000

5,686,160

16,951,460

Internet & Catalog Retail: 4.74%

Amazon.com Incorporated†

40,000

8,900,800

priceline.com Incorporated†

13,500

7,258,275

16,159,075

Media: 1.42%

Walt Disney Company«

125,000

4,827,500

Multiline Retail: 1.65%

Dollar Tree Incorporated†

85,000

5,629,550

Specialty Retail: 3.24%

CarMax Incorporated†«

174,000

5,562,780

Dick’s Sporting Goods Incorporated†«

65,000

2,405,000

O’Reilly Automotive Incorporated†

52,000

3,094,000

11,061,780

Textiles, Apparel & Luxury Goods: 2.42%

Coach Incorporated

72,000

4,648,320

Nike Incorporated Class B

40,000

3,606,000

8,254,320

Consumer Staples: 1.47%

Food & Staples Retailing: 1.47%

Whole Foods Market Incorporated«

75,000

5,002,500

Energy: 9.06%

Energy Equipment & Services: 3.76%

National Oilwell Varco Incorporated

67,000

5,398,190

Schlumberger Limited

82,000

7,410,340

12,808,530

Oil, Gas & Consumable Fuels: 5.30%

Apache Corporation

28,000

3,464,160

Continental Resources Incorporated†«

42,000

2,880,780

Occidental Petroleum Corporation

45,000

4,418,100

Pioneer Natural Resources Company«

57,000

5,300,430

Southwestern Energy Company†«

45,000

2,005,200

18,068,670

Portfolio of Investments—July 31, 2011

Wells Fargo Advantage Large Cap Growth Fund

11

Security Name

Shares

Value

Financials: 4.17%

Capital Markets: 1.08%

TD Ameritrade Holding Corporation

200,000

$
3,672,000

Consumer Finance: 1.78%

MasterCard Incorporated

20,000

6,065,000

Diversified Financial Services: 1.31%

CME Group Incorporated

15,500

4,482,445

Health Care: 12.74%

Biotechnology: 3.00%

Alexion Pharmaceuticals Incorporated†

148,000

8,406,400

Vertex Pharmaceuticals Incorporated†«

35,000

1,815,100

10,221,500

Health Care Equipment & Supplies: 3.79%

Intuitive Surgical Incorporated†«

13,700

5,487,535

St. Jude Medical Incorporated

160,000

7,440,000

12,927,535

Health Care Providers & Services: 2.29%

AmerisourceBergen Corporation

85,000

3,256,350

Express Scripts Incorporated†

84,000

4,557,840

7,814,190

Pharmaceuticals: 3.66%

Allergan Incorporated

64,000

5,203,840

Shire plc ADR

70,000

7,280,000

12,483,840

Industrials: 9.85%

Aerospace & Defense: 1.36%

United Technologies Corporation

56,000

4,639,040

Air Freight & Logistics: 1.34%

C.H. Robinson Worldwide Incorporated

63,000

4,555,530

Electrical Equipment: 1.08%

Emerson Electric Company

75,000

3,681,750

Machinery: 3.23%

Caterpillar Incorporated

35,000

3,457,650

Danaher Corporation

68,000

3,339,480

Joy Global Incorporated«

45,000

4,226,400

11,023,530

Road & Rail: 2.84%

Norfolk Southern Corporation

55,000

4,163,500

Union Pacific Corporation

54,000

5,533,920

9,697,420

12

Wells Fargo Advantage Large Cap Growth Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Information Technology: 32.71%

Communications Equipment: 3.76%

F5 Networks Incorporated†

25,000

$
2,337,000

QUALCOMM Incorporated

155,000

8,490,900

Riverbed Technology Incorporated†

70,000

2,004,100

12,832,000

Computers & Peripherals: 9.50%

Apple Incorporated†

60,500

23,624,040

EMC Corporation†

245,000

6,389,600

NetApp Incorporated†«

50,000

2,376,000

32,389,640

Electronic Equipment & Instruments: 0.90%

Agilent Technologies Incorporated†

73,000

3,077,680

Internet Software & Services: 3.00%

eBay Incorporated†

45,000

1,473,750

Google Incorporated Class A†

14,500

8,753,505

10,227,255

IT Services: 4.04%

Accenture plc«

105,000

6,209,700

Cognizant Technology Solutions Corporation Class A†

108,000

7,545,960

13,755,660

Semiconductors & Semiconductor Equipment: 4.95%

Analog Devices Incorporated

100,000

3,440,000

ARM Holdings plc ADR

75,000

2,159,250

Avago Technologies Limited

82,000

2,757,660

Microchip Technology Incorporated«

158,000

5,332,500

NetLogic Microsystems Incorporated†«

92,000

3,178,600

16,868,010

Software: 6.56%

Check Point Software Technologies Limited†«

92,000

5,303,800

Citrix Systems Incorporated†

55,000

3,962,200

Red Hat Incorporated†

115,000

4,839,200

Salesforce.com Incorporated†«

35,000

5,064,850

VMware Incorporated†«

32,000

3,210,880

22,380,930

Materials: 5.74%

Chemicals: 5.74%

Air Products & Chemicals Incorporated

34,000

3,016,820

Ecolab Incorporated

33,000

1,650,000

Monsanto Company

42,000

3,086,160

Mosaic Company«

25,000

1,768,000

Praxair Incorporated«

97,000

10,053,080

19,574,060

Portfolio of Investments—July 31, 2011

Wells Fargo Advantage Large Cap Growth Fund

13

Security Name

Shares

Value

Telecommunication Services: 2.01%

Wireless Telecommunication Services: 2.01%

NII Holdings Incorporated†«

162,000

$
6,860,700

Total Common Stocks (Cost $257,087,464)

332,796,600

Interest Rate

Maturity Date

Principal

Short-Term Investments: 19.03%

Corporate Bonds and Notes: 0.38%

Gryphon Funding Limited(a)(i)(v)

0.00
%

08/05/2011

$
1,266,602

504,235

VFNC Corporation(a)††(i)(v)±

0.19

09/29/2011

1,491,727

805,532

1,309,767

Yield

Shares

Investment Companies: 18.65%

Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)

0.02

5,191,140

5,191,140

Wells Fargo Securities Lending Cash Investments, LLC(r)(v)(l)(u)

0.14

58,406,894

58,406,894

63,598,034

Total Short-Term Investments (Cost $64,193,684)

64,907,801

Total Investments in Securities

(Cost $321,281,148)*

116.63
%

397,704,401

Other Assets and Liabilities, Net

(16.63
)

(56,710,238
)

Total Net Assets

100.00
%

$
340,994,163

†
Non-income earning security.

«
All or a portion of this security is on loan.

(a)
Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the
Board of Trustees.

††
Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of
1933, as amended.

±
Variable rate investments.

(i)
Illiquid security for which the designation as illiquid is unaudited.

(v)
Security represents investment of cash collateral received from securities on loan.

(l)
Investment in an affiliate

(u)
Rate shown is the 7-day annualized yield at period end.

(r)
The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*
Cost for federal income tax purposes is $321,756,351 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation

$
78,888,630

Gross unrealized depreciation

(2,940,580
)

Net unrealized appreciation

$
75,948,050

The accompanying notes are an integral part of these financial statements.

14

Wells Fargo Advantage Large Cap Growth Fund

Statement of Assets and Liabilities—July 31, 2011

Assets

Investments

In unaffiliated securities (including securities on loan), at value

$
334,106,367

In affiliated securities, at value

63,598,034

Total investments, at value (see cost below)

397,704,401

Receivable for investments sold

4,528,144

Receivable for Fund shares sold

262,682

Receivable for dividends

73,415

Receivable for securities lending income

7,830

Prepaid expenses and other assets

10,092

Total assets

402,586,564

Liabilities

Payable for investments purchased

1,962,151

Payable for Fund shares redeemed

267,084

Payable upon receipt of securities loaned

59,002,544

Advisory fee payable

163,117

Distribution fees payable

168

Due to other related parties

72,327

Accrued expenses and other liabilities

125,010

Total liabilities

61,592,401

Total net assets

$
340,994,163

NET ASSETS CONSIST OF

Paid-in capital

$
313,990,007

Accumulated net realized losses on investments

(49,419,097
)

Net unrealized gains on investments

76,423,253

Total net assets

$
340,994,163

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]

Net assets – Class A

$
2,368,422

Shares outstanding – Class A

74,895

Net asset value per share – Class A

$31.62

  Maximum offering price per share – Class
A2

$33.55

Net assets – Class C

$
272,428

Shares outstanding – Class C

8,681

Net asset value per share – Class C

$31.38

Net assets – Administrator Class

$
1,379,498

Shares outstanding – Administrator Class

43,557

Net asset value per share – Administrator Class

$31.67

Net assets – Institutional Class

$
846,107

Shares outstanding – Institutional Class

26,662

Net asset value per share – Institutional Class

$31.73

Net assets – Investor Class

$
336,127,708

Shares outstanding – Investor Class

10,639,803

Net asset value per share – Investor Class

$31.59

Total investments, at cost

$
321,281,148

Securities on loan, at value

$
57,616,108

1.
The Fund has an unlimited number of authorized shares.

2.
Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2011

Wells Fargo Advantage Large Cap Growth Fund

15

Investment income

Dividends*

$
3,075,949

Income from affiliated securities

5,556

Securities lending income, net

109,941

Total investment income

3,191,446

Expenses

Advisory fee

2,077,768

Administration fees

Fund level

159,828

Class A

1,850

Class C

251

Administrator Class

401

Institutional Class

232

Investor Class

1,049,921

Shareholder servicing fees

Class A

1,778

Class C

241

Administrator Class

915

Investor Class

794,160

Distribution fees

Class C

724

Custody and accounting fees

22,550

Professional fees

37,558

Registration fees

26,725

Shareholder report expenses

31,227

Trustees’ fees and expenses

10,549

Other fees and expenses

9,383

Total expenses

4,226,061

Less: Fee waivers and/or expense reimbursements

(424,254
)

Net expenses

3,801,807

Net investment loss

(610,361
)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on investments

12,397,367

Net change in unrealized gains (losses) on investments

66,385,325

Net realized and unrealized gains (losses) on investments

78,782,692

Net increase in net assets resulting from operations

$
78,172,331

* Net of foreign withholding taxes of

$2,916

The accompanying notes are an integral part of these financial statements.

16

Wells Fargo Advantage Large Cap Growth Fund

Statements of Changes in Net Assets

  Year Ended
July 31, 2011

  Year Ended
July 31, 2010

Operations

Net investment loss

$
(610,361
)

$
(194,825
)

Net realized gains on investments

12,397,367

5,430,599

Net change in unrealized gains (losses) on investments

66,385,325

28,669,063

Net increase in net assets resulting from operations

78,172,331

33,904,837

Distributions to shareholders from

Net investment income

Investor Class

0

(200,041
)

Shares

Shares

Capital share transactions

Proceeds from shares sold

Class A

79,152

2,432,063

407
[1]

9,989
[1]

Class C

9,687

296,419

407
[1]

9,989
[1]

Administrator Class

44,795

1,375,046

407
[1]

9,989
[1]

Institutional Class

26,255

821,357

407
[1]

9,989
[1]

Investor Class

551,943

16,503,447

480,861

11,479,462

21,428,332

11,519,418

Reinvestment of distributions

Investor Class

0

0

7,905

192,961

Payment for shares redeemed

Class A

(4,664
)

(144,197
)

0
[1]

0
[1]

Class C

(1,413
)

(43,080
)

0
[1]

0
[1]

Administrator Class

(1,645
)

(50,115
)

0
[1]

0
[1]

Investor Class

(1,264,960
)

(36,993,708
)

(1,301,026
)

(31,569,000
)

(37,231,100
)

(31,569,000
)

Net decrease in net assets resulting from capital share transactions

(15,802,768
)

(19,856,621
)

Total increase in net assets

62,369,563

13,848,175

Net assets

Beginning of period

278,624,600

264,776,425

End of period

$
340,994,163

$
278,624,600

Undistributed net investment income

$
0

$
60

1.
Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Wells Fargo Advantage Large Cap Growth Fund

17

(For a share outstanding throughout each period)

Year Ended July 31,

Class A

2011

  2010[1]

Net asset value, beginning of period

$
24.54

$
24.54

Net investment income (loss)

(0.10
)[2]

0.00

Net realized and unrealized gains (losses) on investments

7.18

0.00

Total from investment operations

7.08

0.00

Net asset value, end of period

$
31.62

$
24.54

  Total
return[3]

28.89
%

0.00
%

Ratios to average net assets (annualized)

Gross expenses

1.25
%

0.00
%

Net expenses

1.12
%

0.00
%

Net investment income (loss)

(0.33
)%

0.00
%

Supplemental data

Portfolio turnover rate

47
%

60
%

Net assets, end of period (000’s omitted)

$2,368

$10

1.
For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.
Calculated based upon average shares outstanding.

3.
Total return calculations do not include any sales charges. Return for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18

Wells Fargo Advantage Large Cap Growth Fund

Financial Highlights

(For a share outstanding throughout each period)

Year Ended July 31,

Class C

2011

  2010[1]

Net asset value, beginning of period

$
24.54

$
24.54

Net investment income (loss)

(0.32
)[2]

0.00

Net realized and unrealized gains (losses) on investments

7.16

0.00

Total from investment operations

6.84

0.00

Net asset value, end of period

$31.38

$24.54

  Total
return[3]

27.91
%

0.00
%

Ratios to average net assets (annualized)

Gross expenses

2.00
%

0.00
%

Net expenses

1.87
%

0.00
%

Net investment income (loss)

(1.04
)%

0.00
%

Supplemental data

Portfolio turnover rate

47
%

60
%

Net assets, end of period (000’s omitted)

$272

$10

1.
For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.
Calculated based upon average shares outstanding.

3.
Total return calculations do not include any sales charges. Return for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Wells Fargo Advantage Large Cap Growth Fund

19

(For a share outstanding throughout each period)

Year Ended July 31,

Administrator Class

2011

  2010[1]

Net asset value, beginning of period

$
24.54

$
24.54

Net investment income (loss)

(0.06
)[2]

0.00

Net realized and unrealized gains (losses) on investments

7.19

0.00

Total from investment operations

7.13

0.00

Net asset value, end of period

$
31.67

$
24.54

  Total
return[3]

29.05
%

0.00
%

Ratios to average net assets (annualized)

Gross expenses

1.07
%

0.00
%

Net expenses

0.94
%

0.00
%

Net investment income (loss)

(0.19
)%

0.00
%

Supplemental data

Portfolio turnover rate

47
%

60
%

Net assets, end of period (000’s omitted)

$1,379

$10

1.
For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.
Calculated based upon average shares outstanding.

3.
Return for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20

Wells Fargo Advantage Large Cap Growth Fund

Financial Highlights

(For a share outstanding throughout each period)

Year Ended July 31,

Institutional Class

2011

  2010[1]

Net asset value, beginning of period

$
24.54

$
24.54

Net investment income (loss)

(0.00
)[2]

0.00

Net realized and unrealized gains (losses) on investments

7.19

0.00

Total from investment operations

7.19

0.00

Net asset value, end of period

$
31.73

$
24.54

  Total
return[3]

29.34
%

0.00
%

Ratios to average net assets (annualized)

Gross expenses

0.81
%

0.00
%

Net expenses

0.75
%

0.00
%

Net investment income (loss)

(0.01
)%

0.00
%

Supplemental data

Portfolio turnover rate

47
%

60
%

Net assets, end of period (000’s omitted)

$846

$10

1.
For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.
Amount is less than $0.005.

3.
Return for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Wells Fargo Advantage Large Cap Growth Fund

21

(For a share outstanding throughout each period)

Year Ended July 31,

Investor Class

2011

2010

2009

2008

2007

Net asset value, beginning of period

$
24.54

$
21.77

$
26.62

$
27.18

$
23.18

Net investment income (loss)

(0.06
)

(0.02
)[1]

0.02
[1]

(0.04
)[1]

(0.07
)[1]

Net realized and unrealized gains (losses) on investments

7.11

2.81

(4.87
)

(0.52
)

4.07

Total from investment operations

7.05

2.79

(4.85
)

(0.56
)

4.00

Distributions from net investment income

0.00

(0.02
)

0.00

0.00

0.00

Net asset value, end of period

$
31.59

$
24.54

$
21.77

$
26.62

$
27.18

Total return

28.73
%

12.80
%

(18.22
)%

(2.06
)%

17.26
%

Ratios to average net assets (annualized)

Gross expenses

1.32
%

1.43
%

1.46
%

1.47
%

1.53
%

Net expenses

1.19
%

1.19
%

1.19
%

1.19
%

1.19
%

Net investment income (loss)

(0.19
)%

(0.07
)%

0.07
%

(0.13
)%

(0.26
)%

Supplemental data

Portfolio turnover rate

47
%

60
%

81
%

131
%

113
%

Net assets, end of period (000’s omitted)

$336,128

$278,585

$264,776

$350,352

$388,700

1.
Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22

Wells Fargo Advantage Large Cap Growth Fund

Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting
policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is
available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close.
Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in
exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Notes to Financial Statements

Wells Fargo Advantage Large Cap Growth Fund

23

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05%
and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In
a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the
Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment
income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

24

Wells Fargo Advantage Large Cap Growth Fund

Notes to Financial Statements

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss

Accumulated Net Realized Losses on Investments

Paid-in Capital

$610,301

$88,025

$
(698,326
)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of July 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $48,943,894 with $17,697,584 expiring in 2017 and $31,246,310 expiring in 2018.

Under the recently enacted
Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate
classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■

Level 1 – quoted prices in active markets for identical securities

■

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements

Wells Fargo Advantage Large Cap Growth Fund

25

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities

  Quoted Prices
(Level 1)

  Significant Other Observable Inputs
(Level 2)

  Significant
Unobservable Inputs (Level 3)

Total

Equity securities

Common stocks

$
332,796,600

$
0

$
0

$
332,796,600

Short-term investments

Corporate bonds and notes

0

0

1,309,767

1,309,767

Investment companies

5,191,140

58,406,894

0

63,598,034

$
337,987,740

$
58,406,894

$
1,309,767

$
397,704,401

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate bonds and notes

Balance as of July 31, 2010

$
1,647,455

Accrued discounts (premiums)

0

Realized gains (losses)

0

Change in unrealized gains (losses)

269,059

Purchases

0

Sales

(606,747
)

Transfers into Level 3

0

Transfers out of Level 3

0

Balance as of July 31, 2011

$
1,309,767

  Change in unrealized gains (losses) relating to securities still held at July 31,
2011

$
(29,961
)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has
entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is
entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.65% of the
Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

26

Wells Fargo Advantage Large Cap Growth Fund

Notes to Financial Statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05%
and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

  Class Level
Administration Fee

Class A, Class C

0.26
%

Administrator Class

0.10

Institutional Class

0.08

Investor Class

0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust
has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $960 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of
the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total
shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $147,173,864 and $166,351,198, respectively.

6. BANK
BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

Notes to Financial Statements

Wells Fargo Advantage Large Cap Growth Fund

27

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $0 and $200,041 of ordinary income for the years ended July 31, 2011 and July 31, 2010, respectively.

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)

Capital Loss Carryforward

$75,948,050

$(48,943,894)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04
“Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03
amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

28

Wells Fargo Advantage Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Large Cap Growth
Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with
the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Cap Growth Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

Other Information (Unaudited)

Wells Fargo Advantage Large Cap Growth Fund

29

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at
regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A
description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at
www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

30

Wells Fargo Advantage Large Cap Growth Fund

Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the
Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust,
Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Peter G. Gordon (Born 1942)

Trustee, since 1998; Chairman, since 2005

Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College

Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)

Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth
Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of
Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)

Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms.
Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)

Trustee, since 2010

Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director,
Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation
Trust

David F. Larcker (Born 1950)

Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research
Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust

Olivia S. Mitchell (Born 1953)

Trustee, since 2006

International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the
University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University
Professor from 1978 to 1993.

Asset Allocation Trust

Other Information (Unaudited)

Wells Fargo Advantage Large Cap Growth Fund

31

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Timothy J. Penny (Born 1951)

Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute
Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

Michael S. Scofield (Born 1943)

Trustee, since 2010

Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s
Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman,
Branded Media Corporation (multi-media branding company).

Asset Allocation Trust

Donald C. Willeke (Born 1940)

Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust

Officers

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)

President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and
Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)

Secretary, since 2000; Chief Legal Counsel, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank,
N.A. since 1996.

Kasey Phillips (Born 1970)

Treasurer, since 2008

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)

Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to
2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)

Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Debra Ann Early (Born 1964)

Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007.
Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.
The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

32

Wells Fargo Advantage Large Cap Growth Fund

Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and
Strategic Large Cap Growth Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report.
This shareholder report only relates to Large Cap Growth Fund.)

Each year, as required by Section 15 of the
Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC
(“Funds Management”) for each of the Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and Strategic Large Cap Growth Fund (collectively, the
“Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the
Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees
conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory
Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory
Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of
Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the
Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds
Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the

Other Information (Unaudited)

Wells Fargo Advantage Large Cap Growth Fund

33

Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Growth Fund, the Large Cap Growth Fund, the Omega Growth Fund, the Premiere Large Company Growth Fund and
the Strategic Large Cap Growth Fund was generally higher than the median performance of the Universe for the periods under review. The Board also noted that the one- and ten-year performance of the Capital Growth Fund and the Endeavor Select Fund
was higher than the median performance of the Universe and the three- and five-year performance was lower than the median performance of the Universe, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of each of the Capital Growth Fund and the Endeavor Select Fund relative to the Universe. The Board received a report that showed (i) that the Capital Growth Fund recently outperformed its benchmark and (ii) that the performance of the Endeavor Select Fund was higher than its peer group for the year-to-date results. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to the Fund’s investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense
Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory
Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the
“Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s
Expense Group, except for the Institutional Class of the Omega Growth Fund. The Board also noted that the Advisory Agreement Rates for the Investor Class and Class A were not appreciably higher or higher than the median rate of each Fund’s
Expense Group. The Board noted that the Net Advisory Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rate for the Investor Class and Class A of the Large Cap Growth Fund, the Premiere Large Company Growth Fund and the Strategic Large Cap Growth Fund was in range of the median rate for the Fund’s Expense Group and that for the Investor Class and Class A of the Capital Growth Fund, the Endeavor Select Fund, the Growth Fund and Omega Growth Fund the Net Advisory Rates were not appreciably higher or higher than the median rate of each Fund’s Expense

34

Wells Fargo Advantage Large Cap Growth Fund

Other Information (Unaudited)

Group. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’
expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds
Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the
Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of
Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the
Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board
reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other Information (Unaudited)

Wells Fargo Advantage Large Cap Growth Fund

35

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36

Wells Fargo Advantage Large Cap Growth Fund

List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG
— Association of Bay Area Governments

ACB
— Agricultural Credit Bank

ADR
— American Depositary Receipt

ADS
— American Depository Shares

AGC-ICC
— Assured Guaranty Corporation - Insured Custody Certificates

AGM
— Assured Guaranty Municipal

AMBAC
— American Municipal Bond Assurance Corporation

AMT
— Alternative Minimum Tax

ARM
— Adjustable Rate Mortgages

AUD
— Australian Dollar

BAN
— Bond Anticipation Notes

BART
— Bay Area Rapid Transit

BHAC
— Berkshire Hathaway Assurance Corporation

BRL
— Brazil Real

CAD
— Canadian Dollar

CCAB
— Convertible Capital Appreciation Bond

CDA
— Community Development Authority

CDO
— Collateralized Debt Obligation

CDSC
— Contingent Deferred Sales Charge

CGIC
— Capital Guaranty Insurance Company

CGY
— Capital Guaranty Corporation

CHF
— Swiss Franc

CIFG
— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee

COP
— Certificate of Participation

CP
— Commercial Paper

CR
— Custody Receipts

CTF
— Common Trust Fund

DEM
— Deutsche Mark

DKK
— Danish Krone

DRIVER
— Derivative Inverse Tax-Exempt Receipts

DW&P
— Department of Water & Power

DWR
— Department of Water Resources

ECFA
— Educational & Cultural Facilities Authority

EDFA
— Economic Development Finance Authority

ETET
— Eagle Tax-Exempt Trust

ETF
— Exchange-Traded Fund

EUR
— Euro

FFCB
— Federal Farm Credit Bank

FGIC
— Financial Guaranty Insurance Corporation

FHA
— Federal Housing Authority

FHAG
— Federal Housing Agency

FHLB
— Federal Home Loan Bank

FHLMC
— Federal Home Loan Mortgage Corporation

FNMA
— Federal National Mortgage Association

FRF
— French Franc

FSA
— Farm Service Agency

GBP
— Great British Pound

GDR
— Global Depositary Receipt

GNMA
— Government National Mortgage Association

GO
— General Obligation

HCFR
— Healthcare Facilities Revenue

HEFA
— Health & Educational Facilities Authority

HEFAR
— Higher Education Facilities Authority Revenue

HFA
— Housing Finance Authority

HFFA
— Health Facilities Financing Authority

HKD
— Hong Kong Dollar

HUD
—  Housing & Urban Development

HUF
— Hungarian Forint

IBC
— Insured Bond Certificate

IDA
— Industrial Development Authority

IDAG
— Industrial Development Agency

IDR
— Industrial Development Revenue

IEP
— Irish Pound

JPY
— Japanese Yen

KRW
— Republic of Korea Won

LIBOR
— London Interbank Offered Rate

LLC
— Limited Liability Company

LLP
— Limited Liability Partnership

LOC
— Letter of Credit

LP
— Limited Partnership

MBIA
— Municipal Bond Insurance Association

MFHR
— Multi-Family Housing Revenue

MFMR
— Multi-Family Mortgage Revenue

MMD
— Municipal Market Data

MSTR
— Municipal Securities Trust Receipts

MTN
— Medium Term Note

MUD
— Municipal Utility District

MXN
— Mexican Peso

MYR
— Malaysian Ringgit

NATL-RE
— National Public Finance Guarantee Corporation

NLG
— Netherlands Guilder

NOK
— Norwegian Krone

NZD
— New Zealand Dollar

PCFA
— Pollution Control Finance Authority

PCR
— Pollution Control Revenue

PFA
— Public Finance Authority

PFFA
— Public Facilities Financing Authority

PFOTER
— Puttable Floating Option Tax-Exempt Receipts

plc
— Public Limited Company

PLN
— Polish Zloty

PSFG
— Public School Fund Guaranty

PUTTER
— Puttable Tax-Exempt Receipts

R&D
— Research & Development

RDA
— Redevelopment Authority

RDFA
— Redevelopment Finance Authority

REIT
— Real Estate Investment Trust

RIB
— Residual Interest Bond

ROC
— Reset Option Certificates

SAVRS
— Select Auction Variable Rate Securities

SEK
— Swedish Krona

SFHR
— Single Family Housing Revenue

SFMR
— Single Family Mortgage Revenue

SGD
— Singapore Dollar

SKK
— Slovakian Koruna

SLMA
— Student Loan Marketing Association

SPDR
— Standard & Poor’s Depositary Receipts

STIT
— Short-Term Investment Trust

TAN
— Tax Anticipation Notes

TBA
— To Be Announced

TIPS
— Treasury Inflation-Protected Securities

TRAN
— Tax Revenue Anticipation Notes

TCR
— Transferable Custody Receipts

TRY
— Turkish Lira

TTFA
— Transportation Trust Fund Authority

USD
— Unified School District

XLCA
— XL Capital Assurance

ZAR
—  South African Rand

This page is
intentionally left blank.

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blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail:
wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage
Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call
1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about
Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of
Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC
INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204790 09-11 A209/AR209 7-11

Wells Fargo Advantage

Large Company Value Fund

Annual Report

July 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any
forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells
Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932

Keystone creates one of the first mutual fund families.

1971

Wells Fargo & Company introduces one of the first institutional index funds.

1978

Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984

Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989

The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994

Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996

Evergreen Investments and Keystone Funds merge.

1997

Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999

Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002

Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005

The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United
States.

2006

Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010

The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage
Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides
institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is
built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives,
risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the
Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow
Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow
Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY
LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual
report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds

Asia Pacific Fund

Global Opportunities Fund

Premier Large Company Growth Fund

C&B Large Cap Value Fund

Growth Fund

Small Cap Opportunities Fund

C&B Mid Cap Value Fund

Health Care Fund

Small Cap Value Fund

Capital Growth Fund

Index Fund

Small Company Growth Fund

Common Stock Fund

International Equity Fund

Small Company Value Fund

Disciplined U.S. Core Fund

International Value Fund

Small/Mid Cap Core Fund

Discovery Fund†

Intrinsic Small Cap Value Fund

Small/Mid Cap Value Fund

Diversified Equity Fund

Intrinsic Value Fund

Social Sustainability Fund†

Diversified International Fund

Intrinsic World Equity Fund

Special Mid Cap Value Fund

Diversified Small Cap Fund

Large Cap Core Fund

Special Small Cap Value Fund

Emerging Growth Fund

Large Cap Growth Fund

Specialized Technology Fund

Emerging Markets Equity Fund

Large Company Value Fund

Strategic Large Cap Growth Fund

Endeavor Select Fund†

Omega Growth Fund

Traditional Small Cap Growth Fund

Enterprise Fund†

Opportunity Fund†

Utility and Telecommunications Fund

Equity Value Fund

Precious Metals Fund

Bond Funds

Adjustable Rate Government Fund

Inflation-Protected Bond Fund

Short-Term Bond Fund

California Limited-Term Tax-Free Fund

Intermediate Tax/AMT-Free Fund

Short-Term High Yield Bond Fund

California Tax-Free Fund

International Bond Fund

Short-Term Municipal Bond Fund

Colorado Tax-Free Fund

Minnesota Tax-Free Fund

Strategic Municipal Bond Fund

Government Securities Fund

Municipal Bond Fund

Total Return Bond Fund

High Income Fund

North Carolina Tax-Free Fund

Ultra Short-Term Income Fund

High Yield Bond Fund

Pennsylvania Tax-Free Fund

Ultra Short-Term Municipal Income Fund

Income Plus Fund

Short Duration Government Bond Fund

Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund

WealthBuilder Equity Portfolio†

Target 2020 Fund†

Conservative Allocation Fund

  WealthBuilder Growth Allocation
Portfolio†

Target 2025 Fund†

Diversified Capital Builder Fund

  WealthBuilder Growth Balanced
Portfolio†

Target 2030 Fund†

Diversified Income Builder Fund

  WealthBuilder Moderate Balanced
Portfolio†

Target 2035 Fund†

Growth Balanced Fund

  WealthBuilder Tactical Equity
Portfolio†

Target 2040 Fund†

Index Asset Allocation Fund

Target Today Fund†

Target 2045 Fund†

Moderate Balanced Fund

Target 2010 Fund†

Target 2050 Fund†

  WealthBuilder Conservative Allocation
Portfolio†

Target 2015 Fund†

Target 2055 Fund†

Money Market Funds

100% Treasury Money Market Fund

Minnesota Money Market Fund

New Jersey Municipal Money Market Fund

California Municipal Money Market Fund

Money Market Fund

New York Municipal Money Market Fund

Cash Investment Money Market Fund

Municipal Cash Management Money Market Fund

Pennsylvania Municipal Money Market Fund

Government Money Market Fund

Municipal Money Market Fund

Prime Investment Money Market Fund

Heritage Money Market Fund†

National Tax-Free Money Market Fund

Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Discovery Fund†

VT Intrinsic Value Fund

VT Small Cap Growth Fund

VT Index Asset Allocation Fund

VT Omega Growth Fund

VT Small Cap Value Fund

VT International Equity Fund

VT Opportunity Fund†

VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.
The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells
Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM,
Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability
FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM,
Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage
WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones
Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo
Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025
FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow
Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells
Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050
FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage
Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells
Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund,
WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio,
Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and
VT Opportunity Fund, respectively.

Not part of
the annual report.

2

Wells Fargo Advantage Large Company Value Fund

Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been
the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Large Company Value Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary
result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually
adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Letter to Shareholders

Wells Fargo Advantage Large Company Value Fund

3

Despite inflation concerns, the Federal Reserve focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices. Yet, core inflation remained fairly mild by historical standards, particularly in the absence of healthy wage gains. Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All
things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500
Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses,

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.
The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4

Wells Fargo Advantage Large Company Value Fund

Letter to Shareholders

we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)

Wells Fargo Advantage Large Company Value Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Phocas Financial Corporation

PORTFOLIO MANAGERS

Stephen L. Block, CFA

William F.K.
Schaff, CFA

FUND INCEPTION

July 1, 1993

12 MONTH TOTAL RETURN AS OF JULY 31, 2011

Class A (Excluding Sales Charges)

14.77%

  Russell 1000®
Value Index[1]

16.76%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.10% for Class A. The Fund’s gross and net expense ratios are 1.36% and 1.11%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Value Index measures the performance of those Russell
1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Large Company Value Fund Class A shares for the most recent ten years with the Russell 1000
Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Large Company Value Fund

Performance Highlights (Unaudited)

MANAGER’S
DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark for the 12-month period that ended July 31, 2011, due to weak relative performance in the materials, consumer discretionary and energy sectors. Holdings in the financials, industrials, and consumer staples sectors contributed to performance.

■

Detractors from performance included for-profit education provider Apollo Group Incorporated (which we sold before the end of the period), consumer electronics retailer Best Buy Company Incorporated (which we also sold before the end of the period) and networking equipment manufacturer Cisco Systems Incorporated. Our strongest performers included asset manager Affiliated Managers Group
Incorporated, machinery companies Eaton Corporation and Dover Corporation in the industrials sector; and systems consulting firm Accenture plc.

■

Throughout the period, we purchased companies that we believed had improving business prospects and low valuations, such as regional banking company
KeyCorp, software company Microsoft Corporation and drug store company CVS Caremark Corporation. We sold companies with stock prices that we believed fully reflected stronger results, including the asset management company Affiliated Managers Group
Incorporated and semiconductor company Microchip Technology Incorporated.

  SECTOR
DISTRIBUTION[3]   (AS OF JULY 31,
2011)

Stock selection accounted for most of the Fund’s underperformance for the period.

The Fund underperformed its benchmark partly due to weak performance in certain holdings in the consumer discretionary sector, including Best
Buy Incorporated and cruise operator Carnival Corporation. The energy sector was also a relative underperformer for the Fund partly due to weakness in holdings EnCana Corporation and Noble Corporation but also due to lack of exposure to the oil drilling sector, which experienced significant gains in the 12-month period with the run-up in oil prices. On the favorable side, the Fund benefited from solid gains within the financials sector, including insurance, diversified financials, real estate and banks. The portfolio also saw strong gains relative to the benchmark in the industrials sector, with favorable returns from large equipment manufacturers Eaton Corporation and Dover Corporation and from railroad operator Norfolk Southern
Corporation.

Generally, the Fund’s performance
is driven by stock selection rather than sector allocation. In our opinion, attempting to pick the best-performing sectors is an inconsistent and unrewarding approach to investing.

3.
Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)

Wells Fargo Advantage Large Company Value Fund

7

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2011)

General Electric Company

3.39%

JPMorgan Chase & Company

2.75%

Chevron Corporation

2.72%

Simon Property Group Incorporated

2.40%

CIGNA Corporation

2.27%

Pfizer Incorporated

2.11%

Citigroup Incorporated

2.00%

AT&T Incorporated

1.99%

MetLife Incorporated

1.94%

Apache Corporation

1.92%

Although the stock market rallied during the period, certain stocks lagged due to concerns that we believed were overblown and we took the opportunity to purchase those stocks in the portfolio. Medical products provider Baxter International Incorporated, KeyCorp, Microsoft Corporation, engineering and construction firm URS Corporation and oil driller
Pioneer Natural Resources Company are all examples of companies we purchased during the period that we believe exhibited improving businesses fundamentals but did not receive appropriate credit from investors. We purchased software provider
Compuware Corporation in the belief that a pending spinoff would reveal the underlying value of the rest of the business. We also took the opportunity to add to our insurance exposure with Chubb Corporation and Ace Limited in the belief that property and casualty insurance was finally beginning to see improved demand and higher prices.

To fund these investments, we sold companies with valuations that we believed had begun to reflect improved business prospects—such as Affiliated Managers Group, Microchip Technology Incorporated, grocery store operator Safeway Incorporated and regional bank Comerica Incorporated. We believed that a slower U.S. economy would likely affect certain economic areas, and thus, we reduced our exposure to Eaton and Dover while completely selling United States Steel Corporation. We sold Hewlett-Packard Corporation, Best Buy Incorporated and Avon Products Incorporated because they were undergoing business difficulties that we did not think would improve in the near future.

Developed countries’ economies have
decelerated and there may be more risk in economically sensitive stocks than in the previous two years.

Despite strong growth in emerging
countries, the U.S. and Europe are stagnating with high unemployment, weak consumer housing markets and low consumer and business confidence. On the other hand, corporate balance sheets are much stronger than in the past, interest rates are quite low, inflation remains subdued and there is strong demand for U.S. goods from many emerging nations overseas. We fear that America’s unwillingness to deal with its debt addiction may cause continued uncertainty in business hiring, weak consumer spending and possibly a slowdown in business investment.

Despite our wariness on the U.S. economy, we have been able to find a number of companies that we believe have the ability to perform well due to factors such as improving profitability, the ability to spin off businesses to improve the stock valuation and strong international demand. We are also positioning the portfolio to capture certain trends that we see over the next 12 months in the energy, insurance and banking industries.

4.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

8

Wells Fargo Advantage Large Company Value Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (WLCAX)

03/31/2008

(6.38
)

8.20

(0.32
)

1.95

(0.71
)

14.77

0.87

2.55

1.36%

1.11%

Class C (WFLVX)

03/31/2008

(2.08
)

12.85

0.17

1.88

(1.08
)

13.85

0.17

1.88

2.11%

1.86%

Administrator Class (WWIDX)

12/31/2001

(0.55
)

15.12

1.21

2.94

1.20%

0.86%

Institutional Class (WLCIX)

03/31/2008

(0.47
)

15.36

1.33

3.00

0.93%

0.66%

Investor Class (SDVIX)

07/01/1993

(0.69
)

14.75

0.82

2.54

1.43%

1.18%

Russell 1000 Value Index

0.14

16.76

(0.01
)

3.66

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class
C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which the expenses of Class A shares would have been higher than those of the Investor Class shares.) If these expenses had not been included, returns would be higher.
Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator
Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at 1.10% for Class A, 1.85% for Class C, 0.85% for Administrator Class, 0.65% for Institutional Class shares and 1.17% for Investor Class shares. Without this cap, the Fund’s returns would have been lower.

Fund Expenses

Wells Fargo Advantage Large Company Value Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 02-01-2011

Ending Account Value 07-31-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
992.91

$
6.18

1.25
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.60

$
6.26

1.25
%

Class C

Actual

$
1,000.00

$
989.19

$
9.86

2.00
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.88

$
9.99

2.00
%

Administrator Class

Actual

$
1,000.00

$
994.51

$
4.75

0.96
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.03

$
4.81

0.96
%

Institutional Class

Actual

$
1,000.00

$
995.29

$
3.71

0.75
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.08

$
3.76

0.75
%

Investor Class

Actual

$
1,000.00

$
993.07

$
6.52

1.32
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.25

$
6.61

1.32
%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Large Company Value Fund	Portfolio of Investments—July 31, 2011

Security Name	Shares	Value

Common Stocks: 97.05%

Consumer Discretionary: 8.68%

Hotels, Restaurants & Leisure: 1.14%
Carnival Corporation	43,504	$1,448,683

Household Durables: 0.91%
Newell Rubbermaid Incorporated	74,052	1,149,287

Media: 3.51%
DIRECTV Group Incorporated†	30,359	1,538,594
Omnicom Group Incorporated«	35,614	1,671,009
Walt Disney Company«	32,223	1,244,452

		4,454,055

Specialty Retail: 1.71%
Home Depot Incorporated	61,904	2,162,307

Textiles, Apparel & Luxury Goods: 1.41%
VF Corporation	15,255	1,781,784

Consumer Staples: 6.27%

Food & Staples Retailing: 1.34%
CVS Caremark Corporation	46,924	1,705,687

Food Products: 4.07%
Archer Daniels Midland Company	31,120	945,426
ConAgra Foods Incorporated	61,585	1,577,192
Kraft Foods Incorporated Class A	36,266	1,246,825
Sara Lee Corporation	72,482	1,385,131

		5,154,574

Household Products: 0.86%
Procter & Gamble Company	17,772	1,092,800

Energy: 14.26%

Energy Equipment & Services: 3.01%
Nabors Industries Limited†	46,030	1,215,652
Noble Corporation	35,457	1,307,300
Transocean Limited	20,922	1,287,958

		3,810,910

Oil, Gas & Consumable Fuels: 11.25%
Apache Corporation	19,656	2,431,840
Chevron Corporation	33,158	3,449,095
ConocoPhillips	32,974	2,373,798
Devon Energy Corporation	30,176	2,374,851
Marathon Petroleum Corporation	38,825	1,700,147
Pioneer Natural Resources Company«	20,812	1,935,308

		14,265,039

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Large Company Value Fund	11

Security Name	Shares	Value

Financials: 25.25%

Capital Markets: 3.18%
Franklin Resources Incorporated	10,691	$1,357,329
Goldman Sachs Group Incorporated	11,650	1,572,401
State Street Corporation	26,440	1,096,467

		4,026,197

Commercial Banks: 4.43%
Branch Banking & Trust Corporation	92,801	2,383,130
KeyCorp	210,294	1,690,764
Zions Bancorporation«	70,222	1,537,862

		5,611,756

Consumer Finance: 1.22%
Capital One Financial Corporation	32,395	1,548,481

Diversified Financial Services: 7.77%
Bank of America Corporation	153,288	1,488,426
Berkshire Hathaway Incorporated Class B†	31,643	2,346,961
Citigroup Incorporated«	65,972	2,529,366
JPMorgan Chase & Company	86,321	3,491,684

		9,856,437

Insurance: 4.70%
ACE Limited	27,956	1,872,493
Chubb Corporation	26,028	1,626,229
MetLife Incorporated	59,715	2,460,855

		5,959,577

REIT: 3.95%
Alexandria Real Estate Equities Incorporated	24,009	1,968,738
Simon Property Group Incorporated«	25,245	3,042,275

		5,011,013

Health Care: 13.19%

Health Care Equipment & Supplies: 2.21%
Baxter International Incorporated	25,507	1,483,742
Stryker Corporation	24,317	1,321,386

		2,805,128

Health Care Providers & Services: 2.27%
CIGNA Corporation	57,859	2,879,642

Pharmaceuticals: 8.71%
Abbott Laboratories	21,830	1,120,316
Bristol-Myers Squibb Company	43,705	1,252,585
Johnson & Johnson	35,954	2,329,460
Merck & Company Incorporated	53,808	1,836,467
Pfizer Incorporated	138,878	2,672,013
Teva Pharmaceutical Industries Limited ADR	39,182	1,827,448

		11,038,289

12	Wells Fargo Advantage Large Company Value Fund	Portfolio of Investments—July 31, 2011

Security Name	Shares	Value

Industrials: 8.16%

Construction & Engineering: 0.90%
URS Corporation†	27,949	$1,141,158

Industrial Conglomerates: 3.39%
General Electric Company	239,948	4,297,469

Machinery: 2.03%
Dover Corporation	19,973	1,207,767
Eaton Corporation	28,406	1,362,068

		2,569,835

Road & Rail: 1.84%
Norfolk Southern Corporation	30,894	2,338,676

Information Technology: 9.08%

Communications Equipment: 1.28%
Cisco Systems Incorporated	101,758	1,625,075

Computers & Peripherals: 1.62%
EMC Corporation†«	78,709	2,052,731

Internet Software & Services: 1.01%
Google Incorporated Class A†	2,118	1,278,615

IT Services: 1.89%
Accenture plc	40,582	2,400,019

Semiconductors & Semiconductor Equipment: 1.11%
Maxim Integrated Products Incorporated«	61,349	1,408,573

Software: 2.17%
Compuware Corporation†	159,917	1,544,798
Microsoft Corporation	43,895	1,202,723

		2,747,521

Materials: 1.93%

Chemicals: 1.04%
Ashland Incorporated«	21,449	1,313,537

Metals & Mining: 0.89%
Alcoa Incorporated	76,992	1,134,092

Telecommunication Services: 4.49%

Diversified Telecommunication Services: 3.44%
AT&T Incorporated	86,412	2,528,415
Verizon Communications Incorporated	51,765	1,826,787

		4,355,202

Wireless Telecommunication Services: 1.05%
NII Holdings Incorporated†«	31,562	1,336,651

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Large Company Value Fund	13

Security Name			Shares	Value

Utilities: 5.74%

Electric Utilities: 2.66%
Duke Energy Corporation			91,472	$1,701,379
Entergy Corporation			24,938	1,665,858

				3,367,237

Multi-Utilities: 2.16%
Dominion Resources Incorporated«			29,036	1,406,794
NiSource Incorporated			66,241	1,333,432

				2,740,226

Water Utilities: 0.92%
American Water Works Company Incorporated			41,732	1,168,499

Total Common Stocks (Cost $106,977,010)				123,036,762

	Interest Rate	Maturity Date	Principal

Short-Term Investments: 12.78%

Corporate Bonds and Notes: 0.20%
Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	$249,906	99,487
VFNC Corporation(a)††(i)(v)±	0.19	09/29/2011	294,324	158,935

				258,422

	Yield		Shares

Investment Companies: 12.58%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.02		1,950,589	1,950,589
Wells Fargo Securities Lending Cash Investments, LLC(r)(v)(l)(u)	0.14		13,991,960	13,991,960

				15,942,549

Total Short-Term Investments (Cost $16,060,073)				16,200,971

Total Investments in Securities
(Cost $123,037,083)*	109.83%	139,237,733
Other Assets and Liabilities, Net	(9.83)	(12,459,778)

Total Net Assets	100.00%	$126,777,955

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

†	Non-income earning security.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

±	Variable rate investments.

*	Cost for federal income tax purposes is $127,009,608 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$21,571,671
Gross unrealized depreciation	(9,343,546)

Net unrealized appreciation	$12,228,125

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Company Value Fund	Statement of Assets and Liabilities—July 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$123,295,184
In affiliated securities, at value	15,942,549

Total investments, at value (see cost below)	139,237,733
Receivable for investments sold	2,930,169
Receivable for Fund shares sold	10,029
Receivable for dividends	193,948
Receivable for securities lending income	2,261
Prepaid expenses and other assets	31,471

Total assets	142,405,611

Liabilities
Payable for investments purchased	1,303,815
Payable for Fund shares redeemed	85,117
Payable upon receipt of securities loaned	14,109,484
Advisory fee payable	52,395
Distribution fees payable	356
Due to other related parties	5,536
Accrued expenses and other liabilities	70,953

Total liabilities	15,627,656

Total net assets	$126,777,955

NET ASSETS CONSIST OF
Paid-in capital	$131,292,195
Undistributed net investment income	377,378
Accumulated net realized losses on investments	(21,092,268)
Net unrealized gains on investments	16,200,650

Total net assets	$126,777,955

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$642,227
Shares outstanding – Class A	50,937
Net asset value per share – Class A	$12.61
Maximum offering price per share – Class A2	$13.38
Net assets – Class C	$512,948
Shares outstanding – Class C	40,032
Net asset value per share – Class C	$12.81
Net assets – Administrator Class	$666,857
Shares outstanding – Administrator Class	52,597
Net asset value per share – Administrator Class	$12.68
Net assets – Institutional Class	$14,401,441
Shares outstanding – Institutional Class	1,135,881
Net asset value per share – Institutional Class	$12.68
Net assets – Investor Class	$110,554,482
Shares outstanding – Investor Class	8,579,807
Net asset value per share – Investor Class	$12.89

Total investments, at cost	$123,037,083

Securities on loan, at value	$13,707,946

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2011	Wells Fargo Advantage Large Company Value Fund	15

Investment income
Dividends*	$2,542,298
Securities lending income, net	39,365
Income from affiliated securities	5,592

Total investment income	2,587,255

Expenses
Advisory fee	819,926
Administration fees
Fund level	63,071
Class A	1,549
Class C	1,291
Administrator Class	1,395
Institutional Class	7,529
Investor Class	377,006
Shareholder servicing fees
Class A	1,489
Class C	1,241
Administrator Class	3,230
Investor Class	285,152
Distribution fees
Class C	3,724
Custody and accounting fees	21,411
Professional fees	29,982
Registration fees	72,456
Shareholder report expenses	9,282
Trustees’ fees and expenses	14,298
Other fees and expenses	6,399

Total expenses	1,720,431
Less: Fee waivers and/or expense reimbursements	(111,057)

Net expenses	1,609,374

Net investment income	977,881

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	4,434,553
Net change in unrealized gains (losses) on investments	11,459,595

Net realized and unrealized gains (losses) on investments	15,894,148

Net increase in net assets resulting from operations	$16,872,029

* Net of foreign withholding taxes of	$3,741

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Company Value Fund	Statements of Changes in Net Assets

	Year Ended July 31, 2011		Year Ended July 31, 2010

Operations
Net investment income		$977,881		$805,546
Net realized gains on investments		4,434,553		1,795,327
Net change in unrealized gains (losses) on investments		11,459,595		11,486,042

Net increase in net assets resulting from operations		16,872,029		14,086,915

Distributions to shareholders from
Net investment income
Class A		(1,998)		(2,502)
Class C		(323)		(598)
Administrator Class		(5,162)		(2,888)
Institutional Class		(47,434)		(116)
Investor Class		(468,824)		(844,039)

Total distributions to shareholders		(523,741)		(850,143)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	46,394	583,401	21,451	242,295
Class C	8,302	105,538	12,026	135,562
Administrator Class	1,020,192	11,899,540	15,421	164,692
Institutional Class	1,178,928	14,101,121	0	0
Investor Class	528,969	6,737,077	493,140	5,676,159

		33,426,677		6,218,708

Reinvestment of distributions
Class A	169	1,998	221	2,502
Class C	21	261	52	591
Administrator Class	310	3,721	250	2,826
Institutional Class	3,911	47,434	10	116
Investor Class	36,075	436,265	68,367	787,049

		489,679		793,084

Payment for shares redeemed
Class A	(28,394)	(357,049)	(5,632)	(65,179)
Class C	(7,171)	(85,115)	(527)	(6,203)
Administrator Class	(993,961)	(11,762,472)	(8,367)	(92,537)
Institutional Class	(47,746)	(616,491)	0	0
Investor Class	(1,618,749)	(20,465,218)	(1,570,733)	(17,847,268)

		(33,286,345)		(18,011,187)

Net increase (decrease) in net assets resulting from capital share transactions		630,011		(10,999,395)

Total increase in net assets		16,978,299		2,237,377

Net assets
Beginning of period		109,799,656		107,562,279

End of period		$126,777,955		$109,799,656

Undistributed net investment income		$377,378		$7,382

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Company Value Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2011	2010	2009	2008[1]
Net asset value, beginning of period	$11.04	$9.84	$14.43	$14.92
Net investment income	0.12	0.09	0.17 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	1.51	1.21	(3.39)	(0.51)

Total from investment operations	1.63	1.30	(3.22)	(0.43)
Distributions to shareholders from
Net investment income	(0.06)	(0.10)	(0.24)	(0.06)
Net realized gains	0.00	0.00	(1.13)	0.00

Total distributions to shareholders	(0.06)	(0.10)	(1.37)	(0.06)
Net asset value, end of period	$12.61	$11.04	$9.84	$14.43
Total return[3]	14.77%	13.22%	(21.52)%	(2.92)%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.42%	1.52%	1.37%
Net expenses	1.25%	1.25%	1.23%	1.25%
Net investment income	0.74%	0.74%	1.85%	1.55%
Supplemental data
Portfolio turnover rate	35%	42%	61%	71%
Net assets, end of period (000’s omitted)	$642	$362	$165	$14

1.	For the period from March 31, 2008 (commencement of class operations) to July 31, 2008.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Company Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2011	2010	2009	2008[1]
Net asset value, beginning of period	$11.26	$10.03	$14.66	$15.17
Net investment income	0.01	0.03	0.06 [2]	0.04 [2]
Net realized and unrealized gains (losses) on investments	1.55	1.22	(3.40)	(0.52)

Total from investment operations	1.56	1.25	(3.34)	(0.48)
Distributions to shareholders from
Net investment income	(0.01)	(0.02)	(0.16)	(0.03)
Net realized gains	0.00	0.00	(1.13)	0.00

Total distributions to shareholders	(0.01)	(0.02)	(1.29)	(0.03)
Net asset value, end of period	$12.81	$11.26	$10.03	$14.66
Total return[3]	13.85%	12.47%	(22.07)%	(3.17)%
Ratios to average net assets (annualized)
Gross expenses	2.08%	2.17%	2.23%	2.12%
Net expenses	2.00%	2.00%	1.97%	2.00%
Net investment income	0.04%	0.02%	0.69%	0.78%
Supplemental data
Portfolio turnover rate	35%	42%	61%	71%
Net assets, end of period (000’s omitted)	$513	$438	$274	$10

1.	For the period from March 31, 2008 (commencement of class operations) to July 31, 2008.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Company Value Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.08	$9.87	$14.43	$17.09	$16.76
Net investment income	0.11	0.12 [1]	0.31 [1]	0.33 [1]	0.38 [1]
Net realized and unrealized gains (losses) on investments	1.56	1.22	(3.49)	(1.46)	1.51

Total from investment operations	1.67	1.34	(3.18)	(1.13)	1.89
Distributions to shareholders from
Net investment income	(0.07)	(0.13)	(0.25)	(0.34)	(0.38)
Net realized gains	0.00	0.00	(1.13)	(1.19)	(1.18)

Total distributions to shareholders	(0.07)	(0.13)	(1.38)	(1.53)	(1.56)
Net asset value, end of period	$12.68	$11.08	$9.87	$14.43	$17.09
Total return	15.12%	13.53%	(21.20)%	(7.48)%	11.45%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.24%	1.30%	1.21%	1.24%
Net expenses	0.96%	0.96%	0.95%	0.96%	0.96%
Net investment income	1.93%	1.12%	2.56%	2.05%	2.16%
Supplemental data
Portfolio turnover rate	35%	42%	61%	71%	18%
Net assets, end of period (000’s omitted)	$667	$289	$185	$2,405	$3,489

1.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Company Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2011	2010	2009	2008[1]
Net asset value, beginning of period	$11.08	$9.86	$14.43	$14.92
Net investment income	0.14	0.14	0.26 [2]	0.10 [2]
Net realized and unrealized gains (losses) on investments	1.54	1.23	(3.42)	(0.52)

Total from investment operations	1.68	1.37	(3.16)	(0.42)
Distributions to shareholders from
Net investment income	(0.08)	(0.15)	(0.28)	(0.07)
Net realized gains	0.00	0.00	(1.13)	0.00

Total distributions to shareholders	(0.08)	(0.15)	(1.41)	(0.07)
Net asset value, end of period	$12.68	$11.08	$9.86	$14.43
Total return[3]	15.36%	13.76%	(21.07)%	(2.82)%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.96%	1.06%	0.91%
Net expenses	0.75%	0.75%	0.75%	0.75%
Net investment income	1.12%	1.28%	2.64%	2.02%
Supplemental data
Portfolio turnover rate	35%	42%	61%	71%
Net assets, end of period (000’s omitted)	$14,401	$9	$8	$10

1.	For the period from March 31, 2008 (commencement of class operations) to July 31, 2008.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Large Company Value Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,
Investor Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.28	$10.05	$14.67	$17.35	$16.99
Net investment income	0.09	0.08	0.21 [1]	0.28 [1]	0.29 [1]
Net realized and unrealized gains (losses) on investments	1.57	1.23	(3.48)	(1.50)	1.56

Total from investment operations	1.66	1.31	(3.27)	(1.22)	1.85
Distributions to shareholders from
Net investment income	(0.05)	(0.08)	(0.22)	(0.27)	(0.31)
Net realized gains	0.00	0.00	(1.13)	(1.19)	(1.18)

Total distributions to shareholders	(0.05)	(0.08)	(1.35)	(1.46)	(1.49)
Net asset value, end of period	$12.89	$11.28	$10.05	$14.67	$17.35
Total return	14.75%	13.06%	(21.53)%	(7.84)%	11.04%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.52%	1.63%	1.52%	1.51%
Net expenses	1.32%	1.35%	1.35%	1.37%	1.37%
Net investment income	0.74%	0.70%	2.05%	1.71%	1.62%
Supplemental data
Portfolio turnover rate	35%	42%	61%	71%	18%
Net assets, end of period (000’s omitted)	$110,554	$108,703	$106,931	$151,546	$196,291

1.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Large Company Value Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Large Company Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Notes to Financial Statements	Wells Fargo Advantage Large Company Value Fund	23

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

24	Wells Fargo Advantage Large Company Value Fund	Notes to Financial Statements

Temporary differences do not require reclassifications. At July 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$(84,144)	$84,144

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of July 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $17,119,743 with $7,073,671 expiring in 2017 and $10,046,072 expiring in 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements	Wells Fargo Advantage Large Company Value Fund	25

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$123,036,762	$0	$0	$123,036,762
Short-term investments
Corporate bonds and notes	0	0	258,422	258,422
Investment companies	1,950,589	13,991,960	0	15,942,549
	$124,987,351	$13,991,960	$258,422	$139,237,733

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate bonds and notes
Balance as of July 31, 2010	$325,050
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	53,086
Purchases	0
Sales	(119,714)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of July 31, 2011	$258,422
Change in unrealized gains (losses) relating to securities still held at July 31, 2011	$(5,911)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Phocas Financial Corporation is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.29% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer

26	Wells Fargo Advantage Large Company Value Fund	Notes to Financial Statements

agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $507 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011, were $42,357,781 and $44,170,512, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 were as follows:

	Year ended July 31,
	2011	2010
Ordinary Income	$523,741	$850,143

Notes to Financial Statements	Wells Fargo Advantage Large Company Value Fund	27

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$377,378	$12,228,125	$(17,119,743)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

10. SUBSEQUENT EVENT

Effective at the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage Disciplined Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Disciplined Value Fund for 27,797,625 shares of the Fund valued at $315,475,765 at an exchange ratio of 1.00, 0.97, 0.99, 0.99 and 0.97 for Class A, Class C, Administrator Class, Institutional Class and Investor Class, respectively. Shareholders holding Class A, Class C, Administrator Class, Institutional Class and Investor Class shares of Wells Fargo Advantage Disciplined Value Fund received Class A, Class C, Administrator Class, Institutional Class and Investor Class shares, respectively, of the Fund in the reorganization. The investment portfolio of Wells Fargo Advantage Disciplined Value Fund with a fair value of $310,613,015, identified cost of $304,029,936 and unrealized appreciation of $6,583,079 at August 26, 2011 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Disciplined Value Fund and the Fund immediately prior to the acquisition were $315,475,765 and $113,518,809, respectively. The aggregate net assets of the Fund immediately after the acquisition were $428,994,574. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Disciplined Value Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

28	Wells Fargo Advantage Large Company Value Fund	Notes to Financial Statements

Assuming the acquisition had been completed August 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2011 would have been:

Net investment income	$6,593,709
Net realized and unrealized gains (losses) on investments	$73,932,038
Net increase in net assets resulting from operations	$80,525,747

11. SUBSEQUENT DISTRIBUTIONS

On September 26, 2011, the Fund declared distributions from net investment income to shareholders of record on September 23, 2011. The per share amounts payable on September 27, 2011 were as follows:

Net Investment Income
Class A	$0.01127
Class C	0.00491
Administrator Class	0.01293
Institutional Class	0.01496
Investor Class	0.00713

These distributions are not reflected in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Large Company Value Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Large Company Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Company Value Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

30

Wells Fargo Advantage Large Company Value Fund

Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31,
2011.

Pursuant to Section 854 of the Internal Revenue Code, $523,741 of income dividends paid during the fiscal year ended July 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $1,145 has been designated as interest-related dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly,
30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A
description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at
www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

Other Information (Unaudited)

Wells Fargo Advantage Large Company Value Fund

31

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the
Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust,
Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Peter G. Gordon (Born 1942)

Trustee, since 1998; Chairman, since 2005

Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College

Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)

Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth
Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of
Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)

Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms.
Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)

Trustee, since 2010

Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director,
Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation
Trust

David F. Larcker (Born 1950)

Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research
Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust

Olivia S. Mitchell (Born 1953)

Trustee, since 2006

International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the
University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University
Professor from 1978 to 1993.

Asset Allocation Trust

32

Wells Fargo Advantage Large Company Value Fund

Other Information (Unaudited)

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Timothy J. Penny (Born 1951)

Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute
Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

Michael S. Scofield (Born 1943)

Trustee, since 2010

Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s
Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman,
Branded Media Corporation (multi-media branding company).

Asset Allocation Trust

Donald C. Willeke (Born 1940)

Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust

Officers

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)

President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and
Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)

Secretary, since 2000; Chief Legal Counsel, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank,
N.A. since 1996.

Kasey Phillips (Born 1970)

Treasurer, since 2008

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)

Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to
2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)

Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Debra Ann Early (Born 1964)

Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007.
Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.
The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)

Wells Fargo Advantage Large Company Value Fund

33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and
Large Company Value Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Large Company Value Fund.)

Each year, as required by
Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC
(“Funds Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund and Large Company Value Fund (collectively, the “Funds”);
(ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund and Disciplined Value Fund; (iii) an
investment sub-advisory agreement with Metropolitan West Capital Management, LLC (“Met West”) for the Intrinsic Value Fund; (iv) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Large
Cap Core Fund; and (v) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management, Met West, Golden and Phocas (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and continuation of the Advisory Agreements.
Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds
Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The
Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the
Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

34

Wells Fargo Advantage Large Company Value Fund

Other Information (Unaudited)

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds
Management and the respective Sub-Adviser.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Core Equity Fund and the Intrinsic Value Fund was higher than the median performance of the Universe for all periods under review. The Board also noted that the longer-term performance of the Disciplined U.S. Core Fund was higher than or in range of the median performance of the Universe and the more recent performance was lower than the median performance of the Universe. The Board noted that the Large Company Value Fund’s performance was higher than the median performance of the Universe for the three- and five-year periods and lower than the median performance of the Universe for the one- and ten-year periods. The Board also noted that the performance of each of the Classic Value Fund, the Disciplined Value Fund and the Large Cap Core Fund was in range of or lower than the median performance of the Universe for all periods under review.

The Board noted that the performance of each of the Funds, except the Disciplined U.S. Core Fund and the Large Company Value Fund,
warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Funds relative to the Universe. The Board received a report that showed that (i) the
Classic Value Fund, Core Equity Fund and Large Cap Core Fund outperformed their benchmarks in the fourth quarter of 2010; (ii) the Classic Value Fund, Core Equity Fund and the Intrinsic Value Fund had experienced a change in their respective investment management team within the last year and (iii) the investment performance of the Disciplined Value Fund and the Intrinsic Value Fund was being appropriately monitored. The Board was satisfied that Funds Management and the Sub-Advisers were taking appropriate actions with respect to each Fund’s investment performance and requested continued reports on the performance of each of the Funds.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the
Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory
Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the
“Net Advisory Rates”).

Other Information (Unaudited)

Wells Fargo Advantage Large Company Value Fund

35

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates
with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s
Expense Group. The Board also noted that the Advisory Agreement Rates for the Investor Class and Class A of the Classic Value Fund, Core Equity Fund, the Intrinsic Value Fund, the Large Cap Core and the Large Company Value Fund were higher than the median rate of each Fund’s Expense Group. The Board further noted that the Advisory Agreement Rates for the Investor Class and Class A of the Disciplined U.S. Core Fund and Disciplined Value Fund were in range of or not appreciably higher than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Funds were in range of, not appreciably higher or lower than the median rates of each Fund’s respective Expense Group, except for the Classic
Value Fund (Class A) and Core Equity Fund (Class A). The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’ expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the
Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, Met West and Golden, because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to Phocas, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Phocas had been negotiated by Funds Management on an arm’s-length basis and that their profitability from their relationship with the Large Company Value Fund was not a material factor in determining whether to renew the agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the
Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits

36

Wells Fargo Advantage Large Company Value Fund

Other Information (Unaudited)

could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds
Management’s and each Sub-Adviser’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the
Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and each Sub-Adviser annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After
considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations

Wells Fargo Advantage Large Company Value Fund

37

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG
— Association of Bay Area Governments

ACB
— Agricultural Credit Bank

ADR
— American Depositary Receipt

ADS
— American Depository Shares

AGC-ICC
— Assured Guaranty Corporation - Insured Custody Certificates

AGM
— Assured Guaranty Municipal

AMBAC
— American Municipal Bond Assurance Corporation

AMT
— Alternative Minimum Tax

ARM
— Adjustable Rate Mortgages

AUD
— Australian Dollar

BAN
— Bond Anticipation Notes

BART
— Bay Area Rapid Transit

BHAC
— Berkshire Hathaway Assurance Corporation

BRL
— Brazil Real

CAD
— Canadian Dollar

CCAB
— Convertible Capital Appreciation Bond

CDA
— Community Development Authority

CDO
— Collateralized Debt Obligation

CDSC
— Contingent Deferred Sales Charge

CGIC
— Capital Guaranty Insurance Company

CGY
— Capital Guaranty Corporation

CHF
— Swiss Franc

CIFG
— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee

COP
— Certificate of Participation

CP
— Commercial Paper

CR
— Custody Receipts

CTF
— Common Trust Fund

DEM
— Deutsche Mark

DKK
— Danish Krone

DRIVER
— Derivative Inverse Tax-Exempt Receipts

DW&P
— Department of Water & Power

DWR
— Department of Water Resources

ECFA
— Educational & Cultural Facilities Authority

EDFA
— Economic Development Finance Authority

ETET
— Eagle Tax-Exempt Trust

ETF
— Exchange-Traded Fund

EUR
— Euro

FFCB
— Federal Farm Credit Bank

FGIC
— Financial Guaranty Insurance Corporation

FHA
— Federal Housing Authority

FHAG
— Federal Housing Agency

FHLB
— Federal Home Loan Bank

FHLMC
— Federal Home Loan Mortgage Corporation

FNMA
— Federal National Mortgage Association

FRF
— French Franc

FSA
— Farm Service Agency

GBP
— Great British Pound

GDR
— Global Depositary Receipt

GNMA
— Government National Mortgage Association

GO
— General Obligation

HCFR
— Healthcare Facilities Revenue

HEFA
— Health & Educational Facilities Authority

HEFAR
— Higher Education Facilities Authority Revenue

HFA
— Housing Finance Authority

HFFA
— Health Facilities Financing Authority

HKD
— Hong Kong Dollar

HUD
—  Housing & Urban Development

HUF
— Hungarian Forint

IBC
— Insured Bond Certificate

IDA
— Industrial Development Authority

IDAG
— Industrial Development Agency

IDR
— Industrial Development Revenue

IEP
— Irish Pound

JPY
— Japanese Yen

KRW
— Republic of Korea Won

LIBOR
— London Interbank Offered Rate

LLC
— Limited Liability Company

LLP
— Limited Liability Partnership

LOC
— Letter of Credit

LP
— Limited Partnership

MBIA
— Municipal Bond Insurance Association

MFHR
— Multi-Family Housing Revenue

MFMR
— Multi-Family Mortgage Revenue

MMD
— Municipal Market Data

MSTR
— Municipal Securities Trust Receipts

MTN
— Medium Term Note

MUD
— Municipal Utility District

MXN
— Mexican Peso

MYR
— Malaysian Ringgit

NATL-RE
— National Public Finance Guarantee Corporation

NLG
— Netherlands Guilder

NOK
— Norwegian Krone

NZD
— New Zealand Dollar

PCFA
— Pollution Control Finance Authority

PCR
— Pollution Control Revenue

PFA
— Public Finance Authority

PFFA
— Public Facilities Financing Authority

PFOTER
— Puttable Floating Option Tax-Exempt Receipts

plc
— Public Limited Company

PLN
— Polish Zloty

PSFG
— Public School Fund Guaranty

PUTTER
— Puttable Tax-Exempt Receipts

R&D
— Research & Development

RDA
— Redevelopment Authority

RDFA
— Redevelopment Finance Authority

REIT
— Real Estate Investment Trust

RIB
— Residual Interest Bond

ROC
— Reset Option Certificates

SAVRS
— Select Auction Variable Rate Securities

SEK
— Swedish Krona

SFHR
— Single Family Housing Revenue

SFMR
— Single Family Mortgage Revenue

SGD
— Singapore Dollar

SKK
— Slovakian Koruna

SLMA
— Student Loan Marketing Association

SPDR
— Standard & Poor’s Depositary Receipts

STIT
— Short-Term Investment Trust

TAN
— Tax Anticipation Notes

TBA
— To Be Announced

TIPS
— Treasury Inflation-Protected Securities

TRAN
— Tax Revenue Anticipation Notes

TCR
— Transferable Custody Receipts

TRY
— Turkish Lira

TTFA
— Transportation Trust Fund Authority

USD
— Unified School District

XLCA
— XL Capital Assurance

ZAR
—  South African Rand

This page is intentionally left
blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail:
wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage
Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call
1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about
Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of
Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC
INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204791 09-11 A210/AR210 7-11

Wells Fargo Advantage Omega
Growth Fund

Annual Report

July 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any
forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells
Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932

Keystone creates one of the first mutual fund families.

1971

Wells Fargo & Company introduces one of the first institutional index funds.

1978

Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984

Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989

The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994

Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996

Evergreen Investments and Keystone Funds merge.

1997

Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999

Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002

Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005

The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United
States.

2006

Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010

The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage
Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides
institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is
built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives,
risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the
Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow
Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow
Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY
LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual
report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds

Asia Pacific Fund

Global Opportunities Fund

Premier Large Company Growth Fund

C&B Large Cap Value Fund

Growth Fund

Small Cap Opportunities Fund

C&B Mid Cap Value Fund

Health Care Fund

Small Cap Value Fund

Capital Growth Fund

Index Fund

Small Company Growth Fund

Common Stock Fund

International Equity Fund

Small Company Value Fund

Disciplined U.S. Core Fund

International Value Fund

Small/Mid Cap Core Fund

Discovery Fund†

Intrinsic Small Cap Value Fund

Small/Mid Cap Value Fund

Diversified Equity Fund

Intrinsic Value Fund

Social Sustainability Fund†

Diversified International Fund

Intrinsic World Equity Fund

Special Mid Cap Value Fund

Diversified Small Cap Fund

Large Cap Core Fund

Special Small Cap Value Fund

Emerging Growth Fund

Large Cap Growth Fund

Specialized Technology Fund

Emerging Markets Equity Fund

Large Company Value Fund

Strategic Large Cap Growth Fund

Endeavor Select Fund†

Omega Growth Fund

Traditional Small Cap Growth Fund

Enterprise Fund†

Opportunity Fund†

Utility and Telecommunications Fund

Equity Value Fund

Precious Metals Fund

Bond Funds

Adjustable Rate Government Fund

Inflation-Protected Bond Fund

Short-Term Bond Fund

California Limited-Term Tax-Free Fund

Intermediate Tax/AMT-Free Fund

Short-Term High Yield Bond Fund

California Tax-Free Fund

International Bond Fund

Short-Term Municipal Bond Fund

Colorado Tax-Free Fund

Minnesota Tax-Free Fund

Strategic Municipal Bond Fund

Government Securities Fund

Municipal Bond Fund

Total Return Bond Fund

High Income Fund

North Carolina Tax-Free Fund

Ultra Short-Term Income Fund

High Yield Bond Fund

Pennsylvania Tax-Free Fund

Ultra Short-Term Municipal Income Fund

Income Plus Fund

Short Duration Government Bond Fund

Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund

WealthBuilder Equity Portfolio†

Target 2020 Fund†

Conservative Allocation Fund

  WealthBuilder Growth Allocation
Portfolio†

Target 2025 Fund†

Diversified Capital Builder Fund

  WealthBuilder Growth Balanced
Portfolio†

Target 2030 Fund†

Diversified Income Builder Fund

  WealthBuilder Moderate Balanced
Portfolio†

Target 2035 Fund†

Growth Balanced Fund

  WealthBuilder Tactical Equity
Portfolio†

Target 2040 Fund†

Index Asset Allocation Fund

Target Today Fund†

Target 2045 Fund†

Moderate Balanced Fund

Target 2010 Fund†

Target 2050 Fund†

  WealthBuilder Conservative Allocation
Portfolio†

Target 2015 Fund†

Target 2055 Fund†

Money Market Funds

100% Treasury Money Market Fund

Minnesota Money Market Fund

New Jersey Municipal Money Market Fund

California Municipal Money Market Fund

Money Market Fund

New York Municipal Money Market Fund

Cash Investment Money Market Fund

Municipal Cash Management Money Market Fund

Pennsylvania Municipal Money Market Fund

Government Money Market Fund

Municipal Money Market Fund

Prime Investment Money Market Fund

Heritage Money Market Fund†

National Tax-Free Money Market Fund

Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Discovery Fund†

VT Intrinsic Value Fund

VT Small Cap Growth Fund

VT Index Asset Allocation Fund

VT Omega Growth Fund

VT Small Cap Value Fund

VT International Equity Fund

VT Opportunity Fund†

VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.
The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells
Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM,
Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability
FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM,
Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage
WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones
Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo
Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025
FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow
Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells
Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050
FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage
Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells
Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund,
WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio,
Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and
VT Opportunity Fund, respectively.

Not part of
the annual report.

2

Wells Fargo Advantage Omega Growth Fund

Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been
the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Omega Growth Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary
result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually
adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Letter to Shareholders

Wells Fargo Advantage Omega Growth Fund

3

Despite inflation concerns, the Federal Reserve focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices. Yet, core inflation remained fairly mild by historical standards, particularly in the absence of healthy wage gains. Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June 2011 surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All
things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500
Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles.

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.
The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4

Wells Fargo Advantage Omega Growth Fund

Letter to Shareholders

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)

Wells Fargo Advantage Omega Growth Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Thomas J. Pence, CFA

Michael
T. Smith, CFA

FUND INCEPTION

April 29, 1968

12 MONTH TOTAL RETURN AS OF JULY 31, 2011

Class A (Excluding Sales Charges)

27.17%

  Russell 3000®
Growth Index[1]

25.12%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 1.38% and 1.30%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 3000® Growth Index measures the performance of those Russell
3000 Growth Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000®
Growth Index or the Russell 2000® Growth Index. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Omega Growth Fund Class A shares for the most recent ten years with the
Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Omega Growth Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

Effective stock selection—particularly in the consumer discretionary, health care and energy sectors—enabled the Fund’s Class A shares, excluding sales charges, to outperform its benchmark, the Russell 3000 Growth Index, for the 12-month period that ended July 31, 2011.

■

  A slow but steady U.S. economic recovery helped to overcome numerous market risks, allowing the equity market to deliver impressive returns for the
12-month period that ended July 31, 2011.

■

While the macroeconomic environment continues to challenge bottom-up stock pickers, we remain committed to our fundamental, “surround the company” research process and to maintaining an appropriate balance between risk and return.

The
period was marked by strong—but uneven—market performance.

The equity market posted double-digit returns for the period, but the market’s solid performance belies the uneven path that it followed as investors faced a variety of global and domestic challenges.

A strong
market rally began in late August 2010—when the Federal Reserve first hinted at a second round of quantitative easing (QE2)—and, for the most part, continued through April 2011. In addition to QE2, continued strength in corporate earnings and growing optimism regarding the sustainability of the U.S. economic recovery helped fuel the market’s advance. Consumer spending picked up, manufacturing activity accelerated and even the employment picture showed signs of improvement.
However, the market lost ground in May, June and July 2011 amid mounting evidence that the economy had entered a soft patch due to high energy prices and global supply disruptions from the natural disasters in Japan. Concerns about Europe’s sovereign debt crisis, slowing growth in China, the U.S. debt-ceiling debate and other issues also weighed on the market. With investor confidence shaken, market volatility and uncertainty re-emerged as dominant themes.

Effective stock selection drove the Fund’s outperformance.

The Fund outperformed its benchmark, the Russell 3000 Growth Index, for the period. Bottom-up, “surround the company” research is the hallmark of our investment philosophy and process, so we were therefore pleased to see that effective stock selection was the primary driver of the Fund’s outperformance. Key individual contributors included consumer discretionary companies priceline.com Incorporated and Amazon.com Incorporated;
information technology (IT) companies Apple Incorporated and TIBCO Software Incorporated; auto manufacturers or suppliers Daimler AG, BorgWarner Incorporated, and TRW Automotive Holdings Corporation; and energy firms Concho Resources Incorporated and Brigham Exploration Company. In contrast, networking company Ciena Corporation and LED manufacturer Rubicon Technology Incorporated were notable performance detractors.

We strive to ensure that sector and industry allocations are always a by-product of our bottom-up stock selection process. We are, however, aware of the sector composition of the benchmark. The Fund’s overweight position to the consumer discretionary and health care sectors and its underweight to consumer staples contributed to relative performance during the period. Conversely, the Fund’s positioning in the financials and materials sectors detracted slightly from relative performance.

Performance Highlights (Unaudited)

Wells Fargo Advantage Omega Growth Fund

7

Stock selection should be increasingly important as the recovery matures.

SECTOR DISTRIBUTION[3] (AS OF JULY 31,
2011)

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31,
2011)

Apple Incorporated

6.47%

Kansas City Southern

2.44%

Oracle Corporation

2.33%

Baker Hughes Incorporated

2.28%

Transdigm Group Incorporated

2.27%

Amazon.com Incorporated

2.25%

priceline.com Incorporated

2.07%

Visa Incorporated Class A

2.04%

Dick’s Sporting Goods Incorporated

1.96%

Airgas Incorporated

1.96%

We continue to expect a slow but steady U.S. economic recovery. As we saw in the spring of 2010, we believe that recent macroeconomic headwinds will prove transitory as liquidity is likely to remain robust and monetary policy is likely to remain accommodative for the foreseeable future. Most important, as macro fears begin to recede, investors are apt to refocus on the powerful commonality between 2010 and 2011—healthy corporate earnings growth, as evidenced by the fact that nearly 90% of the Fund’s holdings met or beat consensus earnings estimates during the latest reporting period. In many cases, we believe equity valuations do not appear to fully reflect this fundamental strength.

At the same time, as the recovery
matures, we believe we have reached an inflection point where companies with high levels of organic growth are becoming scarcer—and, as a result, more valuable. Our bottom-up, “surround the company” approach to stock selection is well-suited to identifying such secular growth opportunities. In the IT sector, for example, we see tremendous innovation in areas such as cloud computing, virtualization, and mobile devices. In health care, we see promising new drugs coming to market and cost-saving measures being implemented. We see burgeoning consumer markets in a number of emerging economies. Companies that are poised to benefit from these and other secular trends should be able to generate strong revenue growth—which is, in our view, a critical driver of outperformance.

We will continue to execute with discipline and
precision.

We often highlight the importance of executing our bottom-up investment process with discipline and precision. Regardless of the market environment, we will continue to seek companies with superior earnings growth and attractive valuations, and we will weight individual positions based on our research conviction. Our experience has consistently shown that the rewards of such diligent portfolio construction tend to be most disproportionate following periods of extreme disconnections—as we have witnessed in recent months. In effect, we believe that the portfolio is well positioned going forward.

3.
Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

4.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

8

Wells Fargo Advantage Omega Growth Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (EKOAX)

04/29/1968

(4.53
)

19.85

8.77

4.01

1.30

27.17

10.07

4.63

1.38%

1.30%

Class B (EKOBX)**

08/02/1993

(4.07
)

21.23

8.97

4.10

0.93

26.23

9.25

4.10

2.13%

2.05%

Class C (EKOCX)

08/02/1993

(0.08
)

25.25

9.26

3.87

0.92

26.25

9.26

3.87

2.13%

2.05%

Class R (EKORX)

10/10/2003

1.18

26.89

9.81

4.39

1.63%

1.55%

Administrator Class (EOMYX)

01/13/1997

1.43

27.47

10.35

4.91

1.22%

1.05%

Institutional Class (EKONX)

07/30/2010

1.53

27.80

10.41

4.94

0.95%

0.80%

Russell 3000 Growth Index

3.28

25.12

5.56

2.60

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site –
www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the
maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class and Institutional Class are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values
fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading, foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for Class R shares prior to their inception reflects the performance of the Class A shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Omega Fund.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses

Wells Fargo Advantage Omega Growth Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 02-01-2011

Ending Account Value 07-31-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,012.96

$
6.49

1.30
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.35

$
6.51

1.30
%

Class B

Actual

$
1,000.00

$
1,009.26

$
10.21

2.05
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.63

$
10.24

2.05
%

Class C

Actual

$
1,000.00

$
1,009.24

$
10.21

2.05
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.63

$
10.24

2.05
%

Class R

Actual

$
1,000.00

$
1,011.82

$
7.73

1.55
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.11

$
7.75

1.55
%

Administrator Class

Actual

$
1,000.00

$
1,014.32

$
5.24

1.05
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.59

$
5.26

1.05
%

Institutional Class

Actual

$
1,000.00

$
1,015.32

$
4.00

0.80
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.83

$
4.01

0.80
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Omega Growth Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Common Stocks: 98.74%

Consumer Discretionary: 17.37%

Auto Components: 5.18%

BorgWarner Incorporated†«

149,200

$
11,879,304

Johnson Controls Incorporated«

243,100

8,982,545

TRW Automotive Holdings Corporation†«

134,415

6,783,925

WABCO Holdings Incorporated†

162,700

10,258,235

37,904,009

Hotels, Restaurants & Leisure: 1.02%

Starbucks Corporation

186,820

7,489,614

Household Durables: 1.34%

Tempur-Pedic International Incorporated†

135,700

9,771,757

Internet & Catalog Retail: 4.32%

Amazon.com Incorporated†

73,900

16,444,228

priceline.com Incorporated†

28,200

15,161,730

31,605,958

Media: 2.64%

CBS Corporation Class B

423,700

11,596,669

National CineMedia Incorporated

525,702

7,743,590

19,340,259

Specialty Retail: 2.87%

Dick’s Sporting Goods Incorporated†

388,300

14,367,100

Williams-Sonoma Incorporated

179,000

6,626,580

20,993,680

Energy: 15.04%

Energy Equipment & Services: 6.98%

Baker Hughes Incorporated

215,200

16,652,176

Complete Production Services Incorporated†«

208,200

8,094,816

Halliburton Company

250,200

13,693,446

Oil States International Incorporated†«

156,600

12,637,620

51,078,058

Oil, Gas & Consumable Fuels: 8.06%

Brigham Exploration Company†«

341,800

10,869,240

Concho Resources Incorporated†

92,119

8,620,496

Newfield Exploration Company†

195,214

13,161,328

Pioneer Natural Resources Company«

146,300

13,604,437

SandRidge Energy Incorporated†«

1,100,200

12,674,304

58,929,805

Financials: 5.38%

Capital Markets: 1.41%

LPL Investment Holdings Incorporated†

48,802

1,612,906

Portfolio of Investments—July 31, 2011

Wells Fargo Advantage Omega Growth Fund

11

Security Name

Shares

Value

Capital Markets (continued)

TD Ameritrade Holding Corporation

474,400

$
8,709,984

10,322,890

Commercial Banks: 0.84%

Itau Unibanco Holding SA«

301,200

6,135,444

Consumer Finance: 3.13%

MasterCard Incorporated

26,300

7,975,475

Visa Incorporated Class A«

174,900

14,960,946

22,936,421

Health Care: 11.18%

Biotechnology: 1.63%

Alexion Pharmaceuticals Incorporated†

210,450

11,953,560

Health Care Equipment & Supplies: 1.98%

Alere Incorporated†«

248,600

7,331,214

Sirona Dental Systems Incorporated†

140,907

7,127,076

14,458,290

Health Care Providers & Services: 4.03%

Cardinal Health Incorporated

207,500

9,080,200

Healthspring Incorporated†

230,746

9,469,816

Laboratory Corporation of America Holdings†«

120,300

10,918,428

29,468,444

Health Care Technology: 1.47%

Cerner Corporation†«

161,700

10,751,433

Life Sciences Tools & Services: 2.07%

Bruker BioSciences Corporation†

407,700

7,020,594

Illumina Incorporated†

130,000

8,118,500

15,139,094

Industrials: 16.36%

Aerospace & Defense: 5.22%

Embraer SA ADR«

304,400

8,985,888

Precision Castparts Corporation«

78,300

12,636,054

Transdigm Group Incorporated†

184,000

16,572,880

38,194,822

Electrical Equipment: 2.59%

ABB Limited ADR

357,500

8,558,550

TE Connectivity Limited

301,700

10,387,531

18,946,081

Machinery: 2.41%

AGCO Corporation†

148,700

7,051,354

Cummins Incorporated

101,105

10,603,892

17,655,246

12	Wells Fargo Advantage Omega Growth Fund	Portfolio of Investments—July 31, 2011

Security Name	Shares	Value

Professional Services: 0.83%
Manpower Incorporated	119,741	$6,049,315

Road & Rail: 3.70%
Hertz Global Holdings Incorporated†	651,900	9,172,233
Kansas City Southern†	301,100	17,870,285

		27,042,518

Trading Companies & Distributors: 1.61%
Wesco International Incorporated†«	232,600	11,790,494

Information Technology: 27.90%

Communications Equipment: 3.38%
Acme Packet Incorporated†	161,100	9,492,012
Ciena Corporation†«	352,000	5,441,920
F5 Networks Incorporated†	31,400	2,935,272
Juniper Networks Incorporated†	292,100	6,832,219

		24,701,423

Computers & Peripherals: 8.07%
Apple Incorporated†	121,200	47,326,176
EMC Corporation†	450,200	11,741,216

		59,067,392

IT Services: 3.28%
Cognizant Technology Solutions Corporation Class A†	180,700	12,625,509
Gartner Incorporated†	307,426	11,347,094

		23,972,603

Semiconductors & Semiconductor Equipment: 3.39%
ARM Holdings plc ADR	259,900	7,482,521
Atmel Corporation†	578,200	6,996,220
NetLogic Microsystems Incorporated†«	300,067	10,367,315

		24,846,056

Software: 9.78%
Citrix Systems Incorporated†	175,300	12,628,612
Oracle Corporation	558,200	17,069,756
QLIK Technologies Incorporated†	314,674	9,537,769
Red Hat Incorporated†	230,900	9,716,272
Salesforce.com Incorporated†«	86,500	12,517,415
TIBCO Software Incorporated†	386,800	10,072,272

		71,542,096

Materials: 3.75%

Chemicals: 1.96%
Airgas Incorporated	209,000	14,358,300

Containers & Packaging: 1.79%
Crown Holdings Incorporated†«	340,700	13,086,287

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Omega Growth Fund	13

Security Name		Shares	Value

Telecommunication Services: 1.76%

Wireless Telecommunication Services: 1.76%
American Tower Corporation Class A†		245,000	$12,869,850

Total Common Stocks (Cost $617,042,942)			722,401,199

	Yield

Short-Term Investments: 16.75%

Investment Companies: 16.75%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.02%	14,076,704	14,076,704
Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(r)(v)	0.14	108,469,357	108,469,357

Total Short-Term Investments (Cost $122,546,061)			122,546,061

Total Investments in Securities
(Cost $739,589,003)*	115.49%	844,947,260
Other Assets and Liabilities, Net	(15.49)	(113,311,509)

Total Net Assets	100.00%	$731,635,751

†	Non-income earning security.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $739,699,356 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$126,304,471
Gross unrealized depreciation	(21,056,567)

Net unrealized appreciation	$105,247,904

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Omega Growth Fund	Statement of Assets and Liabilities—July 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$722,401,199
In affiliated securities, at value	122,546,061

Total investments, at value (see cost below)	844,947,260
Receivable for investments sold	1,893,281
Receivable for Fund shares sold	2,116,867
Receivable for dividends	179,495
Receivable for securities lending income	47,167
Prepaid expenses and other assets	87,448

Total assets	849,271,518

Liabilities
Payable for investments purchased	6,647,999
Payable for Fund shares redeemed	1,428,542
Payable upon receipt of securities loaned	108,469,357
Advisory fee payable	472,687
Distribution fees payable	68,362
Due to other related parties	197,284
Accrued expenses and other liabilities	351,536

Total liabilities	117,635,767

Total net assets	$731,635,751

NET ASSETS CONSIST OF
Paid-in capital	$630,498,706
Undistributed net investment loss	(41,880)
Accumulated net realized losses on investments	(4,179,332)
Net unrealized gains on investments	105,358,257

Total net assets	$731,635,751

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$584,870,537
Shares outstanding – Class A	15,274,703
Net asset value per share – Class A	$38.29
Maximum offering price per share – Class A2	$40.63
Net assets – Class B	$40,023,060
Shares outstanding – Class B	1,224,594
Net asset value per share – Class B	$32.68
Net assets – Class C	$58,328,507
Shares outstanding – Class C	1,781,196
Net asset value per share – Class C	$32.75
Net assets – Class R	$6,515,326
Shares outstanding – Class R	173,015
Net asset value per share – Class R	$37.66
Net assets – Administrator Class	$41,241,860
Shares outstanding – Administrator Class	1,039,602
Net asset value per share – Administrator Class	$39.67
Net assets – Institutional Class	$656,461
Shares outstanding – Institutional Class	16,505
Net asset value per share – Institutional Class	$39.77

Total investments, at cost	$739,589,003

Securities on loan, at value	$107,017,956

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2011	Wells Fargo Advantage Omega Growth Fund	15

Investment income
Dividends*	$2,974,773
Income from affiliated securities	12,429
Securities lending income, net	425,138

Total investment income	3,412,340

Expenses
Advisory fee	5,045,830
Administration fees
Fund level	342,608
Class A	1,417,916
Class B	122,876
Class C	140,903
Class R	9,658
Administrator Class	34,544
Institutional Class	122
Shareholder servicing fees
Class A	1,361,638
Class B	118,150
Class C	135,484
Class R	9,287
Administrator Class	80,757
Distribution fees
Class B	354,451
Class C	406,451
Class R	9,287
Custody and accounting fees	63,978
Professional fees	44,924
Registration fees	90,118
Shareholder report expenses	146,487
Trustees’ fees and expenses	22,755
Other fees and expenses	96,989

Total expenses	10,055,213
Less: Fee waivers and/or expense reimbursements	(464,504)

Net expenses	9,590,709

Net investment loss	(6,178,369)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	88,497,676
Net change in unrealized gains (losses) on investments	68,137,386

Net realized and unrealized gains (losses) on investments	156,635,062

Net increase in net assets resulting from operations	$150,456,693

* Net of foreign withholding taxes of	$79,833

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Omega Growth Fund	Statements of Changes in Net Assets

	Year Ended		Year Ended		Year Ended
	July 31, 2011		July 31, 2010[1],[2]		September 30, 2009[1]

Operations
Net investment income (loss)		$(6,178,369)		$(2,581,648)		$3,302,572
Net realized gains (losses) on investments		88,497,676		54,533,378		(37,534,588)
Net change in unrealized gains (losses) on investments		68,137,386		(13,918,614)		47,129,070

Net increase in net assets resulting from operations		150,456,693		38,033,116		12,897,054

Distributions to shareholders from
Net investment income
Class A		0		(3,039,360)		0
Class C		0		(38,380)		0
Class R		0		(8,005)		0
Administrator Class		0		(216,128)[3]		0 [3]

Total distributions to shareholders		0		(3,301,873)		0

	Shares		Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	2,838,012	108,395,404	1,246,176	37,921,583	1,974,264	46,728,989
Class B	43,803	1,412,533	29,504	791,682	181,477	3,496,619
Class C	377,592	12,328,185	190,779	5,033,734	412,479	8,601,221
Class R	152,504	5,802,537	34,386	1,022,157	102,631	2,415,251
Administrator Class	539,113	21,056,806	517,528 [3]	16,048,215 [3]	448,507 [3]	11,306,125 [3]
Institutional Class	19,517	801,285	321 [4]	9,990 [4]	NA	NA

		149,796,750		60,827,361		72,548,205

Reinvestment of distributions
Class A	0	0	92,412	2,785,288	0	0
Class C	0	0	1,150	30,010	0	0
Class R	0	0	169	5,026	0	0
Administrator Class	0	0	6,244 [3]	194,202 [3]	0 [3]	0 [3]

		0		3,014,526		0

Payment for shares redeemed
Class A	(2,846,449)	(104,057,586)	(2,231,894)	(68,171,333)	(2,889,525)	(65,971,047)
Class B	(612,477)	(19,638,287)	(361,455)	(9,365,475)	(1,654,614)	(32,558,173)
Class C	(326,730)	(10,231,543)	(247,564)	(6,518,391)	(350,181)	(6,917,725)
Class R	(30,784)	(1,145,524)	(13,102)	(396,992)	(75,911)	(1,804,408)
Administrator Class	(454,709)	(16,181,492)	(672,318)[3]	(20,499,118)[3]	(195,688)[3]	(4,830,031)[3]
Institutional Class	(3,333)	(133,288)	0 [4]	0 [4]	NA	NA

		(151,387,720)		(104,951,309)		(112,081,384)

Net decrease in net assets resulting from capital share transactions		(1,590,970)		(41,109,422)		(39,533,179)

Total increase (decrease) in net assets		148,865,723		(6,378,179)		(26,636,125)

Net assets
Beginning of period		582,770,028		589,148,207		615,784,332

End of period		$731,635,751		$582,770,028		$589,148,207

Undistributed (overdistributed) net investment income (loss)		$(41,880)		$(41,512)		$3,259,162

1.	After at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and the transaction. The information for the periods prior to July 19, 2010 is that of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Class I of the Evergreen Omega Fund became Administrator Class on July 19, 2010.

4.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Omega Growth Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Class A	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$30.11	$28.44	$27.26	$31.44	$25.60	$25.54
Net investment income (loss)	(0.29)	(0.10)[3]	0.18 [3]	0.05 [3]	(0.11)[3]	(0.15)[3]
Net realized and unrealized gains (losses) on investments	8.47	1.96	1.00	(4.23)	5.95	0.21

Total from investment operations	8.18	1.86	1.18	(4.18)	5.84	0.06
Distributions to shareholders from
Net investment income	0.00	(0.19)	0.00	0.00	0.00	0.00
Net asset value, end of period	$38.29	$30.11	$28.44	$27.26	$31.44	$25.60
Total return[4]	27.17%	6.53%	4.33%	(13.30)%	22.81%	0.23%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.35%	1.48%	1.44%	1.46%	1.51%
Net expenses	1.30%	1.34%	1.39%	1.37%	1.40%	1.42%
Net investment income (loss)	(0.80)%	(0.40)%	0.79%	0.16%	(0.38)%	(0.57)%
Supplemental data
Portfolio turnover rate	123%	116%	26%	44%	23%	128%
Net assets, end of period (000’s omitted)	$584,871	$460,187	$460,082	$465,952	$595,296	$520,421

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Omega Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Class B	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$25.89	$24.46	$23.62	$27.45	$22.51	$22.62
Net investment income (loss)	(0.48)[3]	(0.25)[3]	0.02 [3]	(0.15)[3]	(0.27)[3]	(0.29)[3]
Net realized and unrealized gains (losses) on investments	7.27	1.68	0.82	(3.68)	5.21	0.18

Total from investment operations	6.79	1.43	0.84	(3.83)	4.94	(0.11)
Net asset value, end of period	$32.68	$25.89	$24.46	$23.62	$27.45	$22.51
Total return[4]	26.23%	5.85%	3.56%	(13.95)%	21.95%	(0.49)%
Ratios to average net assets (annualized)
Gross expenses	2.12%	2.10%	2.22%	2.16%	2.15%	2.21%
Net expenses	2.05%	2.09%	2.13%	2.11%	2.11%	2.12%
Net investment income (loss)	(1.55)%	(1.14)%	0.10%	(0.61)%	(1.08)%	(1.27)%
Supplemental data
Portfolio turnover rate	123%	116%	26%	44%	23%	128%
Net assets, end of period (000’s omitted)	$40,023	$46,434	$51,984	$85,008	$183,129	$311,011

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Omega Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Class C	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$25.94	$24.53	$23.69	$27.52	$22.57	$22.67
Net investment income (loss)	(0.49)[3]	(0.25)[3]	0.00 [3]	(0.15)[3]	(0.27)[3]	(0.29)[3]
Net realized and unrealized gains (losses) on investments	7.30	1.68	0.84	(3.68)	5.22	0.19

Total from investment operations	6.81	1.43	0.84	(3.83)	4.95	(0.10)
Distributions to shareholders from
Net investment income	0.00	(0.02)	0.00	0.00	0.00	0.00
Net asset value, end of period	$32.75	$25.94	$24.53	$23.69	$27.52	$22.57
Total return[4]	26.25%	5.83%	3.55%	(13.92)%	21.93%	(0.44)%
Ratios to average net assets (annualized)
Gross expenses	2.11%	2.10%	2.23%	2.16%	2.15%	2.21%
Net expenses	2.05%	2.09%	2.14%	2.11%	2.11%	2.12%
Net investment income (loss)	(1.55)%	(1.15)%	0.02%	(0.58)%	(1.09)%	(1.27)%
Supplemental data
Portfolio turnover rate	123%	116%	26%	44%	23%	128%
Net assets, end of period (000’s omitted)	$58,329	$44,892	$43,806	$40,829	$54,982	$64,042

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Omega Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Class R	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$29.69	$28.09	$26.99	$31.20	$25.47	$25.46
Net investment income (loss)	(0.13)	(0.16)[3]	0.08 [3]	(0.02)[3]	(0.14)[3]	(0.19)[3]
Net realized and unrealized gains (losses) on investments	8.10	1.94	1.02	(4.19)	5.87	0.20

Total from investment operations	7.97	1.78	1.10	(4.21)	5.73	0.01
Distributions to shareholders from
Net investment income	0.00	(0.18)	0.00	0.00	0.00	0.00
Net asset value, end of period	$37.66	$29.69	$28.09	$26.99	$31.20	$25.47
Total return[4]	26.89%	6.29%	4.08%	(13.49)%	22.50%	0.04%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.60%	1.76%	1.66%	1.65%	1.71%
Net expenses	1.55%	1.59%	1.67%	1.61%	1.61%	1.62%
Net investment income (loss)	(1.08)%	(0.65)%	0.35%	(0.08)%	(0.53)%	(0.75)%
Supplemental data
Portfolio turnover rate	123%	116%	26%	44%	23%	128%
Net assets, end of period (000’s omitted)	$6,515	$1,523	$838	$84	$63	$445

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Omega Growth Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Administrator Class	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$31.12	$29.39	$28.10	$32.32	$26.25	$26.10
Net investment income (loss)	(0.21)[3]	(0.04)[3]	0.24 [3]	0.13 [3]	(0.03)[3]	(0.08)[3]
Net realized and unrealized gains (losses) on investments	8.76	2.02	1.05	(4.35)	6.10	0.23

Total from investment operations	8.55	1.98	1.29	(4.22)	6.07	0.15
Distributions to shareholders from
Net investment income	0.00	(0.25)	0.00	0.00	0.00	0.00
Net asset value, end of period	$39.67	$31.12	$29.39	$28.10	$32.32	$26.25
Total return[4]	27.47%	6.75%	4.59%	(13.06)%	23.12%	0.57%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.11%	1.23%	1.17%	1.15%	1.21%
Net expenses	1.05%	1.09%	1.14%	1.12%	1.11%	1.12%
Net investment income (loss)	(0.56)%	(0.16)%	1.00%	0.42%	(0.09)%	(0.30)%
Supplemental data
Portfolio turnover rate	123%	116%	26%	44%	23%	128%
Net assets, end of period (000’s omitted)	$41,242	$29,724	$32,437	$23,910	$16,503	$16,344

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Omega Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$31.12	$31.12
Net Investment income (loss)	(0.03)	0.00
Net realized and unrealized gains (losses) on investments	8.68	0.00

Total from investment operations	8.65	0.00
Net asset value, end of period	$39.77	$31.12
Total return[2]	27.80%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.00%
Net expenses	0.80%	0.00%
Net investment income (loss)	(0.34)%	0.00%
Supplemental data
Portfolio turnover rate	123%	116%
Net assets, end of period (000’s omitted)	$656	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Omega Growth Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

24	Wells Fargo Advantage Omega Growth Fund	Notes to Financial Statements

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss	Accumulated Net Realized Losses on Investments	Paid-in Capital
$6,178,001	$110,892,480	$(117,070,481)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of July 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $4,068,979 expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

Notes to Financial Statements	Wells Fargo Advantage Omega Growth Fund	25
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$722,401,199	$0	$0	$722,401,199
Short-term investments
Investment companies	14,076,704	108,469,357	0	122,546,061
	$736,477,903	$108,469,357	$0	$844,947,260

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08

26	Wells Fargo Advantage Omega Growth Fund	Notes to Financial Statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B, Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $62,878 from the sale of Class A shares and $224, $40,630 and $2,794 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $839,453,812 and $842,210,874, respectively.

6. BANKS BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following periods were as follows:

	Year Ended July 31,		Year Ended September 30,
	2011	2010*	2009
Ordinary Income	$0	$3,301,873	$0

*	For the ten months ended July 31, 2010, the Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward
$105,247,904	$(4,068,979)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into

Notes to Financial Statements	Wells Fargo Advantage Omega Growth Fund	27

contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

28	Wells Fargo Advantage Omega Growth Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Omega Growth Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended July 31, 2011, the period October 1, 2009 through July 31, 2010, and the year ended September 30, 2009, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Omega Growth Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for the year ended July 31, 2011, the period October 1, 2009 through July 31, 2010, and the year ended September 30, 2009, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

Other Information (Unaudited)

Wells Fargo Advantage Omega Growth Fund

29

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at
regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A
description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at
www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

30

Wells Fargo Advantage Omega Growth Fund

Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the
Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust,
Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Peter G. Gordon (Born 1942)

Trustee, since 1998; Chairman, since 2005

Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College

Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)

Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth
Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of
Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)

Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms.
Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)

Trustee, since 2010

Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director,
Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation
Trust

David F. Larcker (Born 1950)

Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research
Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust

Olivia S. Mitchell (Born 1953)

Trustee, since 2006

International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the
University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University
Professor from 1978 to 1993.

Asset Allocation Trust

Other Information (Unaudited)

Wells Fargo Advantage Omega Growth Fund

31

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Timothy J. Penny (Born 1951)

Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute
Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

Michael S. Scofield (Born 1943)

Trustee, since 2010

Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s
Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman,
Branded Media Corporation (multi-media branding company).

Asset Allocation Trust

Donald C. Willeke (Born 1940)

Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust

Officers

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)

President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and
Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)

Secretary, since 2000; Chief Legal Counsel, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank,
N.A. since 1996.

Kasey Phillips (Born 1970)

Treasurer, since 2008

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)

Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to
2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)

Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Debra Ann Early (Born 1964)

Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007.
Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.
The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

32

Wells Fargo Advantage Omega Growth Fund

Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and
Strategic Large Cap Growth Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report.
This shareholder report only relates to Omega Growth Fund.)

Each year, as required by Section 15 of the Investment
Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds
Management”) for each of the Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and Strategic Large Cap Growth Fund (collectively, the “Funds”); and (ii)
an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with
Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors
and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various
information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds
Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation
of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the
Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not
only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the

Other Information (Unaudited)

Wells Fargo Advantage Omega Growth Fund

33

Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Growth Fund, the Large Cap Growth Fund, the Omega Growth Fund, the Premiere Large Company Growth Fund and
the Strategic Large Cap Growth Fund was generally higher than the median performance of the Universe for the periods under review. The Board also noted that the one- and ten-year performance of the Capital Growth Fund and the Endeavor Select Fund
was higher than the median performance of the Universe and the three- and five-year performance was lower than the median performance of the Universe, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of each of the Capital Growth Fund and the Endeavor Select Fund relative to the Universe. The Board received a report that showed (i) that the Capital Growth Fund recently outperformed its benchmark and (ii) that the performance of the Endeavor Select Fund was higher than its peer group for the year-to-date results. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to the Fund’s investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced
considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered
the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’
administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory
Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The
Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class
and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group, except for the Institutional Class of the Omega Growth Fund. The Board also noted that the Advisory Agreement Rates for the Investor
Class and Class A were not appreciably higher or higher than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rate for the Investor Class and Class A of the Large Cap Growth Fund, the Premiere Large Company Growth Fund and the Strategic Large Cap Growth Fund was in
range of the median rate for the Fund’s Expense Group and that for the Investor Class and Class A of the Capital Growth Fund, the Endeavor Select Fund, the Growth Fund and Omega Growth Fund the Net Advisory Rates were not appreciably higher or higher than the median rate of each Fund’s Expense

34

Wells Fargo Advantage Omega Growth Fund

Other Information (Unaudited)

Group. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’
expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds
Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the
Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of
Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the
Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board
reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

Other Information (Unaudited)

Wells Fargo Advantage Omega Growth Fund

35

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader
review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the
Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year.
In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory
Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36

Wells Fargo Advantage Omega Growth Fund

List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG
— Association of Bay Area Governments

ACB
— Agricultural Credit Bank

ADR
— American Depositary Receipt

ADS
— American Depository Shares

AGC-ICC
— Assured Guaranty Corporation - Insured Custody Certificates

AGM
— Assured Guaranty Municipal

AMBAC
— American Municipal Bond Assurance Corporation

AMT
— Alternative Minimum Tax

ARM
— Adjustable Rate Mortgages

AUD
— Australian Dollar

BAN
— Bond Anticipation Notes

BART
— Bay Area Rapid Transit

BHAC
— Berkshire Hathaway Assurance Corporation

BRL
— Brazil Real

CAD
— Canadian Dollar

CCAB
— Convertible Capital Appreciation Bond

CDA
— Community Development Authority

CDO
— Collateralized Debt Obligation

CDSC
— Contingent Deferred Sales Charge

CGIC
— Capital Guaranty Insurance Company

CGY
— Capital Guaranty Corporation

CHF
— Swiss Franc

CIFG
— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee

COP
— Certificate of Participation

CP
— Commercial Paper

CR
— Custody Receipts

CTF
— Common Trust Fund

DEM
— Deutsche Mark

DKK
— Danish Krone

DRIVER
— Derivative Inverse Tax-Exempt Receipts

DW&P
— Department of Water & Power

DWR
— Department of Water Resources

ECFA
— Educational & Cultural Facilities Authority

EDFA
— Economic Development Finance Authority

ETET
— Eagle Tax-Exempt Trust

ETF
— Exchange-Traded Fund

EUR
— Euro

FFCB
— Federal Farm Credit Bank

FGIC
— Financial Guaranty Insurance Corporation

FHA
— Federal Housing Authority

FHAG
— Federal Housing Agency

FHLB
— Federal Home Loan Bank

FHLMC
— Federal Home Loan Mortgage Corporation

FNMA
— Federal National Mortgage Association

FRF
— French Franc

FSA
— Farm Service Agency

GBP
— Great British Pound

GDR
— Global Depositary Receipt

GNMA
— Government National Mortgage Association

GO
— General Obligation

HCFR
— Healthcare Facilities Revenue

HEFA
— Health & Educational Facilities Authority

HEFAR
— Higher Education Facilities Authority Revenue

HFA
— Housing Finance Authority

HFFA
— Health Facilities Financing Authority

HKD
— Hong Kong Dollar

HUD
—  Housing & Urban Development

HUF
— Hungarian Forint

IBC
— Insured Bond Certificate

IDA
— Industrial Development Authority

IDAG
— Industrial Development Agency

IDR
— Industrial Development Revenue

IEP
— Irish Pound

JPY
— Japanese Yen

KRW
— Republic of Korea Won

LIBOR
— London Interbank Offered Rate

LLC
— Limited Liability Company

LLP
— Limited Liability Partnership

LOC
— Letter of Credit

LP
— Limited Partnership

MBIA
— Municipal Bond Insurance Association

MFHR
— Multi-Family Housing Revenue

MFMR
— Multi-Family Mortgage Revenue

MMD
— Municipal Market Data

MSTR
— Municipal Securities Trust Receipts

MTN
— Medium Term Note

MUD
— Municipal Utility District

MXN
— Mexican Peso

MYR
— Malaysian Ringgit

NATL-RE
— National Public Finance Guarantee Corporation

NLG
— Netherlands Guilder

NOK
— Norwegian Krone

NZD
— New Zealand Dollar

PCFA
— Pollution Control Finance Authority

PCR
— Pollution Control Revenue

PFA
— Public Finance Authority

PFFA
— Public Facilities Financing Authority

PFOTER
— Puttable Floating Option Tax-Exempt Receipts

plc
— Public Limited Company

PLN
— Polish Zloty

PSFG
— Public School Fund Guaranty

PUTTER
— Puttable Tax-Exempt Receipts

R&D
— Research & Development

RDA
— Redevelopment Authority

RDFA
— Redevelopment Finance Authority

REIT
— Real Estate Investment Trust

RIB
— Residual Interest Bond

ROC
— Reset Option Certificates

SAVRS
— Select Auction Variable Rate Securities

SEK
— Swedish Krona

SFHR
— Single Family Housing Revenue

SFMR
— Single Family Mortgage Revenue

SGD
— Singapore Dollar

SKK
— Slovakian Koruna

SLMA
— Student Loan Marketing Association

SPDR
— Standard & Poor’s Depositary Receipts

STIT
— Short-Term Investment Trust

TAN
— Tax Anticipation Notes

TBA
— To Be Announced

TIPS
— Treasury Inflation-Protected Securities

TRAN
— Tax Revenue Anticipation Notes

TCR
— Transferable Custody Receipts

TRY
— Turkish Lira

TTFA
— Transportation Trust Fund Authority

USD
— Unified School District

XLCA
— XL Capital Assurance

ZAR
—  South African Rand

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blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail:
wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage
Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call
1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about
Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of
Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC
INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204792 09-11 A211/AR211 7-11

Wells Fargo Advantage

Premier Large Company Growth Fund

Annual Report

July 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any
forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells
Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932

Keystone creates one of the first mutual fund families.

1971

Wells Fargo & Company introduces one of the first institutional index funds.

1978

Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984

Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989

The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994

Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996

Evergreen Investments and Keystone Funds merge.

1997

Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999

Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002

Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005

The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United
States.

2006

Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010

The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage
Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides
institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is
built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives,
risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the
Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow
Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow
Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY
LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual
report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds

Asia Pacific Fund

Global Opportunities Fund

Premier Large Company Growth Fund

C&B Large Cap Value Fund

Growth Fund

Small Cap Opportunities Fund

C&B Mid Cap Value Fund

Health Care Fund

Small Cap Value Fund

Capital Growth Fund

Index Fund

Small Company Growth Fund

Common Stock Fund

International Equity Fund

Small Company Value Fund

Disciplined U.S. Core Fund

International Value Fund

Small/Mid Cap Core Fund

Discovery Fund†

Intrinsic Small Cap Value Fund

Small/Mid Cap Value Fund

Diversified Equity Fund

Intrinsic Value Fund

Social Sustainability Fund†

Diversified International Fund

Intrinsic World Equity Fund

Special Mid Cap Value Fund

Diversified Small Cap Fund

Large Cap Core Fund

Special Small Cap Value Fund

Emerging Growth Fund

Large Cap Growth Fund

Specialized Technology Fund

Emerging Markets Equity Fund

Large Company Value Fund

Strategic Large Cap Growth Fund

Endeavor Select Fund†

Omega Growth Fund

Traditional Small Cap Growth Fund

Enterprise Fund†

Opportunity Fund†

Utility and Telecommunications Fund

Equity Value Fund

Precious Metals Fund

Bond Funds

Adjustable Rate Government Fund

Inflation-Protected Bond Fund

Short-Term Bond Fund

California Limited-Term Tax-Free Fund

Intermediate Tax/AMT-Free Fund

Short-Term High Yield Bond Fund

California Tax-Free Fund

International Bond Fund

Short-Term Municipal Bond Fund

Colorado Tax-Free Fund

Minnesota Tax-Free Fund

Strategic Municipal Bond Fund

Government Securities Fund

Municipal Bond Fund

Total Return Bond Fund

High Income Fund

North Carolina Tax-Free Fund

Ultra Short-Term Income Fund

High Yield Bond Fund

Pennsylvania Tax-Free Fund

Ultra Short-Term Municipal Income Fund

Income Plus Fund

Short Duration Government Bond Fund

Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund

WealthBuilder Equity Portfolio†

Target 2020 Fund†

Conservative Allocation Fund

  WealthBuilder Growth Allocation
Portfolio†

Target 2025 Fund†

Diversified Capital Builder Fund

  WealthBuilder Growth Balanced
Portfolio†

Target 2030 Fund†

Diversified Income Builder Fund

  WealthBuilder Moderate Balanced
Portfolio†

Target 2035 Fund†

Growth Balanced Fund

  WealthBuilder Tactical Equity
Portfolio†

Target 2040 Fund†

Index Asset Allocation Fund

Target Today Fund†

Target 2045 Fund†

Moderate Balanced Fund

Target 2010 Fund†

Target 2050 Fund†

  WealthBuilder Conservative Allocation
Portfolio†

Target 2015 Fund†

Target 2055 Fund†

Money Market Funds

100% Treasury Money Market Fund

Minnesota Money Market Fund

New Jersey Municipal Money Market Fund

California Municipal Money Market Fund

Money Market Fund

New York Municipal Money Market Fund

Cash Investment Money Market Fund

Municipal Cash Management Money Market Fund

Pennsylvania Municipal Money Market Fund

Government Money Market Fund

Municipal Money Market Fund

Prime Investment Money Market Fund

Heritage Money Market Fund†

National Tax-Free Money Market Fund

Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Discovery Fund†

VT Intrinsic Value Fund

VT Small Cap Growth Fund

VT Index Asset Allocation Fund

VT Omega Growth Fund

VT Small Cap Value Fund

VT International Equity Fund

VT Opportunity Fund†

VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.
The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells
Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM,
Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability
FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM,
Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage
WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones
Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo
Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025
FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow
Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells
Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050
FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage
Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells
Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund,
WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio,
Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and
VT Opportunity Fund, respectively.

Not part of
the annual report.

2

Wells Fargo Advantage Premier Large Company Growth Fund

Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been
the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Premier Large Company Growth Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary
result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually
adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Letter to Shareholders

Wells Fargo Advantage Premier Large Company Growth Fund

3

Despite inflation concerns, the Federal Reserve focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices. Yet, core inflation remained fairly mild by historical standards, particularly in the absence of healthy wage gains. Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August 2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All
things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500
Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses,

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.
The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4

Wells Fargo Advantage Premier Large Company Growth Fund

Letter to Shareholders

we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit

www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)

Wells Fargo Advantage Premier Large Company Growth Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

FUND INCEPTION

September 11, 1935

12 MONTH TOTAL RETURN AS OF JULY 31, 2011

Class A (Excluding Sales Charges)

27.55%

  Russell 1000®
Growth Index[1]

24.76%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 1.29% and 1.12%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Growth Index measures the performance of those Russell
1000 Growth Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Premier Large Company Growth Fund Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Premier Large Company Growth Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed its benchmark, for the 12-month period that ended July 31, 2011.

■

  Our continued focus on companies with robust, sustainable, and underappreciated growth characteristics drove the majority of the Fund’s outperformance during the period.

■

  Stock selection in the health care, consumer discretionary, information technology (IT), and industrials sectors had the most significant positive impact on relative performance.

Equity returns benefitted from strengthening corporate earnings.

Continued strength in corporate earnings and increased confidence that a double-dip recession would be unlikely provided strong tailwinds for the equity market during the past 12 months. As a consequence, equity returns were generally solid, driven by a high percentage of companies that reported impressive sales and earnings results. However, as we transitioned into 2011, market performance became more uneven as the U.S. and global economies suffered multiple setbacks. In this uncertain environment, asset returns were at times more influenced by risk tolerance than by company fundamentals.

Throughout the period, our team remained diligently focused on delivering outperformance through bottom-up stock selection rather than any top-down sector or economic biases. Our ability to identify attractive opportunities in companies with sustainable growth drivers led to outperformance, with meaningful contributions from a number of different sectors. For example, our positioning in the IT sector lifted relative performance due largely to our identification of firms well positioned to benefit from growing demand for cloud computing and virtualization technologies. In consumer discretionary, our outperformance stemmed from our positions in internet-retail firms that have benefited from increased e-commerce spending as a percentage of total retail sales. Our positioning in the energy and materials sectors held back further outperformance.

  SECTOR
DISTRIBUTION[3]   (AS OF JULY 31,
2011)

priceline.com Incorporated and Alexion Pharmaceuticals Incorporated were leading contributors during the period.

In terms of individual stocks, priceline.com Incorporated and Alexion Pharmaceuticals Incorporated were our two leading contributors during the period. priceline.com has not only experienced continued growth in the U.S. and Europe—its traditional markets—it has also seen brisk demand for its service and web travel offerings in Asia and South
America. Meanwhile, Alexion Pharmaceuticals Incorporated has continued to benefit from robust sales of—and possible new indications for—its flagship drug Soliris. Other notable contributors included Amazon.com Incorporated, Wynn Resorts
Limited, Check Point Software Technologies Limited, Joy Global Incorporated, and Schlumberger Limited.

3.
Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

Performance Highlights (Unaudited)

Wells Fargo Advantage Premier Large Company Growth Fund

7

The largest individual detractors during the period were Visa Incorporated and Strayer Education Incorporated.
Both stocks sold off in the latter part of 2010 on mounting concerns that new regulations could severely hamper these companies’ long-term growth and profitability. In the case of Visa Incorporated, the Durbin Amendment to the Dodd-Frank Act
limits the fees that the company can charge retailers to process debit-card transactions over its network. Strayer Education Incorporated was hurt by new Department of Education regulations affecting for-profit education providers.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2011)

Apple Incorporated

6.82%

Praxair Incorporated

2.96%

Alexion Pharmaceuticals Incorporated

2.85%

priceline.com Incorporated

2.66%

Cognizant Technology Solutions Corporation Class A

2.38%

Amazon.com Incorporated

2.37%

Whole Foods Market Incorporated

2.37%

CarMax Incorporated

2.20%

QUALCOMM Incorporated

2.15%

St. Jude Medical Incorporated

2.13%

Economic uncertainty may continue to create volatility in the equity markets.

The stock market continues to be influenced by the sluggish pace of the economic recovery and the U.S. federal budget deficit, as well as by global headwinds such as Europe’s sovereign debt crisis and the prospect of slowing growth in emerging markets. While such risks have been hanging over the market for much of the past year, investors in recent months appear to have become increasingly concerned about the lack of resolution to—or even progress on—many of these issues. In the absence of further clarity, particularly on the macroeconomic front, there may be further market volatility in the period ahead.

As always, our focus remains on the
underlying fundamentals of individual companies. More specifically, our objective going forward is to invest in underappreciated companies that can generate robust, sustainable growth in revenues and earnings in a challenging economic environment—even if the overall market falters. In many cases, we find that such companies offer unique products or services or wield other distinct advantages that set them apart from their competitors. In an effort to take a more opportunistic approach to large-cap investing, we were recently given the mandate to broaden our investment perspective to include stocks with market capitalizations as low as $2 billion. We believe that this new mandate will expand our opportunity set and thereby help optimize the portfolio’s performance potential.

In addition, we are continuously adjusting the portfolio as we uncover new data points around company growth rates and as valuations fluctuate. During the past year, we sold some IT and consumer discretionary stocks as they reached what we believed were reasonable valuations in relation to the companies’ future growth prospects. Those decisions were consistent with our strict sell discipline and emphasis on ongoing risk management.

4.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

8

Wells Fargo Advantage Premier Large Company Growth Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (EKJAX)

01/20/1998

(0.60
)

20.26

7.78

3.42

5.44

27.55

9.08

4.03

1.29%

1.12%

Class B (EKJBX)**

09/11/1935

0.15

21.62

7.99

3.51

5.15

26.62

8.28

3.51

2.04%

1.87%

Class C (EKJCX)

01/22/1998

4.16

25.69

8.28

3.28

5.16

26.69

8.28

3.28

2.04%

1.87%

Administrator Class (WFPDX)

07/16/2010

5.55

27.75

9.17

4.12

1.13%

0.95%

Institutional Class (EKJYX)

06/30/1999

5.65

28.03

9.39

4.33

0.86%

0.75%

Investor Class (WFPNX)

07/16/2010

5.45

27.48

9.01

3.96

1.36%

1.19%

Russell 1000 Growth Index

3.14

24.76

5.52

2.40

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site –
www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the
maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values
fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for the Investor Class shares prior to their inception reflects the performance of the Class A shares, adjusted to reflect the higher expenses applicable to the Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Large Company Growth Fund.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses

Wells Fargo Advantage Premier Large Company Growth Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

  Beginning
Account Value 02-01-2011

  Ending
Account Value 07-31-2011

  Expenses
Paid During the Period¹

  Net Annual
Expense Ratio

Class A

Actual

$
1,000.00

$
1,054.43

$
5.71

1.12
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.24

$
5.61

1.12
%

Class B

Actual

$
1,000.00

$
1,051.46

$
9.51

1.87
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,015.52

$
9.35

1.87
%

Class C

Actual

$
1,000.00

$
1,051.58

$
9.51

1.87
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,015.52

$
9.35

1.87
%

Administrator Class

Actual

$
1,000.00

$
1,055.50

$
4.84

0.95
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.08

$
4.76

0.95
%

Institutional Class

Actual

$
1,000.00

$
1,056.50

$
3.82

0.75
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.08

$
3.76

0.75
%

Investor Class

Actual

$
1,000.00

$
1,054.49

$
6.06

1.19
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.89

$
5.96

1.19
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Premier Large Company Growth Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Common Stocks: 97.62%

Consumer Discretionary: 17.56%

Auto Components: 2.04%

Gentex Corporation

237,500

$
6,730,750

Johnson Controls Incorporated«

277,000

10,235,150

16,965,900

Hotels, Restaurants & Leisure: 2.91%

McDonald’s Corporation

73,000

6,313,040

Starbucks Corporation

208,500

8,358,765

Wynn Resorts Limited

61,500

9,451,320

24,123,125

Internet & Catalog Retail: 5.03%

Amazon.com Incorporated†

88,500

19,693,020

priceline.com Incorporated†

41,100

22,097,415

41,790,435

Multiline Retail: 1.63%

Dollar Tree Incorporated†

204,500

13,544,035

Specialty Retail: 5.44%

CarMax Incorporated«†

571,000

18,254,870

Dick’s Sporting Goods Incorporated«†

166,500

6,160,500

Green Mountain Coffee Roasters Incorporated†

25,000

2,598,750

O’Reilly Automotive Incorporated†

169,500

10,085,250

Tractor Supply Company

123,000

8,108,160

45,207,530

Textiles, Apparel & Luxury Goods: 0.51%

Coach Incorporated

65,000

4,196,400

Consumer Staples: 2.37%

Food & Staples Retailing: 2.37%

Whole Foods Market Incorporated

295,000

19,676,500

Energy: 7.94%

Energy Equipment & Services: 2.37%

National Oilwell Varco Incorporated

82,500

6,647,025

Schlumberger Limited

144,500

13,058,465

19,705,490

Oil, Gas & Consumable Fuels: 5.57%

Brigham Exploration Company«†

105,000

3,339,000

Concho Resources Incorporated†

45,500

4,257,890

Continental Resources Incorporated«†

100,000

6,859,000

Oasis Petroleum Incorporated«†

92,000

2,717,680

Occidental Petroleum Corporation

76,800

7,540,224

Pioneer Natural Resources Company«

173,700

16,152,363

Southwestern Energy Company«†

48,500

2,161,160

Whiting Petroleum Corporation†

55,000

3,223,000

46,250,317

Portfolio of Investments—July 31, 2011

Wells Fargo Advantage Premier Large Company Growth Fund

11

Security Name

Shares

Value

Financials: 6.59%

Capital Markets: 2.92%

Ameriprise Financial Incorporated

96,000

$
5,193,600

LPL Investment Holdings Incorporated†

186,500

6,163,825

TD Ameritrade Holding Corporation

702,300

12,894,228

24,251,653

Consumer Finance: 2.13%

American Express Company

105,500

5,279,220

MasterCard Incorporated

41,000

12,433,250

17,712,470

Diversified Financial Services: 1.54%

CME Group Incorporated

44,100

12,753,279

Health Care: 14.07%

Biotechnology: 2.85%

Alexion Pharmaceuticals Incorporated†

417,000

23,685,600

Health Care Equipment & Supplies: 3.81%

Intuitive Surgical Incorporated«†

35,000

14,019,250

St. Jude Medical Incorporated

379,800

17,660,700

31,679,950

Health Care Providers & Services: 2.26%

AmerisourceBergen Corporation

200,200

7,669,662

Express Scripts Incorporated†

205,000

11,123,300

18,792,962

Life Sciences Tools & Services: 1.67%

Mettler-Toledo International Incorporated«†

89,500

13,855,495

Pharmaceuticals: 3.48%

Allergan Incorporated

150,700

12,253,417

Shire plc ADR«

159,900

16,629,600

28,883,017

Industrials: 9.40%

Aerospace & Defense: 1.34%

United Technologies Corporation

135,000

11,183,400

Air Freight & Logistics: 1.00%

C.H. Robinson Worldwide Incorporated

115,000

8,315,650

Electrical Equipment: 1.10%

Emerson Electric Company

118,500

5,817,165

Polypore International Incorporated†

48,500

3,298,000

9,115,165

12

Wells Fargo Advantage Premier Large Company Growth Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Machinery: 2.03%

Danaher Corporation

133,500

$
6,556,185

Joy Global Incorporated«

110,000

10,331,200

16,887,385

Road & Rail: 3.93%

Kansas City Southern†

200,700

11,911,545

Norfolk Southern Corporation

119,200

9,023,440

Union Pacific Corporation

114,000

11,682,720

32,617,705

Information Technology: 32.73%

Communications Equipment: 3.26%

F5 Networks Incorporated†

60,000

5,608,800

QUALCOMM Incorporated

326,000

17,858,280

Riverbed Technology Incorporated†

125,000

3,578,750

27,045,830

Computers & Peripherals: 9.39%

Apple Incorporated†

145,000

56,619,600

EMC Corporation«†

610,500

15,921,840

NetApp Incorporated†

115,100

5,469,552

78,010,992

Electronic Equipment & Instruments: 0.75%

Agilent Technologies Incorporated†

147,000

6,197,520

Internet Software & Services: 3.61%

eBay Incorporated†

99,500

3,258,625

Google Incorporated Class A†

27,550

16,631,660

Rackspace Hosting Incorporated†

55,000

2,200,000

VistaPrint NV†

64,406

1,719,640

WebMD Health Corporation†

175,300

6,179,325

29,989,250

IT Services: 6.30%

Accenture plc

269,700

15,950,058

Alliance Data Systems Corporation«†

95,000

9,342,300

Cognizant Technology Solutions Corporation Class A†

283,500

19,808,145

VeriFone Holdings Incorporated«†

184,000

7,244,080

52,344,583

Semiconductors & Semiconductor Equipment: 4.03%

Analog Devices Incorporated

245,700

8,452,080

Avago Technologies Limited

117,000

3,934,710

Cavium Incorporated†

58,000

2,000,420

Maxim Integrated Products Incorporated«

107,500

2,468,200

Microchip Technology Incorporated«

377,500

12,740,625

NetLogic Microsystems Incorporated«†

112,000

3,869,600

33,465,635

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Premier Large Company Growth Fund	13

Security Name			Shares	Value

Software: 5.39%
Check Point Software Technologies Limited«†			130,000	$7,494,500
Citrix Systems Incorporated†			103,000	7,420,120
Informatica Corporation†			16,000	818,080
Oracle Corporation			83,500	2,553,430
Red Hat Incorporated†			255,000	10,730,400
Salesforce.com Incorporated«†			57,000	8,248,470
VMware Incorporated†			75,000	7,525,500

				44,790,500

Materials: 5.00%

Chemicals: 5.00%
Air Products & Chemicals Incorporated			86,900	7,710,637
Monsanto Company			70,000	5,143,600
Mosaic Company«			57,802	4,087,757
Praxair Incorporated			237,400	24,604,136

				41,546,130

Telecommunication Services: 1.96%

Wireless Telecommunication Services: 1.96%
NII Holdings Incorporated«†			383,600	16,245,460

Total Common Stocks (Cost $622,470,883)				810,829,363

	Interest Rate	Maturity Date	Principal

Short-Term Investments: 16.44%

Corporate Bonds and Notes: 0.17%
Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	$1,378,218	548,669
VFNC Corporation(a)(i)(v)††±	0.19	09/29/2011	1,623,181	876,518

				1,425,187

	Yield		Shares

Investment Companies: 16.27%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.02		14,631,318	14,631,318
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.14		120,485,723	120,485,723

				135,117,041

Total Short-Term Investments (Cost $135,765,181)				136,542,228

Total Investments in Securities
(Cost $758,236,064)*	114.06%	947,371,591
Other Assets and Liabilities, Net	(14.06)	(116,791,155)

Total Net Assets	100.00%	$830,580,436

14	Wells Fargo Advantage Premier Large Company Growth Fund	Portfolio of Investments—July 31, 2011

«	All or a portion of this security is on loan.

†	Non-income earning security.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

††	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

±	Variable rate investments.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $759,604,651 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$196,852,423
Gross unrealized depreciation	(9,085,483)

Net unrealized appreciation	$187,766,940

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—July 31, 2011	Wells Fargo Advantage Premier Large Company Growth Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$812,254,550
In affiliated securities, at value	135,117,041

Total investments, at value (see cost below)	947,371,591
Receivable for investments sold	11,471,566
Receivable for Fund shares sold	2,565,986
Receivable for dividends	130,367
Receivable for securities lending income	12,477
Prepaid expenses and other assets	136,399

Total assets	961,688,386

Liabilities
Payable for investments purchased	7,264,645
Payable for Fund shares redeemed	1,263,418
Payable upon receipt of securities loaned	121,133,863
Advisory fee payable	384,037
Distribution fees payable	30,838
Due to other related parties	190,184
Accrued expenses and other liabilities	840,965

Total liabilities	131,107,950

Total net assets	$830,580,436

NET ASSETS CONSIST OF
Paid-in capital	$693,774,680
Overdistributed net investment loss	(32,285)
Accumulated net realized losses on investments	(52,297,486)
Net unrealized gains on investments	189,135,527

Total net assets	$830,580,436

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$620,261,772
Shares outstanding – Class A	62,741,955
Net asset value per share – Class A	$9.89
Maximum offering price per share – Class A2	$10.49
Net assets – Class B	$10,244,129
Shares outstanding – Class B	1,138,951
Net asset value per share – Class B	$8.99
Net assets – Class C	$35,782,974
Shares outstanding – Class C	3,988,588
Net asset value per share – Class C	$8.97
Net assets – Administrator Class	$54,334,679
Shares outstanding – Administrator Class	5,490,633
Net asset value per share – Administrator Class	$9.90
Net assets – Institutional Class	$30,492,552
Shares outstanding – Institutional Class	3,075,403
Net asset value per share – Institutional Class	$9.91
Net assets – Investor Class	$79,464,330
Shares outstanding – Investor Class	8,047,590
Net asset value per share – Investor Class	$9.87

Total investments, at cost	$758,236,064

Securities on loan, at value	$118,078,845

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Premier Large Company Growth Fund	Statement of Operations—Year Ended July 31, 2011

Investment income
Dividends*	7,223,246
Income from affiliated securities	14,342
Securities lending income, net	194,095

Total investment income	7,431,683

Expenses
Advisory fee	4,850,613
Administration fees
Fund level	378,077
Class A	1,481,486
Class B	32,690
Class C	72,924
Administrator Class	45,665
Institutional Class	20,085
Investor Class	247,363
Shareholder servicing fees
Class A	1,424,507
Class B	31,433
Class C	70,119
Administrator Class	114,162
Investor Class	186,345
Distribution fees
Class B	94,299
Class C	210,357
Custody and accounting fees	57,771
Professional fees	28,154
Registration fees	48,945
Shareholder report expenses	88,751
Trustees’ fees and expenses	25,501
Other fees and expenses	49,373

Total expenses	9,558,620
Less: Fee waivers and/or expense reimbursements	(909,177)

Net expenses	8,649,443

Net investment loss	(1,217,760)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	41,137,232
Net change in unrealized gains (losses) on investments	135,655,888

Net realized and unrealized gains (losses) on investments	176,793,120

Net increase in net assets resulting from operations	$175,575,360

* Net of foreign withholding taxes of	$5,155

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Premier Large Company Growth Fund	17

	Year Ended July 31, 2011		Year Ended July 31, 2010[1,2]		Year Ended September 30, 2009[1]

Operations
Net investment income (loss)		$(1,217,760)		$46,982		$2,020,263
Net realized gains (losses) on investments		41,137,232		7,830,147		(14,374,848)
Net change in unrealized gains (losses) on investments		135,655,888		23,541,815		13,220,743

Net increase in net assets resulting from operations		175,575,360		31,418,944		866,158

Distributions to shareholders from
Net investment income
Class A		(292,828)		(2,026,802)		(1,331,237)
Class C		0		(34,306)		0
Administrator Class		(47,613)		0 [3]		NA
Institutional Class		(31,262)		(160,368)		(42,823)
Investor Class		(75,138)		0 [3]		NA

Total distributions to shareholders		(446,841)		(2,221,476)		(1,374,060)

	Shares		Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	8,063,099	76,433,132	4,566,206	36,497,555	3,325,685	20,523,180
Class B	60,305	522,352	44,267	322,756	339,029	1,819,345
Class C	1,348,270	11,798,975	719,888	5,240,608	1,350,015	7,559,367
Administrator Class	2,796,716	26,595,581	5,917 [3]	45,944 [3]	NA	NA
Institutional Class	1,754,955	16,280,347	1,535,645	12,105,152	1,145,464	7,437,548
Investor Class	678,085	6,376,951	2,330 [3]	18,583 [3]	NA	NA

		138,007,338		54,230,598		37,339,440

Reinvestment of distributions
Class A	28,108	259,156	221,060	1,727,514	200,939	1,141,331
Class C	0	0	3,541	25,385	0	0
Administrator Class	2,993	27,596	0 [3]	0 [3]	NA	NA
Institutional Class	2,785	25,680	16,573	129,185	1,223	6,945
Investor Class	7,938	73,111	0 [3]	0 [3]	NA	NA

		385,543		1,882,084		1,148,276

Payment for shares redeemed
Class A	(8,759,829)	(80,572,170)	(4,456,636)	(35,172,137)	(4,869,216)	(29,318,435)
Class B	(887,438)	(7,456,646)	(211,845)	(1,507,945)	(728,900)	(3,992,033)
Class C	(502,012)	(4,180,655)	(336,795)	(2,427,883)	(801,008)	(4,251,455)
Administrator Class	(2,022,104)	(18,667,990)	(57,396)[3]	(444,938)[3]	NA	NA
Institutional Class	(1,114,377)	(10,454,872)	(787,265)	(6,066,573)	(457,675)	(2,621,319)
Investor Class	(999,907)	(9,231,530)	(41,184)[3]	(318,823)[3]	NA	NA

		(130,563,863)		(45,938,299)		(40,183,242)

Net asset value of shares issued in acquisitions
Class A	0	0	25,965,456	195,693,807	0	0
Class B	0	0	933,034	6,444,460	0	0
Class C	0	0	683,245	4,706,607	0	0
Administrator Class	0	0	4,764,507	35,899,089	NA	NA
Institutional Class	0	0	102,415	771,666	0	0
Investor Class	0	0	8,400,328	63,310,758	NA	NA

		0		306,826,387		0

Net increase (decrease) in net assets resulting from capital share transactions		7,829,018		317,000,770		(1,695,526)

Total increase (decrease) in net assets		182,957,537		346,198,238		(2,203,428)

Net assets
Beginning of period		647,622,899		301,424,661		303,628,089

End of period		$830,580,436		$647,622,899		$301,424,661

Undistributed (overdistributed) net investment income (loss)		$(32,285)		$(32,445)		$1,986,654

Please see footnotes on page 18

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Premier Large Company Growth Fund	Statements of Changes in Net Assets

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Class commenced operations on July 16, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Premier Large Company Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Class A	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$7.75	$7.23	$7.20	$8.50	$6.96	$6.66
Net investment income (loss)	(0.01)	0.00 [3]	0.05 [3]	0.03 [3]	0.01 [3]	(0.00)[3]
Net realized and unrealized gains (losses) on investments	2.15	0.57	0.02 [4]	(1.33)	1.53	0.31

Total from investment operations	2.14	0.57	0.07	(1.30)	1.54	0.31
Distributions to shareholders from net investment income	(0.00)[5]	(0.05)	(0.04)	(0.00)[5]	0.00	(0.01)
Net asset value, end of period	$9.89	$7.75	$7.23	$7.20	$8.50	$6.96
Total return[6]	27.55%	7.93%	1.04%	(15.25)%	22.13%	4.65%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.09%	1.12%	1.09%	1.12%	1.14%
Net expenses	1.12%	1.08%	1.12%	1.07%	1.10%	1.14%
Net investment income (loss)	(0.13)%	0.06%	0.86%	0.44%	0.10%	(0.01)%
Supplemental data
Portfolio turnover rate	65%	89%	24%	39%	21%	117%
Net assets, end of period (000’s omitted)	$620,262	$491,290	$268,422	$276,771	$361,051	$341,511

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

5.	Amount represents less than $0.005.

6.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Premier Large Company Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Class B	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$7.10	$6.62	$6.60	$7.85	$6.47	$6.23
Net investment income (loss)	(0.07)[3]	(0.04)[3]	0.01 [3]	(0.02)[3]	(0.04)[3]	(0.05)[3]
Net realized and unrealized gains (losses) on investments	1.96	0.52	0.01 [4]	(1.23)	1.42	0.29

Total from investment operations	1.89	0.48	0.02	(1.25)	1.38	0.24
Net asset value, end of period	$8.99	$7.10	$6.62	$6.60	$7.85	$6.47
Total return[5]	26.62%	7.25%	0.30%	(15.92)%	21.33%	3.85%
Ratios to average net assets (annualized)
Gross expenses	2.00%	1.84%	1.87%	1.81%	1.82%	1.84%
Net expenses	1.87%	1.83%	1.87%	1.81%	1.82%	1.84%
Net investment income (loss)	(0.85)%	(0.69)%	0.11%	(0.31)%	(0.61)%	(0.71)%
Supplemental data
Portfolio turnover rate	65%	89%	24%	39%	21%	117%
Net assets, end of period (000’s omitted)	$10,244	$13,957	$7,951	$10,489	$16,694	$17,986

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Premier Large Company Growth Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Class C	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$7.08	$6.62	$6.59	$7.84	$6.47	$6.23
Net investment income (loss)	(0.08)[3]	(0.04)[3]	0.00 [3]	(0.02)[3]	(0.04)[3]	(0.05)[3]
Net realized and unrealized gains (losses) on investments	1.97	0.52	0.03 [4]	(1.23)	1.41	0.29

Total from investment operations	1.89	0.48	0.03	(1.25)	1.37	0.24
Distributions to shareholders from net investment income	0.00	(0.02)	0.00	0.00	0.00	0.00
Net asset value, end of period	$8.97	$7.08	$6.62	$6.59	$7.84	$6.47
Total return[5]	26.69%	7.18%	0.46%	(15.94)%	21.17%	3.85%
Ratios to average net assets (annualized)
Gross expenses	1.99%	1.84%	1.87%	1.82%	1.82%	1.84%
Net expenses	1.87%	1.83%	1.87%	1.82%	1.82%	1.84%
Net investment income (loss)	(0.90)%	(0.68)%	0.08%	(0.30)%	(0.61)%	(0.71)%
Supplemental data
Portfolio turnover rate	65%	89%	24%	39%	21%	117%
Net assets, end of period (000’s omitted)	$35,783	$22,246	$13,717	$10,046	$10,058	$8,397

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Premier Large Company Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$7.75	$7.53
Net investment income	0.00	(0.00)[2]
Net realized and unrealized gains (losses) on investments	2.16	0.22

Total from investment operations	2.16	0.22
Distributions to shareholders from net investment income	(0.01)	0.00
Net asset value, end of period	$9.90	$7.75
Total return[3]	27.75%	2.92%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.13%
Net expenses	0.95%	0.95%
Net investment income (loss)	0.01%	(0.34)%
Supplemental data
Portfolio turnover rate	65%	89%
Net assets, end of period (000’s omitted)	$54,335	$36,508

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010.

2.	Amount represents less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Premier Large Company Growth Fund	23

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Institutional Class	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$7.75	$7.24	$7.22	$8.53	$6.96	$6.67
Net investment income	0.02 [3]	0.02	0.06 [3]	0.05 [3]	0.03 [3]	0.02 [3]
Net realized and unrealized gains (losses) on investments	2.15	0.57	0.02 [4]	(1.33)	1.54	0.30

Total from investment operations	2.17	0.59	0.08	(1.28)	1.57	0.32
Distributions to shareholders from net investment income	(0.01)	(0.08)	(0.06)	(0.03)	0.00	(0.03)
Net asset value, end of period	$9.91	$7.75	$7.24	$7.22	$8.53	$6.96
Total return[5]	28.03%	8.20%	1.28%	(15.07)%	22.56%	4.81%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.83%	0.87%	0.81%	0.82%	0.84%
Net expenses	0.75%	0.82%	0.87%	0.81%	0.82%	0.84%
Net investment income	0.22%	0.34%	1.04%	0.68%	0.39%	0.29%
Supplemental data
Portfolio turnover rate	65%	89%	24%	39%	21%	117%
Net assets, end of period (000’s omitted)	$30,493	$18,841	$11,335	$6,321	$11,197	$13,605

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Premier Large Company Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Investor Class	2011	2010[1]
Net asset value, beginning of period	$7.75	$7.54
Net investment income (loss)	(0.02)	(0.00)[2]
Net realized and unrealized gains (losses) on investments	2.15	0.21

Total from investment operations	2.13	0.21
Distributions to shareholders from net investment income	(0.01)	0.00
Net asset value, end of period	$9.87	$7.75
Total return[3]	27.48%	2.79%
Ratios to average net assets (annualized)
Gross expenses	1.31%	1.36%
Net expenses	1.19%	1.19%
Net investment loss	(0.20)%	(0.59)%
Supplemental data
Portfolio turnover rate	65%	89%
Net assets, end of period (000’s omitted)	$79,464	$64,781

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010.

2.	Amount represents less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Premier Large Company Growth Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a

26	Wells Fargo Advantage Premier Large Company Growth Fund	Notes to Financial Statements

default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Loss	Accumulated Net Realized Losses on Investments	Paid-in Capital
$1,664,761	$(514,839)	$(1,149,922)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of July 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $73,822,428 with $894,918 expiring in 2015, $54,899,363 expiring in 2016 and $18,028,147 expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Notes to Financial Statements	Wells Fargo Advantage Premier Large Company Growth Fund	27

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$810,829,363	$0	$0	$810,829,363

Short-term investments
Corporate bonds and notes	0	0	1,425,187	1,425,187
Investment companies	14,631,318	120,485,723	0	135,117,041
	$825,460,681	$120,485,723	$1,425,187	$947,371,591

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

28	Wells Fargo Advantage Premier Large Company Growth Fund	Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate bonds and notes
Balance as of July 31, 2010	$1,792,632
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	292,769
Purchases	0
Sales	(660,214)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of July 31, 2011	$1,425,187
Change in unrealized gains (losses) relating to securities still held at July 31, 2011	$(32,601)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.64% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Notes to Financial Statements	Wells Fargo Advantage Premier Large Company Growth Fund	29

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $32,201 from the sale of Class A shares and $160, $10,964 and $1,190 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $486,214,222 and $488,186,422, respectively.

6. ACQUISITIONS

After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Shareholders holding Class A, Class B and Class C shares of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund received Class A, Class B and Class C shares, respectively, of the Fund in the reorganizations. Class I shares of Evergreen Large Company Growth Fund received Institutional shares of the Fund. Investor Class, Administrator Class and Institutional Class shares of Wells Fargo Advantage Large Company Growth Fund received Investor Class, Administrator Class and Institutional Class shares, respectively, of the Fund. The investment portfolio of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund with fair values of $324,396,527 and $307,032,344, respectively, and identified costs of $302,535,741 and $298,318,862, respectively, at July 16, 2010, were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains or losses acquired, exchange ratio and number of shares issued were as follows:

Acquired Fund	Value of Net Assets Acquired	Unrealized Gains (Losses)	Exchange Ratio	Number of Shares Issued
Evergreen Large Company Growth Fund	$325,362,596	$21,860,786	1.00	37,607,839	Class A
			1.00	1,051,662	Class B
			1.00	2,455,846	Class C
			1.00	2,354,656	Institutional Class
Wells Fargo Advantage Large Company Growth Fund	306,826,387	8,713,482	5.87	25,965,456	Class A
			5.65	933,034	Class B
			5.66	683,245	Class C
			5.66	4,764,507	Administrator Class
			5.57	102,415	Institutional Class
			5.52	8,400,328	Investor Class

30	Wells Fargo Advantage Premier Large Company Growth Fund	Notes to Financial Statements

The aggregate net assets of the Fund immediately after the acquisitions were $632,188,983.

Assuming the acquisitions had been completed October 1, 2009, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2010 would have been:

Net investment income	$338,936
Net realized and unrealized gains on investments	$11,137,832
Net increase in net assets resulting from operations	$11,476,768

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following periods were as follows:

	Year ended July 31,		Year ended September 30, 2009
	2011	2010*
Ordinary Income	$0	$2,221,476	$1,374,060
Long-term Capital Gain	446,841	0	0

*	For the ten months ended July 31, 2010, the Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Gains (Losses)	Capital Loss Carryforward
$22,893,529	$187,766,940	$(73,822,428)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured

Notes to Financial Statements	Wells Fargo Advantage Premier Large Company Growth Fund	31

borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

32	Wells Fargo Advantage Premier Large Company Growth Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended July 31, 2011, the period October 1, 2009 through July 31, 2010, and the year ended September 30, 2009, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Premier Large Company Growth Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for the year ended July 31, 2011, the period October 1, 2009 through July 31, 2010, and the year ended September 30, 2009, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

Other Information (Unaudited)

Wells Fargo Advantage Premier Large Company Growth Fund

33

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $446,841 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2011.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly,
30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A
description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at
www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

34

Wells Fargo Advantage Premier Large Company Growth Fund

Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the
Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust,
Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Peter G. Gordon (Born 1942)

Trustee, since 1998; Chairman, since 2005

Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College

Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)

Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth
Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of
Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)

Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms.
Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)

Trustee, since 2010

Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director,
Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation
Trust

David F. Larcker (Born 1950)

Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research
Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust

Olivia S. Mitchell (Born 1953)

Trustee, since 2006

International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the
University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University
Professor from 1978 to 1993.

Asset Allocation Trust

Other Information (Unaudited)

Wells Fargo Advantage Premier Large Company Growth Fund

35

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Timothy J. Penny (Born 1951)

Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute
Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

Michael S. Scofield (Born 1943)

Trustee, since 2010

Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s
Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman,
Branded Media Corporation (multi-media branding company).

Asset Allocation Trust

Donald C. Willeke (Born 1940)

Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust

Officers

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)

President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and
Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)

Secretary, since 2000; Chief Legal Counsel, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank,
N.A. since 1996.

Kasey Phillips (Born 1970)

Treasurer, since 2008

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)

Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to
2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)

Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Debra Ann Early (Born 1964)

Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007.
Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.
The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

36

Wells Fargo Advantage Premier Large Company Growth Fund

Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and
Strategic Large Cap Growth Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report.
This shareholder report only relates to Premier Large Company Growth Fund.)

Each year, as required by Section 15 of
the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC
(“Funds Management”) for each of the Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and Strategic Large Cap Growth Fund (collectively, the
“Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the
Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees
conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory
Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory
Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of
Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the
Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds
Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the

Other Information (Unaudited)

Wells Fargo Advantage Premier Large Company Growth Fund

37

Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Growth Fund, the Large Cap Growth Fund, the Omega Growth Fund, the Premiere Large Company Growth Fund and
the Strategic Large Cap Growth Fund was generally higher than the median performance of the Universe for the periods under review. The Board also noted that the one- and ten-year performance of the Capital Growth Fund and the Endeavor Select Fund
was higher than the median performance of the Universe and the three- and five-year performance was lower than the median performance of the Universe, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of each of the Capital Growth Fund and the Endeavor Select Fund relative to the Universe. The Board received a report that showed (i) that the Capital Growth Fund recently outperformed its benchmark and (ii) that the performance of the Endeavor Select Fund was higher than its peer group for the year-to-date results. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to the Fund’s investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense
Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory
Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the
“Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s
Expense Group, except for the Institutional Class of the Omega Growth Fund. The Board also noted that the Advisory Agreement Rates for the Investor Class and Class A were not appreciably higher or higher than the median rate of each Fund’s
Expense Group. The Board noted that the Net Advisory Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rate for the Investor Class and Class A of the Large Cap Growth Fund, the Premiere Large Company Growth Fund and the Strategic Large Cap Growth Fund was in range of the median rate for the Fund’s Expense Group and that for the Investor Class and Class A of the Capital Growth Fund, the Endeavor Select Fund, the Growth Fund and Omega Growth Fund the Net Advisory Rates were not appreciably higher or higher than the median rate of each Fund’s Expense

38

Wells Fargo Advantage Premier Large Company Growth Fund

Other Information (Unaudited)

Group. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’
expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds
Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the
Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of
Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the
Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board
reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other Information (Unaudited)

Wells Fargo Advantage Premier Large Company Growth Fund

39

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

40

Wells Fargo Advantage Premier Large Company Growth Fund

List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG
— Association of Bay Area Governments

ACB
— Agricultural Credit Bank

ADR
— American Depositary Receipt

ADS
— American Depository Shares

AGC-ICC
— Assured Guaranty Corporation - Insured Custody Certificates

AGM
— Assured Guaranty Municipal

AMBAC
— American Municipal Bond Assurance Corporation

AMT
— Alternative Minimum Tax

ARM
— Adjustable Rate Mortgages

AUD
— Australian Dollar

BAN
— Bond Anticipation Notes

BART
— Bay Area Rapid Transit

BHAC
— Berkshire Hathaway Assurance Corporation

BRL
— Brazil Real

CAD
— Canadian Dollar

CCAB
— Convertible Capital Appreciation Bond

CDA
— Community Development Authority

CDO
— Collateralized Debt Obligation

CDSC
— Contingent Deferred Sales Charge

CGIC
— Capital Guaranty Insurance Company

CGY
— Capital Guaranty Corporation

CHF
— Swiss Franc

CIFG
— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee

COP
— Certificate of Participation

CP
— Commercial Paper

CR
— Custody Receipts

CTF
— Common Trust Fund

DEM
— Deutsche Mark

DKK
— Danish Krone

DRIVER
— Derivative Inverse Tax-Exempt Receipts

DW&P
— Department of Water & Power

DWR
— Department of Water Resources

ECFA
— Educational & Cultural Facilities Authority

EDFA
— Economic Development Finance Authority

ETET
— Eagle Tax-Exempt Trust

ETF
— Exchange-Traded Fund

EUR
— Euro

FFCB
— Federal Farm Credit Bank

FGIC
— Financial Guaranty Insurance Corporation

FHA
— Federal Housing Authority

FHAG
— Federal Housing Agency

FHLB
— Federal Home Loan Bank

FHLMC
— Federal Home Loan Mortgage Corporation

FNMA
— Federal National Mortgage Association

FRF
— French Franc

FSA
— Farm Service Agency

GBP
— Great British Pound

GDR
— Global Depositary Receipt

GNMA
— Government National Mortgage Association

GO
— General Obligation

HCFR
— Healthcare Facilities Revenue

HEFA
— Health & Educational Facilities Authority

HEFAR
— Higher Education Facilities Authority Revenue

HFA
— Housing Finance Authority

HFFA
— Health Facilities Financing Authority

HKD
— Hong Kong Dollar

HUD
— Housing & Urban Development

HUF
—  Hungarian Forint

IBC
— Insured Bond Certificate

IDA
— Industrial Development Authority

IDAG
— Industrial Development Agency

IDR
— Industrial Development Revenue

IEP
— Irish Pound

JPY
— Japanese Yen

KRW
— Republic of Korea Won

LIBOR
— London Interbank Offered Rate

LLC
— Limited Liability Company

LLP
— Limited Liability Partnership

LOC
— Letter of Credit

LP
— Limited Partnership

MBIA
— Municipal Bond Insurance Association

MFHR
— Multi-Family Housing Revenue

MFMR
— Multi-Family Mortgage Revenue

MMD
— Municipal Market Data

MSTR
— Municipal Securities Trust Receipts

MTN
— Medium Term Note

MUD
— Municipal Utility District

MXN
— Mexican Peso

MYR
— Malaysian Ringgit

NATL-RE
— National Public Finance Guarantee Corporation

NLG
— Netherlands Guilder

NOK
— Norwegian Krone

NZD
— New Zealand Dollar

PCFA
— Pollution Control Finance Authority

PCR
— Pollution Control Revenue

PFA
— Public Finance Authority

PFFA
— Public Facilities Financing Authority

PFOTER
— Puttable Floating Option Tax-Exempt Receipts

plc
— Public Limited Company

PLN
— Polish Zloty

PSFG
— Public School Fund Guaranty

PUTTER
— Puttable Tax-Exempt Receipts

R&D
— Research & Development

RDA
— Redevelopment Authority

RDFA
— Redevelopment Finance Authority

REIT
— Real Estate Investment Trust

RIB
— Residual Interest Bond

ROC
— Reset Option Certificates

SAVRS
— Select Auction Variable Rate Securities

SEK
— Swedish Krona

SFHR
— Single Family Housing Revenue

SFMR
— Single Family Mortgage Revenue

SGD
— Singapore Dollar

SKK
— Slovakian Koruna

SLMA
— Student Loan Marketing Association

SPDR
— Standard & Poor’s Depositary Receipts

STIT
— Short-Term Investment Trust

TAN
— Tax Anticipation Notes

TBA
— To Be Announced

TIPS
— Treasury Inflation-Protected Securities

TRAN
— Tax Revenue Anticipation Notes

TCR
— Transferable Custody Receipts

TRY
— Turkish Lira

TTFA
— Transportation Trust Fund Authority

USD
— Unified School District

XLCA
— XL Capital Assurance

ZAR
—  South African Rand

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blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail:
wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage
Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call
1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about
Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of
Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC
INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204793 09-11 A212/AR212 7-11

Wells Fargo Advantage

Strategic Large Cap Growth Fund

Annual Report

July 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any
forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells
Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932

Keystone creates one of the first mutual fund families.

1971

Wells Fargo & Company introduces one of the first institutional index funds.

1978

Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984

Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989

The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994

Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996

Evergreen Investments and Keystone Funds merge.

1997

Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999

Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002

Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005

The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United
States.

2006

Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010

The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage
Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides
institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is
built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives,
risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the
Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow
Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow
Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY
LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual
report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds

Asia Pacific Fund

Global Opportunities Fund

Premier Large Company Growth Fund

C&B Large Cap Value Fund

Growth Fund

Small Cap Opportunities Fund

C&B Mid Cap Value Fund

Health Care Fund

Small Cap Value Fund

Capital Growth Fund

Index Fund

Small Company Growth Fund

Common Stock Fund

International Equity Fund

Small Company Value Fund

Disciplined U.S. Core Fund

International Value Fund

Small/Mid Cap Core Fund

Discovery Fund†

Intrinsic Small Cap Value Fund

Small/Mid Cap Value Fund

Diversified Equity Fund

Intrinsic Value Fund

Social Sustainability Fund†

Diversified International Fund

Intrinsic World Equity Fund

Special Mid Cap Value Fund

Diversified Small Cap Fund

Large Cap Core Fund

Special Small Cap Value Fund

Emerging Growth Fund

Large Cap Growth Fund

Specialized Technology Fund

Emerging Markets Equity Fund

Large Company Value Fund

Strategic Large Cap Growth Fund

Endeavor Select Fund†

Omega Growth Fund

Traditional Small Cap Growth Fund

Enterprise Fund†

Opportunity Fund†

Utility and Telecommunications Fund

Equity Value Fund

Precious Metals Fund

Bond Funds

Adjustable Rate Government Fund

Inflation-Protected Bond Fund

Short-Term Bond Fund

California Limited-Term Tax-Free Fund

Intermediate Tax/AMT-Free Fund

Short-Term High Yield Bond Fund

California Tax-Free Fund

International Bond Fund

Short-Term Municipal Bond Fund

Colorado Tax-Free Fund

Minnesota Tax-Free Fund

Strategic Municipal Bond Fund

Government Securities Fund

Municipal Bond Fund

Total Return Bond Fund

High Income Fund

North Carolina Tax-Free Fund

Ultra Short-Term Income Fund

High Yield Bond Fund

Pennsylvania Tax-Free Fund

Ultra Short-Term Municipal Income Fund

Income Plus Fund

Short Duration Government Bond Fund

Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund

WealthBuilder Equity Portfolio†

Target 2020 Fund†

Conservative Allocation Fund

  WealthBuilder Growth Allocation
Portfolio†

Target 2025 Fund†

Diversified Capital Builder Fund

  WealthBuilder Growth Balanced
Portfolio†

Target 2030 Fund†

Diversified Income Builder Fund

  WealthBuilder Moderate Balanced
Portfolio†

Target 2035 Fund†

Growth Balanced Fund

  WealthBuilder Tactical Equity
Portfolio†

Target 2040 Fund†

Index Asset Allocation Fund

Target Today Fund†

Target 2045 Fund†

Moderate Balanced Fund

Target 2010 Fund†

Target 2050 Fund†

  WealthBuilder Conservative Allocation
Portfolio†

Target 2015 Fund†

Target 2055 Fund†

Money Market Funds

100% Treasury Money Market Fund

Minnesota Money Market Fund

New Jersey Municipal Money Market Fund

California Municipal Money Market Fund

Money Market Fund

New York Municipal Money Market Fund

Cash Investment Money Market Fund

Municipal Cash Management Money Market Fund

Pennsylvania Municipal Money Market Fund

Government Money Market Fund

Municipal Money Market Fund

Prime Investment Money Market Fund

Heritage Money Market Fund†

National Tax-Free Money Market Fund

Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Discovery Fund†

VT Intrinsic Value Fund

VT Small Cap Growth Fund

VT Index Asset Allocation Fund

VT Omega Growth Fund

VT Small Cap Value Fund

VT International Equity Fund

VT Opportunity Fund†

VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.
The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells
Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM,
Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability
FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM,
Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage
WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones
Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo
Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025
FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow
Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells
Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050
FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage
Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells
Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund,
WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio,
Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and
VT Opportunity Fund, respectively.

Not part of
the annual report.

2

Wells Fargo Advantage Strategic Large Cap Growth Fund

Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

As has often been
the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Strategic Large Cap Growth Fund for the 12-month period that ended July 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

During the period, the equity market built upon the rally that began in 2009 by delivering strong gains against the backdrop of a subpar economic recovery that is now in its third year. Yet, the market’s solid performance belies the uneven path that it followed as investors faced a slew of global and domestic challenges. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery progressed but lost momentum.

While the economic recovery progressed throughout the period, growth remained decidedly lackluster compared with most previous recovery cycles.

At the outset of the period, fears of a double-dip recession loomed over a fragile recovery. Later in 2010, those fears began to dissipate amid greater optimism regarding the strength of the recovery—a mood that carried over into the opening months of 2011. In the spring and summer, however, a string of downbeat economic indicators cast renewed doubts on the sustainability of the recovery. Most notably, U.S. gross domestic product grew at an annualized rate of only 0.8% in the first half of 2011, down sharply from 2.8% for 2010.

Many economists viewed the slowdown as a temporary
result of high energy prices and global supply disruptions from the natural disasters in Japan. Some expected the recovery to reaccelerate in the second half of 2011, while few warned that the economy was in immediate danger of slipping back into recession.

Persistent weakness in jobs and housing slowed growth.

As has often been the case in recent years, the beleaguered labor and housing markets exerted a powerful drag on economic growth. Both showed tentative signs of stabilization in late 2010 and early 2011, only to falter again over the ensuing months.

Although the private sector has been gradually
adding jobs, the pace of hiring has not been nearly brisk enough to produce a sustained drop in the unemployment rate, which stood at 9.1% as of July 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels not seen since 2002. Not surprisingly, the combination of depressed home values and stubbornly high unemployment took a heavy toll on consumer confidence. Meaningful improvement on both fronts will likely be needed to generate a robust economic expansion in the period ahead.

Despite inflation concerns, the Federal Reserve
focused on economic stimulus.

In the first quarter of 2011, oil and gas prices spiked in response to the geopolitical turmoil in North Africa and the Middle East—an unwelcome development for

Letter to Shareholders

Wells Fargo Advantage Strategic Large Cap Growth Fund

3

consumers already crimped by the tough labor and housing markets. While those prices retreated in the second quarter, they continued to pose a threat to consumer spending as the period drew to a close.

Much of the period was also marked by concerns over rising “core” inflation, which excludes volatile energy and food prices.
Yet, core inflation remained fairly mild by historical standards, particularly in the absence of healthy wage gains. Consequently, the Federal Reserve (Fed) kept short-term interest rates at exceptionally low levels throughout the 12 months in an effort to foster a more rapid economic recovery. In addition, the Fed sought to stimulate growth with its second round of quantitative easing (QE2)—a $600 billion Treasury purchase program that ended as scheduled on June 30, 2011.

The equity market rewarded investors for the full 12-month period.

By boosting investor sentiment and putting downward pressure on Treasury yields, QE2 helped fuel the equity market’s impressive advance from late August
2010 through April 2011. Better-than-expected corporate earnings also played a key role in driving stock prices higher, aided by short-term catalysts such as the mid-term congressional elections, the extension of the Bush-era tax cuts, and some encouraging economic data.

Beginning in May 2011, however, the market reversed direction for six consecutive weeks as it became increasingly clear to investors that the economy had entered a soft patch. A number of other issues also weighed on the market, including severe weather in the U.S., Europe’s sovereign debt crisis, and the prospect of declining growth in China. A late-June surge pared the market’s second-quarter losses, but partisan wrangling over the federal debt ceiling led to further declines in July 2011.

All things considered, the market demonstrated resilience in an uncertain environment. For the full period, the S&P 500 Index1 and the Dow Jones Industrial Average2 were up 19.7% and 19.1%, respectively, on a total-return basis.

Recent events have not altered our message to our shareholders.

Since the bear
market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility. In our view, this rebound from a downturn of historic proportions underscores the importance of maintaining a well-diversified, long-term investment strategy through changing market conditions.

To help you create a sound
strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.
The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Since the bear market officially ended in March 2009, the equity market has rewarded investors who have stayed the course through its multiple bouts of short-term volatility.

4

Wells Fargo Advantage Strategic Large Cap Growth Fund

Letter to Shareholders

Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)

Wells Fargo Advantage Strategic Large Cap Growth Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Joseph M. Eberhardy, CFA, CPA

(Effective July 25, 2011)

Thomas C. Ognar, CFA

(Effective July 25, 2011)

Bruce C.
Olson, CFA

(Effective July 25, 2011)

FUND INCEPTION

November 24, 1997

12 MONTH TOTAL RETURN AS OF JULY 31, 2011

Class A (Excluding Sales Charges)

25.78%

  Russell 1000®
Growth Index[1]

24.76%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses. The Fund’s gross and net expense ratios are 1.29% and 1.07%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.

The Russell 1000® Growth Index measures the performance of those Russell
1000 Growth Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Strategic Large Cap Growth Fund Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Strategic Large Cap Growth Fund

Performance Highlights (Unaudited)

MANAGER’S
DISCUSSION

Fund highlights

■

The Fund outperformed its benchmark, for the 12-month period that ended July 31, 2011, particularly due to positioning in the consumer discretionary, information technology (IT), and industrials sectors. Leading individual contributors included priceline.com Incorporated, Apple Incorporated, and Joy Global Incorporated.

■

On July 25, 2011, Thomas C. Ognar, CFA; Bruce C. Olson, CFA; and Joseph M. Eberhardy, CFA, CPA, of Wells Capital Management Incorporated’s
Heritage Growth Equity team assumed portfolio management responsibilities for the Fund.

The Heritage Growth
Equity team assumed Fund management on July 25, 2011.

Prior to July 25, 2011, the Fund’s management style sought to identify and exploit “perception variances”—instances where firm growth rates are underestimated by the broad market. The team managed the strategy in a diversified, risk-aware manner with an emphasis on bottom-up stock selection.

After assuming portfolio management responsibilities near the end of the period, the Heritage Growth Equity team began to apply its own investment style and process to the Fund. Since then, the team has been managing the Fund with its “triangle” approach, which focuses on firms that exhibit robust, sustainable, and underappreciated growth. The team conducts fundamental, all-cap research that is designed to yield unique insights and an informational advantage with a goal of being able to act quickly on new information, both positive and negative, in an effort to capitalize on investor biases.

While the Heritage Growth Team has made some changes since assuming management of the Fund, the Fund’s strategy continues to emphasize bottom-up fundamentals—particularly factors driving the rate and sustainability of a company’s earnings growth—as well as risk management as a key component of buy and sell decision-making. The team continuously manages risk by evaluating the rate and sustainability of a company’s true growth rate relative to the market’s expectations.

Strong stock
selection drove the Fund’s outperformance.

Because the Heritage Growth Team did not assume management of the Fund until July 25, the
Fund’s outperformance during the 12-month period ended July 31, 2011 was attributable primarily to the prior investment team. The Fund outperformed across a majority of sectors, particularly in consumer discretionary, IT and industrials.

Strength in consumer discretionary stemmed from favorable risk/reward opportunities identified by the prior team, such as profit margin recoveries, secular growth through international exposure, market share gains, and a focus on the high-end consumer. Key contributors within the specialty retail space included Limited Brands Incorporated, Dick’s Sporting Goods Incorporated and
Abercrombie & Fitch Company. Online retailer priceline.com Incorporated was a standout contributor due to increased market share penetration, particularly overseas. In IT, outperformance was driven by Apple Incorporated and semiconductor firms Marvell Technology Group Limited and ARM Holdings plc, which have benefited from strong growth in mobile devices. In industrials, machinery-related holdings—led by Joy Global—delivered share price gains based on brisk order growth, particularly from developing markets such as China.

The Fund’s positioning within the financials sector hindered relative performance—particularly due to Bank of America Corporation, a holding that was ultimately sold.

Performance Highlights (Unaudited)

Wells Fargo Advantage Strategic Large Cap Growth Fund

7

SECTOR DISTRIBUTION[3] (AS OF JULY 31, 2011)

We continue to see attractive opportunities in the market.

While we remain bullish on the potential for strong equity returns over the next five to 10 years, our short-term market outlook—over the next six to 12 months—is less certain in the absence of much-needed clarity on the macroeconomic front. As long as investors have doubts about the sustainability of the recovery, there may be further market volatility in the period ahead. We will continue to monitor the potential impact on our holdings from macroeconomic factors, such as employment and housing trends, the U.S. debt-rating downgrade and tightening policies in China.

  TEN LARGEST EQUITY
HOLDINGS[4]   (AS OF JULY 31,
2011)

Apple Incorporated

7.03%

Google Incorporated Class A

3.93%

Schlumberger Limited

3.38%

QUALCOMM Incorporated

2.70%

EMC Corporation

2.35%

Oracle Corporation

2.30%

American Express Company

2.27%

Las Vegas Sands Corporation

2.03%

Accenture plc

2.01%

Cummins Incorporated

2.01%

With regard to our portfolio holdings, we believe that the gap between our growth expectations and consensus estimates generally widened due to recent market volatility, which may offer additional investment opportunities. We also recognize that correlations among individual stocks have decreased over the past several quarters, suggesting that investors have become more discriminating in their investment decisions. Going forward, we view company-by-company execution as paramount and are optimistic on our holdings’ organic growth prospects. Specifically, we believe that many of the companies we own, while perhaps undervalued by the market, wield distinct competitive advantages and are capable of generating the consistent growth in revenues and earnings that many investors are seeking. In an environment where such growth may become increasingly difficult to achieve, these are precisely the types of companies that can potentially reward investors—even if the broader market falters.

As always, we may look to selectively
add to the portfolio in the months ahead by taking advantage of short-term investor biases. The recent market pullback has created a number of attractive opportunities in companies that we believe meet our criteria for robust, sustainable, and underappreciated growth. Of particular interest to us are well-managed companies that have been benefiting from secular trends—such as virtualization and cloud computing in the IT sector—and growth overseas, as well as those that have taken proactive steps to expand or preserve their profit margins.

3.
Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

4.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

8

Wells Fargo Advantage Strategic Large Cap Growth Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JULY 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (ESGAX)

05/11/2001

(3.17
)

18.54

5.38

2.22

2.73

25.78

6.64

2.82

1.29%

1.07%

Class C (ESGTX)

05/11/2001

1.38

23.87

5.85

2.07

2.38

24.87

5.85

2.07

2.04%

1.82%

Class R (ESGRX)

10/10/2003

2.61

25.49

6.38

2.60

1.54%

1.32%

Administrator Class (ESGDX)

07/30/2010

2.77

25.94

6.77

2.95

1.13%

0.95%

Institutional Class (ESGIX)

11/24/1997

2.87

26.11

6.92

3.10

0.86%

0.80%

Russell 1000 Growth Index

3.14

24.76

5.52

2.40

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is
1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for Class R and Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R and Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Strategic
Growth Fund.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses

Wells Fargo Advantage Strategic Large Cap Growth Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charge. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

  Beginning
Account Value 02-01-2011

Ending Account Value 07-31-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,027.33

$
5.38

1.07
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.49

$
5.36

1.07
%

Class C

Actual

$
1,000.00

$
1,023.81

$
9.13

1.82
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,015.77

$
9.10

1.82
%

Class R

Actual

$
1,000.00

$
1,026.14

$
6.63

1.32
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.25

$
6.61

1.32
%

Administrator Class

Actual

$
1,000.00

$
1,027.74

$
4.78

0.95
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.08

$
4.76

0.95
%

Institutional Class

Actual

$
1,000.00

$
1,028.67

$
4.02

0.80
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.83

$
4.01

0.80
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Strategic Large Cap Growth Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Common Stocks: 97.55%

Consumer Discretionary: 19.11%

Auto Components: 1.26%

Johnson Controls Incorporated

200,000

$
7,390,000

Hotels, Restaurants & Leisure: 5.72%

Las Vegas Sands Corporation†

251,550

11,868,129

McDonald’s Corporation

120,000

10,377,600

Starbucks Corporation

280,300

11,237,227

33,482,956

Internet & Catalog Retail: 2.92%

Amazon.com Incorporated†

50,200

11,170,504

priceline.com Incorporated†

11,075

5,954,474

17,124,978

Media: 1.80%

CBS Corporation Class B

200,000

5,474,000

DIRECTV Group Incorporated†

100,000

5,068,000

10,542,000

Multiline Retail: 2.05%

Dollar Tree Incorporated†

130,000

8,609,900

NU Skin Enterprises Incorporated Class A«

90,000

3,378,600

11,988,500

Specialty Retail: 4.13%

CarMax Incorporated†

150,000

4,795,500

Dick’s Sporting Goods Incorporated†«

212,175

7,850,475

O’Reilly Automotive Incorporated†

90,000

5,355,000

Tiffany & Company«

77,925

6,202,051

24,203,026

Textiles, Apparel & Luxury Goods: 1.23%

Nike Incorporated Class B

80,000

7,212,000

Energy: 7.49%

Energy Equipment & Services: 5.06%

National Oilwell Varco Incorporated

122,100

9,837,597

Schlumberger Limited

219,325

19,820,400

29,657,997

Oil, Gas & Consumable Fuels: 2.43%

ConocoPhillips

157,725

11,354,623

EOG Resources Incorporated

28,225

2,878,950

14,233,573

Financials: 7.91%

Commercial Banks: 1.02%

US Bancorp

229,575

5,982,725

Portfolio of Investments—July 31, 2011

Wells Fargo Advantage Strategic Large Cap Growth Fund

11

Security Name

Shares

Value

Consumer Finance: 4.09%

American Express Company

266,275

$
13,324,401

MasterCard Incorporated

35,000

10,613,750

23,938,151

Diversified Financial Services: 1.23%

CME Group Incorporated

25,000

7,229,750

Insurance: 1.57%

MetLife Incorporated

222,450

9,167,165

Health Care: 12.44%

Biotechnology: 2.90%

Alexion Pharmaceuticals Incorporated†

100,000

5,680,000

Celgene Corporation†

190,150

11,275,895

16,955,895

Health Care Equipment & Supplies: 3.35%

Intuitive Surgical Incorporated†

20,000

8,011,000

St. Jude Medical Incorporated

250,000

11,625,000

19,636,000

Health Care Providers & Services: 4.19%

AmerisourceBergen Corporation

163,250

6,254,108

Express Scripts Incorporated†

200,000

10,852,000

UnitedHealth Group Incorporated

150,000

7,444,500

24,550,608

Pharmaceuticals: 2.00%

Allergan Incorporated

75,000

6,098,250

Perrigo Company«

62,150

5,612,767

11,711,017

Industrials: 10.43%

Aerospace & Defense: 3.01%

Goodrich Corporation

97,975

9,321,342

United Technologies Corporation

100,000

8,284,000

17,605,342

Air Freight & Logistics: 1.36%

C.H. Robinson Worldwide Incorporated

110,000

7,954,100

Machinery: 3.24%

Cummins Incorporated

112,400

11,788,512

Eaton Corporation

78,925

3,784,454

Joy Global Incorporated«

36,500

3,428,080

19,001,046

Road & Rail: 2.82%

Norfolk Southern Corporation

90,000

6,813,000

Union Pacific Corporation

95,000

9,735,600

16,548,600

12

Wells Fargo Advantage Strategic Large Cap Growth Fund

Portfolio of Investments—July 31, 2011

Security Name

Shares

Value

Information Technology: 33.90%

Communications Equipment: 4.20%

Acme Packet Incorporated†«

23,875

$
1,406,715

Aruba Networks Incorporated†«

47,500

1,090,125

QUALCOMM Incorporated

289,150

15,839,637

Riverbed Technology Incorporated†

219,175

6,274,980

24,611,457

Computers & Peripherals: 11.14%

Apple Incorporated†

105,490

41,191,735

EMC Corporation†«

526,925

13,742,204

NetApp Incorporated†«

217,200

10,321,344

65,255,283

Electronic Equipment & Instruments: 0.89%

Agilent Technologies Incorporated†

123,150

5,192,004

Internet Software & Services: 4.43%

eBay Incorporated†

90,000

2,947,500

Google Incorporated Class A†

38,149

23,030,170

25,977,670

IT Services: 3.21%

Accenture plc«

199,575

11,802,866

Cognizant Technology Solutions Corporation Class A†

100,000

6,987,000

18,789,866

Semiconductors & Semiconductor Equipment: 1.04%

ARM Holdings plc ADR

71,400

2,055,606

Microchip Technology Incorporated

120,000

4,050,000

6,105,606

Software: 8.99%

Check Point Software Technologies Limited†«

121,275

6,991,504

Citrix Systems Incorporated†

83,000

5,979,320

Oracle Corporation

441,545

13,502,446

Red Hat Incorporated†

232,675

9,790,964

Salesforce.com Incorporated†«

60,000

8,682,600

SuccessFactors Incorporated†«

156,775

4,232,925

VMware Incorporated†

34,825

3,494,341

52,674,100

Materials: 5.25%

Chemicals: 3.30%

Air Products & Chemicals Incorporated

60,000

5,323,800

Monsanto Company

50,000

3,674,000

Praxair Incorporated

100,000

10,364,000

19,361,800

Metals & Mining: 1.95%

Freeport-McMoRan Copper & Gold Incorporated Class B

215,800

11,428,768

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Strategic Large Cap Growth Fund	13

Security Name		Shares	Value

Telecommunication Services: 1.02%

Wireless Telecommunication Services: 1.02%
NII Holdings Incorporated†		140,000	$5,954,112

Total Common Stocks (Cost $496,695,373)			571,466,095

	Yield

Short-Term Investments: 12.23%

Investment Companies: 12.23%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.02%	25,125,255	25,125,255
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.14	46,483,195	46,483,195

Total Short-Term Investments (Cost $71,608,450)			71,608,450

Total Investments in Securities
(Cost $568,303,823)*	109.78%	643,074,545
Other Assets and Liabilities, Net	(9.78)	(57,280,617)

Total Net Assets	100.00%	$585,793,928

†	Non-income earning security.

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $570,451,024 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$79,857,356
Gross unrealized depreciation	(7,233,835)

Net unrealized appreciation	$72,623,521

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Strategic Large Cap Growth Fund	Statement of Assets and Liabilities—July 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$571,466,095
In affiliated securities, at value	71,608,450

Total investments, at value (see cost below)	643,074,545
Receivable for investments sold	164,656,967
Receivable for Fund shares sold	328,267
Receivable for dividends	275,536
Receivable for securities lending income	6,808
Prepaid expenses and other assets	22,364

Total assets	808,364,487

Liabilities
Payable for investments purchased	175,222,106
Payable for Fund shares redeemed	372,390
Payable upon receipt of securities loaned	46,483,195
Advisory fee payable	308,247
Distribution fees payable	4,177
Due to other related parties	71,205
Accrued expenses and other liabilities	109,239

Total liabilities	222,570,559

Total net assets	$585,793,928

NET ASSETS CONSIST OF
Paid-in capital	$543,172,024
Undistributed net investment income	1,549,865
Accumulated net realized losses on investments	(33,698,683)
Net unrealized gains on investments	74,770,722

Total net assets	$585,793,928

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$28,056,344
Shares outstanding – Class A	889,142
Net asset value per share – Class A	$31.55
Maximum offering price per share – Class A2	$33.47
Net assets – Class C	$5,874,088
Shares outstanding – Class C	198,103
Net asset value per share – Class C	$29.65
Net assets – Class R	$1,366,395
Shares outstanding – Class R	43,527
Net asset value per share – Class R	$31.39
Net assets – Administrator Class	$2,852,009
Shares outstanding – Administrator Class	89,555
Net asset value per share – Administrator Class	$31.85
Net assets – Institutional Class	$547,645,092
Shares outstanding – Institutional Class	17,160,797
Net asset value per share – Institutional Class	$31.91

Total investments, at cost	$568,303,823

Securities on loan, at value	$45,023,057

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2011	Wells Fargo Advantage Strategic Large Cap Growth Fund	15

Investment income
Dividends*	$5,600,020
Income from affiliated securities	30,841
Securities lending income, net	107,235

Total investment income	5,738,096

Expenses
Advisory fee	3,241,616
Administration fees
Fund level	249,974
Class A	66,524
Class C	15,243
Class R	2,057
Administrator Class	1,376
Institutional Class	373,061
Shareholder servicing fees
Class A	63,656
Class C	14,656
Class R	1,988
Administrator Class	3,063
Distribution fees
Class C	43,969
Class R	1,988
Custody and accounting fees	42,834
Professional fees	26,998
Registration fees	82,275
Shareholder report expenses	36,982
Trustees’ fees and expenses	16,589
Other fees and expenses	21,650

Total expenses	4,306,499
Less: Fee waivers and/or expense reimbursements	(178,623)

Net expenses	4,127,876

Net investment income	1,610,220

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	71,882,389
Net change in unrealized gains (losses) on investments	27,547,809

Net realized and unrealized gains (losses) on investments	99,430,198

Net increase in net assets resulting from operations	$101,040,418

* Net of foreign withholding taxes of	$14,175

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Strategic Large Cap Growth Fund	Statements of Changes in Net Assets

	Year Ended July 31, 2011		Year Ended July 31, 2010[1,2]				Year Ended September 30, 2009[1]

Operations
Net investment income		$1,610,220			$849,855				$3,587,548
Net realized gains (losses) on investments		71,882,389			47,239,376				(148,950,249)
Net change in unrealized gains (losses) on investments		27,547,809			(27,179,941)				125,846,819

Net increase (decrease) in net assets resulting from operations		101,040,418			20,909,290				(19,515,882)

Distributions to shareholders from
Net investment income
Class A		0			(105,494)				(27,885)
Class C		0			(3,965)				0
Class IS		NA			(30,744)[4]				(17,986)[4]
Class R		0			(2,162)				(14)
Administrator Class		(4,618)			0	[3]			NA
Institutional Class		(844,105)			(3,209,936)				(2,957,101)
Net realized gains
Class A		0			0				(610,142)
Class B		NA			0	[5]			(157,145)[5]
Class C		0			0				(320,402)
Class IS		NA			0	[4]			(617,266)[4]
Class R		0			0				(752)
Institutional Class		0			0				(37,155,258)

Total distributions to shareholders		(848,723)			(3,352,301)				(41,863,951)

	Shares		Shares				Shares

Capital share transactions
Proceeds from shares sold
Class A	302,920	9,420,716	538,842		13,374,041		449,628		9,326,840
Class B	NA	NA	7,976	[5]	202,658	[5]	12,320	[5]	245,758 [5]
Class C	56,060	1,625,693	74,605		1,810,213		125,077		2,480,261
Class IS	NA	NA	381	[4]	9,627	[4]	518	[4]	9,865 [4]
Class R	31,730	994,238	8,576		220,548		11,638		245,553
Administrator Class	102,752	3,146,016	394	[3]	10,000	[3]	NA		NA
Institutional Class	7,400,016	232,824,334	1,397,270		36,096,742		4,801,164		99,295,930

		248,010,997			51,723,829				111,604,207

Reinvestment of distributions
Class A	0	0	3,479		87,439		32,012		590,345
Class B	NA	NA	0	[5]	0	[5]	8,330	[5]	145,769 [5]
Class C	0	0	132		3,123		15,607		273,127
Class IS	NA	NA	1,006	[4]	25,207	[4]	30,375	[4]	556,890 [4]
Class R	0	0	82		2,062		37		683
Administrator Class	104	3,154	0	[3]	0	[3]	NA		NA
Institutional Class	12,025	365,447	56,561		1,434,394		900,707		16,805,239

		368,601			1,552,225				18,372,053

Statements of Changes in Net Assets	Wells Fargo Advantage Strategic Large Cap Growth Fund	17

	Year Ended July 31, 2011		Year Ended July 31, 2010[1,2]		Year Ended September 30, 2009[1]

	Shares		Shares		Shares

Capital share transactions (continued)
Payment for shares redeemed
Class A	(367,241)	$(10,649,100)	(217,575)	$(5,647,598)	(186,686)	$(3,909,410)
Class B	NA	NA	(76,492)[5]	(1,788,120)[5]	(41,995)[5]	(823,828)[5]
Class C	(110,586)	(3,020,425)	(68,388)	(1,654,013)	(69,650)	(1,337,699)
Class IS	NA	NA	(271,338)[4]	(6,651,248)[4]	(117,673)[4]	(2,322,342)[4]
Class R	(5,661)	(176,078)	(3,107)	(78,319)	(120)	(2,825)
Administrator Class	(13,695)	(429,480)	0 [3]	0 [3]	NA	NA
Institutional Class	(5,541,807)	(166,781,047)	(4,201,535)	(108,824,456)	(8,941,013)	(185,070,949)

		(181,056,130)		(124,643,754)		(193,467,053)

Net increase (decrease) in net assets resulting from capital share transactions		67,323,468		(71,367,700)		(63,490,793)

Total increase (decrease) in net assets		167,515,163		(53,810,711)		(124,870,626)

Net assets
Beginning of period		418,278,765		472,089,476		596,960,102

End of period		$585,793,928		$418,278,765		$472,089,476

Undistributed net investment income		$1,549,865		$804,253		$3,306,699

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Strategic Growth Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Evergreen Strategic Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Class commenced operations on July 30, 2010.

4.	Class IS shares of Evergreen Strategic Growth Fund became Class A shares on July 16, 2010.

5.	Class B shares of Evergreen Strategic Growth Fund became Class A shares on July 16, 2010.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Strategic Large Cap Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Class A	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$25.10	$24.30	$26.61	$34.16	$27.57	$26.70
Net investment income (loss)	0.03 [3]	(0.00)[3]	0.15	0.11 [3]	0.02	(0.02)
Net realized and unrealized gains (losses) on investments	6.42	0.95	(0.50)	(6.82)	6.57	0.89

Total from investment operations	6.45	0.95	(0.35)	(6.71)	6.59	0.87
Distributions to shareholders from
Net investment income	0.00	(0.15)	(0.08)	(0.13)	0.00	0.00
Net realized gains	0.00	0.00	(1.88)	(0.71)	0.00	0.00

Total distributions to shareholders	0.00	(0.15)	(1.96)	(0.84)	0.00	0.00
Net asset value, end of period	$31.55	$25.10	$24.30	$26.61	$34.16	$27.57
Total return[4]	25.78%	3.90%	1.02%	(20.09)%	23.90%	3.26%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.09%	1.07%	1.06%	1.10%	1.07%
Net expenses	1.07%	1.08%	1.07%	1.04%	1.08%	1.07%
Net investment income (loss)	0.09%	(0.01)%	0.59%	0.35%	0.04%	(0.06)%
Supplemental data
Portfolio turnover rate	165%	105%	182%	139%	97%	97%
Net assets, end of period (000’s omitted)	$28,056	$23,932	$15,280	$8,883	$7,379	$5,395

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Strategic Growth Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Strategic Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Strategic Large Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Class C	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$23.76	$23.03	$25.43	$32.79	$26.67	$26.00
Net investment loss	(0.18)[3]	(0.15)	(0.03)[3]	(0.12)[3]	(0.20)[3]	(0.20)[3]
Net realized and unrealized gains (losses) on investments	6.07	0.90	(0.49)	(6.53)	6.32	0.87

Total from investment operations	5.89	0.75	(0.52)	(6.65)	6.12	0.67
Distributions to shareholders from
Net investment income	0.00	(0.02)	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	(1.88)	(0.71)	0.00	0.00

Total distributions to shareholders	0.00	(0.02)	(1.88)	(0.71)	0.00	0.00
Net asset value, end of period	$29.65	$23.76	$23.03	$25.43	$32.79	$26.67
Total return[4]	24.87%	3.24%	0.25%	(20.70)%	22.98%	2.58%
Ratios to average net assets (annualized)
Gross expenses	2.01%	1.84%	1.82%	1.79%	1.79%	1.77%
Net expenses	1.82%	1.83%	1.82%	1.79%	1.79%	1.77%
Net investment loss	(0.66)%	(0.76)%	(0.15)%	(0.39)%	(0.68)%	(0.76)%
Supplemental data
Portfolio turnover rate	165%	105%	182%	139%	97%	97%
Net assets, end of period (000’s omitted)	$5,874	$6,003	$5,672	$4,457	$2,845	$1,742

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Strategic Growth Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Strategic Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Strategic Large Cap Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Class R	2011	2010[1],[2]	2009	2008	2007	2006
Net asset value, beginning of period	$25.03	$24.30	$26.61	$34.13	$27.61	$26.79
Net investment income (loss)	(0.06)[3]	(0.06)[3]	0.05 [3]	0.03 [3]	(0.06)[3]	(0.07)[3]
Net realized and unrealized gains (losses) on investments	6.42	0.95	(0.45)	(6.82)	6.58	0.89

Total from investment operations	6.36	0.89	(0.40)	(6.79)	6.52	0.82
Distributions to shareholders from
Net investment income	0.00	(0.16)	(0.03)	(0.02)	0.00	0.00
Net realized gains	0.00	0.00	(1.88)	(0.71)	0.00	0.00

Total distributions to shareholders	0.00	(0.16)	(1.91)	(0.73)	0.00	0.00
Net asset value, end of period	$31.39	$25.03	$24.30	$26.61	$34.13	$27.61
Total return[4]	25.49%	3.65%	0.81%	(20.32)%	23.61%	3.06%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.33%	1.34%	1.29%	1.31%	1.28%
Net expenses	1.32%	1.32%	1.34%	1.29%	1.31%	1.28%
Net investment income (loss)	(0.21)%	(0.27)%	0.23%	0.10%	(0.20)%	(0.27)%
Supplemental data
Portfolio turnover rate	165%	105%	182%	139%	97%	97%
Net assets, end of period (000’s omitted)	$1,366	$437	$289	$9	$10	$6

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Strategic Growth Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen Strategic Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Strategic Large Cap Growth Fund	21

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$25.37	$25.37
Net investment income	0.05	0.00
Net realized and unrealized gains (losses) on investments	6.52	0.00

Total from investment operations	6.57	0.00
Distributions to shareholders from
Net investment income	(0.09)	0.00
Net asset value, end of period	$31.85	$25.37
Total return[2]	25.94%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.06%	0.00%
Net expenses	0.95%	0.00%
Net investment income	0.12%	0.00%
Supplemental data
Portfolio turnover rate	165%	105%
Net assets, end of period (000’s omitted)	$2,852	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Strategic Large Cap Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,		Year Ended September 30,
Institutional Class	2011	2010[1],[2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$25.37	$24.54	$26.88	$34.49	$27.83	$26.89
Net investment income	0.10	0.07	0.20	0.22	0.12	0.07
Net realized and unrealized gains (losses) on investments	6.50	0.94	(0.52)	(6.91)	6.62	0.89

Total from investment operations	6.60	1.01	(0.32)	(6.69)	6.74	0.96
Distributions to shareholders from
Net investment income	(0.06)	(0.18)	(0.14)	(0.21)	(0.08)	(0.02)
Net realized gains	0.00	0.00	(1.88)	(0.71)	0.00	0.00

Total distributions to shareholders	(0.06)	(0.18)	(2.02)	(0.92)	(0.08)	(0.02)
Net asset value, end of period	$31.91	$25.37	$24.54	$26.88	$34.49	$27.83
Total return[3]	26.11%	4.14%	1.27%	(19.91)%	24.28%	3.56%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.83%	0.82%	0.79%	0.79%	0.77%
Net expenses	0.80%	0.83%	0.82%	0.79%	0.79%	0.77%
Net investment income	0.35%	0.25%	0.87%	0.60%	0.33%	0.24%
Supplemental data
Portfolio turnover rate	165%	105%	182%	139%	97%	97%
Net assets, end of period (000’s omitted)	$547,645	$387,896	$442,736	$571,879	$978,930	$1,389,589

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Strategic Growth Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Strategic Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Strategic Large Cap Growth Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Strategic Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

24	Wells Fargo Advantage Strategic Large Cap Growth Fund	Notes to Financial Statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$(15,885)	$15,885

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of July 31, 2011, Wells Fargo Advantage Strategic Large Cap Growth Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $31,551,482 expiring in 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

Notes to Financial Statements	Wells Fargo Advantage Strategic Large Cap Growth Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$571,466,095	$0	$0	$571,466,095
Short-term investments
Investment companies	25,125,255	46,483,195	0	71,608,450
	$596,591,350	$46,483,195	$0	$643,074,545

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund

26	Wells Fargo Advantage Strategic Large Cap Growth Fund	Notes to Financial Statements

increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $1,268 from the sale of Class A shares and $1,168 and $35 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $856,826,996 and $796,957,916, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2011, July 31, 2010 and September 30, 2009 were as follows:

	Year Ended July 31,		Year Ended September 30,
	2011	2010*	2009
Ordinary Income	$848,723	$3,352,301	$3,004,831
Long-term Capital Gain	0	0	38,859,120

*	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

Notes to Financial Statements	Wells Fargo Advantage Strategic Large Cap Growth Fund	27

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$1,593,861	$72,623,521	$(31,551,482)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

28	Wells Fargo Advantage Strategic Large Cap Growth Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Strategic Large Cap Growth Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended July 31, 2011, the period October 1, 2009 through July 31, 2010, and the year ended September 30, 2009, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Strategic Large Cap Growth Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for the year ended July 31, 2011, the period October 1, 2009 through July 31, 2010, and the year ended September 30, 2009, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

Other Information (Unaudited)	Wells Fargo Advantage Strategic Large Cap Growth Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $848,723 of income dividends paid during the fiscal year ended July 31, 2011 has been designated as qualified dividend income (QDI).

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

30	Wells Fargo Advantage Strategic Large Cap Growth Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Strategic Large Cap Growth Fund	31

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

32	Wells Fargo Advantage Strategic Large Cap Growth Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and Strategic Large Cap Growth Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Strategic Large Cap Growth Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, Omega Growth Fund, Premier Large Company Growth Fund and Strategic Large Cap Growth Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the

Other Information (Unaudited)	Wells Fargo Advantage Strategic Large Cap Growth Fund	33

Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each of the Growth Fund, the Large Cap Growth Fund, the Omega Growth Fund, the Premiere Large Company Growth Fund and the Strategic Large Cap Growth Fund was generally higher than the median performance of the Universe for the periods under review. The Board also noted that the one- and ten-year performance of the Capital Growth Fund and the Endeavor Select Fund was higher than the median performance of the Universe and the three- and five-year performance was lower than the median performance of the Universe, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of each of the Capital Growth Fund and the Endeavor Select Fund relative to the Universe. The Board received a report that showed (i) that the Capital Growth Fund recently outperformed its benchmark and (ii) that the performance of the Endeavor Select Fund was higher than its peer group for the year-to-date results. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to the Fund’s investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group, except for the Institutional Class of the Omega Growth Fund. The Board also noted that the Advisory Agreement Rates for the Investor Class and Class A were not appreciably higher or higher than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Administrator Class and the Institutional Class of each of the Funds were in range of the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rate for the Investor Class and Class A of the Large Cap Growth Fund, the Premiere Large Company Growth Fund and the Strategic Large Cap Growth Fund was in range of the median rate for the Fund’s Expense Group and that for the Investor Class and Class A of the Capital Growth Fund, the Endeavor Select Fund, the Growth Fund and Omega Growth Fund the Net Advisory Rates were not appreciably higher or higher than the median rate of each Fund’s Expense

34	Wells Fargo Advantage Strategic Large Cap Growth Fund	Other Information (Unaudited)

Group. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’ expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other Information (Unaudited)	Wells Fargo Advantage Strategic Large Cap Growth Fund	35

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36	Wells Fargo Advantage Strategic Large Cap Growth Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204794 09-11 A213/AR213 7-11

Wells Fargo Advantage

Social Sustainability FundSM

Annual Report

July 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2011 and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of July 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Social Sustainability Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Most of the period was marked by continuing optimism as economic data seemed to point toward a recovery, though investor expectations moderated on a late-period weakening in the housing market, a continued sluggish employment market, and downward revision in gross domestic product (GDP) growth.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Social Sustainability FundSM for the 12-month period that ended July 31, 2011. Most of the period was marked by continuing optimism as economic data seemed to point toward a recovery, though investor expectations moderated on a late-period weakening in the housing market, a continued sluggish employment market, and downward revision in gross domestic product (GDP) growth. All major areas of the global stock market ended with double-digit returns—largely due to strong gains in the first 10 months of the period.

Solid economic reports helped support a market rally.

Early in the reporting period, economic numbers supported the case for a gradual recovery. According to revised numbers, reported real GDP grew by 2.5% in the third quarter of 2010 and by 2.3% in the fourth quarter, supporting consensus opinion that a double-dip recession was unlikely. The GDP growth number for the first quarter of 2011 was initially reported at 1.8% but was later revised significantly downward to 0.4%. The amount of the downward revision not only reawakened fears that the economy was slowing but also caused investors to put less of an emphasis on the initial estimate for second-quarter GDP growth of 1.3%. The stock market began to weaken toward the end of the period, though continued strong corporate earnings reports provided some support for stock prices.

The stubbornly high unemployment rate was the main sour note, beginning the period at 9.6% in August 2010 and ending the period modestly lower at 9.1% in July 2011. Indeed, the weak employment market was the primary reason why even those analysts who forecasted a recovery believed that it would only occur gradually. Persistent weakness in the housing market remained another source of concern.

Europe’s sovereign debt problems weighed on confidence.

Although European economic news had initially supported the moderately positive outlook, investors became concerned in mid-2010 about the possibility that eurozone member Greece would default on its sovereign debt. Greece applied for a bailout from the European Union and the International Monetary Fund in April 2010, and Ireland followed in November. In early April 2011, Portugal also requested a bailout. Toward the end of the reporting period, market participants became increasingly concerned about the sovereign debt burdens of Spain and Italy. (In early August, after the reporting period ended, these worries intensified and resulted in a significant sell-off of Spanish and Italian banks, as well as considerable overall market volatility.)1 Despite the debt worries, the MSCI EAFE Index2—which includes stocks from both European and Asian developed markets—posted a positive 12-month return.

1.	Comments expressed that do not fall within the reporting period are as of August 11, 2011.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to Shareholders	Wells Fargo Advantage Social Sustainability Fund	3

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates at effectively zero in order to support the financial system. In November 2010, the Federal Reserve (Fed) announced a second round of monetary stimulus (QE2) in which it planned to purchase $600 billion in long-term U.S. Treasuries by the end of the second quarter of 2011, as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. (In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until 2013.)1

At the beginning of the period, the European Central Bank (ECB) had its main interest rate at 1.00%, but raised it to 1.25% in April and then to 1.50% in July in an attempt to keep inflation in check. The ECB continued to provide unlimited liquidity for banks and, in December 2010, announced the purchase of Irish and Portuguese bonds in an attempt to reduce those countries’ borrowing costs. (In August, after a sell-off in the sovereign debt of Spain and Italy, the ECB announced plans to purchase the debt of those countries as well in exchange for increased deficit reduction from Italy.)1

Global stock markets rallied.

Stocks sold off in the summer of 2010 because of concerns about sovereign debt, but they soon recovered on hopes of a continued economic recovery. Even though stocks weakened again toward the end of the period, they nonetheless ended with solid gains. For the period, both domestic small-cap and large-cap stocks rallied as most investors seemed to operate on the belief that the economic recovery would continue. Among both large caps and small caps, growth stocks outperformed value stocks, largely because of weakness in financials (which are typically considered part of the value space). The concerns about sovereign debt that resurfaced later in the period served to erase many of the earlier gains in financials, because financials firms often hold large amounts of sovereign debt.

Many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike.

Experience tells us that strict adherence to time-tested strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Stocks sold off in the summer of 2010 because of concerns about sovereign debt, but they soon recovered on hopes of a continued economic recovery. Even though stocks weakened again toward the end of the period, they nonetheless ended with solid gains.

4	Wells Fargo Advantage Social Sustainability Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation by investing in securities which meet the Fund’s investment and social sustainability criteria.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Nelson Capital Management, LLC

PORTFOLIO MANAGERS

Scott C. Benner, CFA

Lloyd Kurtz, CFA

Jon Manchester, CFA, CFP

Frank Marcoux, CFA

Suanne Ramar, CFA

FUND INCEPTION

September 30, 2008

12 MONTH TOTAL RETURN AS OF JULY 31, 2011
Class A (Excluding Sales Charges)	15.87%
S&P 500® Index[1]	19.65%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through November 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.25% for Class A. The Fund’s gross and net expense ratios are 5.04% and 1.26%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Social Sustainability Fund Class A shares for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Social Sustainability Fund	5

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark for the 12-month period that ended July 31, 2011. Finding suitable energy sector companies that pass social screens proved a challenge after the sale of BP plc in the spring of 2010. This led to an underweight in the energy sector, which detracted from the Fund’s relative performance. Unfavorable security selection in the information technology (IT), energy and consumer staples sectors also detracted from the Fund’s relative performance.

■

During the period, security selection in the financials sector was a bright spot for the Fund. A lack of exposure to several large financials names, including Bank of America Corporation; Citigroup Incorporated; Morgan Stanley; and The Goldman Sachs Group Incorporated helped our relative performance during a period of slowing growth and a changing regulatory landscape. Other notable contributors came from the materials sector, where resurging commodity prices and merger and acquisition activity resulted in strong performance for specialty chemicals firm Lubrizol Corporation and fertilizer company Potash Corporation of Saskatchewan.

■

The more recent outperformance of smaller, lower-quality companies subsided as we transitioned into a mid-cycle economic environment. We therefore continued to migrate sector exposure to a pro-cyclical stance versus our defensive posture at the start of the period. Although the global recovery is unfolding at a slower-than-desired pace, we do not expect another recession.

SECTOR DISTRIBUTION[3] (AS OF JULY 31, 2011)

Despite a sluggish and uncertain recovery, stocks rallied on hopes of corporate profitability.

The soft patch of economic data that persisted throughout the summer of 2010 gave way to strong performance in the equity markets in late 2010 after the Federal Reserve’s (Fed) decision to provide economic stimulus in the form of a massive $600 billion bond purchase program, or quantitative easing (QE2), announced in November 2010. The market was also buoyed by a change of leadership in the U.S. House of Representatives, which resulted in a two-year extension of the tax cuts enacted under President George W. Bush. Equity markets began to price in another year of healthy corporate profitability. Commodity prices inflated in late 2010 and early 2011 as China’s consumption continued to rebound and as floods in Australia and China affected supplies. However, the earthquake and resulting tsunami in Japan introduced uncertainty into the global recovery story. Early in the second quarter of 2011, the eurozone faced the possibility that Greece might default on its sovereign debt. Two years after the beginning of the recovery, many governments and consumers struggled to deleverage, burdened by excess debt and sluggish growth. QE2 concluded in June 2011 amid reports of slowing U.S. economic growth, as unemployment hovered around 9% and as residential housing markets remained depressed.

3.	Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

6	Wells Fargo Advantage Social Sustainability Fund	Performance Highlights (Unaudited)

Throughout the period, we continued to increase the Fund’s exposure to traditional cyclical sectors. The Fund’s allocations to the consumer discretionary, energy, financials, industrials, and materials sectors were increased as its exposure to defensive sectors such as consumer staples, health care, and telecommunication services were reduced. The outperformance of smaller, lower-quality companies that we witnessed from early 2009 to the end of 2010 began to ease, and larger, cash-rich companies with strong earnings growth stories, attractive valuations, and dividends started to regain leadership. Commodity prices rose, and the fund benefited from materials sector investments in Lubrizol Corporation and Potash Corporation of Saskatchewan. In addition, Potash Corporation of Saskatchewan was the target of an acquisition attempt, which pushed up the company’s price even though the purchase ultimately failed to materialize. The Fund also benefited from a successful acquisition of Lubrizol Corporation by Berkshire Hathaway Incorporated. Among purchases during the period, we bought energy companies Spectra Energy Corporation and Statoil ASA in a conscious effort to raise our exposure to a notoriously difficult sector from the standpoint of social sustainability.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF JULY 31, 2011)
Google Incorporated Class A	3.79%
Norfolk Southern Corporation	3.13%
Microsoft Corporation	3.06%
Accenture plc	2.98%
EMC Corporation	2.91%
Johnson & Johnson	2.82%
Capital One Financial Corporation	2.77%
Emerson Electric Company	2.74%
Statoil ASA ADR	2.65%
Noble Energy Incorporated	2.62%

We believe that the economy is transitioning to the middle part of its cycle.

As of late July, economic releases suggested that growth expectations had moderated over the past six months as U.S. politicians grappled with a rapidly approaching vote on the debt ceiling amid evidence that global growth was decelerating. Two full years into the recovery, with the Fed’s second dose of quantitative easing complete and stiff opposition to increased government spending, it seemed to us like the mid-cycle is at hand. Progression to a mid-cycle environment suggests a potential change in leadership; indeed, early-cyclical sectors recently slipped in terms of relative performance. Going forward, we expect more modest growth and therefore believe that identifying companies that can win market share, defend pricing and manage capital in a shareholder-friendly manner, which includes those with a strong history of dividend payments, will be important. We believe that equity market valuations appear reasonable given strong corporate profitability.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Social Sustainability Fund	7

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF JULY 31, 2011)

		Including Sales Charge			Excluding Sales Charge			Expense Ratios[5]
	Inception Date	6 Months*	1 Year	Life of Fund	6 Months*	1 Year	Life of Fund	Gross	Net[6]
Class A (WSSAX)	09/30/2008	(5.83)	9.22	2.02	(0.09)	15.87	4.17	5.04%	1.26%
Class C (WSRCX)	09/30/2008	(1.46)	13.96	3.41	(0.46)	14.96	3.41	5.79%	2.01%
Administrator Class (WSRAX)	09/30/2008				0.00	16.07	4.42	4.88%	1.01%
S&P 500 Index					1.46	19.65	6.01

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Because the social screens applied to the Fund’s investments may exclude securities of certain issuers, industries, and sectors for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these screens. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and social investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Reflects the expense ratios as stated in the most recent prospectuses.

6.	The Adviser has committed through November 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.25% for Class A, 2.00% for Class C and 1.00% for Administrator Class shares. Without this cap, the Fund’s returns would have been lower.

8	Wells Fargo Advantage Social Sustainability Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2011 to July 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 02-01-2011	Ending Account Value 07-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$999.10	$6.20	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Class C
Actual	$1,000.00	$995.43	$9.90	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	$9.99	2.00%
Administrator Class
Actual	$1,000.00	$1,000.00	$4.96	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Social Sustainability Fund	9

Security Name	Shares	Value

Common Stocks: 99.25%

Consumer Discretionary: 12.57%

Hotels, Restaurants & Leisure: 2.55%
Starbucks Corporation	4,777	$191,510

Internet & Catalog Retail: 1.80%
Expedia Incorporated	4,263	135,094

Media: 1.74%
Walt Disney Company	3,384	130,690

Multiline Retail: 1.68%
Nordstrom Incorporated	2,510	125,902

Specialty Retail: 4.80%
Home Depot Incorporated	5,259	183,697
TJX Companies Incorporated	3,200	176,960

		360,657

Consumer Staples: 7.04%

Food & Staples Retailing: 2.28%
Costco Wholesale Corporation	2,188	171,211

Food Products: 2.58%
General Mills Incorporated	5,194	193,996

Household Products: 2.18%
Procter & Gamble Company	2,657	163,379

Energy: 11.87%

Energy Equipment & Services: 1.77%
Noble Corporation	3,600	132,732

Oil, Gas & Consumable Fuels: 10.10%
Apache Corporation	1,591	196,839
Noble Energy Incorporated	1,976	196,968
Spectra Energy Corporation	6,133	165,714
Statoil ASA ADR	8,100	199,017

		758,538

Financials: 16.75%

Capital Markets: 1.88%
Franklin Resources Incorporated	1,110	140,926

Commercial Banks: 3.70%
PNC Financial Services Group Incorporated	3,136	170,253
Toronto-Dominion Bank ADR	1,351	107,904

		278,157

Consumer Finance: 2.78%
Capital One Financial Corporation	4,359	208,360

10	Wells Fargo Advantage Social Sustainability Fund	Portfolio of Investments—July 31, 2011

Security Name	Shares	Value

Diversified Financial Services: 1.70%
JPMorgan Chase & Company	3,154	$127,579

Insurance: 6.69%
ACE Limited	2,633	176,358
MetLife Incorporated	3,690	152,065
Prudential Financial Incorporated	2,967	174,104

		502,527

Health Care: 12.63%

Health Care Equipment & Supplies: 4.18%
Becton Dickinson & Company	1,975	165,130
Stryker Corporation	2,730	148,348

		313,478

Health Care Providers & Services: 2.48%
Laboratory Corporation of America Holdings†	2,052	186,240

Pharmaceuticals: 5.97%
Johnson & Johnson	3,272	211,993
Novartis AG ADR	1,784	109,181
Pfizer Incorporated	6,622	127,407

		448,581

Industrials: 11.51%

Air Freight & Logistics: 1.94%
United Parcel Service Incorporated Class B	2,100	145,362

Electrical Equipment: 2.74%
Emerson Electric Company	4,190	205,687

Industrial Conglomerates: 1.67%
3M Company	1,439	125,394

Machinery: 2.04%
Eaton Corporation	3,189	152,913

Road & Rail: 3.12%
Norfolk Southern Corporation	3,100	234,670

Information Technology: 17.94%

Communications Equipment: 2.54%
QUALCOMM Incorporated	3,483	190,799

Computers & Peripherals: 2.91%
EMC Corporation†	8,375	218,420

Electronic Equipment & Instruments: 1.29%
Corning Incorporated	6,084	96,796

Internet Software & Services: 3.79%
Google Incorporated Class A†	471	284,338

Portfolio of Investments—July 31, 2011	Wells Fargo Advantage Social Sustainability Fund	11

Security Name		Shares	Value

IT Services: 2.98%
Accenture plc		3,780	$223,549

Semiconductors & Semiconductor Equipment: 1.37%
Texas Instruments Incorporated		3,471	103,262

Software: 3.06%
Microsoft Corporation		8,379	229,585

Materials: 4.42%

Chemicals: 3.11%
Lubrizol Corporation		898	120,871
Potash Corporation of Saskatchewan		1,950	112,730

			233,601

Metals & Mining: 1.31%
Nucor Corporation		2,529	98,353

Telecommunication Services: 2.34%

Wireless Telecommunication Services: 2.34%
Vodafone Group plc ADR		6,260	175,906

Utilities: 2.18%

Electric Utilities: 2.18%
Consolidated Edison Incorporated		3,112	163,689

Total Common Stocks (Cost $6,563,860)			7,451,881

	Yield

Short-Term Investments: 1.53%

Investment Companies: 1.53%
Wells Fargo Advantage Government Money Market Fund(l)(u)	0.01%	115,076	115,076

Total Short-Term Investments (Cost $115,076)			115,076

Total Investments in Securities
(Cost $6,678,936)*	100.78%	7,566,957
Other Assets and Liabilities, Net	(0.78)	(58,465)

Total Net Assets	100.00%	$7,508,492

†	Non-income earning security.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $6,685,542 and net unrealized appreciation (depreciation) consist of:

Gross unrealized appreciation	$990,862
Gross unrealized depreciation	(109,447)

Net unrealized appreciation	$881,415

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Social Sustainability Fund	Statement of Assets and Liabilities—July 31, 2011

Assets
Investments
In unaffiliated securities, at value	$7,451,881
In affiliated securities, at value	115,076

Total investments, at value (see cost below)	7,566,957
Receivable for dividends	14,201
Receivable from adviser	4,126
Prepaid expenses and other assets	3,172

Total assets	7,588,456

Liabilities
Payable for investments purchased	41,892
Distribution fees payable	155
Due to other related parties	1,211
Shareholder report expenses payable	7,966
Registration payable	6,553
Professional fees payable	22,187

Total liabilities	79,964

Total net assets	$7,508,492

NET ASSETS CONSIST OF
Paid-in capital	$6,557,298
Undistributed net investment income	28,994
Accumulated net realized gains on investments	34,175
Net unrealized gains on investments	888,025

Total net assets	$7,508,492

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$1,487,005
Shares outstanding – Class A	133,360
Net asset value per share – Class A	$11.15
Maximum offering price per share – Class A2	$11.83
Net assets – Class C	$238,517
Shares outstanding – Class C	21,926
Net asset value per share – Class C	$10.88
Net assets – Administrator Class	$5,782,970
Shares outstanding – Administrator Class	521,886
Net asset value per share – Administrator Class	$11.08

Total investments, at cost	$6,678,936

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended July 31, 2011	Wells Fargo Advantage Social Sustainability Fund	13

Investment income
Dividends*	$117,615
Income from affiliated securities	22

Total investment income	117,637

Expenses
Advisory fee	43,326
Administration fees
Fund level	3,333
Class A	3,192
Class C	721
Administrator Class	5,160
Shareholder servicing fees
Class A	3,069
Class C	693
Administrator Class	12,902
Distribution fees
Class C	2,081
Custody and accounting fees	11,362
Professional fees	33,463
Registration fees	29,079
Shareholder report expenses	36,964
Trustees’ fees and expenses	10,549
Other fees and expenses	1,445

Total expenses	197,339
Less: Fee waivers and/or expense reimbursements	(124,840)

Net expenses	72,499

Net investment income	45,138

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	77,636
Net change in unrealized gains (losses) on investments	772,121

Net realized and unrealized gains (losses) on investments	849,757

Net increase in net assets resulting from operations	$894,895

* Net of foreign withholding taxes of	$3,329

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Social Sustainability Fund	Statements of Changes in Net Assets

	Year Ended July 31, 2011		Year Ended July 31, 2010

Operations
Net investment income		$45,138		$28,041
Net realized gains on investments		77,636		54,713
Net change in unrealized gains (losses) on investments		772,121		(551)

Net increase in net assets resulting from operations		894,895		82,203

Distributions to shareholders from
Net investment income
Class A		(2,721)		0
Class C		0		(942)
Administrator Class		(30,364)		(24,422)
Net realized gains
Class A		(5,842)		0
Class C		(1,433)		0
Administrator Class		(23,847)		0

Total distributions to shareholders		(64,207)		(25,364)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	82,648	890,292	82,953	828,298
Class C	2,397	24,292	14,509	143,007
Administrator Class	179,283	1,927,407	312,760	3,136,292

		2,841,991		4,107,597

Reinvestment of distributions
Class A	780	8,412	0	0
Class C	135	1,423	95	942
Administrator Class	1,506	16,176	934	9,306

		26,011		10,248

Payment for shares redeemed
Class A	(32,426)	(362,196)	(30,434)	(301,378)
Class C	(9,196)	(98,100)	(884)	(8,628)
Administrator Class	(111,158)	(1,163,425)	(56,424)	(568,655)

		(1,623,721)		(878,661)

Net increase in net assets resulting from capital share transactions		1,244,281		3,239,184

Total increase in net assets		2,074,969		3,296,023

Net assets
Beginning of period		5,433,523		2,137,500

End of period		$7,508,492		$5,433,523

Undistributed net investment income		$28,994		$16,941

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Social Sustainability Fund	15

(For a share outstanding throughout each period)

	Year Ended July 31,
Class A	2011	2010	2009[1]
Net asset value, beginning of period	$9.69	$8.91	$10.00
Net investment income	0.03	0.03	0.02
Net realized and unrealized gains (losses) on investments	1.50	0.75	(1.11)

Total from investment operations	1.53	0.78	(1.09)
Distributions to shareholders from
Net investment income	(0.02)	0.00	0.00
Net realized gains	(0.05)	0.00	0.00

Total distribution to shareholders	(0.07)	0.00	0.00
Net asset value, end of period	$11.15	$9.69	$8.91
Total return[2]	15.87%	8.75%	(10.90)%
Ratios to average net assets (annualized)
Gross expenses	3.05%	5.03%	17.43%
Net expenses	1.25%	1.25%	1.25%
Net investment income	0.51%	0.52%	0.95%
Supplemental data
Portfolio turnover rate	30%	37%	12%
Net assets, end of period (000’s omitted)	$1,487	$798	$266

1.	For the period from September 30, 2008 (commencement of class operations) to July 31, 2009.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Social Sustainability Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended July 31,
Class C	2011	2010	2009[1]
Net asset value, beginning of period	$9.51	$8.85	$10.00
Net investment income	(0.04)	(0.00)[2]	0.01
Net realized and unrealized gains (losses) on investments	1.46	0.72	(1.16)

Total from investment operations	1.42	0.72	(1.15)
Distributions to shareholders from
Net investment income	0.00	(0.06)	0.00
Net realized gains	(0.05)	0.00	0.00

Total distribution from shareholders	(0.05)	(0.06)	0.00
Net asset value, end of period	$10.88	$9.51	$8.85
Total return[3]	14.96%	8.08%	(11.50)%
Ratios to average net assets (annualized)
Gross expenses	3.89%	5.93%	16.14%
Net expenses	2.00%	2.00%	2.00%
Net investment income (loss)	(0.25)%	(0.20)%	0.41%
Supplemental data
Portfolio turnover rate	30%	37%	12%
Net assets, end of period (000’s omitted)	$239	$272	$132

1.	For the period from September 30, 2008 (commencement of class operations) to July 31, 2009.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Social Sustainability Fund	17

(For a share outstanding throughout each period)

	Year Ended July 31,
Administrator Class	2011	2010	2009[1]
Net asset value, beginning of period	$9.65	$8.92	$10.00
Net investment income	0.08	0.06	0.07
Net realized and unrealized gains (losses) on investments	1.47	0.76	(1.15)

Total from investment operations	1.55	0.82	(1.08)
Distributions to shareholders from
Net investment income	(0.07)	(0.09)	0.00
Net realized gains	(0.05)	0.00	0.00

Total distribution to shareholders	(0.12)	(0.09)	0.00
Net asset value, end of period	$11.08	$9.65	$8.92
Total return[2]	16.07%	9.19%	(10.80)%
Ratios to average net assets (annualized)
Gross expenses	2.89%	4.92%	14.12%
Net expenses	1.00%	1.00%	1.00%
Net investment income	0.77%	0.80%	1.43%
Supplemental data
Portfolio turnover rate	30%	37%	12%
Net assets, end of period (000’s omitted)	$5,783	$4,363	$1,740

1.	For the period from September 30, 2008 (commencement of class operations) to July 31, 2009.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Social Sustainability Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Social Sustainability Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Notes to Financial Statements	Wells Fargo Advantage Social Sustainability Fund	19

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$7,451,881	$0	$0	$7,451,881
Short-term investments
Investment companies	115,076	0	0	115,076
	$7,566,957	$0	$0	$7,566,957

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2011, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

20	Wells Fargo Advantage Social Sustainability Fund	Notes to Financial Statements

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Nelson Capital Management, LLC, an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.45% and declining to 0.25% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets the class.

For the year ended July 31, 2011, Wells Fargo Funds Distributor, LLC received $1,259 from the sale of Class A.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended July 31, 2011 were $3,209,150 and $2,010,431, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.

For the year ended July 31, 2011, there were no borrowings by the Fund under the agreement.

Notes to Financial Statements	Wells Fargo Advantage Social Sustainability Fund	21

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 were as follows:

	Year ended July 31,
	2011	2010
Ordinary Income	$33,085	$25,364
Long-term Capital Gain	31,122	0

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)
$29,000	$40,775	$881,415

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

22	Wells Fargo Advantage Social Sustainability Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Social Sustainability Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Social Sustainability Fund as of July 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 27, 2011

Other Information (Unaudited)	Wells Fargo Advantage Social Sustainability Fund	23

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2011.

Pursuant to Section 852 of the Internal Revenue Code, $31,122 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $33,085 of income dividends paid during the fiscal year ended July 31, 2011 has been designated as qualified dividend income (QDI).

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

24	Wells Fargo Advantage Social Sustainability Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Social Sustainability Fund	25

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the In dependent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

26	Wells Fargo Advantage Social Sustainability Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Social Sustainability Fund

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Social Sustainability Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Nelson Capital Management, LLC (“Nelson”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Nelson are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Nelson and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Nelson under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Nelson, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Nelson. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to the Fund, specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Nelson about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Nelson.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

Other Information (Unaudited)	Wells Fargo Advantage Social Sustainability Fund	27

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Fund was lower than the median performance of the Universe for the periods under review, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe. The Board received a report that showed that the performance of the Fund is consistent with the Fund’s more value conscious growth strategy. The Board was satisfied that Funds Management and Nelson were taking appropriate actions with respect to the Fund’s investment performance and requested continued reports on the performance of the Fund.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratio of the Fund was lower than or in range of the Fund’s Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Nelson for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were lower than or in range of the median rates for the Fund’s Expense Group, except for Class A. The Board further noted that Funds Management had agreed to continue contractual fee cap arrangements for the Fund designed to lower the Fund’s expenses.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Nelson to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without an administration fee rate and before and after waivers, were acceptable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Fund to Funds Management varied widely, depending on, among

28	Wells Fargo Advantage Social Sustainability Fund	Other Information (Unaudited)

other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to the Fund, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Nelson, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Fund. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Nelson

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Nelson, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Nelson with the Fund and benefits potentially derived from an increase in Funds Management’s and Nelson’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Nelson).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that the Fund pays sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the multiple channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Nelson annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Social Sustainability Fund	29

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

204795 09-11 A214/AR214 7-11

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2011, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended July 31, 2010 and July 31, 2011 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended July 31, 2010 and July 31, 2011, the Audit Fees were $2,226,360 and $2,224,467, respectively.

(b) Audit-Related Fees - There were no audit-related fees incurred for the fiscal years ended July 31, 2010 and July 31, 2011 for assurance and related services by the principal accountant for the Registrant.

(c) Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended July 31, 2010 and July 31, 2011 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended July 31, 2010 and July 31, 2011, the Tax Fees were $189,320 and $148,800, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended July 31, 2010 and July 31, 2011, the Tax Fees were $209,840 and $327,035, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d) All Other Fees - There were no other fees incurred for the fiscal years ended July 31, 2010 and July 31, 2011.

(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended July 31, 2010 and July 31, 2011, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

For the fiscal year ended July 31, 2010, the Registrant incurred non-audit fees in the amount of $103,000. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A.

For the fiscal years ended July 31, 2010, the Registrant’s investment adviser incurred non-audit fees in the amount of $45,000. The non-audit fees for the year-ended July 31, 2010 relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

(h) The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch
President

Date: September 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch
President

Date: September 28, 2011

By:	/s/ KASEY L. PHILLIPS
Kasey L. Phillips
Treasurer

Date: September 28, 2011